                                           REGISTRATION NOS. 333-25549/811-02441

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

                                   ----------

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
               Pre-Effective Amendment No.      [_]
               Post Effective Amendment No. 19  [X]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
               Amendment No.126                 [X]

                                   ----------
                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT D
                           (EXACT NAME OF REGISTRANT)

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                               (NAME OF DEPOSITOR)

                   2727-A ALLEN PARKWAY, HOUSTON, TEXAS 77019
         (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (713) 831-8470
               (DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE)
                                   ----------
                         AMERICAN HOME ASSURANCE COMPANY
                               (NAME OF GUARANTOR)

                      175 WATER STREET, NEW YORK, NY 10038
         (ADDRESS OF GUARANTOR'S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (212) 770-7000
               (GUARANTOR'S TELEPHONE NUMBER, INCLUDING AREA CODE)
                                   ----------
                              LAUREN W. JONES, ESQ.
                      AMERICAN GENERAL LIFE COMPANIES, LLC
                    2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)
                                   ----------

It is proposed that this filing will become effective:

[X]  immediately upon filing pursuant to paragraph (b) of Rule 485

[_]  on [date] pursuant to paragraph (b) of Rule 485

[_]  60 days after filing pursuant to paragraph (a) (1) of Rule 485

[_]  on [date] pursuant to paragraph (a) (1) of Rule 485

Title of Securities Being Registered: (i) Units of interest in American General Life Insurance Company Separate Account D under WM Strategic Asset Manager variable annuity contracts, and (ii) a guarantee related to insurance obligations under certain of those contracts.

                           WM STRATEGIC ASSET MANAGER
                                   PROSPECTUS


                                   MAY 1, 2012


                 FLEXIBLE PAYMENT VARIABLE AND FIXED INDIVIDUAL
                      DEFERRED ANNUITY CONTRACTS OFFERED BY
                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                        ANNUITY ADMINISTRATION DEPARTMENT
                    P.O. BOX 1401, HOUSTON, TEXAS 77251-1401
        1-800-277-0914; 1-281-878-7409; HEARING IMPAIRED: 1-888-436-5257

American General Life Insurance Company ("AGL") is offering the flexible payment variable and fixed individual deferred annuity contracts (the "Contracts") described in this Prospectus. You may use AGL's Separate Account D ("Separate Account") for a variable investment return under the Contracts based on one or more of the following mutual funds that are a part of Principal Variable Contracts Funds, Inc. ("PVC"), a series mutual fund advised by Principal Management Corporation.


STRATEGIC ASSET MANAGEMENT ("SAM") PORTFOLIOS    ACCOUNTS
---------------------------------------------    --------
..    SAM Balanced Portfolio                      .    Diversified International Account

..    SAM Conservative Balanced Portfolio         .    Equity Income Account

..    SAM Conservative Growth Portfolio           .    Income Account

..    SAM Flexible Income Portfolio               .    LargeCap Blend Account II

..    SAM Strategic Growth Portfolio              .    LargeCap Growth Account

                                                 .    Money Market Account

                                                 .    Short-Term Income Account

                                                 .    SmallCap Growth Account II

                                                 .    Government & High Quality Bond Account

                                                 .    Principal Capital Appreciation Account



Each of the mutual fund series offers Class 1 shares. You may also use AGL's guaranteed interest option. This option currently has one Guarantee Period, with a guaranteed interest rate.

We have designed this Prospectus to provide you with information that you should have before investing in the Contracts. Please read the Prospectus carefully and keep it for future reference. You should rely only on the information contained in this document and the current prospectus of PVC.


For additional information about the Contracts, you may request a copy of the Statement of Additional Information (the "SAI"), dated May 1, 2012. We have filed the SAI with the Securities and Exchange Commission ("SEC") and have incorporated it by reference into this Prospectus. The "Contents" of the SAI appears at the end of this variable annuity Prospectus. You may obtain a free copy of the SAI if you write or call AGL's Annuity Administration Department, P.O. Box 1401, Houston Texas 77251-1401. The telephone number is 1-800-277-0914. You may also obtain the SAI through the SEC's Web site at http://www.sec.gov.


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CONTRACTS ARE NOT AVAILABLE IN ALL STATES.

The Contracts are not insured by the FDIC, The Federal Reserve Board or any similar agency. They are not a deposit or other obligation of, nor are they guaranteed or endorsed by, any bank or depository institution. An investment in a variable annuity is subject to investment risks, including possible loss of principal investment.

                                TABLE OF CONTENTS


DEFINITIONS............................................................    3
FEE TABLE..............................................................    5
SUMMARY OF CONTRACT PROVISIONS.........................................    6
      Minimum Investment Requirements..................................    6
      Purchase Payment Accumulation....................................    7
      Fixed and Variable Annuity Payments..............................    7
      Changes in Allocations Among Divisions and Guarantee Periods.....    7
      Surrenders and Withdrawals.......................................    7
      Cancellation Right...............................................    7
      Death Proceeds...................................................    8
      Limitations Imposed by Retirement Plans and Employers ...........    8
      Communications to Us.............................................    8
      Financial and Performance Information............................    8
SELECTED ACCUMULATION UNIT DATA (UNAUDITED)............................    8
FINANCIAL INFORMATION..................................................   10
AGL....................................................................   11
AMERICAN HOME ASSURANCE COMPANY........................................   12
SEPARATE ACCOUNT D.....................................................   12
THE SERIES.............................................................   12
      Voting Privileges................................................   14
THE FIXED ACCOUNT......................................................   15
      Guarantee Periods................................................   15
      Crediting Interest...............................................   15
      New Guarantee Periods............................................   15
CONTRACT ISSUANCE AND PURCHASE PAYMENTS................................   16
      Payments.........................................................   16
      Minimum Requirements.............................................   16
OWNER ACCOUNT VALUE....................................................   16
      Variable Account Value...........................................   16
      Fixed Account Value..............................................   17
TRANSFER, AUTOMATIC REBALANCING, SURRENDER AND PARTIAL WITHDRAWAL OF
      OWNER ACCOUNT VALUE..............................................   17
      Transfers........................................................   17
      Automatic Rebalancing............................................   18
      Market Timing....................................................   18
      Surrenders.......................................................   19
      Partial Withdrawals..............................................   19
ANNUITY PERIOD AND ANNUITY PAYMENT OPTIONS.............................   20
      Annuity Commencement Date........................................   20
      Application of Owner Account Value...............................   20
      Fixed and Variable Annuity Payments..............................   20
      Annuity Payment Options..........................................   20
      Election of Annuity Payment Option...............................   21
      Available Annuity Payment Options................................   21
      Transfers........................................................   22
DEATH PROCEEDS.........................................................   22
      Death Proceeds Before the Annuity Commencement Date..............   22
      Death Proceeds After the Annuity Commencement Date...............   23
      Proof of Death...................................................   24
CHARGES UNDER THE CONTRACTS............................................   24
      Premium Taxes....................................................   24
      Surrender Charge.................................................   24
      Special Surrender Charge Rules for Contracts Issued After
         October 1, 1998 and Before February 15, 2000..................   25
      Special Surrender Charge Rules for Contracts Issued Before
         October 2, 1998...............................................   26
      Transfer Charges.................................................   26
      Annual Contract Fee..............................................   27
      Charge to the Separate Account...................................   27
      Miscellaneous....................................................   27
      Systematic Withdrawal Plan.......................................   27
      One-Time Reinstatement Privilege.................................   27
      Reduction in Surrender Charges or Administrative Charges.........   27
LONG-TERM CARE AND TERMINAL ILLNESS....................................   28
      Long-Term Care...................................................   28
      Terminal Illness.................................................   28
OTHER ASPECTS OF THE CONTRACTS.........................................   28
      Owners, Annuitants, and Beneficiaries; Assignments...............   28
      Reports..........................................................   28
      Rights Reserved by Us............................................   28
      Payment and Deferment............................................   29
FEDERAL INCOME TAX MATTERS.............................................   29
      General..........................................................   29
      Non-Qualified Contracts..........................................   29
      Individual Retirement Annuities ("IRAs").........................   31
      Roth IRAs........................................................   32
      Simplified Employee Pension Plans................................   33
      Simple Retirement Accounts.......................................   33
      Other Qualified Plans............................................   34
      Private Employer Unfunded Deferred Compensation Plans............   35
      Federal Income Tax Withholding and Reporting.....................   35
      Taxes Payable by AGL and the Separate Account....................   35
DISTRIBUTION ARRANGEMENTS..............................................   35
SERVICE AGREEMENTS.....................................................   37
LEGAL MATTERS..........................................................   37
OTHER INFORMATION ON FILE..............................................   37
CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION........................   37

DEFINITIONS


WE, OUR AND US - American General Life Insurance Company ("AGL").

YOU AND YOUR - a reader of this Prospectus who is contemplating making purchase payments or taking any other action in connection with a Contract. This is generally the Owner of a Contract.

ACCOUNT VALUE - the sum of your Fixed Account Value and your Variable Account Value after deduction of any fees. We may subtract certain other charges from your Account Value in the case of transfers or distribution of your Account Value.

ACCUMULATION UNIT - a measuring unit used in calculating your interest in a Division of Separate Account D before the Annuity Commencement Date.

ANNUITANT - the person named as annuitant in the application for a Contract and on whose life annuity payments may be based.


ANNUITY ADMINISTRATION DEPARTMENT - our annuity service center in our Home Office to which you should direct all purchase payments, requests, instructions and other communications. Our Annuity Administration Department mailing address is P.O. Box 1401, Houston, Texas 77251-1401.


ANNUITY COMMENCEMENT DATE - the date on which we begin making payments under an Annuity Payment Option, unless you elect a single sum payment instead.

ANNUITY PAYMENT OPTION - one of the ways in which you can request us to make annuity payments to you. An Annuity Payment Option will control the amount of each payment, how often we make payments, and for how long we make payments.

ANNUITY PERIOD - the period of time during which we make annuity payments under an Annuity Payment Option.

ANNUITY UNIT - a measuring unit used to calculate the amount of Variable Annuity Payments.

BENEFICIARY - the person who will receive any proceeds due under a Contract following the death of an Owner or an Annuitant.

CODE - the Internal Revenue Code of 1986, as amended.

CONTINGENT ANNUITANT - a person whom you designate under a Non-Qualified Contract to become the Annuitant if the Annuitant dies before the Annuity Commencement Date and the Contingent Annuitant is alive when the Annuitant dies.

CONTINGENT BENEFICIARY - a person whom you designate to receive any proceeds due under a Contract following the death of an Owner or an Annuitant, if the Beneficiary has died but the Contingent Beneficiary is alive when the proceeds become payable.

CONTRACT - an individual annuity Contract offered by this Prospectus.

CONTRACT ANNIVERSARY - each anniversary of the date of issue of the Contract.

CONTRACT YEAR - each year beginning with the date of issue of the Contract.

DIVISION - one of the several different investment options into which Separate Account D is divided. Each Division invests in shares of a Series.

FIXED ACCOUNT - the name of the investment option that allows you to allocate purchase payments to AGL's General Account.

FIXED ACCOUNT VALUE - the sum of your net purchase payments and transfers in the Fixed Account, plus accumulated interest, less any partial withdrawals and transfers you make out of the Fixed Account.

FIXED ANNUITY PAYMENTS - annuity payments that are fixed in amount and do not vary with the investment experience of any Division of Separate Account D.

GENERAL ACCOUNT - all assets of AGL other than those in Separate Account D or any other legally segregated separate account established by AGL.

GUARANTEED INTEREST RATE - the rate of interest we credit during any Guarantee Period, on an effective annual basis.

GUARANTEE PERIOD - the period for which we credit a Guaranteed Interest Rate.


HOME OFFICE - our office at the following address and phone number: American General Life Insurance Company, Annuity Administration Department, P.O. Box 1401, Houston, Texas 77251-1401; 1-800-277-0914 or 1-281-878-7409.


INVESTMENT COMPANY ACT OF 1940 ("1940 ACT") - a federal law governing the operations of investment companies such as the Series and the Separate Account.

NON-QUALIFIED - not eligible for the kind of federal income tax treatment that occurs with retirement plans allowed by Sections 401, 403, 408 or 408A of the Code.

OWNER - the holder of record of a Contract, except that the employer or trustee may be the Owner of the Contract in connection with a retirement plan.

QUALIFIED - eligible for the kind of federal income tax treatment that occurs with retirement plans allowed by Sections 401, 403, 408 or 408A of the Code.

SEPARATE ACCOUNT - the segregated asset account of AGL named Separate Account D, which receives and invests purchase payments under the Contracts.


SERIES - an individual portfolio of a mutual fund that you may choose for investment under the Contracts. Currently, the Series are the Portfolios and the Funds of the Principal Variable Contract Funds, Inc. ("PVC").


SURRENDER CHARGE - a charge for sales expenses that we may assess when you surrender a Contract or receive payment of certain other amounts from a Contract.

VALUATION DATE - a day when we are open for business. However, a day is not a Valuation Date, if the Series in which a Division invests does not calculate the value of its shares on that day.

VALUATION PERIOD - the period that starts at the close of regular trading on the New York Stock Exchange on a Valuation Date and ends at the close of regular trading on the New York Stock Exchange on the next Valuation Date.

VARIABLE ACCOUNT VALUE - the sum of your account values in the Separate Account Divisions. Your account value in a Separate Account Division equals the value of a Division's Accumulation Unit multiplied by the number of Accumulation Units you have in that Division.

VARIABLE ANNUITY PAYMENTS - annuity payments that vary in amount based on the investment earnings and losses of one or more of the Divisions.


WRITTEN - signed, dated, and in a form satisfactory to us and received at our Home Office. You must use special forms we or your sales representative provide to elect an Annuity Option or exercise your one-time reinstatement privilege.

FEE TABLE


THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED IF APPLICABLE.

Owner Transaction Charges
   Front-End Sales Charge Imposed on Purchases....................      0%
   Maximum Surrender Charge/1/....................................    7.0%
   (computed as a percentage of purchase payments surrendered)
   Transfer Fee...................................................   $ 25/2/

THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING THE VARIABLE ACCOUNT OPTION FEES AND EXPENSES.

Annual Contract Fee/3/............................................   $  35
Separate Account Annual Expenses (as a percentage of average daily
Variable Account Value)
   Mortality and Expense Risk Charge..............................    1.25%
   Administrative Expense Charge..................................    0.15%
                                                                     -----
   Total Separate Account Annual Expenses.........................    1.40%
                                                                     =====


THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE MUTUAL FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH MUTUAL FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH MUTUAL FUND.



TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES            MINIMUM   MAXIMUM
-------------------------------------------            -------   -------
(Expenses that are deducted from the assets of a
Mutual Fund, including management fees, distribution
and/or service (12b-1) fees, and other expenses)          0.23%     1.05%



Examples


This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, separate account annual expenses and the Variable Account Option fees and expenses.


The Examples below assume that you invest $10,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assume the MAXIMUM fees and expenses for a Variable Account Option. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



     (1) This example applies to Contract Owners who purchased their Contracts after February 14, 2000. The 15% free withdrawal under these Contracts is available in the first year. SEE "CHARGES UNDER THE CONTRACTS" SECTION FOR MORE INFORMATION. If you surrender your Contract at the end of the applicable time period:


----------
/1/ This charge does not apply or is reduced under certain circumstances. See "Surrender Charge."

/2/ You may make up to 12 transfers each Contract Year before the Annuity Commencement Date without charge, but additional transfers will be subject to a $25 charge.

/3/ This charge is waived for cumulative premiums of $50,000 or more and does not apply during the Annuity Period.

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $852     $1,214    $1,687    $2,862


(2) This example applies to Contract Owners who purchased their Contracts after October 1, 1998 and before February 15, 2000. The 15% free withdrawal under these Contracts is not available until the second year. SEE "CHARGES UNDER THE CONTRACTS" SECTION FOR MORE INFORMATION. If you surrender your Contract at the end of the applicable time period:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $957     $1,214    $1,687    $2,862


(3) This example applies to Contract Owners who purchased their Contracts before October 2, 1998. The 10% free withdrawal under these Contracts is not available until the second year. SEE "CHARGES UNDER THE CONTRACTS" SECTION FOR MORE INFORMATION. If you surrender your Contract at the end of the applicable time period:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $957     $1,239    $1,707    $2,862

(4)  If you do not surrender your Contract:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $257      $789     1,347     $2,862


Note: These examples should not be considered representations of past or future expenses for Separate Account D or for any Series. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.


SUMMARY OF CONTRACT PROVISIONS

You should read this summary together with the other information in this Prospectus.


The purpose of the Contracts is to provide retirement benefits through:


     .    the accumulation of purchase payments on a fixed or variable basis;
          and

     . the application of such accumulations to provide Fixed or Variable Annuity Payments.

MINIMUM INVESTMENT REQUIREMENTS


Your initial purchase payment must be at least $2,000, if you are buying a Qualified Contract, and $5,000, if you are buying a Non-Qualified Contract. SEE "FEDERAL INCOME TAX MATTERS" FOR A DISCUSSION OF THE VARIOUS TAX ASPECTS INVOLVED IN PURCHASING QUALIFIED AND NON-QUALIFIED CONTRACTS. The amount of any subsequent purchase payment that you make must be at least $100. If your Account Value falls below $500, we may cancel your Contract and treat it as a full surrender. We also may transfer funds, without charge, from a Division (other than the Money Market Fund Division) or Guarantee Period under your Contract to the Money Market Fund Division, if the Account Value of that Division or Guarantee Period falls below $500. SEE "CONTRACT ISSUANCE AND PURCHASE PAYMENTS" SECTION FOR MORE INFORMATION.


MINIMUM INVESTMENT REQUIREMENTS IN OREGON. The preceding paragraph applies to all Contracts, including those purchased in Oregon. However, beginning November 20, 2000, if you purchase a Contract in Oregon, you may make only one purchase payment. The purchase payment is the sum of:

     .    the amount we receive on the date of issue of your Contract; and

     . any amount of transfers or exchanges which you already requested to be paid to us as of the date of issue, but we have not received by that date.

PURCHASE PAYMENT ACCUMULATION

We accumulate purchase payments on a variable or fixed basis until the Annuity Commencement Date.


For variable accumulation, you may allocate part or all of your Account Value to one or more of the 15 available Divisions of the Separate Account. Each Division invests solely in shares of one of 15 corresponding Series. SEE "THE SERIES" FOR MORE INFORMATION. The value of accumulated purchase payments allocated to a Division increases or decreases, as the value of the investments in a Series' shares increases or decreases, subject to reduction by charges and deductions. SEE "VARIABLE ACCOUNT VALUE" FOR MORE INFORMATION.



For fixed accumulation, you may allocate part or all of your Account Value to one or more of the Guarantee Periods available in our Fixed Account at the time you make your allocation. Each Guarantee Period is for a different period of time and has a different Guaranteed Interest Rate. The value of accumulated purchase payments increases at the Guaranteed Interest Rate applicable to that Guarantee Period. SEE "THE FIXED ACCOUNT" SECTION FOR MORE INFORMATION.


FIXED AND VARIABLE ANNUITY PAYMENTS

You may elect to receive Fixed or Variable Annuity Payments or a combination of Payments beginning on the Annuity Commencement Date. Fixed Annuity Payments are periodic payments from AGL in a fixed amount guaranteed by AGL. The amount of the Payments will depend on the Annuity Payment Option chosen, the age, and in some cases, the gender of the Annuitant, and the total amount of Account Value applied to the fixed Annuity Payment Option.


Variable Annuity Payments are similar to Fixed Annuity Payments, except that the amount of each periodic payment from AGL will vary reflecting the net investment return of the Division or Divisions you selected under your variable Annuity Payment Option. The payment for a given month will exceed the previous month's payment, if the net investment return for a given month exceeds the assumed interest rate used in the Contract's annuity tables. The monthly payment will be less than the previous payment, if the net investment return for a month is less than the assumed interest rate. The assumed interest rate used in the Contract's annuity tables is 3.5%. AGL may offer other forms of the Contract with a lower assumed interest rate and reserves the right to discontinue the offering of the higher interest rate form of Contract. SEE "ANNUITY PERIOD AND ANNUITY PAYMENT OPTIONS" SECTION FOR MORE INFORMATION.


CHANGES IN ALLOCATIONS AMONG DIVISIONS AND GUARANTEE PERIODS

Before the Annuity Commencement Date, you may change your allocation of future purchase payments to the various Divisions and Guarantee Periods, without charge.

In addition, you may reallocate your Account Value among the Divisions and Guarantee Periods before the Annuity Commencement Date. However, you are limited in the amount that you may transfer out of a Guarantee Period. SEE "TRANSFER, AUTOMATIC REBALANCING, SURRENDER AND PARTIAL WITHDRAWAL OF OWNER ACCOUNT VALUE - TRANSFERS," FOR THESE AND OTHER CONDITIONS OF TRANSFER.


After the Annuity Commencement Date, you may make transfers from a Division to another Division or to a fixed Annuity Payment Option. However, you may not make transfers from a fixed Annuity Payment Option. SEE "ANNUITY PERIOD AND ANNUITY PAYMENT OPTIONS - TRANSFERS" SECTION FOR MORE INFORMATION.


SURRENDERS AND WITHDRAWALS


You may make a total surrender of or partial withdrawal from your Contract at any time before the Annuity Commencement Date by Written request to us. A surrender or partial withdrawal may require you to pay a Surrender Charge, and some surrenders and partial withdrawals may require you to pay tax penalties. SEE "SURRENDERS AND PARTIAL WITHDRAWALS" SECTION FOR MORE INFORMATION.


CANCELLATION RIGHT

You may cancel your Contract by delivering it or mailing it with a Written cancellation request to our Home Office or to your sales representative, before the close of business on the 10th day after you receive the Contract. In some states the Contract provides for a 20 or 30 day period.

We will refund to you, in most states, the sum of:

     .    your Account Value; and

     .    any premium taxes and Annual Contract Fee that have been deducted.

Some states require us to refund the sum of your purchase payments only if it is larger than the amount just described. In all other states, we refund the sum of your purchase payments.

DEATH PROCEEDS


If the Annuitant or Owner dies before the Annuity Commencement Date, we will pay a benefit to the Beneficiary. SEE "DEATH PROCEEDS BEFORE THE ANNUITY COMMENCEMENT DATE" SECTION FOR MORE INFORMATION.


LIMITATIONS IMPOSED BY RETIREMENT PLANS AND EMPLOYERS

An employer or trustee who is the Owner under a retirement plan may limit certain rights you would otherwise have under a Contract. These limitations may restrict total and partial withdrawals, the amount or timing of purchase payments, the start of annuity payments, and the type of annuity options that you may select. You should familiarize yourself with the provisions of any retirement plan in which a Contract is used. We are not responsible for monitoring or assuring compliance with the provisions of any retirement plan.

COMMUNICATIONS TO US

You should include, in communications to us, your Contract number, your name, and, if different, the Annuitant's name. You may direct communications to the addresses and phone numbers on the first page of this Prospectus.

We will consider purchase payments or other communications to be received at our Home Office on the date we actually receive them, if they are in proper form. However, we will consider purchase payments to be received on the next Valuation Date if we receive them (1) after the close of regular trading on The New York Stock Exchange or (2) on a date that is not a Valuation Date.

FINANCIAL AND PERFORMANCE INFORMATION


We include financial statements of AGL, American Home Assurance Company and the WM Strategic Asset Manager Divisions of Separate Account D in the SAI. The Separate Account financial statements include information only about the Divisions that invest in the Portfolios and Funds of PVC.


From time to time, the Separate Account may include in advertisements and other sales materials several types of performance information for the Divisions. This information may include "average annual total return," "total return," and "cumulative total return." The Money Market Fund Division may also advertise "effective yield."

SELECTED ACCUMULATION UNIT DATA (UNAUDITED)


The following tables show the Accumulation Unit ("AU") value for the Divisions available with the Contracts on the date purchase payments were first allocated to each Division. It also shows the Accumulation Unit values and the number of Accumulation Units outstanding at the end of each calendar year for the last ten years.



                                            NUMBER OF UNITS                                               NUMBER OF UNITS
                  UNIT VALUE   UNIT VALUE     OUTSTANDING                       UNIT VALUE   UNIT VALUE     OUTSTANDING
DIVISION   YEAR     AT 1/1      AT 12/31        AT 12/31      DIVISION   YEAR     AT 1/1      AT 12/31        AT 12/31
--------   ----   ----------   ----------   ---------------   --------   ----   ----------   ----------   ---------------
SAM BALANCED PORTFOLIO                                        DIVERSIFIED INTERNATIONAL ACCOUNT
           2011     $10.64       $10.59         2,526,817                2011      $6.33        $5.54          103,502
           2010     $ 9.49       $10.64         3,156,848                2010      $5.67        $6.33          119,291
           2009     $ 7.77       $ 9.49         4,200,867                2009      $4.52        $5.67          162,556
           2008     $10.68       $ 7.77         6,281,402                2008      $8.52        $4.52          180,761
           2007      $9.97       $10.68        12,648,509                2007      $7.44        $8.52          313,386
           2006      $9.14        $9.97        19,470,713                2006      $6.26        $7.44          458,616
           2005      $8.74        $9.14        24,705,106                2005      $5.39        $6.26          518,465
           2004      $8.05        $8.74        28,412,338                2004      $4.81        $5.39          524,395
           2003      $6.65        $8.05        31,038,324                2003      $3.60        $4.81          560,816
           2002      $7.39        $6.65        34,906,845                2002      $4.33        $3.60          643,141

SAM CONSERVATIVE BALANCED PORTFOLIO/3/                        MONEY MARKET ACCOUNT
           2011      $8.01        $8.06           191,309                2011      $6.07        $5.98          233,609
           2010      $7.26        $8.01           223,531                2010      $6.15        $6.07          370,805
           2009      $6.08        $7.26           338,594                2009      $6.23        $6.15          547,566
           2008      $7.63        $6.08           476,048                2008      $6.16        $6.23          704,614
           2007      $7.20        $7.63           908,866                2007      $5.95        $6.16          852,477
           2006      $6.71        $7.20         1,493,185                2006      $5.78        $5.95        1,276,306
           2005      $6.50        $6.71         1,931,866                2005      $5.72        $5.78        1,204,188
           2004      $6.09        $6.50         2,164,179                2004      $5.75        $5.72        1,419,380
           2003      $5.28        $6.09         2,035,585                2003      $5.79        $5.75        2,191,061
           2002      $5.48        $5.28         2,261,547                2002      $5.79        $5.79        3,980,318

                                            NUMBER OF UNITS                                               NUMBER OF UNITS
                  UNIT VALUE   UNIT VALUE     OUTSTANDING                       UNIT VALUE   UNIT VALUE     OUTSTANDING
DIVISION   YEAR     AT 1/1      AT 12/31        AT 12/31      DIVISION   YEAR     AT 1/1      AT 12/31        AT 12/31
--------   ----   ----------   ----------   ---------------   --------   ----   ----------   ----------   ---------------
SAM CONSERVATIVE GROWTH PORTFOLIO                             SHORT TERM INCOME ACCOUNT
           2011     $10.54       $10.34         1,915,748                2011      $7.55        $7.55           35,928
           2010     $ 9.27       $10.54         2,491,839                2010      $7.35        $7.55           54,951
           2009     $ 7.48       $ 9.27         3,081,473                2009      $6.78        $7.35           63,202
           2008     $11.34       $ 7.48         4,236,853                2008      $6.91        $6.78           84,739
           2007     $10.53       $11.34         7,865,025                2007      $6.71        $6.91          171,382
           2006     $ 9.51       $10.53        12,615,027                2006      $6.51        $6.71          270,706
           2005     $ 9.01       $ 9.51        16,108,452                2005      $6.49        $6.51          431,283
           2004     $ 8.18       $ 9.01        18,998,377                2004      $6.45        $6.49          582,836
           2003     $ 6.44       $ 8.18        21,673,180                2003      $6.20        $6.45          683,337
           2002     $ 7.73       $ 6.44        26,163,600                2002      $5.92        $6.20          816,941

EQUITY INCOME ACCOUNT                                         SMALLCAP GROWTH ACCOUNT II
           2011     $ 9.57       $ 9.96           314,638                2011      $6.10        $5.75          124,623
           2010     $ 8.36       $ 9.57           468,596                2010      $4.88        $6.10          146,238
           2009     $ 7.06       $ 8.36           598,322                2009      $3.75        $4.88          171,040
           2008     $10.84       $ 7.06           801,506                2008      $6.47        $3.75          195,859
           2007     $10.45       $10.84         1,727,148                2007      $6.25        $6.47          298,647
           2006     $ 8.97       $10.45         2,465,206                2006      $5.93        $6.25          477,041
           2005     $ 8.25       $ 8.97         2,685,742                2005      $6.12        $5.93          585,522
           2004     $ 7.02       $ 8.25         2,719,921                2004      $5.93        $6.12          776,893
           2003     $ 5.47       $ 7.02         2,828,241                2003      $3.51        $5.93          927,137
           2002     $ 6.34       $ 5.47         3,088,847                2002      $6.73        $3.51        1,002,627

SAM FLEXIBLE INCOME PORTFOLIO                                 SAM STRATEGIC GROWTH PORTFOLIO
           2011      $9.43        $9.62           481,527                2011     $11.02       $10.66          793,744
           2010      $8.66        $9.43           600,255                2010     $ 9.60       $11.02          949,433
           2009      $7.32        $8.66           806,531                2009     $ 7.64       $ 9.60        1,444,983
           2008      $8.61        $7.32         1,269,379                2008     $12.38       $ 7.64        1,533,411
           2007      $8.23        $8.61         2,612,552                2007     $11.46       $12.38        2,774,475
           2006      $7.81        $8.23         3,943,217                2006     $10.28       $11.46        4,197,173
           2005      $7.66        $7.81         5,803,431                2005     $ 9.68       $10.28        5,446,225
           2004      $7.29        $7.66         6,865,841                2004     $ 8.70       $ 9.68        6,436,098
           2003      $6.53        $7.29         7,868,316                2003     $ 6.63       $ 8.70        7,264,859
           2002      $6.48        $6.53         9,808,934                2002     $ 8.46       $ 6.63        8,646,313

LARGECAP BLEND ACCOUNT II                                     GOVERNMENT & HIGH QUALITY BOND ACCOUNT
           2011      $6.43        $6.34           509,864                2011      $6.43        $8.40          136,859
           2010      $5.76        $6.43           629,069                2010      $5.76        $6.43          629,069
           2009      $4.50        $5.76           770,625                2009      $7.31        $7.68          276,183
           2008      $7.18        $4.50           984,167                2008      $7.08        $7.31          368,425
           2007      $6.92        $7.18         1,985,545                2007      $6.74        $7.08          870,538
           2006      $6.28        $6.92         3,185,003                2006      $6.54        $6.74        1,358,726
           2005      $6.16        $6.28         4,258,719                2005      $6.49        $6.54        1,909,404
           2004      $5.73        $6.16         5,015,663                2004      $6.34        $6.49        2,401,347
           2003      $4.58        $5.73         5,917,061                2003      $6.30        $6.34        3,935,172
           2002      $5.89        $4.58         7,300,111                2002      $5.86        $6.30        6,054,655

LARGECAP GROWTH ACCOUNT                                       PRINCIPAL CAPITAL APPRECIATION ACCOUNT
           2011      $6.88        $6.50           568.410                2011     $12.10       $11.95          305,341
           2010      $5.90        $6.88           637,995                2010     $10.64       $12.10          362,690
           2009      $4.71        $5.90           771,333                2009     $ 8.31       $10.64          421,397
           2008      $8.40        $4.71           960,028                2008     $12.64       $ 8.31          577,127
           2007      $6.90        $8.40         1,649,245                2007     $11.79       $12.64        1,175,063
           2006      $6.67        $6.90         2,464,322                2006     $10.68       $11.79        1,718,444
           2005      $6.30        $6.67         3,259,242                2005     $ 9.97       $10.68        2,054,268
           2004      $5.90        $6.30         4,064,538                2004     $ 8.95       $ 9.97        2,329,097
           2003      $4.63        $5.90         4,884,654                2003     $ 6.33       $ 8.95        2,486,638
           2002      $6.81        $4.63         5,917,083                2002     $ 8.29       $ 6.33        2,712,340

                                            NUMBER OF UNITS                                               NUMBER OF UNITS
                  UNIT VALUE   UNIT VALUE     OUTSTANDING                       UNIT VALUE   UNIT VALUE     OUTSTANDING
DIVISION   YEAR     AT 1/1      AT 12/31        AT 12/31      DIVISION   YEAR     AT 1/1      AT 12/31        AT 12/31
--------   ----   ----------   ----------   ---------------   --------   ----   ----------   ----------   ---------------
INCOME ACCOUNT
           2011      $9.09        $9.52           106,437
           2010      $8.48        $9.09           164,960
           2009      $7.27        $8.48           247,845
           2008      $7.63        $7.27           344,011
           2007      $7.31        $7.63           723,096
           2006      $7.07        $7.31         1,060,957
           2005      $7.00        $7.07         1,403,063
           2004      $6.72        $7.00         1,634,050
           2003      $6.21        $6.72         2,087,184
           2002      $5.75        $6.21         2,221,945



FINANCIAL INFORMATION



Please see the first page of this Prospectus for information on how to obtain a copy of the SAI. You should consider the financial statements of AGL only as bearing on the ability of AGL to meet its contractual obligations under the Contracts. The financial statements do not bear on the investment performance of the Separate Account.



The financial statements of the WM Strategic Asset Manager Divisions of Separate Account D also appear in the SAI. They provide financial information about the WM Strategic Asset Manager Divisions that invest in the Series of PVC. SEE "CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION" SECTION.

AMERICAN GENERAL LIFE INSURANCE COMPANY


We are American General Life Insurance Company ("AGL"). AGL is a stock life insurance company organized under the laws of the State of Texas. AGL's home office is 2727-A Allen Parkway, Houston, Texas 77019-2191. AGL is a successor in interest to a company originally organized under the laws of the State of Delaware on January 10, 1917. AGL is an indirect, wholly-owned subsidiary of American International Group, Inc. American International Group, Inc., a Delaware corporation, is a holding company which, through its subsidiaries, is engaged primarily in a broad range of insurance and insurance-related activities in the United States and abroad. American General Life Companies is the marketing name for the insurance companies and affiliates comprising the domestic life operations of American International Group, Inc., including AGL. The commitments under the Contracts are AGL's, and American International Group, Inc. has no legal obligation to back those commitments.


On August 29, 2001, SunAmerica Financial Group, Inc. ("SAFG"), formerly AIG Life Holdings (US), Inc., a holding company and AGL's indirect parent company, was acquired by American International Group, Inc., a Delaware corporation ("AIG"). As a result, AGL is an indirect, wholly-owned subsidiary of AIG. AIG is a leading international insurance organization serving customers in more than 130 countries. AIG companies serve commercial, institutional, and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.



On September 22, 2008, AIG entered into a revolving credit facility ("FRBNY Credit Facility") with the Federal Reserve Bank of New York ("NY Fed"). In connection with the FRBNY Credit Facility, a trust was established for the sole benefit of the U.S. Department of the Treasury (the "Department of Treasury") to hold all of the outstanding AIG Series C Perpetual Convertible Participating Preferred Stock ("Series C Preferred Stock"). The Series C Preferred Stock was, to the extent permitted by law, entitled to vote on all matters with the AIG common stock and was entitled to approximately 79.8 percent of the voting power of AIG's shareholders entitled to vote on any particular matter. In addition, the Department of the Treasury held all of the outstanding AIG Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock ("Series E Preferred Stock") and Series F Fixed Rated Non-Cumulative Perpetual Preferred Stock ("Series F Preferred Stock").



On January 14, 2011, AIG completed a series of previously announced integrated transactions (the "Recapitalization") to recapitalize AIG. In the Recapitalization, AIG repaid the NY Fed approximately $21 billion in cash, representing all amounts owing under the FRBNY Credit Facility, and the facility was terminated. The Series C Preferred Stock was exchanged for shares of AIG common stock, which was transferred by the trust to the Department of the Treasury. The Series E Preferred Stock and Series F Preferred Stock were exchanged for interests in special purpose entities.



As a result of the Recapitalization, AIG is controlled by the Department of the Treasury. Immediately after the Recapitalization, the Department of the Treasury owned shares of AIG common stock representing approximately 92 percent of AIG common stock then outstanding. As a result of certain transactions since the Recapitalization, ownership of AIG common stock by the Department of the Treasury has been reduced to approximately 70 percent. AIG understands that, subject to market conditions, the Department of the Treasury intends to dispose of its remaining ownership interest over time.



These transactions do not alter the Company's obligations to you. More information about AIG may be found in the regulatory filings AIG files from time to time with the SEC at www.sec.gov.

AMERICAN HOME ASSURANCE COMPANY



Certain insurance obligations under the Contracts are guaranteed (the "Guarantee") by American Home Assurance Company ("American Home"), an affiliate of AGL. Insurance obligations include, without limitation, payout options with lifetime guarantees, death benefits and Contract values invested in the Fixed Account. The guarantee does not guarantee Contract value or the investment performance of the variable investment options available under the Contracts. The guarantee provides that Contract owners can enforce the guarantee directly.


As of December 29, 2006 at 4:00 p.m. Eastern Time (the "Point of Termination"), the Guarantee was terminated for prospectively issued Contracts. The Guarantee will not cover any Contracts with a date of issue later than the Point of Termination. The Guarantee will continue to cover Contracts with a date of issue earlier than the Point of Termination until all insurance obligations under such Contracts are satisfied in full.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of AIG and an affiliate of AGL.


SEPARATE ACCOUNT D



AGL established Separate Account D on November 19, 1973. The Separate Account has 91 Divisions, 15 of which are available under the Contracts offered by this Prospectus. The Separate Account is registered with the SEC as a unit investment trust under the 1940 Act.


Each Division of the Separate Account is part of AGL's general business. The assets of the Separate Account belong to AGL. Under Texas law and the terms of the Contracts, the assets of the Separate Account will not be chargeable with liabilities arising out of any other business that AGL may conduct. These assets will be held exclusively to meet AGL's obligations under variable annuity Contracts. Furthermore, AGL credits or charges the Separate Account with the income, gains, and losses from the Separate Account's assets, whether or not realized, without regard to other income, gains, or losses of AGL.


THE SERIES





The Separate Account has 15 Divisions funding the variable benefits under the Contracts. These Divisions invest in shares of 15 Series (the five SAM Portfolios and the 10 Accounts) of PVC.


The five "SAM Portfolios" are funded by Series that operate differently from the other 10 "Accounts." You should carefully read the information described in this section of this Prospectus. You can also find more information about the Series in PVC's prospectus.


PVC offers Class I shares of these Series, without sales charges, to Separate Account D. PVC may also offer shares to variable annuity and variable life insurance separate accounts of insurers that are not affiliated with AGL. We do not foresee any disadvantage to you arising out of these arrangements. Nevertheless, differences in treatment under tax and other laws, as well as other considerations, could cause the interests of various owners to conflict.

For example, violation of the federal tax laws by one separate account investing in PVC could cause the

Contracts or other contracts funded through another separate account to lose their tax deferred status. Such a result might require us to take remedial action. A separate account may have to withdraw its participation in PVC, if a material irreconcilable conflict arises among separate accounts. In such event, PVC may have to liquidate portfolio securities at a loss to pay for a separate account's redemption of Trust shares. At the same time, PVC's Board of Directors and AGL will monitor events for any material irreconcilable conflicts that may possibly arise and determine what action, if any, to take to remedy or eliminate the conflict.

We automatically reinvest any dividends or capital gain distributions that we receive on shares of the Series held under Contracts. We reinvest at the Series' net asset value on the date payable. Dividends and distributions will reduce the net asset value of each share of the corresponding Series and increase the number of shares outstanding of the Series by an equivalent value. However, these dividends and distributions do not change your Account Value.


Principal Management Corporation is the investment advisor of each Series of PVC and various entities serve as the sub-advisor of such Series, as noted below. Principal Funds Distributor, Inc. is the distributor of shares of each Series. AGL is not affiliated with any of these companies.



FUND NAME                                            INVESTMENT OBJECTIVE                                SUB-ADVISOR
---------                         ----------------------------------------------------------   -------------------------------
SAM Balanced Portfolio            Seeks to provide as high a level of total return             Edge Asset Management, Inc.
                                  (consisting of reinvested income and capital
                                  appreciation) as is consistent with reasonable risk.

SAM Conservative Balanced         Seeks to provide a high level of total return (consisting    Edge Asset Management, Inc.
   Portfolio                      of reinvestment of income and capital appreciation),
                                  consistent with a moderate degree of principal risk.

SAM Conservative Growth           Seeks to provide long-term capital appreciation.             Edge Asset Management, Inc.
   Portfolio

SAM Flexible Income Portfolio     Seeks to provide a high level of total return (consisting    Edge Asset Management, Inc.
                                  of reinvestment of income with some capital appreciation).

SAM Strategic Growth Portfolio    Seeks to provide long-term capital appreciation.             Edge Asset Management, Inc.

Diversified International         Seeks long-term growth of capital.                           Principal Global Investors, LLC
   Account

Equity Income Account             Seeks to provide a relatively high level of current          Edge Asset Management, Inc.
                                  income and long-term growth of income and capital.

Income Account                    Seeks to provide a high level of current income              Edge Asset Management, Inc.
                                  consistent with preservation of capital

LargeCap Blend Account II         Seeks long-term growth of capital.                           ClearBridge Advisors, LLC and
                                                                                               T. Rowe Price Associates, Inc.

LargeCap Growth Account           Seeks long-term growth of capital.                           Columbus Circle Investors

Money Market Account              Seeks as high a level of current income as is considered     Principal Global Investors, LLC
                                  consistent with preservation of principal and maintenance
                                  of liquidity.

Short-Term Income Account         Seeks to provide as high a level of current income as is     Edge Asset Management, Inc.
                                  consistent with prudent investment management and
                                  stability of principal.

SmallCap Growth Account II        Seeks long-term growth of capital.                           Emerald Advisers, Inc.

Government & High Quality Bond    Seeks to provide a high level of current income              Edge Asset Management, Inc.
   Account                        consistent with safety and liquidity.

Principal Capital Appreciation    Seeks to provide long-term growth of capital.                Edge Asset Management, Inc.
   Account

Before selecting any Division, you should carefully read the PVC prospectus. The PVC prospectus discusses detailed information about the Series in which each Division invests, including investment objectives and policies, charges and expenses. The PVC prospectus also provides detailed information about PVC's allocation of the assets of each Portfolio in the "Underlying Funds", and about the predetermined investment limits. Each Portfolio will invest in different combinations of the Underlying Funds.


You may obtain additional copies of this Prospectus or PVC's prospectus by contacting AGL's Annuity Administration Department at the addresses and phone numbers on the first page of this Prospectus.

VOTING PRIVILEGES

The following people may give us voting instructions for Series shares held in the Separate Account Divisions attributable to their Contract:

     .    You, as the Owner, before the Annuity Commencement Date, and

     .    The Annuitant or other payee, during the Annuity Period.

We will vote according to such instructions at meetings of shareholders of the Series.

We will determine who is entitled to give voting instructions and the number of votes for which they may give directions as of the record date for a meeting. We will calculate the number of votes in fractions. We will calculate the number of votes for any Series as follows:

     .    For each Owner before the Annuity Commencement Date, we will divide
          (1) the Owner's Variable Account Value invested in the corresponding Division by (2) the net asset value of one share of that Series;

     .    For each Annuitant or payee during the Annuity Period, we will divide
          (1) our liability for future Variable Annuity Payments to the Annuitant or payee by (2) the value of an Annuity Unit. We will calculate our liability for future Variable Annuity Payments based on the mortality assumptions and the assumed interest rate that we use in determining the number of Annuity Units under a Contract and the value of an Annuity Unit.

We will vote all shares of each Series owned by the Separate Account as follows:

     . Shares for which we receive instructions, in accordance with those instructions; and

     . Shares for which we receive no instructions, including any shares we own on our own behalf, in the same proportion as the shares for which we receive instructions.

Shares of each Series may be owned by separate accounts of insurance companies other than us. We understand that each Series will see that all insurance companies vote shares uniformly.

We believe that our voting instruction procedures comply with current federal securities law requirements. However, we reserve the right to modify these procedures to conform to legal requirements and interpretations that are put in effect or modified from time to time.


THE FIXED ACCOUNT





Amounts in the Fixed Account or supporting Fixed Annuity Payments become part of our General Account. General Account assets are invested in accordance with applicable state regulations to provide fixed-rate earnings and guarantee safety of principal. The guarantees are backed by the claims-paying ability of AGL. These General Account assets also support our obligations under other insurance and annuity contracts. Investments purchased with General Account assets are the property of AGL and Owners have no legal rights in such investments. We have not registered interests in the General Account under the Securities Act of 1933, as amended (the "1933 Act"), and we have not registered the General Account as an investment company under the 1940 Act, based on federal law exclusion and exemption. The staff of the SEC has advised us that it has not reviewed the disclosures in this Prospectus that relate to the Fixed Account or Fixed Annuity Payments. At the same time, we have legal responsibility for the accuracy and completeness of this Prospectus.


The Fixed Account is not available under Contracts purchased in Oregon before November 20, 2000. For Contracts purchased in Oregon, all references in this Prospectus to the Fixed Account apply to Contracts purchased on or after that same date.

GUARANTEE PERIODS

Account Value that the Owner allocates to the Fixed Account earns a Guaranteed Interest Rate beginning with the date of the allocation. This Guaranteed Interest Rate continues for the number of months or years that the Owner selects from among the Guarantee Periods that we then offer.

At the end of a Guarantee Period, we will allocate your Account Value in that Guarantee Period, including interest you have earned, to a new Guarantee Period of the same length. In the alternative, the Owner may submit a Written request to us to allocate this amount to a different Guarantee Period or Periods or to one or more of the Divisions of the Separate Account. We must receive this Written request before the end of the Guarantee Period.


We will contact the Owner regarding the scheduled Annuity Commencement Date, if the Owner has not provided the necessary Written request and the renewed Guarantee Period extends beyond the scheduled Annuity Commencement Date. If the Owner elects to annuitize in this case, we will, under certain circumstances, waive the Surrender Charge. SEE "ANNUITY PAYMENT OPTIONS" AND "SURRENDER CHARGE" SECTION FOR MORE INFORMATION.



If the Owner does not annuitize on the scheduled Annuity Commencement Date, we will move the Annuity Commencement Date to the earlier of the end of the renewed Guarantee Period or the latest possible Annuity Commencement Date. SEE "ANNUITY COMMENCEMENT DATE" SECTION FOR MORE INFORMATION.


The first day of the new Guarantee Period (or other reallocation) will be the day after the end of the prior Guarantee Period. We will notify the Owner in writing at least 30 days and not more than 60 days before the end of any Guarantee Period.

If the Owner's Account Value in a Guarantee Period is less than $500, we reserve the right to transfer, without charge, the balance to the Money Market Account Division at the end of that Guarantee Period. However, we will transfer such balance to another Division selected by the Owner, if we have received Written instructions to transfer such balance to that Division.

CREDITING INTEREST

We declare the Guaranteed Interest Rate from time to time as market conditions dictate. We tell an Owner the Guaranteed Interest Rate for a Guarantee Period at the time we receive a purchase payment, make a transfer, or renew a Guarantee Period. We may credit a different interest rate from one Guarantee Period to another Guarantee Period that is of the same length, but that began on a different date. The minimum Guaranteed Interest Rate is an effective annual rate of 3%.

AGL's management makes the final determination of the Guaranteed Interest Rates to be declared. AGL cannot predict or assure the level of any future Guaranteed Interest Rates in excess of the minimum Guaranteed Interest Rate stated in your Contract.

You may obtain information concerning the Guaranteed Interest Rates applicable to the various Guarantee Periods at any time from your sales representative or from the addresses or telephone numbers on the first page of this Prospectus.

NEW GUARANTEE PERIODS

Each allocation or transfer of an amount to a Guarantee Period starts the running of a new Guarantee Period for that amount. That new Guarantee Period will earn a Guaranteed Interest Rate that will continue unchanged until the end of that Period. The Guaranteed Interest Rate will never be less than the minimum Guaranteed Interest Rate stated in your Contract.


Each Guarantee Period has its own Guaranteed Interest Rate. Guarantee Periods can have different Guaranteed Interest Rates. We have the right to change the Guaranteed Interest Rate for future Guarantee Periods of various lengths. These changes will not affect the Guaranteed Interest Rates being paid on Guarantee Periods that have already started. Each allocation or transfer of an amount to a Guarantee Period starts the running of a new Guarantee Period for the amount allocated or transferred. That amount earns a Guaranteed Interest Rate that will continue unchanged until the end of that Period. The Guaranteed Interest Rate will never be less than the minimum Guaranteed Interest Rate stated in your Contract. We may offer one or more Guarantee Periods with a required dollar cost averaging feature. SEE "TRANSFERS" SECTION FOR MORE INFORMATION. Currently we make available a one-year Guarantee Period, and no others. However, we reserve the right to change the Guarantee Periods that we make available at any time. We will always offer at least one Guarantee Period if state law requires us to do so.



CONTRACT ISSUANCE AND PURCHASE PAYMENTS



As of August 1, 2002, no new Contracts will be issued; however, existing Contract Owners may continue to add to their existing Contracts. You may make purchase payments pursuant to employer sponsored plans only with our agreement.


PAYMENTS

You should make checks for subsequent purchase payments payable to American General Life Insurance Company and forward them directly to our Home Office. We also accept purchase payments by wire, by direct transfer from your checking, savings or brokerage account, or by exchange from another insurance company. You may obtain further information about how to make purchase payments by any of these methods from your sales representative or from us at the addresses and telephone numbers on the first page of this Prospectus. The minimum subsequent purchase payment is $100. We will credit subsequent purchase payments as of the end of the Valuation Period in which we receive them and any required Written information at our Home Office.

Your purchase payments are allocated to the Divisions of the Separate Account or the Guarantee Period of the Fixed Account as of the date we credit the purchase payments to your Contract. In your application form, you select (in whole percentages) the amount of each purchase payment that you are allocating to each Division and Guarantee Period. You can change these allocation percentages at any time by Written notice to us.

MINIMUM REQUIREMENTS

If your Account Value in any Division falls below $500 because of a partial withdrawal from the Contract, we reserve the right to transfer, without charge, the remaining balance in that Division to the Money Market Account Division.


If your Account Value in any Division falls below $500 because of a transfer to another Division or to the Fixed Account, we reserve the right to transfer the remaining balance in that Division, without charge and pro rata, to the investment option or options to which the transfer was made. We will waive these minimum requirements for transfers under the dollar cost averaging and automatic rebalancing programs. SEE "TRANSFERS" AND "AUTOMATIC REBALANCING" SECTION FOR MORE INFORMATION.


If your total Account Value falls below $500, we may cancel the Contract. We consider such a cancellation a full surrender of the Contract. We will provide you with 60 days advance notice of any such cancellation.

So long as the Account Value does not fall below $500, you do not have to make further purchase payments. You may, however, elect to make subsequent purchase payments at any time before the Annuity Commencement Date, if the Owner and Annuitant are still living.


OWNER ACCOUNT VALUE



Before the Annuity Commencement Date, your Account Value under a Contract is the sum of your Variable Account Value and Fixed Account Value, as discussed below.


VARIABLE ACCOUNT VALUE

As of any Valuation Date before the Annuity Commencement Date:

     . Your Variable Account Value is the sum of your Variable Account Values in each Division of the Separate Account.

     . Your Variable Account Value in a Division is the product of the number of your Accumulation Units in that Division multiplied by the value of one such Accumulation Unit as of that Valuation Date.

There is no guaranteed minimum Variable Account Value. To the extent that your Account Value is allocated to the Separate Account, you bear the entire investment risk.

We credit Accumulation Units in a Division to you when you allocate purchase payments or transfer amounts to that Division. Similarly, we redeem Accumulation Units when you transfer or withdraw amounts from a Division or when we pay certain charges under the Contract. We determine the value of these Accumulation Units at the end of the Valuation Date on which we make the credit or charge.

The value of an Accumulation Unit for a Division on any Valuation Date is equal to the previous value of that Division's Accumulation Unit multiplied by that Division's net investment factor for the Valuation Period ending on that Valuation Date.

The net investment factor for a Division is determined by dividing (1) the net asset value per share of the Series shares held by the Division, determined at the end of the current Valuation Period, plus the per share amount of any dividend or capital gains distribution made for the Series shares held by the Division during the current Valuation Period, by (2) the net asset value per share of the Series shares held in the Division determined at the end of the previous Valuation Period. We then subtract from that result a factor representing the mortality risk, expense risk and administrative expense charge.

FIXED ACCOUNT VALUE

As of any Valuation Date before the Annuity Commencement Date:

     . Your Fixed Account Value is the sum of your Fixed Account Value in all Guarantee Periods.

     . Your Fixed Account Value in a Guarantee Period is equal to the following amounts, in each case increased by accrued interest at the applicable Guaranteed Interest Rate: (1) the amount of net purchase payments, renewals and transferred amounts allocated to the Guarantee Period, less (2) the amount of any transfers or withdrawals out of the Guarantee Period, including withdrawals to pay applicable charges.

AGL guarantees the Fixed Account Value. AGL bears the investment risk for amounts allocated to the Fixed Account, except to the extent that AGL may vary the Guaranteed Interest Rate for future Guarantee Periods (subject to the 3% minimum Guaranteed Interest Rate stated in your Contract).


TRANSFER, AUTOMATIC REBALANCING, SURRENDER AND PARTIAL WITHDRAWAL OF OWNER ACCOUNT VALUE





TRANSFERS

You can transfer your Account Value beginning 30 days after we issue your Contract and before the Annuity Commencement Date. The following rules apply:

     . You may transfer your Account Value at any time among the available Divisions of the Separate Account and the Guarantee Period. Transfers will be effective at the end of the Valuation Period in which we receive your Written or telephone transfer request.

     . If a transfer causes your Account Value in any Division or the Guarantee Period to fall below $500, we reserve the right to transfer the remaining balance in that Division or the Guarantee Period in the same proportions as the transfer request.

     . You may make up to 12 transfers each Contract Year without charge. We will charge you $25 for each additional transfer.

     . You may transfer no more than 25% of the Account Value you allocated to the Guarantee Period at its inception during any Contract Year. This 25% limitation does not apply to transfers from the Guarantee period (1) within 15 days before or after the end of the Guarantee Period in which you held the transferred amounts, or (2) a renewal at the end of the Guarantee Period to the same Guarantee Period.


You may establish an automatic transfer plan. (We also refer to this plan as a dollar cost averaging plan.) The rules about transfers, which we describe in this Prospectus, will apply to this plan. Under this plan, we will automatically transfer amounts from any Division or the one-year Guarantee Period (or any other Guarantee Period that is available at that time) to one or more other variable Divisions. You will select:


     .    the amount we are to transfer under the plan;

     . the frequency of the transfers - either monthly, quarterly, semi-annually, or annually; and

     .    the duration of the plan.

We may also offer certain "special automatic transfer plans" to Owners who:

     .    make new purchase payments; and

     . do not own another annuity contract which AGL, or any AGL affiliate, issued.

Under such plans, we will make equal monthly transfers over a period of time that we will determine. We may offer a higher Guaranteed Interest Rate under such a special automatic transfer plan than we would offer for another Guarantee Period of the same duration that is not offered under such a plan. Any such higher interest rate will reflect differences in costs or services and will not be unfairly discriminatory as to any person.

Differences in costs or services will result from such factors as reduced sales expenses or administrative efficiencies related to transferring amounts to other Divisions on an automatic, rather than a discretionary, basis.

Transfers under any automatic transfer plan will:

     .    not count towards the 12 free transfers each Contract Year;

     .    not incur a $25 charge;

     . not be subject to the 25% limitation on transfers from the Guarantee Period; and

     . not be subject to the minimum Division Account Value requirement described above.

You may obtain additional information about how to establish an automatic transfer plan from your sales representative or from us at the telephone numbers and addresses on the first page of this Prospectus. You cannot have an automatic transfer plan in effect at the same time you have Automatic Rebalancing, described below, in effect.

You can make transfers by telephone if you have completed a Telephone Transfer Authorization form and given it to us. The form provides certain rules about telephone transfers which you will have to follow. We will honor telephone transfer instructions from any person who provides the correct information. So there is a risk of possible loss to you if an unauthorized person uses this service in your name. Currently we try to limit the availability of telephone transfers only to the Owner of the Contract. We are not liable for any acts or omissions based upon telephone instructions that we reasonably believe to be genuine. We are not responsible for losses arising from errors in the communication of transfer instructions.

We have established procedures for accepting telephone transfer instructions, which include:

     .    verification of the Contract number;

     .    verification of the identity of the caller;

     .    verification of both the Annuitant's and Owner's names; and

     .    a form of personal identification from the caller.


We will mail to the Owner a Written confirmation of the transaction. We might receive telephone transfer instructions from more than one person on the same day, or our recording equipment might malfunction. It may be impossible for you to make a telephone transfer at the time you wish. If this occurs, you should submit a Written transfer request. Also, we will not process the transaction if, due to malfunction or other circumstances, the recording of your telephone request is incomplete or not fully comprehensible. The phone number for telephone exchanges is provided on the first page of this Prospectus.


AUTOMATIC REBALANCING

You may arrange for Automatic Rebalancing among the Separate Account Divisions, if your Contract has an Account Value of $25,000 or more at the time we receive the application for Automatic Rebalancing. You may apply for Automatic Rebalancing either at issue or after issue, and you may subsequently discontinue it. The five Portfolios are not available for automatic rebalancing.

Under Automatic Rebalancing, we transfer funds among the Separate Account Divisions to maintain the percentage allocation you have selected for each Division. At your election, we will make these transfers on a quarterly, semi-annual or annual basis, measured from the Contract Anniversary date. A Contract Anniversary date that falls on the 29th, 30th, or 31st of the month will result in Automatic Rebalancing starting with the 1st of the next month.

Automatic Rebalancing does not permit transfers to or from any Guarantee Period. Transfers under Automatic Rebalancing will not count towards the 12 free transfers each Contract Year and will not incur a $25 charge. You cannot have Automatic Rebalancing in effect at the same time you have an automatic transfer plan, described above, in effect.

MARKET TIMING

The Contracts are not designed for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. Market timing carries risks with it, including:

     . dilution in the value of Fund shares underlying investment options of other Contract Owners;

     .    interference with the efficient management of the Fund's portfolio;
          and

     .    increased administrative costs.

We have policies and procedures that require us to monitor the Contracts to determine if a Contract Owner requests:

     . an exchange out of a variable investment option within two calendar weeks of an earlier exchange into that same variable investment option; or

     . exchanges into or out of the same variable investment option more than twice in any one calendar quarter.

If either of the above transactions occurs, we will suspend such Contract Owner's same day or overnight delivery transfer privileges (including website, e-mail and facsimile communications) with prior notice to prevent market timing efforts that could be harmful to other Contract Owners or beneficiaries. Such notice of suspension will take the form of either a letter mailed to your last known address, or a telephone call from our Administrative Center to inform you that effective immediately, your same day or overnight delivery transfer privileges have been suspended. The suspension of Contract transfer privileges will last for no more than six months. Transfers under dollar cost averaging, automatic rebalancing or any other automatic transfer arrangements to which we have agreed are not affected by these procedures.

The procedures above will be followed in all circumstances and we will treat all Contract Owners the same.

In addition, Contract Owners incur a $25 charge for each transfer in excess of 12 each year.

SURRENDERS

At any time before the Annuity Commencement Date and while the Annuitant is still living, the Owner may make a full surrender from a Contract.

We will pay you the following upon full surrender:

     . your Account Value at the end of the Valuation Period in which we receive a Written surrender request;

     .    minus any applicable Surrender Charge;


     . minus any uncollected Contract Fee (SEE "CHARGES UNDER THE CONTRACT - ANNUAL CONTRACT FEE" SECTION FOR MORE INFORMATION); and


     .    minus any applicable premium tax.

Our current practice is to require that you return the Contract to our Home Office with any request for a full surrender.


After a full surrender, or if the Owner's Account Value falls to zero, all rights of the Owner, Annuitant or any other person under the Contract will terminate. The Owner will, however, have a right to reinvest the proceeds of the Contract. SEE "ONE-TIME REINSTATEMENT PRIVILEGE" SECTION FOR MORE INFORMATION.


All collateral assignees of record must consent to any full surrender.

PARTIAL WITHDRAWALS

Your Written request for a partial withdrawal should specify the Divisions of the Separate Account, or the Guarantee Periods of the Fixed Account, from which you wish to make the partial withdrawal. We will take the withdrawal pro rata from the Divisions and the Guarantee Period, if (1) you do not tell us how to make the withdrawal, or (2) we cannot make the withdrawal as you requested.

Partial withdrawal requests must be for at least $100 or, if less, all of your Account Value. If your remaining Account Value in a Division or Guarantee Period would be less than $500 as a result of the withdrawal (except for the Money Market Fund Division), we reserve the right to transfer the remaining balance to the Money Market Fund Division. We will do this without charge.

We will always pay you the amount of your partial withdrawal request, except that we may deny your request for a partial withdrawal if it would reduce your Account Value below $500. The value of your Accumulation Units and Fixed Account interests that we redeem will equal the amount of the withdrawal request, plus any applicable Surrender Charge and premium tax. You can also tell us to take Surrender Charges and income tax from the amount you want withdrawn.

We also make available a systematic withdrawal plan. Under this plan, you may make automatic partial withdrawals in amounts and at periodic intervals that you specify. The terms and conditions that apply to other partial withdrawals will also apply to this plan. You may obtain additional information about how to establish a systematic withdrawal plan from your sales representative or from us at the addresses and telephone numbers on the first page of this Prospectus. We reserve the right to modify or terminate the systematic withdrawal plan at any time.

The Code imposes a penalty tax on certain premature surrenders or withdrawals. SEE THE "FEDERAL INCOME TAX MATTERS" SECTION FOR A DISCUSSION OF THIS AND OTHER TAX IMPLICATIONS OF TOTAL SURRENDERS AND SYSTEMATIC AND OTHER PARTIAL WITHDRAWALS. THIS SECTION ALSO DISCUSSES TAX WITHHOLDING REQUIREMENTS.

All collateral assignees of record must consent to any partial withdrawal.

ANNUITY PERIOD AND ANNUITY PAYMENT OPTIONS





ANNUITY COMMENCEMENT DATE

The Annuity Commencement Date may be any day of any month up to the Annuitant's 100th birthday. (Pennsylvania has special limitations that require the Annuity Commencement Date to be no later than age 90, and as early as age 85. Oregon requires the Annuity Commencement Date to be no later than age 95.) You may select the Annuity Commencement Date in the Contract application. You may also change a previously selected date any time before that date by submitting a Written request, subject to our approval in most cases.


For a discussion of the penalties that may result from distributions before the Annuitant's reaching age 59 1/2 under any Contract or after April 1 of the year following the calendar year in which the Annuitant reaches age 70 1/2 under certain Qualified Contracts, see "Federal Income Tax Matters" section.


APPLICATION OF OWNER ACCOUNT VALUE

We will automatically apply your Variable Account Value in any Division to provide Variable Annuity Payments based on that Division and your Fixed Account Value to provide Fixed Annuity Payments. However, we will apply your Account Value in different proportions, if you give us Written instructions at least 30 days before the Annuity Commencement Date.


We deduct any applicable state and local premium taxes from the amount of Account Value that we apply to an Annuity Payment Option. In some cases, we may deduct a Surrender Charge from the amount we apply. SEE "SURRENDER CHARGE" SECTION FOR MORE INFORMATION. Subject to any such adjustments, we apply your Variable and Fixed Account Values to an Annuity Payment Option, as discussed below, as of the end of the Valuation Period that contains the 10th day before the Annuity Commencement Date.


FIXED AND VARIABLE ANNUITY PAYMENTS

We will determine your first monthly Fixed or Variable Annuity Payment using the annuity tables in the Contract and the amount of your Account Value that is applied to provide the Fixed or Variable Annuity Payments.

We determine the amount of each monthly Fixed Annuity Payment thereafter based on the terms of the Annuity Payment Option selected.

We determine the amount of each monthly Variable Annuity Payment thereafter as follows:


     . We convert the Account Value that we apply to provide Variable Annuity Payments to a number of Annuity Units. We do this by dividing the amount of the first Variable Annuity Payment by the value of an Annuity Unit of a Division as of the end of the Valuation Period that includes the 10th day before the Annuity Commencement Date. This number of Annuity Units remains constant for any Annuitant.


     . We determine the amount of each subsequent Variable Annuity Payment by multiplying the number of Annuity Units by the value of an Annuity Unit as of the end of the Valuation Period that contains the 10th day before the date of each payment.

     . If we base the Variable Annuity Payments on more than one Division, we perform these calculations separately for each Division.


     . The value of an Annuity Unit at the end of a Valuation Period is the value of the Annuity Unit at the end of the previous Valuation Period, multiplied by the net investment factor (SEE "VARIABLE ACCOUNT VALUE" SECTION FOR MORE INFORMATION) for the Valuation Period, with an offset for the 3.5% assumed interest rate used in the Contract's annuity tables.


The Contract's annuity tables use a 3 1/2% assumed interest rate. A Variable Annuity Payment based on a Division will be GREATER than the previous month, if the Division's investment return for the month is at an annual rate GREATER than 3 1/2%. Conversely, a Variable Annuity Payment will be LESS than the previous month, if the Division's investment return is at an annual rate LESS than 3 1/2%.

ANNUITY PAYMENT OPTIONS

Sixty to 90 days before the Scheduled Annuity Commencement Date, we will (1) notify you that the Contract is scheduled to mature, and (2) request that you select an Annuity Payment Option.

If you have not selected an Annuity Payment Option ten days before the Annuity Commencement Date, we will proceed as follows:

     . We will extend the Annuity Commencement Date to the Annuitant's 100th birthday, if the scheduled

          Annuity Commencement Date is any date before the Annuitant's 100th birthday; or

     . We will pay the Account Value, less any applicable charges and premium taxes, in one sum to you, if the scheduled Annuity Commencement Date is the Annuitant's 100th birthday.

The procedure just described is different in Pennsylvania and Oregon because the Annuity Commencement Date cannot exceed age 90 in Pennsylvania and age 95 in Oregon.


The Code imposes minimum distribution requirements on the Annuity Payment Option you choose in connection with Qualified Contracts. SEE "FEDERAL INCOME TAX MATTERS" SECTION FOR MORE INFORMATION. We are not responsible for monitoring or advising Owners whether they are meeting the minimum distribution requirements, unless we have received a specific Written request to do so.


ELECTION OF ANNUITY PAYMENT OPTION

You may elect an Annuity Payment Option only if the initial annuity payment meets the following minimum requirements:

     . where you elect only Fixed or Variable Annuity Payments, the initial payment must be at least $100; or

     . where you elect a combination of Variable and Fixed Annuity Payments, the initial payment must be at least $50 on each basis.

If the initial annuity payment falls below these amounts, we will reduce the frequency of annuity payments. If the initial payment still falls below these amounts, we will make a single payment to the Annuitant or other properly designated payee equal to your Account Value. We will deduct any applicable Surrender Charge, uncollected Annual Contract Fee and premium tax.


You may elect the annuity option that will apply for payments to a Beneficiary, if you or the Annuitant dies. If you have not made this election, the Beneficiary may do so within 60 days after the death proceeds become payable. SEE "DEATH PROCEEDS" SECTION FOR MORE INFORMATION. Thereafter, the Beneficiary will have all the remaining rights and powers under the Contract and be subject to all of its terms and conditions. We will make the first annuity payment at the beginning of the second month following the month in which we approve the settlement request. We will credit Annuity Units based on Annuity Unit Values at the end of the Valuation Period that contains the 10th day before the beginning of that second month.


When an Annuity Payment Option becomes effective, you must deliver the Contract to our Home Office, in exchange for a payment contract providing for the option elected.


We provide information about the relationship between the Annuitant's gender and the amount of annuity payments, including any requirements for gender-neutral annuity rates and in connection with certain employee benefit plans under "Gender of Annuitant" in the SAI. SEE "CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION" SECTION FOR MORE INFORMATION.


AVAILABLE ANNUITY PAYMENT OPTIONS

Each Annuity Payment Option, except Option 5, is available on both a fixed and variable basis. Option 5 is available on a fixed basis only.

     Option 1 - Life Annuity - We make annuity payments monthly during the lifetime of the Annuitant. These payments stop with the last payment due before the death of the Annuitant. We do not guarantee a minimum number of payments under this arrangement. For example, the Annuitant or other payee might receive only one annuity payment, if the Annuitant dies before the second annuity payment.

     Option 2 - Life Annuity With 120, 180, or 240 Monthly Payments Certain - We make annuity payments monthly during the lifetime of an Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period.

     Option 3 - Joint and Last Survivor Life Annuity - We make annuity payments monthly during the lifetime of the Annuitant and another payee and during the lifetime of the survivor of the two. We stop making payments with the last payment before the death of the survivor. We do not guarantee a minimum number of payments under this arrangement. For example, the Annuitant or other payee might receive only one annuity payment if both die before the second annuity payment. The election of this option is ineffective if either one dies before the Annuity Commencement Date. In that case, the survivor becomes the sole Annuitant, and we do not pay death proceeds because of the death of the other Annuitant.

     Option 4 - Payments for a Designated Period - We make annuity payments monthly to an Annuitant or other properly-designated payee, or at his or her death, to the Beneficiary, for a selected number of years ranging from five to 40. If this option is selected on a variable basis, the designated period may not exceed the life expectancy of the Annuitant or other properly-designated payee.


     Under the fourth option, we provide no mortality guarantee, even though we reduce Variable Annuity Payments as a result of a charge to the Separate Account that is partially for mortality risks. SEE "CHARGES UNDER THE CONTRACTS - CHARGE TO THE SEPARATE ACCOUNT" SECTION FOR MORE INFORMATION.

     A payee receiving Variable (but not Fixed) Annuity Payments under Option 4 can elect at any time to commute (terminate) the option and receive the current value of the annuity in a single sum. The current value of an annuity under Option 4 is the value of all remaining annuity payments, assumed to be level, discounted to present value at an annual rate of 3.5%. We calculate that value the next time we determine values after receiving your Written request for payment. The election of a single sum payment under Option 4 is the only way you may terminate any Annuity Payment Option once annuity payments have started.

     Option 5 - Payments of a Specific Dollar Amount - We pay the amount due in equal monthly installments of a designated dollar amount until the remaining balance is less than the amount of one installment. The amount of each installment may not be less than $125 or more than $200 each year per $1,000 of the original amount due. If the person receiving these payments dies, we continue to make the remaining payments to the Beneficiary. Payments under this option are available on a fixed basis only. To determine the remaining balance at the end of any month, we decrease the balance at the end of the previous month by the amount of any installment paid during the month. We then apply, to the remainder, interest at a rate not less than 3.5% compounded annually. If the remaining balance at any time is less than the amount of one installment, we will pay the balance as the final payment under the option.


We reduce Variable Annuity Payments as a result of a charge to the Separate Account that is partially for mortality risks. SEE "CHARGES UNDER THE CONTRACTS
- CHARGE TO THE SEPARATE ACCOUNT" SECTION FOR MORE INFORMATION.



The Code may treat the election of Option 4 or Option 5 in the same manner as a surrender of the total Account Value. For tax consequences of such treatment, see "Federal Income Tax Matters" section. In addition, the Code may not give tax-deferred treatment to subsequent earnings.


Alternative Amount Under Fixed Life Annuity Options - In the case of Fixed Annuity Payments under one of the first three Annuity Payment Options described above, we make a special election available. In that case, the Owner (or the Beneficiary, if the Owner has not elected a payment option) may elect monthly payments based on single payment immediate fixed annuity rates we offer at that time. This provision allows the Annuitant or other properly-designated payee to receive the fixed annuity purchase rate in effect for new single payment immediate annuity Contracts, if it is more favorable.

In place of monthly payments, you may elect payments on a quarterly, semi-annual or annual basis. In that case, we determine the amount of each annuity payment on a basis consistent with that described above for monthly payments.

TRANSFERS

After the Annuity Commencement Date, the Annuitant or other properly designated payee may make one transfer every 180 days among the available Divisions of the Separate Account or from the Divisions to a Fixed Annuity Payment Option. We will assess no charge for the transfer. We do not permit transfers from a Fixed to a Variable Annuity Payment Option. If a transfer causes the value in any Division to fall below $500, we reserve the right to transfer the remaining balance in that Division in the same proportion as the transfer request. We make transfers effective at the end of the Valuation Period in which we receive the Written transfer request at our Home Office. We reserve the right to terminate or restrict transfers at any time.


DEATH PROCEEDS





DEATH PROCEEDS BEFORE THE ANNUITY COMMENCEMENT DATE

The death proceeds described below are payable to the Beneficiary under the Contract if any of the following events occurs before the Annuity Commencement
Date:

     . the Annuitant dies, and no Contingent Annuitant has been named under a Non-Qualified Contract;

     . the Annuitant dies, and we also receive proof of death of any named Contingent Annuitant; or

     . the Owner (including the first to die in the case of joint Owners) of a Non-Qualified Contract dies, regardless of whether the deceased Owner was also the Annuitant. (However, if the Beneficiary is the Owner's surviving spouse, the surviving spouse may elect to continue the Contract as described later in this section).

The death proceeds, before deduction of any premium taxes and other applicable taxes, will equal the greatest of:

     . the sum of all net purchase payments made (less any premium taxes and other applicable taxes we deducted previously and all prior partial withdrawals);

     . the Owner's Account Value as of the end of the Valuation Period in which we receive, at our Home Office, proof of death and the Written request as to the manner of payment; or

     . the "highest anniversary value" before the date of death, as defined below.


The highest anniversary value before the date of death will be determined as follows:


     (a) First, we will calculate the Account Values at the end of each of the past Contract Anniversaries that occurs before the deceased's 81st birthday. (We will thereafter use only the Contract Anniversary Account Values that occurred before the deceased's 81st birthday.);

     (b) Second, we will increase each of the Account Values by the amount of net purchase payments the Owner has made since the end of such Contract Anniversaries; and

     (c) Third, we will reduce the result by the amount of any withdrawals the Owner has made since the end of such Contract Anniversaries.

          The highest anniversary value will be an amount equal to the highest of such values. Net purchase payments are purchase payments less applicable taxes deducted at the time the purchase payment is made.

The death proceeds become payable to the Beneficiary when we receive:

     .    proof of the Owner's or Annuitant's death; and

     . a Written request from the Beneficiary specifying the manner of payment.


If the Owner has not already done so, the Beneficiary may, within 60 days after the date the death proceeds become payable, elect to receive the death proceeds as (1) a single sum or (2) in the form of one of the Annuity Payment Options provided in the Contract. SEE "ANNUITY PERIOD AND ANNUITY PAYMENT OPTIONS - ANNUITY PAYMENT OPTIONS" SECTION FOR MORE INFORMATION. If we do not receive a request specifying the manner of payment, we will make a single sum payment, based on values we determine at that time.


If the Owner (including the first to die if there are joint Owners) under a Non-Qualified Contract dies before the Annuity Commencement Date, we will distribute all amounts payable under the Contract in accordance with the following rules:

     .    We will distribute all amounts:

          (a)  within five years of the date of death; or

          (b) if the Beneficiary elects, as annuity payments, beginning within one year of the date of death and continuing over a period not extending beyond the life or life expectancy of the Beneficiary.


     . If the Beneficiary is the Owner's surviving spouse, the spouse may elect to continue the Contract as the new Owner. If the original Owner was the Annuitant, the surviving spouse may also elect to become the new Annuitant.



     . If the Owner is not a natural person, these distribution requirements apply at the death of the primary Annuitant, within the meaning of the Code. Under a parallel section of the Code, similar requirements apply to retirement plans for which we issue Qualified Contracts.


Failure to satisfy the requirements described in this Section may result in serious adverse tax consequences.

DEATH PROCEEDS AFTER THE ANNUITY COMMENCEMENT DATE


If the Annuitant dies on or after the Annuity Commencement Date, the amounts payable to the Beneficiary or other properly designated payee are any continuing payments under the Annuity Payment Option in effect. SEE "ANNUITY PERIOD AND ANNUITY PAYMENT OPTIONS - ANNUITY PAYMENT OPTIONS" SECTION FOR MORE INFORMATION. In such case, the payee will:


     .    have all the remaining rights and powers under a Contract; and

     .    be subject to all the terms and conditions of the Contract.

Also, if the Annuitant dies on or after the Annuity Commencement Date, no previously named Contingent Annuitant can become the Annuitant.

If the payee under a Non-Qualified Contract dies after the Annuity Commencement Date, we will distribute any remaining amounts payable under the terms of the Annuity Payment Option at least as rapidly as under the method of distribution in effect when the payee dies. If the payee is not a natural person, this requirement applies upon the death of the primary Annuitant, within the meaning of the Code.

Under a parallel section of the Code, similar requirements apply to retirement plans for which we issue Qualified Contracts.

Failure to satisfy requirements described in this section may result in serious adverse tax consequences.

PROOF OF DEATH

We accept the following as proof of any person's death:


     .    a certified death certificate;


     . a certified decree of a court of competent jurisdiction as to the finding of death;

     . a written statement by a medical doctor who attended the deceased at the time of death; or

     .    any other proof satisfactory to us.

Once we have paid the death proceeds, the Contract terminates, and our obligations are complete.


CHARGES UNDER THE CONTRACTS


PREMIUM TAXES

When applicable, we will deduct premium taxes imposed by certain states. We may deduct such amount either at the time the tax is imposed or later. We may deduct the amount as follows:

     .    from purchase payment(s) when received;

     .    from the Owner's Account Value at the time annuity payments begin;

     .    from the amount of any partial withdrawal; or

     . from proceeds payable upon termination of the Contract for any other reason, including death of the Owner or Annuitant, and surrender of the Contract.

If premium tax is paid, AGL may reimburse itself for the tax when making the deduction under the second, third, and fourth items on the list immediately above, by multiplying the sum of Purchase Payments being withdrawn by the applicable premium tax percentage.

Applicable premium tax rates depend upon the Owner's then-current place of residence. Applicable rates currently range from 0% to 3 1/2%. The rates are subject to change by legislation, administrative interpretations, or judicial acts. We will not make a profit on this charge.

SURRENDER CHARGE

The Surrender Charge reimburses us for part of our expenses in distributing the Contracts. We believe, however, that the amount of our expenses will exceed the amount of revenues generated by the Surrender Charge. We will pay for extra expenses out of our general surplus, which might include profits from the charge for the assumption of mortality and expense risks.


Unless a withdrawal is exempt from the Surrender Charge (as discussed below), the Surrender Charge is a percentage of the amount of each purchase payment that you withdraw during the first seven years after we receive that purchase payment. The percentage declines depending on how many years have passed since we originally credited the withdrawn purchase payment to your Account Value, as follows:


                                      SURRENDER CHARGE AS A PERCENTAGE OF
YEAR OF PURCHASE PAYMENT WITHDRAWAL       PURCHASE PAYMENT WITHDRAWN
-----------------------------------   -----------------------------------
                 1st                                   7%
                 2nd                                   6%
                 3rd                                   5%
                 4th                                   5%
                 5th                                   4%
                 6th                                   3%
                 7th                                   2%
              Thereafter                               0%




In computing the Surrender Charge, we deem withdrawals from your Account Value to consist first of purchase payments, in order of contribution, followed by any amounts in excess of purchase payments. The Surrender Charge will apply to the following transactions, which we consider to be withdrawals:

     .    total surrender;

     .    partial withdrawal;

     .    commencement of an Annuity Payment Option; and

     .    termination due to insufficient Account Value.

The Surrender Charge will NOT apply to withdrawals in the following circumstances:

     . to the amount of withdrawals that exceeds the cumulative amount of your purchase payments;

     . upon death of the Annuitant, at any age, after the Annuity Commencement Date;

     . upon death of the Annuitant, at any age, before the Annuity Commencement Date, provided no Contingent Annuitant survives;

     . upon death of the Owner, including the first to die in the case of joint Owners of a Non-Qualified Contract, unless the Contract continues under the special rule for a surviving spouse;

     . upon annuitization over at least ten years, or life contingent annuitization where the life expectancy is at least ten years;

     .    within the 30-day window under the One-Time Reinstatement Privilege;


     . if the Annuitant is confined to a long-term care facility or is subject to a terminal illness (SEE THE "LONG-TERM CARE AND TERMINAL ILLNESS" SECTION FOR MORE INFORMATION);



     . to the portion of your first withdrawal or total surrender in any Contract Year that does not exceed the greater of (1) 15% of your Purchase Payments that have not previously been withdrawn and that have been credited to your Contract for less than seven years, or (2) 15% of your Account Value, in each Contract Year, calculated as of the end of the previous Contract Anniversary, less any amounts that have been withdrawn during such Contract Year. For example, let's say we issued your Contract on February 15, 2000 with a Purchase Payment of $100,000. You make no withdrawals or additional Purchase Payments during the first Contract Year. Let's assume your Account Value at the end of your first Contract Year, February 15, 2001, had grown to $110,000. You may withdraw the greater of 15% of your $100,000 Purchase Payment ($15,000), or 15% of your $110,000 Account Value ($16,500), without a Surrender Charge. Because $16,500 is greater than $15,000, you can withdraw $16,500 without a Surrender Charge. If we issued your Contract before February 15, 2000, this section is different for you. SEE "CHARGES UNDER THE CONTRACTS - SPECIAL SURRENDER CHARGE RULES FOR CONTRACTS ISSUED AFTER OCTOBER 1, 1998 AND BEFORE FEBRUARY 15, 2000" OR "SPECIAL SURRENDER CHARGE RULES FOR CONTRACTS ISSUED BEFORE OCTOBER 2, 1998" SECTIONS FOR MORE INFORMATION; and



     . to any amounts withdrawn that are in excess of the amount permitted by the 15% free withdrawal privilege, described above, if you are withdrawing the amounts to obtain or retain favorable tax treatment. For example, under certain circumstances the income and estate tax benefits of a charitable remainder trust may be available only if you withdraw assets from a Contract funding the trust more rapidly than the 15% free withdrawal privilege permits. This exception is subject to our approval.


If you make multiple withdrawals during a Contract Year, we will recalculate the amount eligible for the free withdrawal at the time of each withdrawal. You may make non-automatic and automatic withdrawals in any Contract Year subject to the 15% limitation. For withdrawals under a systematic withdrawal plan, Purchase Payments credited for 30 days or more are eligible for the 15% free withdrawal privilege. We add all withdrawals and charge you a Surrender Charge only on amounts that exceed the 15% free withdrawal privilege. SEE THE DISCUSSION UNDER "SURRENDER CHARGE" FOR AN EXPLANATION OF HOW WE CALCULATE THE SURRENDER CHARGE.


We do not consider a free withdrawal under any of the foregoing Surrender Charge exceptions to be a withdrawal of purchase payments, except for purposes of computing the 15% free withdrawal privilege described in the preceding paragraph. The Code may impose a penalty on distributions if the recipient is under age 59 1/2. SEE THE "FEDERAL INCOME TAX MATTERS" SECTION FOR A DISCUSSION OF PENALTY TAXES IMPOSED ON PREMATURE DISTRIBUTIONS.



If you select an Annuity Payment Option that does not qualify for a Surrender Charge exception above, we use the amount payable to the Owner upon full surrender of a Contract to pay for the Annuity Payment Option. SEE THE "SURRENDERS" SUB-SECTION OF THE "TRANSFER, AUTOMATIC REBALANCING, SURRENDER AND PARTIAL WITHDRAWAL OF OWNER ACCOUNT VALUE" SECTION FOR MORE INFORMATION.


SPECIAL SURRENDER CHARGE RULES FOR CONTRACTS ISSUED AFTER OCTOBER 1, 1998 AND BEFORE FEBRUARY 15, 2000

If we issued your Contract after October 1, 1998 and before February 15, 2000, your 15% free withdrawal privilege differs from the free withdrawal privilege described in the previous section. We use a different formula to calculate the amount you can withdraw from your Contract without a Surrender Charge. The following section discusses this different formula.

If we issued your Contract after October 1, 1998 and before February 15, 2000, the Surrender Charge will NOT apply to withdrawals in the following circumstances:

     . to the portion of your first withdrawal or total surrender in any Contract Year that does not exceed 15% of the amount of your purchase payments that (1) have not previously been withdrawn and (2) have been credited to the Contract for at least one year. (If you make multiple withdrawals during a Contract Year, we will recalculate the amount eligible for the free withdrawal at the time of each withdrawal. After the first Contract Year, you may make non-automatic and automatic withdrawals in the same Contract Year subject to the 15% limitation. For withdrawals under a systematic withdrawal plan, Purchase Payments credited for 30 days or more are eligible for the 15% free withdrawal); and


     . to any amounts withdrawn that exceed the amount permitted by the 15% free withdrawal privilege, described above, if you are withdrawing the amounts to obtain or retain favorable tax treatment. (For example, under certain circumstances the income and estate tax benefits of a charitable remainder trust may be available only if you withdraw assets from a Contract funding the trust more rapidly than the 15% free withdrawal privilege permits. This exception is subject to our approval.)



We do not consider a free withdrawal under any of the foregoing Surrender Charge exceptions to be a withdrawal of purchase payments, except for purposes of computing the 15% free withdrawal described in the preceding paragraph. The Code may impose a penalty on distributions if the recipient is under age 59 1/2. SEE THE "FEDERAL INCOME TAX MATTERS" SECTION FOR A DISCUSSION OF PENALTY TAXES IMPOSED ON PREMATURE DISTRIBUTIONS.



If you select an Annuity Payment Option that does not qualify for a Surrender Charge exception above, we use the amount payable to the Owner upon full surrender of a Contract to pay for the Annuity Payment Option. SEE THE "SURRENDERS" SUB-SECTION OF THE "TRANSFER, AUTOMATIC REBALANCING, SURRENDER AND PARTIAL WITHDRAWAL OF OWNER ACCOUNT VALUE" SECTION FOR MORE INFORMATION.


SPECIAL SURRENDER CHARGE RULES FOR CONTRACTS ISSUED BEFORE OCTOBER 2, 1998

The 15% free withdrawal privilege discussed above is a 10% free withdrawal privilege if we issued your Contract before October 2, 1998. The 10% limit is the only difference in your free withdrawal privilege. The affected discussion follows, using "10%" in place of "15%."

If we issued your Contract before October 2, 1998, the Surrender Charge will NOT apply to withdrawals in the following circumstances:

     . to the portion of your first withdrawal or total surrender in any Contract Year that does not exceed 10% of the amount of your purchase payments that (1) have not previously been withdrawn and (2) have been credited to the Contract for at least one year. (If you make multiple withdrawals during a Contract Year, we will recalculate the amount eligible for the free withdrawal at the time of each withdrawal. After the first Contract Year, you may make non-automatic and automatic withdrawals in the same Contract Year subject to the 10% limitation. For withdrawals under a systematic withdrawal plan, Purchase Payments credited for 30 days or more are eligible for the 10% free withdrawal); and

     . to any amounts withdrawn that excced the amount permitted by the 10% free withdrawal privilege, described above, if you are withdrawing the amounts to obtain or retain favorable tax treatment. (For example, under certain circumstances the income and estate tax benefits of a charitable remainder trust may be available only if you withdraw assets from a Contract funding the trust more rapidly than the 10% free withdrawal privilege permits. This exception is subject to our approval.)


We do not consider a free withdrawal under any of the foregoing Surrender Charge exceptions to be a withdrawal of purchase payments, except for purposes of computing the 10% free withdrawal described in the preceding paragraph. The Code may impose a penalty on distributions if the recipient is under age 59 1/2. SEE THE "FEDERAL INCOME TAX MATTERS" SECTION FOR A DISCUSSION OF PENALTY TAXES IMPOSED ON PREMATURE DISTRIBUTIONS.



If you select an Annuity Payment Option that does not qualify for a Surrender Charge exception above, we use the amount payable to the Owner upon full surrender of a Contract to pay for the Annuity Payment Option. SEE THE "SURRENDERS" SUB-SECTION OF THE "TRANSFER, AUTOMATIC REBALANCING, SURRENDER AND PARTIAL WITHDRAWAL OF OWNER ACCOUNT VALUE" SECTION FOR MORE INFORMATION.


TRANSFER CHARGES

We describe the charges assessed to pay the expense of making transfers under "Transfer, Automatic Rebalancing, Surrender and Partial Withdrawal of Owner Account Value - Transfers" and "Annuity Period and Annuity Payment Options - Transfers." These charges are not designed to yield a profit.

ANNUAL CONTRACT FEE

We will deduct an Annual Contract Fee of $35 from your Account Value at the end of each Contract Year before the Annuity Commencement Date. (The Fee is $30 for Contracts issued in the State of North Dakota.) This Fee is for administrative expenses (which do not include expenses of distributing the Contracts). We do not expect the revenues we derive from this Fee to exceed the expenses. Unless paid directly, the Fee will be allocated among the Guarantee Period and Divisions in proportion to your Account Value in each. We will deduct the entire Fee for the year from the proceeds of any full surrender. We reserve the right to waive the Fee.

CHARGE TO THE SEPARATE ACCOUNT

We deduct from Separate Account assets a daily charge at an annualized rate of 1.40% of the average daily net asset value of the Separate Account attributable to the Contracts. This charge (1) offsets administrative expenses not covered by the Annual Contract Fee discussed above and (2) compensates us for assuming mortality and expense risks under the Contracts. The 1.40% charge divides into 0.15% for administrative expenses and 1.25% for the assumption of mortality and expense risks.

We do not expect to earn a profit on that portion of the charge that is for administrative expenses. However, we do expect to derive a profit from the portion that is for the assumption of mortality and expense risks. There is no necessary relationship between the amount of administrative charges deducted for a given Contract and the amount of expenses actually attributable to that Contract.

In assuming the mortality risk, we incur the risks that:

     .    our actuarial estimate of mortality rates may prove erroneous;

     .    Annuitants will live longer than expected; and

     . more Owners or Annuitants than expected will die at a time when the death benefit we guarantee is higher than the net surrender value of their interests in the Contracts.

In assuming the expense risk, we incur the risk that the revenues from the expense charges under the Contracts (charges that we guarantee will not increase) will not cover our expense of administering the Contracts.

MISCELLANEOUS

Each Series pays charges and expenses out of its assets. The Prospectus for each Series describes the charges and expenses. We reserve the right to impose charges or establish reserves for any federal or local taxes that we incur today or may incur in the future and that we deem attributable to the Contracts.

SYSTEMATIC WITHDRAWAL PLAN

You may make automatic partial withdrawals, at periodic intervals, through a systematic withdrawal program. Minimum payments are $100. You may choose from schedules of monthly, quarterly, semi-annual, or annual payments. You may start, stop, increase, or decrease payments. You may elect to (1) start withdrawals as early as 30 days after the issue date of the Contract and (2) take withdrawals from the Fixed Account or any Division. Systematic withdrawals are subject to the terms and conditions applicable to other partial withdrawals, including Surrender Charges and exceptions to Surrender Charges.

ONE-TIME REINSTATEMENT PRIVILEGE

If your Account Value at the time of surrender is at least $500, you may elect to reinvest all of the proceeds that you liquidated from the Contract within the previous 30 days. In this case, we will credit the Surrender Charge and the Annual Contract Fee, if a new Annual Contract Fee is not then due, back to the Contract. We will reinvest the proceeds at the value we next compute following the date of receipt of the proceeds. Unless you request otherwise, we will allocate the proceeds among the Divisions and Guarantee Periods in the same proportions as before surrender. We will compute any subsequent Surrender Charge as if we had issued the Contract at the date of reinstatement for a purchase payment in the amount of the net surrender proceeds. You may use this privilege only once.

This privilege is not available under Contracts purchased in Oregon.

REDUCTION IN SURRENDER CHARGES OR ADMINISTRATIVE CHARGES

We may reduce the Surrender Charges or administrative charges imposed under certain Qualified Contracts for employer sponsored plans. Any such reductions will reflect differences in costs or services and will not be unfairly discriminatory as to any person. Differences in costs and services result from factors such as reduced sales expenses or administrative efficiencies relating to serving a large number of employees of a single employer and functions assumed by the employer that we otherwise would have to perform.

LONG-TERM CARE AND TERMINAL ILLNESS



THE RIDER WE DESCRIBE BELOW IS NOT AVAILABLE IN ALL STATES. YOU SHOULD ASK YOUR SALES REPRESENTATIVE OR OUR HOME OFFICE TO TELL YOU IF IT APPLIES TO YOU. THERE IS NO SEPARATE CHARGE FOR THIS RIDER.


LONG-TERM CARE

We describe long-term care in a special Contract rider. No Surrender Charge will apply to a partial withdrawal or total surrender made during any period of time that the Annuitant is confined continuously for 30 days or more (or within 30 days after discharge) in a hospital or state-licensed in-patient nursing facility. You must give us Written proof of such confinement.

TERMINAL ILLNESS

The same rider provides that no Surrender Charge will apply to a partial withdrawal or total surrender if you give us a physician's Written certification that the Annuitant is terminally ill and not expected to live more than twelve months. We must waive or exercise our right to a second physician's opinion.


OTHER ASPECTS OF THE CONTRACTS





Only an officer of AGL can agree to change or waive the provisions of any Contract. The Contracts are non-participating, which means they are not entitled to share in any dividends, profits or surplus of AGL.

OWNERS, ANNUITANTS, AND BENEFICIARIES; ASSIGNMENTS

You, as the Owner of a Contract, will be the same as the Annuitant, unless you choose a different Annuitant when you purchase a Contract. In the case of joint ownership, both Owners must join in the exercise of any rights or privileges under the Contract. You choose the Annuitant and any Contingent Annuitant in the application for a Contract and may not change that choice.

You choose the Beneficiary and any Contingent Beneficiary when you purchase a Contract. You may change a Beneficiary or Contingent Beneficiary before the Annuity Commencement Date, while the Annuitant is still alive. The payee may make this change after the Annuity Commencement Date.

We will make any designation of a new Beneficiary or Contingent Beneficiary effective as of the date it is signed. However, the change in designation will not affect any payments we make or action we take before we receive the Written request. We also need the Written consent of any irrevocably-named Beneficiary or Contingent Beneficiary before we make a change. Under certain retirement programs, the law may require spousal consent to name or change a Beneficiary to a person other than the spouse. We are not responsible for the validity of any designation of a Beneficiary or Contingent Beneficiary.

If the Beneficiary or Contingent Beneficiary is not living at the time we are to make any payment, you as the Owner will be the Beneficiary. If you are not then living, your estate will be the Beneficiary.


Owners and other payees may assign their rights under Qualified Contracts only in certain narrow circumstances referred to in the Contracts. Owners and other payees may assign their rights under Non-Qualified Contracts, including their ownership rights. We take no responsibility for the validity of any assignment. Owners must make a change in ownership rights in Writing and send a copy to our Home Office. We will make the change effective on the date it was made. However, we are not bound by a change until the date we record it. The rights under a Contract are subject to any assignment of record at our Home Office. An assignment or pledge of a Contract may have adverse tax consequences. SEE "FEDERAL INCOME TAX MATTERS" SECTION FOR MORE INFORMATION.


REPORTS

We will mail to Owners (or anyone receiving payments following the Annuity Commencement Date), any reports and communications required by applicable law. We will mail to the last known address of record. You should give us prompt written notice of any address change.

RIGHTS RESERVED BY US

Upon notice to the Owner, we may modify a Contract to the extent necessary to:

     .    reflect a change in the Separate Account or any Division;

     .    create new separate accounts;

     . operate the Separate Account in any form permitted under the 1940 Act or in any other form permitted by law;

     . transfer any assets in any Division to another Division, or to one or more separate accounts, or the Fixed Account;

     . add, combine or remove Divisions in the Separate Account, or combine the Separate Account with another separate account;

     .    add, restrict or remove Guarantee Periods of the Fixed Account;

     .    make any new Division available to you on a basis we determine;

     . substitute, for the shares held in any Division, the shares of another Series or the shares of another investment company or any other investment permitted by law;

     . make any changes required by the Code or by any other law, regulation or interpretation to continue treatment of the Contract as an annuity;

     . commence deducting premium taxes or adjust the amount of premium taxes deducted in accordance with state laws that apply; or

     .    make any changes required to comply with the rules of any Series.

When required by law, we will obtain (1) your approval of changes and (2) the approval of any appropriate regulatory authority.

PAYMENT AND DEFERMENT




We will normally pay amounts surrendered or withdrawn from a Contract within seven calendar days after the end of the Valuation Period in which we receive the Written surrender or withdrawal request at our Home Office. A Beneficiary may request the manner of payment of death proceeds within 60 days after the death proceeds become payable. If we do not receive a Written request specifying the manner of payment, we will pay the death benefit as a single sum, normally within seven calendar days after the end of the Valuation Period that contains the last day of the 60 day period. We reserve the right, however, to defer payments or transfers out of the Fixed Account for up to six months. Also, we reserve the right to defer payment of that portion of your Account Value that is attributable to a purchase payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Finally, we reserve the right to defer payment of any surrender, annuity payment, or death proceeds out of the Variable Account Value if:

     . the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;

     . the SEC determines that an emergency exists, as a result of which disposal of securities held in a Division is not reasonably practicable or it is not reasonably practicable to fairly determine the Variable Account Value; or

     .    the SEC by order permits the delay for the protection of Owners.

We may also postpone transfers and allocations of Account Value among the Divisions and the Fixed Account under these circumstances.


FEDERAL INCOME TAX MATTERS





GENERAL

We cannot comment on all of the federal income tax consequences associated with the Contracts. Federal income tax law is complex. Its application to a particular person may vary according to facts peculiar to the person. Consequently, we do not intend for you to take this discussion as tax advice. You should consult with your tax advisor before purchasing a Contract or if you have any questions about contributions, distributions, or limitations as discussed below.

We base this discussion on our understanding of the law, regulations and interpretations existing on the date of this Prospectus. Congress, in the past, has enacted legislation changing the tax treatment of annuities in both the Qualified and the Non-Qualified markets and may do so again in the future. The Treasury Department may issue new or amended regulations or other interpretations of existing tax law. The courts may also interpret the tax law in ways that affect the tax treatment of annuities. Any such change could have a retroactive effect. We suggest that you consult your legal or tax advisor on these issues.

The discussion does not address federal estate and gift tax, or social security tax, or any state or local tax consequences associated with the Contracts.

NON-QUALIFIED CONTRACTS

Purchase Payments. Purchasers of a Contract that does not qualify for special tax treatment and is "Non-Qualified" may not deduct from their gross income the amount of purchase payments made.

Tax Deferral Before Annuity Commencement Date. Owners who are natural persons are not taxed currently on (1) increases in their Account Value resulting from interest earned in the Fixed Account, or (2) the investment experience of the Separate Account so long as the Separate Account complies with certain diversification requirements. These requirements mean that the Separate Account must invest in Series that are "adequately diversified" in accordance with Treasury Department regulations. We do not control the Series, but we have received commitments from the investment advisors to the Series that they will use their best efforts to operate the Series in compliance with these diversification requirements. A Contract investing in a Series that failed to meet the diversification requirements would subject Owners to current taxation of income in the Contract for the period of such diversification failure (and any subsequent period). Income means the excess of the Account Value over the Owner's investment in the Contract.

Control over allocation of values among different investment alternatives may cause Owners or persons receiving annuity payments to be treated as the owners of the Separate Account's assets for federal income tax purposes. However, current regulations do not provide guidance as to how to avoid this result. We reserve the right to amend the Contracts in any way necessary to avoid this result. The Treasury Department has stated that it may establish standards through regulations or rulings. These standards may apply only prospectively, although they could apply retroactively if the Treasury Department considers the standards not to reflect a new position.


Owners that are not natural persons, such as corporations, are taxed currently on annual increases in their Account Value, unless an exception applies. Exceptions apply for, among other things, Owners that are not natural persons but that hold a Contract as an agent for a natural person (e.g. a trust).


Taxation of Annuity Payments. Part of each annuity payment received after the Annuity Commencement Date is excludible from gross income through the use of an exclusion ratio.

In the case of Fixed Annuity Payments, the excludible portion of each payment is found by multiplying:

     .    the amount paid; by

     . the ratio of the investment in the Contract to the expected return under the Fixed Annuity Payment Option.

In the case of Variable Annuity Payments, the excludible portion of each payment is the investment in the Contract divided by the number of expected payments.

In both cases, the remaining portion of each annuity payment, and all payments made after the investment in the Contract has been reduced to zero, are included in the payee's income. Should annuity payments stop on account of the death of the Annuitant before the investment in the Contract has been fully paid out, the payee is allowed a deduction for the unpaid amount. If the payee is the Annuitant, the deduction is taken on the final tax return. If the payee is a Beneficiary, that Beneficiary may receive the balance of the total investment as payments are made or on the Beneficiary's final tax return. An Owner's "investment in the Contract" is the amount equal to the portion of purchase payments made by or on behalf of the Owner that have not been excluded or deducted from the individual's gross income, less amounts previously received under the Contract that were not included in income.

Taxation of Partial Withdrawals and Total Surrenders. If an Owner receives a nonperiodic distribution (e.g., a cash withdrawal) before the annuity starting date, it is allocated first to earnings and then to the investment in the Contract. The Owner includes in his or her gross income the smaller of:

     .    The nonperiodic distribution, or

     . The amount by which the cash value of the Contract (figured without considering any surrender charge) immediately before the distribution exceeds the investment in the Contract at that time.

Certain nonperiodic distributions received before the annuity starting date are not subject to the allocation rule described above. Instead, the Owner includes the amount of the payment in gross income only to the extent that it exceeds the investment the Contract. This exception applies to the following distributions.

     . Distributions in full discharge of a Contract received as a refund of what the Owner paid for the Contract or for the complete surrender, redemption, or maturity of the Contract.

     . Distributions under Contracts entered into before August 14, 1982, to the extent that they are allocable to the investment before August 14, 1982.

If the Owner bought the Contract before August 14, 1982, and made investments both before and after August 14, 1982, the distributed amounts are allocated to investment or to earnings in the following order.

     . The part of the investment that was made before August 14, 1982. This part of the distribution is tax free.

     . The earnings on the part of the investment that was made before August 14, 1982. This part of the distribution is taxable.

     . The earnings on the part of the investment that was made after August 13, 1982. This part of the distribution is taxable.

     . The part of the investment that was made after August 13, 1982. This part of the distribution is tax free.


Aggregation of Annuity Contracts. All annuity contracts or certificates entered into after October 21, 1988 issued by the same company to the same Owner during the same calendar year are aggregated for purposes of determining the amount of any distribution that is includible in gross income.

Penalty Tax on Premature Distributions. If a taxpayer receives any amount under an annuity contract, there may be imposed a federal tax penalty equal to 10% of the amount treated as taxable income. The penalty tax will not apply, however, to distributions:

     .    made on or after the taxpayer reaches age 59 1/2;

     .    made on account of the taxpayer's becoming disabled;

     . that are made after the death of the Owner before the Annuity Commencement Date or of the payee after the Annuity Commencement Date (or if such person is not a natural person, that are made after the death of the primary Annuitant, as defined in the Code); or

     . that are part of a series of substantially equal periodic payments made at least annually over the life (or life expectancy) of the taxpayer or the joint life (or joint life expectancies) of the taxpayer and the Beneficiary, provided such payments are made for a minimum of 5 years or until the taxpayer attains age 59 1/2, whichever is later and the distribution method is not changed before the end of that period (except in the case of death, disability or pursuant to IRS regulations).

Premature distributions may result from an early Annuity Commencement Date, an early surrender, partial withdrawal from or an assignment of a Contract, or the early death of an Annuitant, unless the third clause listed above applies.


Health Care and Education Reconciliation Act. On March 30, 2010 the Health Care and Education Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income. This tax, which goes into effect in 2013, is at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person (see final paragraph in this section). This new tax generally does not apply to Qualified Contracts; however, taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.



Payment of Death Proceeds. Special rules apply to the distribution of any death proceeds payable under the Contract. SEE "DEATH PROCEEDS" SECTION FOR MORE INFORMATION.


Assignments and Loans. An assignment, loan, or pledge under a Non-Qualified Contract is taxed in the same manner as a partial withdrawal, as described above. Repayment of a loan or release of an assignment or pledge is treated as a new purchase payment.

INDIVIDUAL RETIREMENT ANNUITIES ("IRAS")

Purchase Payments. For 2011, the most that can be contributed to your traditional IRA generally is the smaller of the following amounts:

     .    $5,000 ($6,000 if you are age 50 or older), or

     .    Your taxable compensation for the year.

If neither you nor your spouse was covered for any part of the year by an employer retirement plan, you can take a deduction for total contributions to one or more of your traditional IRAs of up to the lesser of:

     .    $5,000 ($6,000 if you are age 50 or older), or

     .    100% of your compensation.

If you or your spouse was covered by an employer retirement plan at any time during the year for which contributions were made, your deduction may be further limited. Limits on the amount you can deduct do not affect the amount that can be contributed.

Tax Free Rollovers. Amounts may be transferred, in a tax-free rollover, from (1) an eligible retirement plan to an IRA; (2) an IRA to an eligible retirement plan; or (3) from one IRA to another IRA if the transfer meets certain conditions. All taxable distributions ("eligible rollover distributions") from eligible retirement plans are eligible to be rolled over with the exception of:

     .    annuities paid over a life or life expectancy;

     .    installments for a period of ten years or more;

     .    required minimum distributions under section 401(a)(9) of the Code;

     .    hardship distributions; and

     .    return of excess contributions.

You generally must make the rollover contribution by the 60th day after the day you receive the distribution from your traditional IRA or your employer's eligible retirement plan. There are two ways to do a rollover. You can do either a direct rollover or a 60-day rollover. If you do a direct rollover, the eligible retirement plan or IRA will make the payment directly to your IRA or other eligible retirement plan. If you do not do a direct rollover, you may still do a rollover by making a deposit into an IRA or eligible retirement plan that will accept it. You will have 60 days after you receive the payment to make the deposit. If you do not do a direct rollover of a distribution from your employer's eligible retirement plan, the plan is required to withhold 20% of the payment for federal income taxes. If you make a tax-free rollover of any part of a distribution from a traditional IRA, you cannot, within a 1-year period, make a tax-free rollover of any later distribution from that same IRA. You also cannot make a tax-free rollover of any amount distributed, within the same 1-year period, from the IRA into which you made the tax-free rollover.

Distributions from an IRA. Amounts received under an IRA as annuity payments, upon partial withdrawal or total surrender, or on the death of the Annuitant, are included in the Annuitant's or beneficiaries' income. If nondeductible purchase payments have been made, a pro rata portion of such distributions may not be includible in income. A 10% penalty tax is imposed on the amount includible in gross income from distributions that occur before the Annuitant reaches age 59 1/2 and that are not made on account of death or disability, with certain exceptions. These exceptions include:

     . distributions that are part of a series of substantially equal periodic payments made at least annually over the life (or life expectancy) of the Annuitant or the joint lives (or joint life expectancies) of the Annuitant and the Beneficiary; provided such payments are made for a minimum of 5 years or until the Annuitant attains age 59 1/2, whichever is later and the distribution method is not changed during that period (except in the case of death or disability or as allowed by IRS regulations);

     . distributions for medical expenses in excess of 7.5% of the Annuitant's adjusted gross income without regard to whether the Annuitant itemizes deductions on his or her tax return;

     . distributions for health insurance premiums to an unemployed individual who has received unemployment compensation for at least 12 consecutive weeks;

     . distributions for qualified first-time home purchases for the individual, a spouse, children, grandchildren, or ancestor of the individual or the individual's spouse, subject to a $10,000 lifetime maximum;

     . distributions for higher education expenses for the individual, a spouse, children, or grandchildren; and


     . The Pension Protection Act of 2006 created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty after September 11, 2001 and payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers, which are federal income tax-free.


Required Minimum Distributions. Generally, the Code requires that you begin taking annual distributions from IRAs (other than Roth IRAs) by April 1 of the calendar year following the calendar year in which you attain age 70 1/2. However, the Worker, Retiree, and Employer Recovery Act of 2008 suspended the 2009 minimum distribution requirement from most eligible retirement plans. We are not aware of any subsequent suspension for 2010 or later years.

You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount. Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.

IRS regulations require that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. You should discuss the effect of these regulations with your tax advisor.


Additional distribution rules apply after the death of the Annuitant. These rules are similar to those governing distributions on the death of an Owner (or other payee during the Annuity Period) under a Non-Qualified Contract. SEE "DEATH PROCEEDS" SECTION FOR MORE INFORMATION.


ROTH IRAS


Individuals may purchase a non-deductible IRA, known as a Roth IRA. For 2012, the maximum purchase payment for a Roth IRA is $5,000 per year (or $6,000 if you are 50 or older). This permitted contribution is phased out in 2012 for adjusted gross income between $110,000 and $125,000 in the case of single taxpayers, between $173,000 and $183,000 in the case of married taxpayers filing joint returns, and between $0 and $10,000 in the case of married taxpayers filing separately. An overall $5,000 annual limitation continues to apply to all of a taxpayer's IRA contributions, including Roth IRAs and Traditional IRAs ($6,000 if you are 50 or older).





An individual may make a rollover contribution from a Traditional IRA or tax-qualified plan to a Roth IRA. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution or a pretax contribution to a tax-qualified plan. If such a rollover occured in 2010, the individual may have the option of paying the tax on those amounts in 2010, or spreading that tax over 2011 and 2012. Also, an individual may make a rollover contribution from one Roth IRA to another Roth IRA.


Qualified Distributions from Roth IRAs are tax-free. A Qualified Distribution requires that (1) the individual has held the Roth IRA for at least five years and (2) the distribution is made either (a) after the individual reaches age 59 1/2, on the individual's death or disability, or (b) as a qualified first-time home purchase. Qualified Distributions for a qualified first-time home purchase, are subject to a $10,000 lifetime maximum and may be made for the individual, a spouse, child, grandchild, or ancestor of such individual or the individual's spouse.


SIMPLIFIED EMPLOYEE PENSION PLANS


Eligible employers may establish an IRA plan known as a simplified employee pension plan ("SEP"), if certain requirements are met. An employer may make contributions to a SEP in accordance with the rules applicable to IRAs discussed above. Employer contributions to an employee's SEP are deductible by the employer and are not currently includible in the taxable income of the employee, provided that total employer contributions do not exceed the lesser of 25% of an employee's compensation or $50,000 for 2012.


SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYERS ("SIMPLE") RETIREMENT ACCOUNTS


Eligible employers may establish an IRA plan known as a SIMPLE retirement account ("SIMPLE IRA"), if they meet certain requirements. Under an SIMPLE IRA, the employer contributes elective employee compensation deferrals up to a maximum of $11,500 for 2012 to the employee's SIMPLE IRA. The employer must, in general, make a fully vested matching contribution for employee deferrals up to a maximum of 3% of compensation or a make a nonelective contribution of 2% of compensation on behalf of each eligible employee.



If you are 50 and older, additional elective deferrals up to $2,500 for 2012 can be contributed to your salary reduction SIMPLE IRA, if certain conditions are met.

OTHER QUALIFIED PLANS

Purchase Payments. Purchase payments made by an employer under a pension, profit sharing, or annuity plan qualified under section 401(a), 403(a), or 403(b) of the Code, not in excess of certain limits, are deductible by the employer and excluded from the current income of the employee if certain conditions are met.




IMPORTANT INFORMATION REGARDING 403(B) REGULATIONS


On July 26, 2007, the Department of the Treasury published final 403(b) regulations that are largely effective on January 1, 2009. These comprehensive regulations included several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.



In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers were made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.


The new rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

As a general matter, all Contracts that have received plan contributions after 2004 are required to be included in the plan and in the plan's administrative coordination, even if the Contract is no longer permitted to receive new contributions and/or transfers. You should be aware, however, that some rules governing contracts inside and outside of the plan after 2008 are subject to different interpretations, as well as possible additional IRS guidance. The foregoing discussion is intended as a general discussion of the new requirements only, and you may wish to discuss the new regulations and/or the general information above with your tax advisor.


Distributions Before the Annuity Commencement Date. Purchase payments includible in an employee's taxable income (less any amounts previously received that were not includible in the employee's taxable income) represent the employee's "investment in the Contract." Amounts received before the Annuity Commencement Date under a Contract in connection with a Code section 401(a), 403(a), or 403(b) plan are generally allocated on a pro-rata basis between the employee's investment in the Contract and other amounts. A lump-sum distribution will not be includible in income in the year of distribution, if the employee rollovers, within 60 days of receipt, all amounts received (less the employee's investment in the Contract), to another eligible retirement plan or an IRA in accordance with the rollover rules under the Code.

However, any amount that is not distributed as a direct rollover will be subject to 20% income tax withholding. Special tax treatment may be available, for tax years beginning before December 31, 1999, in the case of certain lump-sum distributions that are not rolled over to another plan or IRA.

A 10% penalty tax is imposed on the amount includible in gross income from distributions that occur before the employee reaches age 59 1/2 and that are not made on account of death or disability, with certain exceptions.


For 403(b) annuities, elective deferrals (including salary reduction amounts and Roth 403(b) contributions) accumulated after December 31, 1988, and post-1988 earnings on 403(b) elective deferrals, may not be distributed before the owner
(1) attains age 59 1/2, (2) severs employment, (3) dies, (4) becomes disabled or
(5) incurs a qualifying hardship.


Annuity Payments. If the Owner has no cost basis for his or her interest in the Contract, each payment is fully taxable as ordinary income. When the Owner has a cost basis for his or her interest in the Contract, the amount excludable from the Owner's gross income each year is determined by dividing the cost basis by the number of years in the payment period.

Required Minimum Distributions. Distributions of minimum amounts required by the Code generally must commence by April 1 of the calendar year following the calendar year in which the employee reaches age 70 1/2 or retires, if later.

Self-Employed Individuals. Various special rules apply to tax-qualified plans established by self-employed individuals.

PRIVATE EMPLOYER UNFUNDED DEFERRED COMPENSATION PLANS

Purchase Payments. Private taxable employers may establish unfunded, Non-Qualified deferred compensation plans for a select group of management or highly compensated employees and/or for independent contractors. To avoid current taxation, these benefits must be subject to a substantial risk of forfeiture.

These types of programs allow individuals to defer (1) receipt of up to 100% of compensation that would otherwise be includible in income and (2) payment of federal income taxes on the amounts.

Deferred compensation plans represent a contractual promise on the part of the employer to pay compensation at some future time. The Contract is owned by the employer and is subject to the claims of the employer's creditors. The individual has no right or interest in the Contract and is entitled only to payment from the employer's general assets in accordance with plan provisions. Purchase payments are not currently deductible by the employer until benefits are included in the taxable income of the employee.

Taxation of Distributions. Amounts that an individual receives from a private employer deferred compensation plan are includible in gross income for the taxable year in which such amounts are paid or otherwise made available.

FEDERAL INCOME TAX WITHHOLDING AND REPORTING

Amounts distributed from a Contract, to the extent includible in taxable income, are subject to federal income tax withholding.

TAXES PAYABLE BY AGL AND THE SEPARATE ACCOUNT

AGL is taxed as a life insurance company under the Code. The operations of the Separate Account are part of the total operations of AGL and are not taxed separately. Under existing federal income tax laws, AGL is not taxed on investment income derived by the Separate Account (including realized and unrealized capital gains) with respect to the Contracts. AGL reserves the right to allocate to the Contracts any federal, state or other tax liability that may result in the future from maintenance of the Separate Account or the Contracts.

Certain Series may elect to pass through to AGL any taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to AGL. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld that the Series will also pass through. These credits may provide a benefit to AGL.


DISTRIBUTION ARRANGEMENTS






Individuals who sell the Contracts will be licensed by state insurance authorities as life insurance agents of AGL. The individuals will also be registered representatives of broker-dealer firms. We and Principal Funds Distributor, Inc. permitted affiliated broker-dealer firms to offer the Contracts. Some individuals may be representatives of firms that are exempt from broker-dealer regulation. Principal Funds Distributor, Inc. and any non-exempt broker-dealer firms are registered with the SEC under the Securities Exchange Act of 1934 as broker-dealers and are members of the Financial Industry Regulatory Authority ("FINRA").


Effective October 1, 2002, the American General Equity Services Corporation ("AGESC"), an affiliate of AGL, is the principal underwriter of the Contracts. AGESC's principal business address is 2929 Allen Parkway, Houston, Texas 77019-2191. AGESC is also registered with the SEC and is a member of FINRA.


AGL and Principal Funds Distributor, Inc. have entered into certain revenue and cost-sharing arrangements in connection with marketing the Contracts. Principal Funds Distributor, Inc. also provided certain administrative services to AGL in connection with processing Contract applications.

AGL compensates Principal Funds Distributor, Inc. and the broker-dealers that sell the Contracts according to one or more compensation schedules. The schedules provide for a total payment of 7% of purchase payments that Owners make, which includes commissions of up to 6.25%. AGL may also pay continuing "trail" commissions of up to 0.50% of Owner Account Value.

AGL also has agreed to pay Principal Funds Distributor, Inc. for its promotional activities, such as solicitation of selling group agreements between broker-dealers and AGL, agent appointments with AGL, printing and development of sales literature to be used by AGL appointed agents and related marketing support, and related special promotional campaigns. None of these distribution expenses results in any additional charges under the Contracts that are not described under "Charges under the Contracts."

SERVICE AGREEMENTS



American General Life Companies ("AGLC") is party to a general services agreement with AGL. AGLC, an affiliate of AGL, is a business trust established in Delaware on December 30, 2000. Prior to that date AGLC was a Delaware corporation. Its address is 2727-A Allen Parkway, Houston, Texas 77019-2191. Under this agreement, AGLC provides services to AGL, including most of the administrative, data processing, systems, customer services, product development, actuarial, auditing, accounting and legal services for AGL and the Contracts. We have entered into an arrangement with Edge Asset Management, Inc. to provide certain services and discharge certain obligations. Under the arrangement, Edge Asset Management, Inc. reimburses us on a monthly basis for certain administrative and Contract and Contract Owner support expenses. The reimbursement is up to an annual rate of 0.25% of the average daily net asset value of shares of the Portfolios and Accounts purchased by AGL at Contract Owners' instructions.



LEGAL MATTERS





AGL is a party to various lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions that permit recovery of damages in excess of the maximum amount of policy benefits available. In addition, various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of AGL and its subsidiaries, such as through financial examinations, market conduct exams or regulatory inquiries. Based upon information presently available, AGL believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits, proceedings and regulatory exams or inquiries will not have a material adverse effect on AGL's results of operations, cash flows and financial position.


OTHER INFORMATION ON FILE



We have filed a Registration Statement with the SEC under the 1933 Act for the Contracts discussed in this Prospectus. We have not included all of the information in the Registration Statement and its exhibits. Statements contained in this Prospectus concerning the Contracts and other legal instruments are intended to be summaries. For a complete statement of terms, you should refer to the documents that we filed with the Securities and Exchange Commission.


We will send you a Statement of Additional Information on request without charge. Its contents are as follows:

CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

General Information .......................................................   2
Regulation and Reserves ...................................................   2
Services ..................................................................   3
Principal Underwriter .....................................................   3
Annuity Payments ..........................................................   3
   Gender of Annuitant ....................................................   3
   Misstatement of Age or Gender and Other Errors .........................   3
Experts ...................................................................   4
Financial Statements ......................................................   4

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT D

                           WM STRATEGIC ASSET MANAGER

    FLEXIBLE PAYMENT VARIABLE AND FIXED INDIVIDUAL DEFERRED ANNUITY CONTRACTS

                                   OFFERED BY

                     AMERICAN GENERAL LIFE INSURANCE COMPANY

                        ANNUITY ADMINISTRATION DEPARTMENT

                    P.O. BOX 1401, HOUSTON, TEXAS 77251-1401
        1-800-277-0914; 1-281-878-7409; HEARING IMPAIRED: 1-888-436-5257

                       STATEMENT OF ADDITIONAL INFORMATION


                                DATED MAY 1, 2012



This Statement of Additional Information ("SAI") is not a prospectus. You should read it with the Prospectus for American General Life Insurance Company Separate Account D (the "Separate Account"), dated May 1, 2012, concerning flexible payment variable and fixed individual deferred annuity WM Strategic Asset Manager Contracts. The Separate Account invests in the 15 Series of the Principal Variable Contracts Fund, Inc. ("PVC"). You can obtain a copy of the Prospectus for the Contracts, and any Prospectus supplements, by contacting American General Life Insurance Company ("AGL") at the address or telephone numbers given above. You have the option of receiving benefits on a fixed basis through AGL's Fixed Account or on a variable basis through the Separate Account. Terms used in this SAI have the same meanings as are defined in the Prospectus under the heading "Definitions."


                                TABLE OF CONTENTS

General Information.......................................................    2
Regulation and Reserves ..................................................    2
Services..................................................................    3
Principal Underwriter.....................................................    3
Annuity Payments..........................................................    3
   Gender of Annuitant....................................................    3
   Misstatement of Age or Gender and Other Errors.........................    3
Experts ..................................................................    4
Financial Statements......................................................    4

                               GENERAL INFORMATION

AGL (formerly American General Life Insurance Company of Delaware) is a successor in interest to a company previously organized as a Delaware corporation in 1917. AGL re-domesticated as a Texas insurer effective December 31, 1991 and changed its name to American General Life Insurance Company. AGL is a wholly-owned subsidiary of AGC Life Insurance Company, a Missouri corporation ("AG Missouri"). It is engaged primarily in the life insurance business and annuity business. AG Missouri, in turn, is a wholly-owned subsidiary of AIG Life Holdings (US), Inc., formerly American General Corporation, which is wholly-owned by the American International Group, Inc. a Delaware Corporation.

                             REGULATION AND RESERVES

AGL is subject to regulation and supervision by the insurance departments of the states where it is licensed to do business. This regulation covers a variety of areas, including:

     .    benefit reserve requirements,

     .    adequacy of insurance company capital and surplus,

     .    various operational standards, and

     .    accounting and financial reporting procedures.

AGL's operations and accounts are subject to periodic examination by insurance regulatory authorities.

Under most insurance guaranty fund laws, a state can assess insurers doing business in the state for covered insurance contract losses incurred by insolvent companies. State laws set limits for these assessments. However, AGL cannot reasonably estimate the amount of any future assessments of AGL under these laws. Most states have the authority to excuse or defer an assessment, if it would threaten an insurer's own financial strength. The Account Value held in the Separate Account may not be covered by insurance guaranty fund laws. The Account Value held in the Fixed Account is covered by the insurance guaranty fund laws.

The federal government generally has not directly regulated the business of insurance. However, federal initiatives often have an impact on the business in a variety of ways. Federal measures that may adversely affect the insurance business include:

     .    employee benefit regulation,

     . tax law changes affecting the taxation of insurance companies or of insurance products,

     . changes in the relative desirability of various personal investment vehicles, and

     . removal of impediments on the entry of banking institutions into the business of insurance.

Also, both the executive and legislative branches of the federal government are considering various insurance regulatory matters. This could ultimately result in direct federal regulation of some aspects of the insurance business. AGL cannot predict whether this will occur or, if it does, what the effect on AGL would be.

State insurance law requires AGL to carry reserves on its books, as liabilities, to meet its obligations under outstanding insurance contracts. AGL bases these reserves on assumptions about future claims experience and investment returns, among other things.

Neither the reserve requirements nor the other aspects of state insurance regulation provide absolute protection to holders of insurance contracts, including the Contracts, if AGL were to incur claims or expenses at rates significantly higher than expected. This might happen, for example, due to a spread of acquired immune deficiency syndrome or other infectious diseases or catastrophes, or significant unexpected losses on its investments.

                                    SERVICES


AGL and American General Life Companies, LLC ("AGLC"), are parties to a services agreement. AGL and AGLC are each indirect wholly-owned subsidiaries of AIG and therefore affiliates of one another. AGLC is a Delaware limited liability company established on August 30, 2002. Prior to that date, AGLC was a Delaware business trust. Its address is 2727-A Allen Parkway, Houston, Texas 77019-2191. Under the services agreement, AGLC provides shared services to AGL and certain other life insurance companies under the AIG holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services. During 2011, 2010, and 2009, AGL paid AGLC for these services $345,968,868, $349,841,461, and $352,001,525, respectively.


                              PRINCIPAL UNDERWRITER

American General Equity Services Corporation ("AGESC"), #1 Franklin Square, Springfield, Illinois 62713, a Delaware corporation and a direct wholly-owned subsidiary of AGL, is the principal underwriter and distributor of the Contracts for the Separate Account under a Distribution Agreement between AGESC and AGL. AGESC also acts as principal underwriter for AGL's other separate accounts and for the separate accounts of certain AGL affiliates. AGESC is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and a member of the Financial Industry Regulatory Authority ("FINRA"). AGESC is registered with the Securities and Exchange Commission and is a member of FINRA. From November 1, 2000 until October 1, 2002, the underwriter was American General Distributors, Inc.

As principal underwriter, AGESC and the prior underwriter were not paid any fees on the Contracts and did not receive any compensation for any of the past three years. AGL offers the securities under the Contracts on a continuous basis.

                                ANNUITY PAYMENTS

GENDER OF ANNUITANT

When annuity payments are based on life expectancy, the amount of each annuity payment ordinarily will be higher if the Annuitant or other measuring life is a male, as compared with a female, under an otherwise identical Contract. This is because, statistically, females tend to have longer life expectancies than males.

However, Montana, and certain other jurisdictions, do not permit differences in annuity payment rates between males and females.

In addition, employers should be aware that, under most employer-sponsored plans, the law prohibits Contracts that make distinctions based on gender. Under these plans, AGL will make available Contracts with no such differences.

MISSTATEMENT OF AGE OR GENDER AND OTHER ERRORS

If the age or gender of an Annuitant has been misstated to us, any amount payable will be the amount that the purchase payments paid would have purchased at the correct age and gender. If we made any overpayments because of incorrect information about age or gender or any error or miscalculation, we will deduct the overpayment from the next payment or payments due. We will add any underpayments to the next payment. We will credit or charge the amount of any adjustment with interest at the assumed interest rate used in the Contract's annuity tables.

                                     EXPERTS


The consolidated financial statements of American General Life Insurance Company as of December 31, 2011 and 2010 and for each of the three years in the period ended December 31, 2011 and the financial statements of American General Life Insurance Company Separate Account D as of December 31, 2011 and for each of the two years in the period ended December 31, 2011 included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP is located at 1201 Louisiana Street, Suite 2900, Houston, Texas 77002.



The statutory financial statements of American Home Assurance Company as of December 31, 2011 and 2010 and for each of the three years in the period ended December 31, 2011 included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


AMERICAN INTERNATIONAL GROUP, INC. FINANCIAL INFORMATION


     On March 30, 2011, American International Group, Inc. and the Company entered into an Unconditional Capital Maintenance Agreement.



     The consolidated financial statements, the financial statement schedules and management's assessment of the effectiveness of internal control over financial reporting incorporated into this Statement of Additional Information by reference to American International Group's Annual Report on Form 10-K filed on February 23, 2012, for the year ended December 31, 2011, have been so incorporated in reliance upon the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.



     The consolidated financial statements of AIA Group Limited incorporated into this Statement of Additional Information by reference to American International Group's Amendment No. 1 on Form 10-K/A have been so incorporated in reliance upon the report of PricewaterhouseCoopers, independent accountants, given on the authority of said firm as experts in auditing and accounting.



American International Group, Inc. does not underwrite any annuity contracts referenced herein.


                              FINANCIAL STATEMENTS

The financial statements of AGL should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts, which include death benefits, and its assumption of the mortality and expense risks.

You should only consider the statutory financial statements of American Home that we include in this SAI as bearing on the ability of American Home, as guarantor, to meet its obligations under the guarantee with respect to contracts with a date of issue of December 29, 2006 or earlier.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                  INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                                        PAGE
                                                                                       NUMBERS
                                                                                       -------

Report of Independent Registered Public Accounting Firm...............................    1

Consolidated Balance Sheets - December 31, 2011 and 2010.............................. 2 to 3

Consolidated Statements of Income (Loss) - Years Ended December 31, 2011, 2010
  and 2009............................................................................    4

Consolidated Statements of Comprehensive Income - Years Ended December 31, 2011, 2010
  and 2009............................................................................    5

Consolidated Statements of Equity - Years Ended December 31, 2011, 2010 and 2009......    6

Consolidated Statements of Cash Flows - Years Ended December 31, 2011, 2010
  and 2009............................................................................ 7 to 8

Notes to Consolidated Financial Statements............................................ 9 to 71

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of American General Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income (loss), of comprehensive income, of equity and of cash flows present fairly, in all material respects, the financial position of American General Life Insurance Company and its subsidiaries (the "Company"), an indirect, wholly owned subsidiary of American International Group, Inc., at December 31, 2011 and 2010, and the results of their operations and their cash flows for each of the three years in the period ended
December 31, 2011 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the consolidated financial statements, the Company changed the manner in which it accounts for other-than-temporary impairments of fixed maturity securities as of April 1, 2009, as well as the classification of non-controlling interests in partially owned consolidated subsidiaries as of January 1, 2009.

/S/ PRICEWATERHOUSECOOPERS LLP

Houston, Texas

April 25, 2012

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS



                                                                                          December 31,
                                                                                        -----------------
                                                                                          2011     2010
                                                                                        -------- --------
                                                                                          (In Millions)
ASSETS
Investments:
   Fixed maturity securities, available for sale, at fair value
       (amortized cost: 2011--$61,915; 2010--$52,299).................................. $ 67,802 $ 55,623
   Fixed maturity securities, trading, at fair value...................................      509      499
   Hybrid securities, at fair value
       (cost: 2011--$25; 2010--$1).....................................................       25        1
   Equity securities, available for sale, at fair value
       (cost: 2011--$34; 2010--$38)....................................................       69       68
   Equity securities, trading, at fair value...........................................       --        1
   Mortgage and other loans receivable
       (net of allowance: 2011--$126; 2010--$190)......................................    6,282    6,089
   Policy loans........................................................................    1,718    1,775
   Investment real estate
       (net of accumulated depreciation of: 2011--$157; 2010--$150)....................      166       80
   Partnerships and other invested assets..............................................    3,418    3,132
   Aircraft
       (net of accumulated depreciation and impairment of: 2011--$527; 2010--$418).....      540      687
   Short-term investments (portion measured at fair value: 2011--$258; 2010--$3,770)...      622    7,108
   Derivative assets, at fair value....................................................       64       55
                                                                                        -------- --------
Total investments......................................................................   81,215   75,118

Cash...................................................................................      144      114
Restricted cash........................................................................       44       46
Investment in AIG
       (cost: 2011--$10; 2010--$10)....................................................        3        6
Accrued investment income..............................................................      908      837
Amounts due from related parties.......................................................       33       37
Reinsurance receivables................................................................    1,084    1,107
Deferred policy acquisition costs and value of business acquired.......................    5,163    5,587
Deferred sales inducements.............................................................      221      218
Other assets...........................................................................      327      344
Separate account assets, at fair value.................................................   26,061   27,359
                                                                                        -------- --------
TOTAL ASSETS                                                                            $115,203 $110,773
                                                                                        ======== ========

          See accompanying notes to consolidated financial statements

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                    CONSOLIDATED BALANCE SHEETS (Continued)



                                                                             December 31,
                                                                          -----------------
                                                                            2011     2010
                                                                          -------- --------
                                                                            (In Millions,
                                                                          except share data)
LIABILITIES AND EQUITY
Liabilities:
   Future policy benefits................................................ $ 16,726 $ 15,139
   Policyholder contract deposits........................................   50,253   47,921
   Policy claims and benefits payable....................................      483      410
   Other policyholders' funds............................................    1,905    1,947
   Income taxes payable to parent........................................    2,540    2,075
   Amounts due to related parties........................................      138      425
   Derivative liabilities, at fair value.................................       39       94
   Other liabilities.....................................................    1,025    1,064
   Separate account liabilities..........................................   26,061   27,359
                                                                          -------- --------
TOTAL LIABILITIES                                                           99,170   96,434
                                                                          -------- --------

COMMITMENTS AND CONTINGENT LIABILITIES (SEE NOTE 11)

AMERICAN GENERAL LIFE INSURANCE SHAREHOLDER'S EQUITY:
   Preferred stock, $100 par value, 8,500 shares authorized, issued and
     outstanding.........................................................        1        1
   Common stock, $10 par value, 600,000 shares authorized, issued and
     outstanding.........................................................        6        6
   Additional paid-in capital............................................   12,896   13,201
   Retained earnings (accumulated deficit)...............................       --   (1,105)
   Accumulated other comprehensive income................................    3,026    2,103
                                                                          -------- --------
TOTAL AMERICAN GENERAL LIFE INSURANCE SHAREHOLDER'S EQUITY...............   15,929   14,206
                                                                          -------- --------
NONCONTROLLING INTERESTS.................................................      104      133
                                                                          -------- --------
TOTAL EQUITY.............................................................   16,033   14,339
                                                                          -------- --------
TOTAL LIABILITIES AND EQUITY............................................. $115,203 $110,773
                                                                          ======== ========

          See accompanying notes to consolidated financial statements

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                   CONSOLIDATED STATEMENTS OF INCOME (LOSS)



                                                                                       Years ended December 31,
                                                                                       -----------------------
                                                                                        2011    2010     2009
                                                                                       ------  ------  -------
                                                                                            (In Millions)
REVENUES:
   Premiums and other considerations.................................................. $1,032  $1,029  $ 1,038
   Net investment income..............................................................  4,279   4,589    3,841
   Net realized investment gains (losses):
       Total other-than-temporary impairments on available for sale securities........   (193)   (443)    (901)
       Portion of other-than-temporary impairments on available for sale fixed
         maturity securities recognized in accumulated other comprehensive income.....    (40)    (48)    (196)
                                                                                       ------  ------  -------
       Net other-than-temporary impairments on available for sale securities
         recognized in net income (loss)..............................................   (233)   (491)  (1,097)
       Other realized investment gains (losses).......................................    629     321     (161)
                                                                                       ------  ------  -------
          Total net realized investment gains (losses)................................    396    (170)  (1,258)
   Insurance charges..................................................................    895     962    1,067
   Other..............................................................................    778     775      585
                                                                                       ------  ------  -------
TOTAL REVENUES........................................................................  7,380   7,185    5,273
                                                                                       ------  ------  -------
BENEFITS AND EXPENSES:
   Policyholder benefits..............................................................  2,561   2,419    2,210
   Interest credited on policyholder contract deposits................................  1,856   1,860    1,843
   Amortization of deferred policy acquisition costs and value of business acquired...    608     642      517
   Amortization of deferred sales inducements.........................................     23      17       13
   General and administrative expenses, net of deferrals..............................    517     519      535
   Commissions, net of deferrals......................................................    159     153      150
                                                                                       ------  ------  -------
TOTAL BENEFITS AND EXPENSES...........................................................  5,724   5,610    5,268
                                                                                       ------  ------  -------
INCOME BEFORE INCOME TAX EXPENSE (BENEFIT)............................................  1,656   1,575        5
INCOME TAX EXPENSE (BENEFIT):
   Current............................................................................   (196)    153      (14)
   Deferred...........................................................................    198    (561)     205
                                                                                       ------  ------  -------
TOTAL INCOME TAX EXPENSE (BENEFIT)....................................................      2    (408)     191
                                                                                       ------  ------  -------
NET INCOME (LOSS).....................................................................  1,654   1,983     (186)
LESS: NET INCOME (LOSS) ATTRIBUTABLE TO NONCONTROLLING INTERESTS......................    (29)      2       (6)
                                                                                       ------  ------  -------
NET INCOME (LOSS) ATTRIBUTABLE TO AMERICAN GENERAL LIFE INSURANCE..................... $1,683  $1,981  $  (180)
                                                                                       ======  ======  =======

          See accompanying notes to consolidated financial statements

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME


                                                                                                 Years ended December 31,
                                                                                                 ------------------------
                                                                                                  2011     2010     2009
                                                                                                 ------  -------  -------
                                                                                                       (In Millions)
NET INCOME (LOSS)                                                                                $1,654  $ 1,983  $  (186)

OTHER COMPREHENSIVE INCOME:

   Net unrealized gains of fixed maturity investments on which other-than-temporary credit
     impairments were taken--net of reclassification adjustments................................    168      278      538
   Deferred income tax expense on above changes.................................................    (59)     (97)    (191)

   Net unrealized gains on all other invested assets arising during the current period--net of
     reclassification adjustments...............................................................  2,521    2,806    5,389
   Deferred income tax expense on above changes.................................................   (896)  (1,015)  (1,858)

   Adjustment to deferred policy acquisition costs and deferred sales inducements...............   (329)    (536)    (637)
   Deferred income tax benefit on above changes.................................................    115      187      223

   Insurance loss recognition...................................................................   (911)      --       --
   Deferred income tax benefit on above changes.................................................    319       --       --

   Foreign currency translation adjustments.....................................................     (7)      (1)       5
   Deferred income tax (expense) benefit on above changes.......................................      2       --       (2)
                                                                                                 ------  -------  -------
OTHER COMPREHENSIVE INCOME......................................................................    923    1,622    3,467
                                                                                                 ------  -------  -------
COMPREHENSIVE INCOME............................................................................  2,577    3,605    3,281
COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO NONCONTROLLING INTERESTS............................    (29)       2       (6)
                                                                                                 ------  -------  -------
COMPREHENSIVE INCOME ATTRIBUTABLE TO AMERICAN GENERAL LIFE INSURANCE............................ $2,606  $ 3,603  $ 3,287
                                                                                                 ======  =======  =======

          See accompanying notes to consolidated financial statements

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF EQUITY


                                                                        Years ended December 31,
                                                                       -------------------------
                                                                         2011     2010     2009
                                                                       -------  -------  -------
                                                                             (In Millions)
PREFERRED STOCK:
   Balance at beginning and end of year............................... $     1  $     1  $     1
COMMON STOCK:
   Balance at beginning and end of year...............................       6        6        6
ADDITIONAL PAID-IN CAPITAL:
   Balance at beginning of year.......................................  13,201   13,199   11,941
       Capital contributions from Parent (see Note 12)................      10        2    1,286
       Return of capital..............................................    (315)      --       --
       Other..........................................................      --       --      (28)
                                                                       -------  -------  -------
   Balance at end of year.............................................  12,896   13,201   13,199
                                                                       -------  -------  -------
ACCUMULATED DEFICIT:
   Balance at beginning of year.......................................  (1,105)  (3,087)  (5,285)
       Cumulative effect of accounting change, net of tax.............      --        1    2,378
       Net income (loss) attributable to AGL..........................   1,683    1,981     (180)
       Dividends......................................................    (587)      --       --
       Other..........................................................       9       --       --
                                                                       -------  -------  -------
   Balance at end of year.............................................      --   (1,105)  (3,087)
                                                                       -------  -------  -------
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS):
   Balance at beginning of year.......................................   2,103      481   (1,343)
       Cumulative effect of accounting change, net of tax.............      --       --   (1,643)
       Other comprehensive income.....................................     923    1,622    3,467
                                                                       -------  -------  -------
   Balance at end of year.............................................   3,026    2,103      481
                                                                       -------  -------  -------
TOTAL AMERICAN GENERAL LIFE INSURANCE SHAREHOLDER'S EQUITY............  15,929   14,206   10,600
                                                                       -------  -------  -------
NONCONTROLLING INTERESTS:
   Balance at beginning of year.......................................     133      131      137
       Net income (loss) attributable to noncontrolling interests.....     (29)       2       (6)
                                                                       -------  -------  -------
   Balance at end of year.............................................     104      133      131
                                                                       -------  -------  -------
TOTAL EQUITY.......................................................... $16,033  $14,339  $10,731
                                                                       =======  =======  =======

          See accompanying notes to consolidated financial statements

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS


                                                                                    Years ended December 31,
                                                                                  ---------------------------
                                                                                    2011      2010      2009
                                                                                  --------  --------  -------
                                                                                         (In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)................................................................ $  1,654  $  1,983  $  (186)
ADJUSTMENTS TO RECONCILE NET INCOME (LOSS) TO NET CASH PROVIDED BY
  OPERATING ACTIVITIES:
Interest credited to policyholder account balances...............................    1,856     1,860    1,843
Fees charged for policyholder contract deposits..................................     (859)     (835)    (917)
Amortization of deferred policy acquisition costs and value of business acquired.      608       642      539
Amortization of deferred sales inducements.......................................       23        17       13
Net realized investment (gains) losses...........................................     (469)      183    1,249
Equity in (income) loss of partnerships and other invested assets................     (103)     (159)     168
Depreciation and amortization....................................................       25        28       31
Amortization (accretion) of net premium/discount on investments..................     (391)     (583)    (329)
Provision for deferred income taxes..............................................      205      (623)     (14)
Unrealized (gains) losses in earnings--net.......................................       (5)     (193)       3
Capitalized interest.............................................................      (92)     (102)    (112)
CHANGE IN:
   Trading securities, at fair value.............................................        8        38       30
   Hybrid securities, at fair value..............................................      (16)       54      (43)
   Accrued investment income.....................................................      (71)      (71)     (18)
   Amounts due to/from related parties...........................................     (229)      283      (33)
   Reinsurance receivables.......................................................       23       (12)      (3)
   Deferral of deferred policy acquisition costs and value of business acquired..     (497)     (423)    (497)
   Deferral of sales inducements.................................................       (8)       (6)     (12)
   Income taxes currently receivable/payable.....................................     (266)      169      211
   Other assets..................................................................        5        11       23
   Future policy benefits........................................................      763       562      391
   Other policyholders' funds....................................................      (41)      (71)      45
   Other liabilities.............................................................      (36)     (293)     176
Other, net.......................................................................      (38)       72      (24)
                                                                                  --------  --------  -------
       NET CASH PROVIDED BY OPERATING ACTIVITIES.................................    2,049     2,531    2,534
                                                                                  --------  --------  -------
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of:
   Fixed maturity securities, available for sale.................................  (18,773)  (11,505)  (7,785)
   Fixed maturity securities, trading............................................       --       (23)      --
   Equity securities.............................................................       (1)       (4)      (1)
   Mortgage and other loans......................................................     (630)     (235)    (178)
   Other investments, excluding short-term investments...........................   (2,925)   (4,493)  (3,182)
Sales of:
   Fixed maturity securities, available for sale.................................    5,629     6,224    4,621
   Equity securities.............................................................       55        69       22
   Other investments, excluding short-term investments...........................    2,564     3,763    2,934
Redemptions and maturities of:
   Fixed maturity securities, available for sale.................................    4,363     2,510    1,878
   Mortgage and other loans......................................................      390       426      399
   Other investments, excluding short-term investments...........................      315       394      784
Purchases of property, equipment and software....................................      (14)      (17)      (5)
Sales of property, equipment and software........................................        1        --        2
Change in short-term investments.................................................    6,565      (517)  (3,387)
                                                                                  --------  --------  -------
       NET CASH USED IN INVESTING ACTIVITIES..................................... $ (2,461) $ (3,408) $(3,898)
                                                                                  --------  --------  -------

          See accompanying notes to consolidated financial statements

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
               CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)


                                                               Years ended December 31,
                                                              -------------------------
                                                                2011     2010     2009
                                                              -------  -------  -------
                                                                    (In Millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account deposits................................ $ 4,594  $ 4,369  $ 4,601
Policyholder account withdrawals.............................  (3,600)  (3,990)  (5,257)
Net exchanges to/(from) separate accounts....................     627      599      714
Claims and annuity payments..................................    (307)    (175)     (98)
Cash overdrafts..............................................      30       67       (2)
Cash capital contribution....................................      --       --    1,280
Return of capital............................................    (315)      --       --
Dividend paid to Parent Company..............................    (587)      --       --
                                                              -------  -------  -------
   NET CASH PROVIDED BY FINANCING ACTIVITIES.................     442      870    1,238
                                                              -------  -------  -------

INCREASE (DECREASE) IN CASH..................................      30       (7)    (126)
CASH AT BEGINNING OF PERIOD..................................     114      121      247
                                                              -------  -------  -------
CASH AT END OF PERIOD........................................ $   144  $   114  $   121
                                                              =======  =======  =======

SUPPLEMENTAL CASH FLOW INFORMATION

Income taxes (received) paid................................. $    62  $    45  $    (3)
Interest (received) paid..................................... $    --  $    --  $    44

Non-cash activity:
Sales inducements credited to policyholder contract deposits. $    33  $    37  $    43
Other various non-cash contributions......................... $    10  $     2  $     6

          See accompanying notes to consolidated financial statements

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

American General Life Insurance Company ("AGL" or the "Company"), including its wholly owned subsidiaries, is a wholly owned subsidiary of AGC Life Insurance Company ("AGC Life" or the "Parent"), which is in turn an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG").

The Company is a leading provider of individual term and universal life insurance solutions to middle-income and high-net-worth customers. Primary products include term, universal and whole life insurance, accident and health insurance, fixed and indexed deferred annuities, fixed payout annuities, private placement variable annuities, structured settlements, terminal funding, corporate-owned life insurance, bank-owned life insurance and group benefits. The Company distributes its products through Matrix Direct and various independent marketing organizations, independent and career insurance agents, structured settlement brokers, benefit consultants and direct-to-consumer platforms. The Company, through its subsidiaries Integra Business Processing Solutions, Inc. ("Integra"), AIG Enterprise Services ("AIGES"), and AGL's wholly owned broker-dealer subsidiary American General Equity Services Corporation ("AGESC"), also provides support services to certain affiliated insurance companies. The financial results of The Variable Annuity Life Insurance Company ("VALIC"), a wholly owned subsidiary of the Company, are also included in these consolidated financial statements. VALIC is a leading provider of defined contribution retirement savings plans sponsored by education, not-for-profit and government organizations. Primary products include fixed and variable group annuities, and group mutual funds. VALIC also offers group administrative and compliance services, and individual annuity and mutual fund products. VALIC utilizes career and independent financial advisors to provide enrollment support and comprehensive financial planning services. VALIC is licensed in 50 states and the District of Columbia.

The operations of the Company are influenced by many factors, including general economic conditions, financial condition of AIG, monetary and fiscal policies of the federal government and policies of state and other regulatory authorities. The level of sales of the Company's insurance and financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing products. The Company is exposed to the risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risks. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration and cash flows of its assets and liabilities, monitoring and limiting prepayments and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, engaging in a disciplined process of underwriting, and reviewing and monitoring credit risk. The Company also is exposed to market risk, policyholder behavior risk and mortality/longevity risk. Market volatility may result in increased risks related to death and living guaranteed benefits on the variable annuity products, as well as reduced fee income on variable product assets held in separate accounts. These guaranteed benefits are sensitive to equity market conditions.

Effective December 31, 2011, American General Life Companies ("AGLC"), a subsidiary of AGL, merged with AGL, the surviving entity. The merger represented a transaction between entities under common control. Assets and liabilities transferred between entities under common control are accounted for at historical cost. The accompanying consolidated financial statements include the financial position, operating results and cash flows of AGLC for all periods presented.

On July 31, 2009, pursuant to a Stock Purchase Agreement dated June 12, 2009 and a Plan of Reorganization dated July 9, 2009, the Company entered into an affiliated transaction in which it purchased 100 percent of the outstanding stock of Pacific Union Assurance Company ("PACU"), a California domestic insurer, from its parent, Philippine American Life and General Insurance Company at a price of $22 million, representing the net book value of PACU. Effective December 31, 2009, PACU merged with AGL, the surviving entity.

In November 2009, AGL entered into an affiliated transaction in which it acquired 100 percent of the outstanding common stock of AIG Business Processing Services Inc. ("BPSI") from AIG Global Services Inc. at a price of $7 million, which represents the net book value of BPSI as of November 30, 2009. On December 12, 2009, BPSI was renamed Integra.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The Company's acquisitions of PACU and Integra from other affiliates represented transactions between entities under common control. Assets, liabilities, and equity transferred between entities under common control are accounted for at historical cost, while the aggregate purchase price represented a capital transaction that reduced additional paid-in capital by approximately $28 million. The accompanying consolidated financial statements include the financial position, operating results and cash flows of PACU and Integra for all periods presented.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PREPARATION OF FINANCIAL STATEMENTS

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and include the accounts of the Company, including its wholly owned subsidiaries and a variable interest entity ("VIE") in which the Company has a partial ownership interest. All significant intercompany accounts and transactions are eliminated in consolidation. Certain prior period items have been reclassified to conform to the current period's presentation.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires the application of accounting policies that often involve a significant degree of judgment. The Company considers that its accounting policies that are most dependent on the application of estimates and assumptions are those relating to items considered by management in the determination of:

    .  future policy benefits for life and accident and health contracts;

    .  policyholder contract deposits;

    .  recoverability of deferred policy acquisition costs ("DAC");

    .  estimated gross profits ("EGPs") for investment-oriented products;

    .  other-than-temporary impairments;

    . estimates with respect to income taxes, including recoverability of deferred tax assets; and

    . fair value measurements of certain financial assets and liabilities, including the Company's economic interest in Maiden Lane II LLC ("ML II"), a Delaware limited liability company whose sole member is the Federal Reserve Bank of New York ("New York Fed"). See Note 3 herein.

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, the Company's consolidated financial condition, results of operations and cash flows could be materially affected.

OUT OF PERIOD ADJUSTMENTS

In 2011, the Company recorded the net effect of certain out of period adjustments which decreased pretax income for 2011 by $23 million. The out of period adjustments are primarily related to valuation system or administration system related coding errors which caused calculated reserves to be either overstated or understated.

In 2010, the Company recorded out of period adjustments primarily related to the effect of recording corrections to the valuation system extracts associated with a block of deferred annuities and accounting for restricted participating dividends for certain life insurance policies.

The Company evaluated these errors taking into account both qualitative and quantitative factors and considered the impact of these errors to 2011 and 2010, as well as the materiality to the periods in which they originated.

Management believes these errors are not material to the accompanying financial statements.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


CONSOLIDATION OF VARIABLE INTEREST ENTITY

On September 23, 2003, the Company purchased 68.0 percent of the non-voting preferred equity issued by Castle 2003-1 Trust ("Castle 1 Trust"), a Delaware statutory trust established on July 31, 2003 (see Notes 6 and 14). The business of Castle 1 Trust and its wholly owned subsidiaries is limited to acquiring, owning, leasing, maintaining, operating and selling a portfolio of commercial jet aircraft. The accounts of Castle 1 Trust have been included in these consolidated financial statements.

INSURANCE CONTRACTS

The insurance contracts accounted for in these consolidated financial statements include primarily long-duration contracts. Long-duration contracts include traditional whole life, limited payment, endowment, guaranteed renewable term life, participating life, universal life, variable universal life and investment contracts. Long-duration contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period; however, most contracts issued in the future by the Company allow the insurer to revise certain elements used in determining premium rates or policy benefits, subject to guarantees stated in the contracts.

INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

Fixed maturity and equity securities classified as available-for-sale are carried at fair value. Unrealized gains and losses, net of deferred taxes and an adjustment to DAC and deferred sales inducements, are recorded as a separate component of accumulated other comprehensive income (loss), within shareholder's equity. Realized gains and losses on the sale of investments are recognized in income at the date of sale and are determined by using the specific cost identification method.

Interest on fixed maturity securities is recorded as income when earned and is adjusted for any amortization of premium or accretion of discount. Premiums and discounts arising from the purchase of bonds classified as available for sale are treated as yield adjustments over their estimated holding periods, until maturity, or call date, if applicable. Dividend income on equity securities is generally recognized as income on the ex-dividend date.

The Company may elect to measure any hybrid financial instrument at fair value, with changes in fair value recognized in net investment income, if the hybrid instrument contains an embedded derivative that would otherwise be required to be bifurcated and accounted for separately. The election to measure the hybrid instrument at fair value is made on an instrument-by-instrument basis at the acquisition or issuance date and is irrevocable.

Fixed maturity and equity securities classified as trading securities are carried at fair value. Trading securities include the Company's economic interest in ML II, which is carried at fair value. For discussion on ML II, see Notes 3 and 4. Realized and unrealized gains and losses on trading securities are reported in net investment income.

EVALUATING INVESTMENTS FOR OTHER-THAN-TEMPORARY IMPAIRMENTS

On April 1, 2009, the Company adopted prospectively an accounting standard addressing the evaluation of fixed maturity securities for other-than-temporary impairments. These requirements have significantly altered the Company's policies and procedures for determining impairment charges recognized through earnings. The standard requires a company to recognize the credit component (a credit impairment) of an other-than-temporary impairment of a fixed maturity security in earnings and the non-credit component in accumulated other comprehensive income (loss) when the company does not intend to sell the security or it is more likely than not that the company will not be required to sell the security prior to recovery. The standard also changes the threshold for determining when an other-than-temporary impairment has occurred on a fixed maturity security with respect to intent and ability to hold the security until recovery and requires additional disclosures. A credit impairment, which is recognized in earnings when it occurs, is the difference between the amortized cost of the fixed maturity security and the estimated present value of cash flows expected to be collected ("recovery value"), as determined by management. The difference between fair value and amortized cost that is not related to a credit impairment is recognized as a separate

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

component of accumulated other comprehensive income (loss). The Company refers to both credit impairments and impairments recognized as a result of intent to sell as "impairment charges." The impairment model for equity securities was not affected by the standard.

IMPAIRMENT POLICY -- EFFECTIVE APRIL 1, 2009 AND THEREAFTER

FIXED MATURITY SECURITIES

If the Company intends to sell a fixed maturity security or it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis and the fair value of the security is below amortized cost, an other-than-temporary impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to earnings.

For all other fixed maturity securities for which a credit impairment has occurred, the amortized cost is written down to the estimated recovery value with a corresponding charge to earnings. Changes in fair value compared to recovery value, if any, are charged to unrealized appreciation (depreciation) of fixed maturity investments on which other-than-temporary credit impairments are taken (a component of accumulated other comprehensive income (loss)).

When assessing the Company's intent to sell a fixed maturity security, or whether it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis, management evaluates relevant facts and circumstances including, but not limited to, decisions to reposition the Company's investment portfolio, sales of securities to meet cash flow needs and sales of securities to take advantage of favorable pricing.

The Company considers severe price declines in its assessment of potential credit impairments. The Company may also modify its modeled outputs for certain securities when it determines that price declines are indicative of factors not comprehended by the cash flow models.

In periods subsequent to the recognition of an other-than-temporary impairment charge for available for sale fixed maturity securities that are not foreign exchange related, the Company generally prospectively accretes into earnings the difference between the new amortized cost and the expected undiscounted recovery value over the remaining expected holding period of the security.

In assessing whether a credit impairment has occurred for a structured fixed maturity security (e.g. residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS"), collateralized debt obligations ("CDO"), asset backed securities ("ABS")), the Company performs evaluations of expected future cash flows. Certain critical assumptions are made with respect to the performance of the securities.

When estimating future cash flows for a structured fixed maturity security, management considers historical performance of underlying assets and available market information as well as bond-specific structural considerations, such as credit enhancement and priority of payment structure of the security. In addition, the process of estimating future cash flows includes, but is not limited to, the following critical inputs, which vary by asset class:

    .  Current delinquency rates;

    .  Expected default rates and the timing of such defaults;

    .  Loss severity and the timing of any recovery; and

    .  Expected prepayment speeds.

For corporate, municipal and sovereign fixed maturity securities determined to be credit impaired, management considers the fair value as the recovery value when available information does not indicate that another value is more relevant or reliable. When management identifies information that supports a recovery value other than the fair value, the determination of a recovery value considers scenarios specific to the issuer and the security, and may be

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

based upon estimates of outcomes of corporate restructurings, political and macroeconomic factors, stability and financial strength of the issuer, the value of any secondary sources of repayment and the disposition of assets.

EQUITY SECURITIES

The impairment model for equity securities and other cost and equity method investments was not affected by the adoption of the accounting standard related to other-than-temporary impairments in the second quarter of 2009. The Company continues to evaluate its available for sale equity securities, equity method and cost method investments for impairment by considering such securities as candidates for other-than-temporary impairment if they meet any of the following criteria:

    . The security has traded at a significant (25 percent or more) discount to cost for an extended period of time (nine consecutive months or longer);

    . A discrete credit event has occurred resulting in (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for court-supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

    . The Company has concluded that it may not realize a full recovery on its investment, regardless of the occurrence of one of the foregoing events.

The determination that an equity security is other-than-temporarily impaired requires the judgment of management and consideration of the fundamental condition of the issuer, its near-term prospects and all the relevant facts and circumstances. The above criteria also consider circumstances of a rapid and severe market valuation decline in which the Company could not reasonably assert that the impairment period would be temporary (severity losses).

MORTGAGE AND OTHER LOANS RECEIVABLE

Mortgage and other loans receivable includes mortgage loans on real estate (net of related collateral), commercial loans and guaranteed loans. Mortgage loans are classified as loans held for investment or loans held for sale.

Loans classified as "held for investment" are those that the Company has the intent and ability to hold for the foreseeable future, or until maturity or payoff. Mortgage loans held for investment are carried at unpaid principal balances less valuation allowances and deferred fees or expenses and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on such loans is accrued as earned. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income in the consolidated statements of income (loss). Non-refundable loan origination fees and certain incremental direct origination costs are offset and the resulting net amount is deferred and amortized in net investment income over the life of the related loan as an adjustment of the loan's yield. Loan commitment fees are generally deferred and recognized in net investment income as an adjustment of yield over the related life of the loan or upon expiration of the commitment if the commitment expires unexercised.

The Company does not currently hold any loans classified as held for sale.

Impairment of mortgage and other loans receivable is based on certain risk factors, including past due status. For commercial mortgages in particular, risk factors evaluated in monitoring credit quality also include debt service coverage ratio, loan-to-value or the ratio of the loan balance to the estimated value of the property, property occupancy, profile of the borrower and major property tenants, economic trends in the market where the property is located, and condition of the property. Mortgage and other loans receivable are considered impaired when collection of all amounts due under contractual terms is not probable. This impairment is generally measured based on the present value of expected future cash flows discounted at the loan's effective interest rate subject to the fair value of underlying collateral. Interest income on such impaired loans is recognized as cash is received.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


POLICY LOANS

Policy loans are carried at unpaid principal amount. There is no allowance for policy loans because these loans serve to reduce the death benefit paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

INVESTMENT REAL ESTATE

Real estate is classified as held for investment or available for sale, based on management's intent. Real estate held for investment is carried at cost, less accumulated depreciation and impairment write-downs. Properties acquired through foreclosure and held for sale are carried at the lower of its carrying amount or fair value less estimated costs to sell the property.

The Company's investments in real estate are periodically evaluated for recoverability whenever changes in circumstances indicate the carrying amount of an asset may be impaired. When impairment indicators are present, the Company compares expected investment cash flows to carrying value. When the expected cash flows are less than the carrying value, the investments are written down to fair value with a corresponding charge to earnings.

PARTNERSHIPS AND OTHER INVESTED ASSETS

Partnerships in which AIG holds less than a five percent interest are carried at fair value and the change in fair value is recognized as a component of accumulated other comprehensive income (loss). With respect to partnerships in which AIG holds in the aggregate a five percent or greater interest or less than five percent interest but in which AIG has more than a minor influence over the operations of the investee, the Company's carrying value is its share of the net asset value of the partnerships. The changes in such net asset values, accounted for under the equity method, are recorded in earnings through net investment income. In applying the equity method of accounting, the Company consistently uses the most recently available financial information provided by the general partner or manager of each of these investments, which is generally one to three months prior to the end of the Company's reporting period. The financial statements of these investees are generally audited annually.

The Company's partnership investments are evaluated for impairment consistent with the evaluation of equity securities for impairments as discussed above. Such evaluation considers market conditions, events and volatility that may impact the recoverability of the underlying investments within these partnerships and is based on the nature of the underlying investments and specific inherent risks. Such risks may evolve based on the nature of the underlying investments.

Other invested assets include preferred equity investments in partially owned companies. Generally, the equity method of accounting is used for the Company's investment in companies in which the Company's ownership interest approximates 20 percent but is not greater than 50 percent. At December 31, 2011 and 2010, the Company's investments in partially owned companies included its 38.7 percent interest in the non-voting preferred equity of Castle 2003-2 Trust ("Castle 2 Trust"; see Note 14).

AIRCRAFT

Aircraft owned by Castle 1 Trust are recorded at cost (adjusted for any impairment charges), net of accumulated depreciation. Depreciation is generally computed on a straight-line basis to a residual value of approximately 15 percent of the cost of the asset over its estimated useful life of 25 years. Certain major additions and modifications to aircraft may be capitalized. The residual value estimates are reviewed periodically to ensure continued appropriateness. Aircraft are periodically reviewed for impairment and an impairment loss is recorded when the estimate of undiscounted future cash flows expected to be generated by the aircraft is less than its carrying value (net book value).

SHORT-TERM INVESTMENTS

Short-term investments include interest-bearing money market funds, investment pools, and other investments with original maturities within one year from the date of purchase.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


DERIVATIVE FINANCIAL INSTRUMENTS

The Company takes positions from time to time in certain derivative financial instruments in order to mitigate or hedge the impact of changes in interest rates, foreign currencies and equity markets on cash flows from investment income, policyholder liabilities and equity. Financial instruments used by the Company for such purposes include interest rate swaps, foreign currency swaps, index options (long and short positions) and futures contracts (short positions on U.S. treasury notes and U.S. long bonds). The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments.

The Company issues equity-indexed universal life and annuity products, which contain embedded derivatives associated with guarantees tied to certain indices. The Company purchases call options from the S&P 500 Index, the Dow Jones EURO STOXX 50, Nikkei 225 Index and the Hang Seng Index to offset the increase in its liabilities resulting from the indexed features of these products. With the exception of premiums required for the purchase of publicly-traded or over-the-counter traded options and futures, derivatives contracts purchased by the Company require no up-front cash payment and provide for net settlement.

The Company believes its hedging activities have been and remain economically effective, but do not currently qualify for hedge accounting. The Company carries all derivatives, with the exception of bifurcated embedded derivatives, at fair value in the consolidated balance sheets as derivative assets or derivative liabilities. The fair value of the bifurcated embedded derivatives is reflected in policyholder contract deposits in the consolidated balance sheets. Changes in the fair value of all derivatives are reported as part of net realized investment gains and losses in the consolidated statements of income (loss). See Notes 3 and 5 for additional disclosures.

CASH

Cash represents cash on hand and non-interest bearing demand deposits.

RESTRICTED CASH

Castle 1 Trust maintains various restricted cash accounts, primarily lessee-funded accounts, which are not available for general use. Restricted cash consists of security deposits from lessees and swap collateral from the swap counterparty that are required to be segregated from other funds.

DEFERRED POLICY ACQUISITION COSTS, VALUE OF BUSINESS ACQUIRED ("VOBA") AND DEFERRED SALES INDUCEMENTS

Policy acquisition costs of writing an insurance policy, including commissions, underwriting, and certain marketing expenses, are deferred and reported as DAC. The costs assigned to certain insurance contracts in force at January 31, 1995, the date of American General Corporation's ("AGC") acquisition of The Franklin Life Insurance Company, is reported as VOBA.

Policy acquisition costs for traditional life and accident and health insurance products are generally deferred and amortized, with interest, over the premium paying period. Policy acquisition costs and policy issuance costs related to universal life, and investment-type products (investment-oriented products) are deferred and amortized, with interest, in relation to the incidence of EGPs to be realized over the estimated lives of the contracts. EGPs are based on management's best estimates and are composed of net interest income, net realized investment gains and losses, fees, surrender charges, expenses, and mortality gains and losses. If management's assumptions underlying the EGPs change significantly, DAC is recalculated using the new assumptions. Any resulting adjustment is included in income as an adjustment to DAC. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the current and projected future profitability of the underlying insurance contracts.

DAC for investment-oriented products is also adjusted with respect to EGPs as a result of changes in the net unrealized gains or losses on fixed maturity and equity securities available for sale. Because fixed maturity and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains (losses) on fixed maturity and equity securities available for sale that is credited or charged directly to accumulated other comprehensive income (loss).

VOBA is determined at the time of acquisition and is reported in the consolidated balance sheets with DAC. This value is based on the present value of future pre-tax profits discounted at yields applicable at the time of purchase. For participating life, traditional life and accident and health insurance products, VOBA is amortized over the life of the business similar to that for DAC based on the assumptions at purchase. For universal life, and investment-oriented products, VOBA is amortized in relation to the EGPs to date for each period. Similar to DAC, VOBA is adjusted for the impact of net unrealized gains (losses) on securities in the same manner as DAC and reported with the same financial statement line items.

With respect to the variable annuity contracts of VALIC, the Company uses a "reversion to the mean" methodology which allows the Company to maintain its long-term assumptions, while also giving consideration to the effect of deviations from these assumptions occurring in the current period. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary within the industry. Any resulting adjustment is included in income as an adjustment to DAC.

With respect to the Company's variable universal life policies and variable annuity products, the assumption for the long-term growth of the separate account assets used by the Company in the determination of DAC amortization is
8.3 percent and 8.5 percent, respectively.

The Company currently offers sales inducements, which may include enhanced crediting rates or bonus payments to policyholders on certain of its products. Sales inducements provided to the policyholder are recognized as part of the liability for policyholder contract deposits on the consolidated balance sheets. To qualify for such accounting treatment, the sales inducement must be explicitly identified in the contract at inception, and the Company must demonstrate that such amounts are incremental to amounts the Company credits on similar contracts without bonus interest, and are higher than the contracts expected ongoing crediting rates for periods after the bonus period. The cost of such sales inducements is deferred and amortized over the life of the policy using the same methodology and assumptions used to amortize DAC.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

The Company issues or has issued variable annuities and variable universal life contracts, for which the investment risk lies solely with the policyholder, except with respect to amounts invested in the fixed-rate account option and minimum guarantees made by the Company with respect to certain policies. The assets supporting the variable portion of variable annuities and variable universal life contracts are carried at fair value and reported as separate account assets with an equivalent liability in the consolidated balance sheets. Separate account assets are primarily shares in mutual funds, which are based on the quoted net asset value per share and are insulated from the Company's creditors. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to separate accounts are excluded from the consolidated statements of income (loss), comprehensive income and cash flows. The Company receives administrative fees and other fees for assuming mortality and certain expense risks. Such fees are included in other revenue in the consolidated statements of income (loss).

FUTURE POLICY BENEFITS

The liability for future policy benefits is established using assumptions described in Note 8 herein. Future policy benefits primarily include the reserves for traditional life and annuity payout contracts and are based on estimates of the cost of future policy benefits. Reserves for traditional life are determined using the net level premium method based on actuarial assumptions as to mortality, persistency, interest and expenses established at the policy issue date. Also included in future policy benefits is the liability for annuities issued in structured settlement arrangements whereby a claimant has agreed to settle a general insurance claim in exchange for fixed payments over a fixed determinable period of time with a life contingency feature. Structured settlement liabilities are presented on a discounted basis as the settled claims are fixed and determinable. Additionally, the future policy benefits include the liability for guaranteed minimum death benefit ("the GMDB"). A majority of the Company's variable annuity

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

products are issued with a death benefit feature which provides that, upon the death of a policyholder, the policyholder's beneficiary will receive the greater of (i) the policyholder's account value, or (ii) a guaranteed minimum benefit that varies by product and type of benefit elected by the policyholder. Depending on the product, the GMDB may equal the principal invested, adjusted for withdrawals. The GMDB has issue age and other restrictions to reduce mortality risk exposure. The Company bears the risk that death claims following a decline in the financial markets may exceed policyholder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

The Company provides reserves for future GMDB-related benefits. The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. Changes in liabilities for GMDB are included in policyholder benefits in the consolidated statements of income (loss). The Company regularly evaluates estimates used and adjusts the liability balance, with a related charge or credit to policyholder benefits, if actual experience or other evidence suggests that earlier assumptions should be revised.

Guaranteed minimum income benefits ("GMIB") is a feature the Company offered on certain variable annuity products intermittently from 1998 to 2006. If included in the contract, GMIB provides a minimum fixed annuity payment guarantee after a specified waiting period. The Company bears the risk that the performance of the financial markets will not be sufficient for accumulated contract holder account balances to support GMIB benefits and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

The GMIB liability is included as part of future policy benefits and determined each period end by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The GMIB liability is determined each period end by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the liability balance, with a related charge or credit to policyholder benefits, if actual experience or other evidence suggests that earlier assumptions should be revised. See Note 8 for additional disclosure.

POLICYHOLDER CONTRACT DEPOSITS

Policyholder contract deposits are recorded at accumulated value (deposits received and net transfers from separate accounts, plus accrued interest, less withdrawals and assessed fees). Deposits collected on non-traditional life insurance and annuity products, such as those sold by the Company, are not reflected as revenues in the Company's consolidated statements of income
(loss), as they are recorded directly to policyholder contract deposits upon receipt. Policyholder contract deposits also include the Company's liabilities for guaranteed minimum withdrawal benefit ("GMWB") accounted for as embedded derivatives at fair value. The changes in fair value of the liability for GMWB are reported in net realized investment gains (losses) in the consolidated statements of income (loss).

The variable annuities with a GMWB feature are primarily sold through VALIC. VALIC offers a GMWB feature on certain variable annuity products. If available and elected by the policyholder at time of issuance and depending on the provisions of the feature elected, this feature provides a guaranteed annual stream of income payments either for a specified period of time or for life, regardless of market performance. The amount of the guaranteed withdrawal stream is determined from a guaranteed benefit base amount that is dependent upon the specific feature elected. The Company bears the risk that protracted under-performance of the financial markets and/or better than expected longevity could result in higher GMWB benefits being higher than the underlying policyholder account balance and the risk that the fees collected under the contract are insufficient to cover the costs of the benefits to be provided.

There is a GMWB rider that is available on certain equity-indexed annuities which are sold through AGL. These products are annuities maintained in the general account. As long as no excess withdrawals are taken, the GMWB rider guarantees that the rider benefit amount withdrawals will be available for life and will never decrease, without the need to convert the contract into a payout annuity at the date of annuitization, even if the annuity value declines to zero. The rider benefit amount is based on a percentage of the contract's account value. That percentage is dependent on the attained age of the annuitant.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The fair value of the liabilities for GMWB requires significant management estimates and is based on the present value of expected benefits to be paid less the present value of fee income associated with the guarantees. The fair value estimate of the GMWB guarantees include unobservable inputs such as management's estimate of policyholder behavior as well as such observable inputs as swap curves and market calibrated implied volatility. The valuation technique used to measure the fair value of embedded derivatives was modified during 2008, primarily with respect to the development of long-dated equity volatility assumptions and the discount rates applied to certain projected benefit payments. The valuation technique used to measure the fair value of embedded derivatives was modified again in 2010, primarily to revise the non-performance risk adjustment to reflect a market participant's view of the Company's claims-paying ability. As a result, in 2010 the Company incorporated an additional spread to the swap curve used to value embedded policy derivatives.

Equity-indexed annuities and equity-indexed universal life contracts offer a guaranteed minimum interest rate plus a contingent return based on some internal or external equity index. This feature is accounted for in accordance with accounting standards for derivative instruments.

POLICY CLAIMS AND BENEFITS PAYABLE

Policy claims and benefits payable include amounts representing: (i) the actual in-force amounts for reported life claims and an estimate of incurred but not reported ("IBNR") claims; and (ii) an estimate, based upon prior experience, for accident and health reported and IBNR losses. The methods of making such estimates and establishing the resulting reserves are continually reviewed and updated and any adjustments are reflected in current period income.

The Company recorded an increase of approximately $65 million in the estimated reserves for IBNR death claims in 2011 in conjunction with the use of the Social Security Death Master File ("SSDMF") to identify potential claims not yet filed. Although the Company has enhanced its claims practices to include use of the SSDMF, it is possible that industry-wide regulatory inquiries, audits and other regulatory activity could result in the payment of additional death claims, additional escheatment of funds deemed abandoned under state laws, administrative penalties and interest.

OTHER POLICYHOLDERS' FUNDS

Included in other policyholders' funds are primarily unearned revenue reserves ("URR"), liabilities for dividends arising out of participating business, reserves for experience-rated group products and liabilities for policyholder premium deposit funds.

URR consists of front end loads on interest sensitive contracts, representing those policy loads that are non-level and typically higher in initial policy years than in later policy years. Front end loads for interest sensitive life insurance policies are generally deferred and amortized, with interest, in relation to the incidence of EGPs to be realized over the estimated lives of the contracts and are subject to the same adjustments due to changes in the assumptions underlying EGPs as DAC.

Liabilities for dividends arise from participating products issued by the Company. Participating products are those which share in the earnings of the company based on provisions within the insurance contracts sold. These dividends are declared annually by the Company's Board of Directors and may be paid in cash, or they may be applied to reduce future premiums or purchase additional benefits, or they may be left to accumulate with interest until a later date. In addition, certain participating whole life insurance contracts are subject to unique participating policyholder dividend requirements that are imposed by state law. As such, the Company establishes an additional liability because it is required by statute to return 90% of the profits from the contracts to the policyholders in the form of policyholder dividends which will be paid in the future but are not yet payable. The profits used in the liability calculation consist of discrete components for operating income, realized gains and losses and unrealized gains and losses pertaining to the policies and the assets supporting them. The impact of the unrealized gains and losses component is recorded through other comprehensive income.

Provisions for experience rating refunds arise from contractual obligations between the Company and the groups being insured. Periodic assessments of the experience of the insured groups are undertaken and the group

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

participates in the profits of the business, either through adjustments to premiums or through refunds from the liability for the refund.

Premium deposit funds represent a liability for premiums received in advance of their due dates. Such premiums are allowed to accumulate with interest until they are due, at which time the premiums are applied to the underlying policies.

PREMIUM RECOGNITION

Premiums for traditional life insurance products are recognized when due. For limited-payment contracts, net premiums are recorded as revenue. The difference between the gross received and the net premium is deferred and recognized as a change in policyholder benefits in the consolidated statements of income (loss).

Most receipts for annuities and interest-sensitive life insurance policies are classified as deposits instead of revenue. Revenues for these contracts consist of mortality, expense, and surrender charges and are included in insurance charges in the consolidated statements of income (loss). As discussed under "Other Policyholders' Funds" within this note, policy charges that compensate the Company for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortize DAC. Variable annuity and variable universal life fees and asset management fees are recorded as income in other revenue when earned. Net retained broker dealer commissions are recognized as income on a trade date basis.

Premiums on accident and health policies are reported as earned over the contract term. The portion of accident and health premiums which is not earned at the end of a reporting period is recorded as reserves for unearned premiums within future policy benefits in the consolidated balance sheets. The Company estimates and accrues group premiums due but not yet collected.

NET INVESTMENT INCOME

Net investment income represents income primarily from the following sources in the Company's operations:

    . Interest income and related expenses, including amortization of premiums and accretion of discounts on bonds with changes in the timing and the amount of expected principal and interest cash flows reflected in the yield, as applicable.

    . Dividend income from common and preferred stock and distributions from other investments.

    . Realized and unrealized gains and losses from investments in trading securities accounted for at fair value.

    . Earnings from private equity funds and hedge funds investments accounted for under the equity method.

    .  Interest income on mortgage, policy and other loans.

NET REALIZED INVESTMENT GAINS AND LOSSES

Net realized investment gains and losses are determined by specific identification. The net realized investment gains and losses are generated primarily from the following sources:

    . Sales of fixed maturity and equity securities (except trading securities accounted for at fair value), real estate, investments in private equity funds and hedge funds and other types of investments.

    . Reductions to the cost basis of fixed maturity and equity securities (except trading securities accounted for at fair value) and other invested assets for other-than-temporary impairments.

    .  Changes in fair value of derivative assets and liabilities.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


    .  Exchange gains and losses resulting from foreign currency transactions.

INCOME TAXES

Deferred taxes and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. An increase or decrease in a valuation allowance that results from a change in circumstances that causes a change in judgment about the realizability of the related deferred tax asset is included in income.

ACCOUNTING CHANGES

FUTURE APPLICATION OF ACCOUNTING STANDARDS

ACCOUNTING FOR COSTS ASSOCIATED WITH ACQUIRING OR RENEWING INSURANCE CONTRACTS

In October 2010, the Financial Accounting Standards Board ("FASB") issued an accounting standard that amends the accounting for costs incurred by insurance companies that can be capitalized in connection with acquiring or renewing insurance contracts. The standard amends how to determine whether the costs incurred in connection with the acquisition of new or renewal insurance contracts qualify as DAC. The standard is effective for interim and annual periods beginning on January 1, 2012 with early adoption permitted. Prospective or retrospective application is also permitted.

The Company will adopt the standard retrospectively on January 1, 2012. Upon adoption, retrospective application will result in a reduction to opening retained earnings for the earliest period presented and a decrease in the amount of capitalized costs in connection with the acquisition or renewal of insurance contracts because the Company will only defer costs that are incremental and directly related to the successful acquisition of new or renewal business.

As a result of adopting this standard at January 1, 2012, the Company expects a pre-tax reduction of DAC of approximately $1.5 billion and an after-tax decrease in the Company shareholder's equity of approximately $959 million, which consists of an increase in accumulated deficit of approximately $1.2 billion and an increase in accumulated other comprehensive income of $220 million at January 1, 2012. The retrospective adoption will favorably (unfavorably) affect income before income tax expense (benefit) by approximately $29 million, $(26) million and ($115) million for the years ended December 31, 2011, 2010, and 2009, respectively. The reduction in DAC is primarily due to lower deferrals associated with unsuccessful efforts as well as advertising costs included in DAC that no longer meet the criteria for deferral under the accounting standard.

RECONSIDERATION OF EFFECTIVE CONTROL FOR SECURED BORROWINGS

In April 2011, the FASB issued an accounting standard that amends the criteria used to determine effective control for repurchase agreements and other similar agreements such as securities lending transactions. The standard modifies the criteria for determining when these transactions would be accounted for as secured borrowings (i.e., financings) instead of sales of the securities.

The standard removes from the assessment of effective control the requirement that the transferor have the ability to repurchase or redeem the financial assets on substantially the agreed terms, even in the event of default by the transferee. The removal of this requirement makes the level of collateral received by the transferor in a repurchase agreement or similar agreement irrelevant in determining whether the transaction should be accounted for as a sale. Consequently, more repurchase agreements, securities lending transactions and similar arrangements will be accounted for as secured borrowings.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The guidance in the new standard must be applied prospectively to transactions or modifications of existing transactions that occur on or after January 1, 2012. Early adoption is prohibited.

COMMON FAIR VALUE MEASUREMENT AND DISCLOSURE REQUIREMENTS IN GAAP AND INTERNATIONAL FINANCIAL REPORTING STANDARDS ("IFRS")

In May 2011, the FASB issued an accounting standard that amends certain aspects of the fair value measurement guidance in GAAP, primarily to achieve the FASB's objective of a converged definition of fair value and substantially converged measurement and disclosure guidance with IFRS. Consequently, when the standard becomes effective on January 1, 2012, fair value measurement and disclosure requirements under GAAP and IFRS will be consistent, with certain exceptions including the accounting for day one gains and losses, measuring the fair value of alternative investments using net asset value and certain disclosure requirements.

The standard's fair value guidance applies to all companies that measure assets, liabilities, or instruments classified in shareholder's equity at fair value or provide fair value disclosures for items not recorded at fair value. While many of the amendments are not expected to significantly affect current practice, the guidance clarifies how a principal market is determined, addresses the fair value measurement of financial instruments with offsetting market or counterparty credit risks and the concept of valuation premise (i.e., in-use or in exchange) and highest and best use, extends the prohibition on blockage factors to all three levels of the fair value hierarchy, and requires additional disclosures.

The standard is effective for the Company for interim and annual periods beginning on January 1, 2012. The new disclosure requirements must be applied prospectively. The standard will not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

PRESENTATION OF COMPREHENSIVE INCOME

In June 2011, the FASB issued an accounting standard that requires the presentation of comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In the two-statement approach, the first statement should present total net income and its components, followed consecutively by a second statement that presents total other comprehensive income and its components. This presentation is effective January 1, 2012, and is required to be applied retrospectively.

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2011:

FAIR VALUE MEASUREMENTS AND DISCLOSURES

In January 2010, the FASB issued an accounting standard that requires fair value disclosures about significant transfers between Level 1 and 2 measurement categories and separate presentation of purchases, sales, issuances, and settlements within the rollforward of Level 3 activity. Also, this fair value guidance clarifies the disclosure requirements about the level of disaggregation and valuation techniques and inputs. This guidance became effective for the Company beginning on January 1, 2010, except for the disclosures about purchases, sales, issuances, and settlements within the rollforward of Level 3 activity, which were effective for the Company beginning on January 1, 2011. See Note 3.

CONSOLIDATION OF INVESTMENTS IN SEPARATE ACCOUNTS

In April 2010, the FASB issued an accounting standard that clarifies that an insurance company should not combine any investments held in separate account interests with its interest in the same investment held in its general account when assessing the investment for consolidation. Separate accounts represent funds for which investment income and investment gains and losses accrue directly to the policyholders who bear the investment risk. The standard also provides guidance on how an insurer should consolidate an investment fund when the insurer concludes that consolidation of an investment is required and the insurer's interest is through its general account in addition to any separate accounts. The new standard became effective for the Company on January 1, 2011. The adoption of this standard did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


A CREDITOR'S DETERMINATION OF WHETHER A RESTRUCTURING IS A TROUBLED DEBT RESTRUCTURING

In April 2011, the FASB issued an accounting standard that amends the guidance for a creditor's evaluation of whether a restructuring is a troubled debt restructuring ("TDR") and requires additional disclosures about a creditor's troubled debt restructuring activities. The standard clarifies the existing guidance on the two criteria used by creditors to determine whether a modification or restructuring is a troubled debt restructuring: (i) whether the creditor has granted a concession and (ii) whether the debtor is experiencing financial difficulties. The standard became effective for the Company for interim and annual periods beginning on July 1, 2011. The Company applied the guidance in the accounting standard retrospectively for all modifications and restructuring activities that had occurred since January 1, 2011. For receivables that were considered impaired under the guidance, the Company was required to measure the impairment of those receivables prospectively in the first period of adoption. In addition, the Company must provide the disclosures about troubled debt restructuring activities in the period of adoption. The adoption of this standard did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows. See Note 4.

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2010:

CONSOLIDATION OF VARIABLE INTEREST ENTITIES

In June 2009, the FASB issued an accounting standard that amends the guidance addressing consolidation of certain variable interest entities with an approach focused on identifying which enterprise has the power to direct the activities of a variable interest entity that most significantly affect the entity's economic performance and has (i) the obligation to absorb losses of the entity or (ii) the right to receive benefits from the entity. The standard also requires enhanced financial reporting by enterprises involved with variable interest entities. The adoption of the standard did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

In February 2010, the FASB also issued an update to the aforementioned accounting standard that defers the revised consolidation rules for variable interest entities with attributes of, or similar to, an investment company or money market fund. The primary effect of this deferral is that the Company will continue to apply the consolidation rules in effect before the amended guidance discussed above for its interests in eligible entities.

ACCOUNTING FOR EMBEDDED CREDIT DERIVATIVES

In March 2010, the FASB issued an accounting standard that amends the accounting for embedded credit derivative features in structured securities that redistribute credit risk in the form of subordination of one financial instrument to another. The standard clarifies how to determine whether embedded credit derivative features, including those in CDOs, credit-linked notes ("CLNs"), synthetic CDOs and CLNs and other synthetic securities (e.g., commercial and residential mortgage-backed securities issued by securitization entities that wrote credit derivatives), are considered to be embedded derivatives that should be analyzed for potential bifurcation and separate accounting or, alternatively, for fair value accounting in connection with the application of the fair value option to the entire hybrid instrument. The Company adopted the standard on July 1, 2010. Upon adoption, the Company accounts for its investments in synthetic securities otherwise requiring bifurcation at fair value, with changes in fair value recognized in earnings. The adoption of this standard did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

DISCLOSURES ABOUT THE CREDIT QUALITY OF FINANCING RECEIVABLES AND THE ALLOWANCE FOR CREDIT LOSSES

In July 2010, the FASB issued an accounting standard that requires enhanced disclosures about the credit quality of financing receivables that are not measured at fair value. This guidance requires a greater level of disaggregated information about the credit quality of financing receivables and the related allowance for credit losses. In addition, this guidance requires disclosure of credit quality indicators, past due information, and modifications of financing receivables. For nonpublic entities, the disclosures as of the end of a reporting period became effective for annual reporting periods ended on or after December 15, 2011. The disclosures about activity that occurs during a reporting period became effective for interim and annual reporting periods beginning on or after December 15, 2010. In January 2011, the FASB issued an accounting standard that temporarily deferred the effective date for

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

disclosures on modifications of financing receivables by creditors. In April 2011, the FASB issued an accounting standard that amended the guidance for a creditor's evaluation of whether a restructuring is a troubled debt restructuring. In addition, this guidance requires additional disclosures about a creditor's troubled debt restructuring activities in interim and annual periods beginning on July 1, 2011.

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2009:

NONCONTROLLING INTERESTS IN CONSOLIDATED FINANCIAL STATEMENTS

In December 2007, the FASB issued an accounting standard that requires noncontrolling (i.e., minority) interests in partially owned consolidated subsidiaries to be classified in the consolidated balance sheets as a separate component of equity, or in the mezzanine section of the balance sheets (between liabilities and equity) if such interests do not qualify for "permanent equity" classification. The standard also specifies the accounting treatment for subsequent acquisitions and sales of noncontrolling interests and how noncontrolling interests should be presented in the consolidated statements of income (loss). The noncontrolling interests' share of subsidiary income (loss) should be reported as a part of consolidated net income (loss) with disclosure of the attribution of consolidated net income (loss) to the controlling and noncontrolling interests on the face of the consolidated statements of income
(loss).

The Company adopted the standard on January 1, 2009 and applied it prospectively, except for presentation and disclosure requirements. The consolidated statement of income (loss) for the year ended December 31, 2008 has been retrospectively recast to include net income (loss) attributable to both the controlling and noncontrolling interests.

DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

In March 2008, the FASB issued an accounting standard that requires enhanced disclosures about (i) how and why the Company uses derivative instruments,
(ii) how derivative instruments and related hedged items are accounted for and
(iii) how derivative instruments and related hedged items affect the Company's consolidated financial condition, results of operations, and cash flows. The Company adopted the standard on January 1, 2009. See Note 5 for related disclosures.

RECOGNITION AND PRESENTATION OF OTHER-THAN-TEMPORARY IMPAIRMENTS

In April 2009, the FASB issued an accounting standard that requires a company to recognize the credit component of an other-than-temporary impairment of a fixed maturity security in earnings and the non-credit component in accumulated other comprehensive income (loss) when the company does not intend to sell the security or it is more likely than not that the company will not be required to sell the security prior to recovery. The standard also changed the threshold for determining when an other-than-temporary impairment has occurred on a fixed maturity security with respect to intent and ability to hold until recovery. The standard does not change the recognition of other-than-temporary impairment for equity securities. The standard requires additional disclosures in interim and annual reporting periods for fixed maturity and equity securities. See Note 4 herein for the expanded disclosures.

The Company adopted the standard on April 1, 2009 and recorded an after-tax cumulative effect adjustment to increase the Company's shareholder's equity by $735 million as of April 1, 2009, consisting of a decrease in accumulated deficit of $2.4 billion and an increase to accumulated other comprehensive loss of $1.6 billion, net of tax. The net increase in the Company's shareholder's equity was due to a reversal of a portion of the deferred tax asset valuation allowance for certain previous non-credit impairment charges directly attributable to the change in accounting principle (see Note 13 herein). The cumulative effect adjustment resulted in an increase of approximately $3.0 billion in the amortized cost of fixed maturity securities, which has the effect of significantly reducing the accretion of investment income over the remaining life of the underlying securities, beginning in the second quarter of 2009. The effect of the reduced investment income will be offset, in part, by a decrease in the amortization of DAC and sales inducements assets.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The standard reduced the level of other-than-temporary impairment charges recorded in earnings for fixed maturity securities due to the following required changes in the Company's accounting policy for other-than-temporary impairments:

    . Impairment charges for non-credit (e.g., severity) losses are no longer recognized;

    . The amortized cost basis of credit impaired securities will be written down through a charge to earnings to the present value of expected cash flows, rather than to fair value; and

    . For fixed maturity securities that are not deemed to be credit-impaired, the Company is no longer required to assert that it has the intent and ability to hold such securities to recovery to avoid an other-than-temporary impairment charge. Instead, an impairment charge through earnings is required only when the Company has the intent to sell the fixed maturity security or it is more likely than not that the Company will be required to sell the security prior to recovery.

The following table presents the components of the change in the Company's shareholder's equity at April 1, 2009 due to the adoption of the accounting standard for other-than-temporary impairments:

                                                                           (Increase) Decrease to Net Increase in the
                                                    (Increase) Decrease to   Accumulated Other         Company's
                                                     Accumulated Deficit     Comprehensive Loss   Shareholder's Equity
                                                    ---------------------- ---------------------- --------------------
                                                                              (In Millions)
Net effect of the increase in amortized cost of
  available for sale fixed maturity securities.....         $3,033                $(3,033)                $ --
Net effect of related DAC, sales inducement
  assets and other insurance balances..............           (493)                   493                   --
Net effect on deferred income tax assets...........           (162)                   897                  735
                                                            ------                -------                 ----
Net increase in the Company's shareholder's equity.         $2,378                $(1,643)                $735
                                                            ======                =======                 ====

DETERMINING FAIR VALUE WHEN VOLUME AND LEVEL OF ACTIVITY FOR THE ASSET OR LIABILITY HAVE SIGNIFICANTLY DECREASED AND IDENTIFYING TRANSACTIONS THAT ARE NOT ORDERLY

In April 2009 the FASB issued an accounting standard that provides guidance for estimating fair value of assets and liabilities when the volume and level of activity for an asset or liability have significantly decreased and for identifying circumstances that indicate a transaction is not orderly. The adoption of the standard on April 1, 2009, did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

MEASURING LIABILITIES AT FAIR VALUE

In August 2009, the FASB issued an accounting standard to clarify how the fair value measurement principles should be applied to measuring liabilities carried at fair value. The standard explains how to prioritize market inputs in measuring liabilities at fair value and what adjustments to market inputs are appropriate for debt obligations that are restricted from being transferred to another obligor. The standard was effective beginning October 1, 2009 for the Company. The adoption of the standard did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

INVESTMENTS IN CERTAIN ENTITIES THAT CALCULATE NET ASSET VALUE PER SHARE (OR ITS EQUIVALENT)

In September 2009, the FASB issued an accounting standard that permits, as a practical expedient, a company to measure the fair value of an investment that is within the scope of the standard on the basis of the net asset value per share of the investment (or its equivalent) if that value is calculated in accordance with fair value as defined by the FASB. The standard also requires enhanced disclosures. The standard applies to investment companies that do not have readily determinable fair values such as certain hedge funds and private equity funds. The standard was effective for interim and annual periods ending after December 15, 2009. The adoption of the standard did not have

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

a material effect on the Company's consolidated financial condition, results of operations or cash flows. See Note 3 herein for disclosure.

3. FAIR VALUE MEASUREMENTS

Fair Value Measurements on a Recurring Basis

The Company carries certain financial instruments at fair value. The fair value of a financial instrument is the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between willing, able and knowledgeable market participants at the measurement date.

The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

Fair Value Hierarchy

Assets and liabilities recorded at fair value in the consolidated balance sheets are measured and classified in a hierarchy for disclosure purposes, consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values, as discussed below:

.. Level 1--Fair value measurements that are quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Company does not adjust the quoted price for such instruments.

.. Level 2--Fair value measurements based on inputs other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

.. Level 3--Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Therefore, the Company must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability.

In certain cases, the inputs used to measure the fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment. In making the assessment, the Company considers factors specific to the asset or liability.

Valuation Methodologies

The following is a description of the valuation methodologies used for instruments carried at fair value. These methodologies are applied to assets and liabilities across the levels noted above, and it is the observability of the inputs used that determines the appropriate level in the fair value hierarchy for the respective asset or liability.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


INCORPORATION OF CREDIT RISK IN FAIR VALUE MEASUREMENTS

..   THE COMPANY'S OWN CREDIT RISK. Fair value measurements for certain freestanding derivatives incorporate the Company's own credit risk by determining the explicit cost for each counterparty to protect against its net credit exposure to the Company at the balance sheet date by reference to observable credit default swap ("CDS") or cash bond spreads. A derivative counterparty's net credit exposure to the Company is determined based on master netting agreements, when applicable, which take into consideration all derivative positions with the Company, as well as collateral posted by the Company with the counterparty at the balance sheet date.

..   COUNTERPARTY CREDIT RISK. Fair value measurements for freestanding derivatives incorporate counterparty credit risk by determining the explicit cost for the Company to protect against its net credit exposure to each counterparty at the balance sheet date by reference to observable counterparty CDS spreads, when available. When not available, other directly or indirectly observable credit spreads will be used to derive the best estimates of the counterparty spreads. The Company's net credit exposure to a counterparty is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as collateral posted by the counterparty at the balance sheet date.

A CDS is a derivative contract that allows the transfer of third-party credit risk from one party to the other. The buyer of the CDS pays an upfront and/or periodic premium to the seller. The seller's payment obligation is triggered by the occurrence of a credit event under a specified reference security and is determined by the loss on that specified reference security. The present value of the amount of the upfront and/or periodic premium therefore represents a market-based expectation of the likelihood that the specified reference party will fail to perform on the reference obligation, a key market observable indicator of non-performance risk (the "CDS spread").

Fair values for fixed maturity securities based on observable market prices for identical or similar instruments implicitly incorporate counterparty credit risk. Fair values for fixed maturity securities based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

The cost of credit protection is determined under a discounted present value approach considering the market levels for single name CDS spreads for each specific counterparty, the mid market value of the net exposure (reflecting the amount of protection required) and the weighted average life of the net exposure. CDS spreads are provided to the Company by an independent third party. The Company utilizes an interest rate based on the benchmark London Interbank Offered Rate ("LIBOR") curve to derive its discount rates.

While this approach does not explicitly consider all potential future behavior of the derivative transactions or potential future changes in valuation inputs, management believes this approach provides a reasonable estimate of the fair value of the assets and liabilities, including consideration of the impact of non-performance risk.

FIXED MATURITY SECURITIES--TRADING AND AVAILABLE FOR SALE

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure fixed maturity securities at fair value in its available for sale and trading portfolios. Market price data is generally obtained from third party pricing vendors.

Management is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions. The Company employs independent third-party valuation service providers to gather, analyze, and interpret market information in order to derive fair value estimates for individual investments based upon market-accepted methodologies and assumptions. The methodologies used by these independent third-party valuation services are reviewed and understood by the Company's management, via periodic discussion with and information provided by the valuation services. In addition, as discussed further below, control processes are applied to the fair values received from third-party valuation services to ensure the accuracy of these values.

Valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation methodologies, which may utilize matrix

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

pricing, financial models, accompanying model inputs and various assumptions, provide a single fair value measurement for individual securities. The inputs used by the valuation service providers include, but are not limited to, market prices from completed transactions for identical securities and transactions of comparable securities, benchmark yields, interest rate yield curves, credit spreads, currency rates, quoted prices for similar securities and other market-observable information, as applicable. If fair value is determined using financial models, these models generally take into account, among other things, market observable information as of the measurement date as well as the specific attributes of the security being valued, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security or issuer-specific information. When market transactions or other market observable data is limited, the extent to which judgment is applied in determining fair value is greatly increased.

The Company has control processes designed to ensure that the fair values received from third party valuation services are accurately recorded, that their data inputs and valuation techniques are appropriate and consistently applied and that the assumptions used appear reasonable and consistent with the objective of determining fair value. The Company assesses the reasonableness of individual security values received from valuation service providers through various analytical techniques, and has procedures to escalate related questions internally and to the third party valuation services for resolution. In order to assess the degree of pricing consensus among various valuation services for specific asset types, the Company has conducted comparisons of prices received from available sources. Management has used these comparisons to establish a hierarchy for the fair values received from third party valuations services to be used for particular security classes. The Company also validates prices for selected securities through reviews by members of management who have relevant expertise and who are independent of those charged with executing investing transactions.

When the Company's third-party valuation service providers are unable to obtain sufficient market observable information upon which to estimate the fair value for a particular security, fair value is determined either by requesting brokers who are knowledgeable about these securities to provide a price quote, which is generally non-binding, or by employing widely accepted valuation models. Fair values provided by brokers are subject to similar control processes to those noted above for fair values from third party valuation services, including management reviews. Fair values determined internally are also subject to management review in order to ensure that valuation models and related inputs are reasonable.

The methodology above is relevant for all fixed maturity securities; following are discussions of certain procedures unique to specific classes of securities.

FIXED MATURITY SECURITIES ISSUED BY GOVERNMENT ENTITIES

For most debt securities issued by government entities, the Company obtains fair value information from independent third-party valuation service providers, as quoted prices in active markets are generally only available for limited debt securities issued by government entities. The fair values received from these valuation service providers may be based on a market approach using matrix pricing, which considers a security's relationship to other securities for which a quoted price in an active market may be available, or alternatively based on an income approach, which uses valuation techniques to convert future cash flows to a single present value amount.

FIXED MATURITY SECURITIES ISSUED BY CORPORATE ENTITIES

For most debt securities issued by corporate entities, the Company obtains fair value information from independent third-party valuation service providers. For certain corporate debt securities, the Company obtains fair value information from brokers. For those corporate debt instruments (for example, private placements) that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and non-transferability, and such adjustments generally are based on available market evidence. When observable price quotations are not available, fair value is determined based on discounted cash flow models using discount rates based on credit spreads, yields or price levels of publicly-traded debt of the issuer or other comparable securities, adjusted for illiquidity and structure.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


RMBS, CMBS, CDOS AND OTHER ABS

Independent third-party valuation service providers also provide fair value information for the majority of the Company's investments in RMBS, CMBS, CDOs and other ABS. Where pricing is not available from valuation service providers, the Company obtains fair value information from brokers. Broker prices may be based on an income approach, which converts expected future cash flows to a single present value amount, with specific consideration of inputs relevant to structured securities, including ratings, collateral types, geographic concentrations, underlying loan vintages, loan delinquencies, and weighted average coupons and maturities. Broker prices may also be based on a market approach that considers recent transactions involving identical or similar securities. When the volume or level of market activity for an investment in RMBS, CMBS, CDOs or other ABS is limited, certain inputs used to determine fair value may not be observable in the market.

ML II

The fixed maturity securities, trading portfolio includes an interest in ML II. See Note 4 for additional background information on ML II. At inception, the Company's economic interest in ML II was valued at the transaction price of $350 million. Subsequently and prior to March 31, 2011, the ML II interest has been valued using a discounted cash flow methodology that (i) uses the estimated future cash flows and the fair value of the ML II assets,
(ii) allocates the estimated future cash flows according to the ML II waterfall, and (iii) determines the discount rate to be applied to the Company's interest in ML II by reference to the discount rate implied by the estimated value of ML II assets and the estimated future cash flows of the Company's interest in the capital structure. Estimated cash flows and discount rates used in the valuations are validated, to the extent possible, using market observable information for securities with similar asset pools, structures and terms.

As a result of the announcement on March 31, 2011 by the New York Fed of its plan to begin selling the assets in the ML II portfolio over time through a competitive sales process, the Company modified its methodology for estimating the fair value of its interest in ML II to incorporate the assumption of the current liquidation, which (i) uses the estimated fair value of the ML II assets and (ii) allocates the estimated asset fair value according to the ML II waterfall.

As of December 31, 2011, the Company expected to receive cash flows (undiscounted) in excess of the Company's initial investment, and any accrued interest, in the ML II interest after repayment of the first priority obligations owed to the New York Fed. The fair value of the Company's interest in ML II is most affected by the liquidation proceeds realized by the New York Fed from the sale of the collateral securities.

The LIBOR interest rate curve changes are determined based on observable prices, interpolated or extrapolated to derive a LIBOR for a specific maturity term as necessary. The spreads over LIBOR for the Company's interest in ML II (including collateral-specific credit and liquidity spreads) can change as a result of changes in market expectations about the future performance of these investments as well as changes in the risk premium that market participants would demand at the time of the transactions.

See Note 16 for a subsequent event related to ML II.

EQUITY SECURITIES - AVAILABLE FOR SALE AND TRADING

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure at fair value marketable equity securities in its available for sale and trading portfolios. Market price data is generally obtained from exchange or dealer markets.

PARTNERSHIPS AND OTHER INVESTED ASSETS

The Company initially estimates the fair value of investments in certain hedge funds, private equity funds and other investment partnerships by reference to the transaction price. Subsequently, the Company generally obtains the fair value of these investments from net asset value information provided by the general partner or manager of the investments, the financial statements of which are generally audited annually. The Company considers observable

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

market data and performs certain control procedures to validate the appropriateness of using the net asset value as a fair value measurement.

SHORT-TERM INVESTMENTS

For short-term investments that are measured at fair value, the carrying values of these assets approximate fair values because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk.

SEPARATE ACCOUNT ASSETS

Separate account assets are composed primarily of registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.

Changes in the fair value of separate account assets are completely offset in the consolidated statements of income (loss) and comprehensive income by changes in separate account liabilities, which are not carried at fair value.

DERIVATIVE ASSETS AND LIABILITIES

Derivative assets and liabilities can be exchange-traded or traded over-the-counter ("OTC"). The Company generally values exchange-traded derivatives using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

Certain OTC derivatives trade in less liquid markets with limited pricing information, and the determination of fair value for these derivatives is inherently more difficult. When the Company does not have corroborating market evidence to support significant model inputs and cannot verify the model to market transactions, the transaction price may provide the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. The Company will update valuation inputs in these models only when corroborated by evidence such as similar market transactions, third party pricing services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

EMBEDDED POLICY DERIVATIVES INCLUDED IN POLICYHOLDER CONTRACT DEPOSITS

Certain variable annuity and equity-indexed annuity and life contracts contain embedded policy derivatives that the Company bifurcates from the host contracts and accounts for separately at fair value, with changes in fair value recognized in earnings. The Company concluded these contracts contain
(i) written option guarantees on minimum accumulation value, (ii) a series of written options that guarantee withdrawals from the highest anniversary value within a specific period or for life, or (iii) equity-indexed written options that meet the criteria of derivatives that must be bifurcated.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The fair value of embedded policy derivatives contained in certain variable annuity and equity-indexed annuity and life contracts is measured based on actuarial and capital market assumptions related to projected cash flows over the expected lives of the contracts. These cash flow estimates primarily include benefits and related fees assessed, when applicable, and incorporate expectations about policyholder behavior. Estimates of future policyholder behavior are subjective and based primarily on the Company's historical experience.

With respect to embedded policy derivatives in the Company's variable annuity contracts, because of the dynamic and complex nature of the expected cash flows, risk neutral valuations are used. Estimating the underlying cash flows for these products involves many estimates and judgments, including those regarding expected market rates of return, market volatility, correlations of market index returns to funds, fund performance, discount rates and policyholder behavior.

With respect to embedded derivatives in the Company's equity-indexed life and annuity contracts, option pricing models are used to estimate fair value, taking into account assumptions for future equity index growth rates, volatility of the equity index, future interest rates, and determinations on adjusting the participation rate and the cap on equity-indexed credited rates in light of market conditions and policyholder behavior assumptions. This methodology incorporates an explicit risk margin to take into consideration market participant estimates of projected cash flows and policyholder behavior.

The Company also incorporates its own risk of non-performance in the valuation of the embedded policy derivatives associated with variable annuity and equity-indexed annuity and life contracts. Historically, the expected cash flows were discounted using the interest rate swap curve ("swap curve"), which is commonly viewed as being consistent with the credit spreads for highly-rated financial institutions (S&P AA-rated or above). A swap curve shows the fixed-rate leg of a plain vanilla swap against the floating rate (e.g. LIBOR) leg of a related tenor. The swap curve was adjusted, as necessary, for anomalies between the swap curve and the U.S. Treasury yield curve. During the fourth quarter of 2010, the Company revised the non-performance risk adjustment to reflect a market participant's view of the Company's claims-paying ability. As a result, in 2010 the Company incorporated an additional spread to the swap curve used to value embedded policy derivatives. Primarily as a result of this change, the fair value of the embedded derivative liabilities decreased by $66 million, which is partially offset by $7 million of DAC amortization.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following tables present information about assets and liabilities measured at fair value on a recurring basis and indicate the level of the fair value measurement based on the levels of the inputs used:

                                                                             Counterparty      Cash
At December 31, 2011                                 Level 1 Level 2 Level 3 Netting (a)  Collateral (b) Total Fair Value
--------------------                                 ------- ------- ------- ------------ -------------- ----------------
                                                                                (In Millions)
ASSETS:
Fixed maturity securities, available for sale:
   U.S. government obligations...................... $    51 $   616 $   --      $ --          $ --          $   667
   Foreign government...............................      --   1,552     --        --            --            1,552
   States, territories & political subdivisions.....      --     990    360        --            --            1,350
   Corporate securities.............................      --  48,400    630        --            --           49,030
   RMBS.............................................      --   7,399  3,070        --            --           10,469
   CMBS.............................................      --     984  1,863        --            --            2,847
   CDO/ABS..........................................      --     898    989        --            --            1,887
                                                     ------- ------- ------      ----          ----          -------
Total fixed maturity securities, available for sale.      51  60,839  6,912        --            --           67,802
                                                     ------- ------- ------      ----          ----          -------
Fixed maturity securities, trading:
   CMBS.............................................      --      --     18        --            --               18
   CDO/ABS..........................................      --      --    491        --            --              491
                                                     ------- ------- ------      ----          ----          -------
Total fixed maturity securities, trading............      --      --    509        --            --              509
                                                     ------- ------- ------      ----          ----          -------
Hybrid securities:
   RMBS.............................................      --      --     15        --            --               15
   CMBS.............................................      --      --      2        --            --                2
   CDO/ABS..........................................      --      --      8        --            --                8
                                                     ------- ------- ------      ----          ----          -------
Total hybrid securities.............................      --      --     25        --            --               25
                                                     ------- ------- ------      ----          ----          -------
Equity securities, available for sale:
   Common stocks....................................       5      --     18        --            --               23
   Preferred stocks.................................      --       6     40        --            --               46
                                                     ------- ------- ------      ----          ----          -------
Total equity securities, available for sale.........       5       6     58        --            --               69
                                                     ------- ------- ------      ----          ----          -------
Partnerships and other invested assets (c)..........      --     274  1,250        --            --            1,524
Short-term investments (d)..........................      20     238     --        --            --              258
Derivative assets:
   Interest rate contracts..........................       7      28     --        --            --               35
   Foreign exchange contracts.......................      --      43     --        --            --               43
   Equity contracts.................................      22      13      9        --            --               44
   Counterparty netting and cash collateral.........      --      --     --       (43)          (15)             (58)
                                                     ------- ------- ------      ----          ----          -------
Total derivative assets.............................      29      84      9       (43)          (15)              64
                                                     ------- ------- ------      ----          ----          -------
Separate account assets.............................  25,766     295     --        --            --           26,061
                                                     ------- ------- ------      ----          ----          -------
       Total........................................ $25,871 $61,736 $8,763      $(43)         $(15)         $96,312
                                                     ======= ======= ======      ====          ====          =======
LIABILITIES:
Policyholder contract deposits (e).................. $    -- $    -- $  256      $ --          $ --          $   256
Derivative liabilities:
   Interest rate contracts..........................      --       2     --        --            --                2
   Foreign exchange contracts.......................      --      80     --        --            --               80
   Counterparty netting and cash collateral.........      --      --     --       (43)           --              (43)
                                                     ------- ------- ------      ----          ----          -------
Total derivative liabilities........................      --      82     --       (43)           --               39
                                                     ------- ------- ------      ----          ----          -------
       Total........................................ $    -- $    82 $  256      $(43)         $ --          $   295
                                                     ======= ======= ======      ====          ====          =======

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                                                             Counterparty      Cash
At December 31, 2010                                 Level 1 Level 2 Level 3 Netting (a)  Collateral (b) Total Fair Value
--------------------                                 ------- ------- ------- ------------ -------------- ----------------
                                                                                (In Millions)
ASSETS:
Fixed maturity securities, available for sale:
   U.S. government obligations...................... $    -- $   467 $   --      $ --          $ --          $   467
   Foreign government...............................      --     786     --        --            --              786
   States, territories & political subdivisions.....      --     595    229        --            --              824
   Corporate securities.............................      --  41,993    755        --            --           42,748
   RMBS.............................................      --   4,506  1,862        --            --            6,368
   CMBS.............................................      --     565  1,743        --            --            2,308
   CDO/ABS..........................................      --     822  1,300        --            --            2,122
                                                     ------- ------- ------      ----          ----          -------
Total fixed maturity securities, available for sale.      --  49,734  5,889        --            --           55,623
                                                     ------- ------- ------      ----          ----          -------
Fixed maturity securities, trading:
   Corporate securities.............................      --       4     --        --            --                4
   CMBS.............................................      --      --     19        --            --               19
   CDO/ABS..........................................      --      --    476        --            --              476
                                                     ------- ------- ------      ----          ----          -------
Total fixed maturity securities, trading............      --       4    495        --            --              499
                                                     ------- ------- ------      ----          ----          -------
Hybrid securities:
   CMBS.............................................      --      --      1        --            --                1
                                                     ------- ------- ------      ----          ----          -------
Total hybrid securities.............................      --      --      1        --            --                1
                                                     ------- ------- ------      ----          ----          -------
Equity securities, available for sale:
   Common stocks....................................       8       3     23        --            --               34
   Preferred stocks.................................      --       6     28        --            --               34
                                                     ------- ------- ------      ----          ----          -------
Total equity securities, available for sale.........       8       9     51        --            --               68
                                                     ------- ------- ------      ----          ----          -------
Equity securities, trading:
   Common stocks....................................      --      --      1        --            --                1
                                                     ------- ------- ------      ----          ----          -------
Total equity securities, trading....................      --      --      1        --            --                1
                                                     ------- ------- ------      ----          ----          -------
Partnerships and other invested assets (c)..........       3     275  1,149        --            --            1,427
Short-term investments (d)..........................      21   3,749     --        --            --            3,770
Derivative assets:
   Interest rate contracts..........................      --      36     --        --            --               36
   Foreign exchange contracts.......................      14      30     --        --            --               44
   Equity contracts.................................       8      31      7        --            --               46
   Counterparty netting and cash collateral.........      --      --     --       (48)          (23)             (71)
                                                     ------- ------- ------      ----          ----          -------
Total derivative assets.............................      22      97      7       (48)          (23)              55
                                                     ------- ------- ------      ----          ----          -------
Separate account assets.............................  27,056     303     --        --            --           27,359
                                                     ------- ------- ------      ----          ----          -------
       Total........................................ $27,110 $54,171 $7,593      $(48)         $(23)         $88,803
                                                     ======= ======= ======      ====          ====          =======
LIABILITIES:
Policyholder contract deposits (e).................. $    -- $    -- $  239      $ --          $ --          $   239
Derivative liabilities:
   Interest rate contracts..........................      --      12     --        --            --               12
   Foreign exchange contracts.......................      14     110     --        --            --              124
   Equity contracts.................................      --       6     --        --            --                6
   Counterparty netting and cash collateral.........      --      --     --       (48)           --              (48)
                                                     ------- ------- ------      ----          ----          -------
Total derivative liabilities........................      14     128     --       (48)           --               94
                                                     ------- ------- ------      ----          ----          -------
       Total........................................ $    14 $   128 $  239      $(48)         $ --          $   333
                                                     ======= ======= ======      ====          ====          =======

    (a)Represents netting of derivative exposures covered by a qualifying master netting agreement.
    (b)Represents cash collateral posted and received.
    (c)Amounts presented for partnerships and other invested assets in the tables above differ from the amounts presented in the consolidated balance sheets as these tables only include partnerships carried at estimated fair value on a recurring basis.
    (d)Amounts exclude short-term investments that are carried at cost, which approximate fair value of $364 million and $3.3 billion at December 31, 2011 and 2010, respectively.
    (e)Amount presented for policyholder contract deposits in the tables above differ from the amounts presented in the consolidated balance sheets as these tables only include the GMWB embedded derivatives which are measured at estimated fair value on a recurring basis.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


At December 31, 2011 and 2010, Level 3 assets were 7.6 percent and 6.9 percent of total assets, respectively, and Level 3 liabilities were 0.3 percent and 0.2 percent of total liabilities, respectively.

Transfers of Level 1 and Level 2 Assets and Liabilities

The Company's policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company had no significant transfers between Level 1 and Level 2 during the year ended December 31, 2011.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Changes in Level 3 Recurring Fair Value Measurements

The following tables present changes during 2011 and 2010 in Level 3 assets and liabilities measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in the consolidated statements of income
(loss) during 2011 and 2010 related to the Level 3 assets and liabilities that remained in the consolidated balance sheets at December 31, 2011 and 2010:

                                                                                                                     Changes in
                                                                                                                     Unrealized
                                                       Net                                                              Gains
                                                     Realized                                                         (Losses)
                                                       and                    Purchases,                             Included in
                                                    Unrealized                  Sales,                                Income on
                                            Fair      Gains     Accumulated   Issuances                        Fair  Instruments
                                            Value    (Losses)      Other         and        Gross     Gross   Value    Held at
                                          Beginning  included  Comprehensive Settlements, Transfers Transfers End of   End of
December 31, 2011                          of Year  in Income  Income (Loss)     Net         In        Out     Year     Year
-----------------                         --------- ---------- ------------- ------------ --------- --------- ------ -----------
                                                                              (In Millions)
ASSETS:
Fixed maturity securities,
  available for sale:
   Foreign government....................  $   --      $ --        $ --         $   1                $    (1) $   --    $ --
   States, territories &
     political subdivisions..............     229        --          56           126          --        (51)    360      --
   Corporate securities..................     755         1         (21)           96       1,202     (1,403)    630      --
   RMBS..................................   1,862       (50)        199           785         298        (24)  3,070      --
   CMBS..................................   1,743        17          32            53          52        (34)  1,863      --
   CDO/ABS...............................   1,300        21          60          (406)        420       (406)    989      --
                                           ------      ----        ----         -----      ------    -------  ------    ----
Total fixed maturity securities,
  available for sale.....................   5,889       (11)        326           655       1,972     (1,919)  6,912      --
                                           ------      ----        ----         -----      ------    -------  ------    ----
Fixed maturity securities, trading:
   Corporate securities..................      --        --          --            (4)          4         --      --      --
   CMBS..................................      19         3          --            (4)         --         --      18       3
   CDO/ABS...............................     476        15          --            --          --         --     491       2
                                           ------      ----        ----         -----      ------    -------  ------    ----
Total fixed maturity securities, trading.     495        18          --            (8)          4         --     509       5
                                           ------      ----        ----         -----      ------    -------  ------    ----
Hybrid securities:
   RMBS..................................      --        (1)         --            16          --         --      15      (2)
   CMBS..................................       1         1          --            --          --         --       2       1
   CDO/ABS...............................      --        --          --             8          --         --       8      --
                                           ------      ----        ----         -----      ------    -------  ------    ----
Total hybrid securities..................       1        --          --            24          --         --      25      (1)
                                           ------      ----        ----         -----      ------    -------  ------    ----
Equity securities, available for sale:
   Common stocks.........................      23        16          (4)          (19)          5         (3)     18      --
   Preferred stocks......................      28        (1)         13            --          --         --      40      --
                                           ------      ----        ----         -----      ------    -------  ------    ----
Total equity securities,
  available for sale.....................      51        15           9           (19)          5         (3)     58      --
                                           ------      ----        ----         -----      ------    -------  ------    ----
Equity securities, trading:
   Common stocks.........................       1        --          --            (1)         --         --      --      --
                                           ------      ----        ----         -----      ------    -------  ------    ----
Total equity securities, trading.........       1        --          --            (1)         --         --      --      --
                                           ------      ----        ----         -----      ------    -------  ------    ----
Partnerships and other invested assets...   1,149         9          87            42          55        (92)  1,250      --
Derivative assets
   Equity contracts......................       7        (3)                        5          --         --       9      --
                                           ------      ----        ----         -----      ------    -------  ------    ----
Total derivative assets..................       7        (3)         --             5          --         --       9      --
                                           ------      ----        ----         -----      ------    -------  ------    ----
       Total.............................  $7,593      $ 28        $422         $ 698      $2,036    $(2,014) $8,763    $  4
                                           ------      ----        ----         -----      ------    -------  ------    ----
LIABILITIES:
Policyholder contract deposits...........  $  239      $ 60        $ --         $ (43)     $   --    $    --  $  256    $(54)
                                           ------      ----        ----         -----      ------    -------  ------    ----
       Total.............................  $  239      $ 60        $ --         $ (43)     $   --    $    --  $  256    $(54)
                                           ------      ----        ----         -----      ------    -------  ------    ----

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                                                                                                      Changes in
                                                                                                                      Unrealized
                                                                  Net                                                    Gains
                                                                Realized                                               (Losses)
                                                                  and                    Purchases,                   Included in
                                                               Unrealized                  Sales,                      Income on
                                                       Fair      Gains     Accumulated   Issuances              Fair  Instruments
                                                       Value    (Losses)      Other         and                Value    Held at
                                                     Beginning  included  Comprehensive Settlements,    Net    End of   End of
December 31, 2010                                     of Year  in Income  Income (Loss)     Net      Transfers  Year     Year
-----------------                                    --------- ---------- ------------- ------------ --------- ------ -----------
                                                                                    (In Millions)
ASSETS:
Fixed maturity securities, available for sale:
   States, territories & political subdivisions.....  $  113     $  --       $   (2)       $ 147       $ (29)  $  229     $--
   Corporate securities.............................   1,632       (35)          61          (11)       (892)     755      --
   RMBS.............................................   1,871       (15)         210         (521)        317    1,862      --
   CMBS.............................................   1,133      (354)         970         (132)        126    1,743      --
   CDO/ABS..........................................   1,237        53           71         (232)        171    1,300      --
                                                      ------     -----       ------        -----       -----   ------     ---
Total fixed maturity securities, available for sale.   5,986      (351)       1,310         (749)       (307)   5,889      --
                                                      ------     -----       ------        -----       -----   ------     ---
Fixed maturity securities, trading:
   CMBS.............................................       8        11           --          (34)         34       19      --
   CDO/ABS..........................................     266       175           --           35          --      476      86
                                                      ------     -----       ------        -----       -----   ------     ---
Total fixed maturity securities, trading............     274       186           --            1          34      495      86
                                                      ------     -----       ------        -----       -----   ------     ---
Hybrid securities:
   Foreign government...............................      50        --           --          (50)         --       --      --
   Corporate securities.............................       3        --           --           (3)         --       --      --
   CMBS.............................................      --        --           --            1          --        1      --
                                                      ------     -----       ------        -----       -----   ------     ---
Total hybrid securities.............................      53        --           --          (52)         --        1      --
                                                      ------     -----       ------        -----       -----   ------     ---
Equity securities, available for sale:
   Common stocks....................................      12        (1)          11            3          (2)      23      --
   Preferred stocks.................................      23        (2)           3            3           1       28      --
                                                      ------     -----       ------        -----       -----   ------     ---
Total equity securities, available for sale.........      35        (3)          14            6          (1)      51      --
                                                      ------     -----       ------        -----       -----   ------     ---
Equity securities, trading:
   Common stocks....................................       1        --           --           --          --        1      --
                                                      ------     -----       ------        -----       -----   ------     ---
Total equity securities, trading....................       1        --           --           --          --        1      --
                                                      ------     -----       ------        -----       -----   ------     ---
Partnerships and other invested assets..............     749       (32)         143          215          74    1,149      --
Derivative assets
   Equity contracts.................................       7        (4)          --            4          --        7      (3)
                                                      ------     -----       ------        -----       -----   ------     ---
Total derivative assets.............................       7        (4)          --            4          --        7      (3)
                                                      ------     -----       ------        -----       -----   ------     ---
       Total........................................  $7,105     $(204)      $1,467        $(575)      $(200)  $7,593     $83
                                                      ------     -----       ------        -----       -----   ------     ---
LIABILITIES:
Policyholder contract deposits......................  $  240     $ (42)      $   --        $  41       $  --   $  239     $--
       Total........................................  $  240     $ (42)      $   --        $  41       $  --   $  239     $--
                                                      ------     -----       ------        -----       -----   ------     ---

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Net realized and unrealized gains and losses related to Level 3 items shown above are reported in the consolidated statements of income (loss) as follows:

                                                              Net Realized
                                                               Investment
                                               Net Investment    Gains
                                                   Income       (Losses)   Total
At December 31, 2011                           -------------- ------------ -----
                                                         (In Millions)
Fixed maturity securities, available for sale.      $161         $(172)    $(11)
Fixed maturity securities, trading............        18            --       18
Equity securities, available for sale.........        --            15       15
Partnerships and other invested assets........        15            (6)       9
Derivative assets.............................        --            (3)      (3)
Policyholder contract deposits................        --            60       60

                                                               Net Realized
                                               Net Investment   Investment
                                                   Income     Gains (Losses) Total
At December 31, 2010                           -------------- -------------- -----
                                                          (In Millions)
Fixed maturity securities, available for sale.      $ 80          $(431)     $(351)
Fixed maturity securities, trading............       186             --        186
Equity securities, available for sale.........        --             (3)        (3)
Partnerships and other invested assets........        51            (83)       (32)
Derivative assets.............................        --             (4)        (4)
Policyholder contract deposits................        --            (42)       (42)

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents the gross components of purchases, sales, issuances and settlements, net, shown above:

                                                                               Purchases,
                                                                                 Sales,
                                                                               Issuances
                                                                                  and
                                                                              Settlements,
December 31, 2011                                Purchases Sales  Settlements   Net (a)
-----------------                                --------- -----  ----------- ------------
                                                               (In Millions)
ASSETS:
Fixed maturity securities, available for sale:
   Foreign government...........................  $    1   $  --    $    --      $   1
   States, territories & political subdivisions.     126      --         --        126
   Corporate securities.........................     229     (30)      (103)        96
   RMBS.........................................   1,068      --       (283)       785
   CMBS.........................................     130      (6)       (71)        53
   CDO/ABS......................................     165      (8)      (563)      (406)
                                                  ------   -----    -------      -----
Total fixed maturity securities, available
  for sale......................................   1,719     (44)    (1,020)       655
                                                  ------   -----    -------      -----
Fixed maturity securities, trading:
   Corporate securities.........................      --      --         (4)        (4)
   CMBS.........................................      --      (4)        --         (4)
                                                  ------   -----    -------      -----
Total fixed maturity securities, trading........      --      (4)        (4)        (8)
                                                  ------   -----    -------      -----
Hybrid securities:
   RMBS.........................................      18      --         (2)        16
   CDO/ABS......................................       8      --         --          8
                                                  ------   -----    -------      -----
Total hybrid securities.........................      26      --         (2)        24
                                                  ------   -----    -------      -----
Equity securities, available for sale:
   Common stocks................................      --     (19)        --        (19)
   Preferred stocks.............................      16     (16)        --         --
                                                  ------   -----    -------      -----
Total equity securities, available for sale.....      16     (35)        --        (19)
                                                  ------   -----    -------      -----
Equity securities, trading:
   Common stocks................................      --      --         (1)        (1)
                                                  ------   -----    -------      -----
Total equity securities, trading................      --      --         (1)        (1)
                                                  ------   -----    -------      -----
Partnerships and other invested assets..........     196     (59)       (95)        42
Derivative assets
   Equity contracts.............................       5      --         --          5
                                                  ------   -----    -------      -----
Total derivative assets.........................       5      --         --          5
                                                  ------   -----    -------      -----
   Total........................................  $1,962   $(142)   $(1,122)     $ 698
                                                  ------   -----    -------      -----
LIABILITIES:
Policyholder contract deposits..................  $   --   $ (43)   $    --      $ (43)
                                                  ------   -----    -------      -----
   Total........................................  $   --   $ (43)   $    --      $ (43)
                                                  ------   -----    -------      -----

(a)There were no issuances during the year ended December 31, 2011.

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized gains (losses) on instruments held at December 31, 2011 and 2010 may include changes in fair value that were attributable to both observable (e.g., changes in market interest rates) and unobservable inputs (e.g., changes in unobservable long-dated volatilities).

Transfers of Level 3 Assets and Liabilities

The Company's policy is to transfer assets and liabilities into Level 3 when a significant input cannot be corroborated with market observable data. This may include circumstances in which market activity has

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

dramatically decreased and transparency to underlying inputs cannot be observed, current prices are not available and substantial price variances in quotations among market participants exist.

During the year ended December 31, 2011, transfers into Level 3 included certain RMBS, CMBS, ABS, private placement corporate debt and certain investment partnerships. The transfers into Level 3 of investments in certain RMBS, CMBS and certain ABS were due to a decrease in market transparency, downward credit migration and an overall increase in price disparity for certain individual security types. The downward credit migration in part reflected the Company's move to using composite credit ratings for these securities commencing in 2011 in order to reduce reliance on any single rating agency. Transfers into Level 3 for private placement corporate debt and certain other ABS were primarily the result of the Company adjusting matrix pricing information downward to better reflect the additional risk premium associated with those securities that the Company believes was not captured in the matrix. Certain private equity funds and hedge funds were transferred into Level 3 due to these investments being carried at fair value and no longer being accounted for using the equity method of accounting, consistent with the changes to the Company's ownership and lack of ability to exercise significant influence over the respective investments. Other private equity funds and hedge funds transferred into Level 3 represented interests in hedge funds carried at fair value with limited market activity due to fund-imposed redemption restrictions.

Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant input(s) becoming observable or when a long-term interest rate significant to a valuation becomes short-term and thus observable. In addition, transfers out of Level 3 also occur when investments are no longer carried at fair value as the result of a change in the applicable accounting methodology, given changes in the nature and extent of the Company's ownership interest. During the year ended December 31, 2011, transfers out of Level 3 primarily related to investments in private placement corporate debt, investments in certain CMBS and ABS and certain private equity funds and hedge funds. Transfers out of Level 3 for private placement corporate debt and for ABS were primarily the result of the Company using observable pricing information or a third party pricing quotation that appropriately reflects the fair value of those securities, without the need for adjustment based on the Company's own assumptions regarding the characteristics of a specific security or the current liquidity in the market. Transfers out of Level 3 for certain CMBS and certain other ABS investments were primarily due to increased observations of market transactions and price information for those securities. Certain private equity funds and hedge funds were transferred out of Level 3 due to these investments no longer being carried at fair value, based on the Company's use of the equity method of accounting consistent with the changes to the Company's ownership and ability to exercise significant influence over the respective investments.

The Company had no transfers of liabilities into or out of Level 3 during the year ended December 31, 2011.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Investments in Certain Entities Carried at Fair Value Using Net Asset Value Per Share

The following table includes information related to the Company's investments in certain other invested assets, including private equity funds, hedge funds and other alternative investments that calculate net asset value per share (or its equivalent). For these investments, which are measured at fair value on a recurring or non-recurring basis, the Company uses the net asset value per share as a practical expedient for fair value.

                                               DECEMBER 31, 2011            DECEMBER 31, 2010
                                          ---------------------------- ----------------------------
                          INVESTMENT      FAIR VALUE USING  UNFUNDED   FAIR VALUE USING  UNFUNDED
                       CATEGORY INCLUDES  NET ASSET VALUE  COMMITMENTS NET ASSET VALUE  COMMITMENTS
                       ------------------ ---------------- ----------- ---------------- -----------
INVESTMENT CATEGORY                                   (IN MILLIONS)
PRIVATE EQUITY FUNDS:
   Leveraged buyout    Debt and/or
                       equity
                       investments
                       made as part of
                       a transaction in
                       which assets of
                       mature
                       companies are
                       acquired from
                       the current
                       shareholders,
                       typically with
                       the use of
                       financial
                       leverage.               $  482        $   143        $  444        $   202
   Non-U.S.            Investments that
                       focus primarily
                       on Asian and
                       European based
                       buyouts,
                       expansion
                       capital, special
                       situations,
                       turnarounds,
                       venture capital,
                       mezzanine and
                       distressed
                       opportunities
                       strategies.                 18             29            19             23
   Venture capital     Early-stage,
                       high-potential,
                       growth
                       companies
                       expected to
                       generate a return
                       through an
                       eventual
                       realization
                       event, such as
                       an initial public
                       offering or sale
                       of the company.             18              6            13              8
   Fund of funds       Funds that
                       invest in other
                       funds, which
                       invest in various
                       diversified
                       strategies.                 --             --            23             --
   Distressed          Securities of
                       companies that
                       are already in
                       default, under
                       bankruptcy
                       protection, or
                       troubled.                   64             15            97             19
   Other               Real estate,
                       energy, multi-
                       strategy,
                       mezzanine, and
                       industry-focused
                       strategies.                300             93           316            137
                                               ------        -------        ------        -------
Total private equity funds                        882            286           912            389
                                               ------        -------        ------        -------
HEDGE FUNDS:
   Event-driven        Securities of
                       companies
                       undergoing
                       material
                       structural
                       changes,
                       including
                       mergers,
                       acquisitions and
                       other
                       reorganizations.           209             --           178             --
   Long-short          Securities that
                       the manager
                       believes are
                       undervalued,
                       with
                       corresponding
                       short positions
                       to hedge market
                       risk.                      147             --            66             --
   Distressed          Securities of
                       companies that
                       are already in
                       default, under
                       bankruptcy
                       protection or
                       troubled.                  160             10           162             20
   Other               Non-U.S.
                       companies,
                       futures and
                       commodities,
                       macro and
                       multi-strategy
                       and industry-
                       focused
                       strategies.                 58             --            79             --
                                               ------        -------        ------        -------
Total hedge funds                                 574             10           485             20
                                               ------        -------        ------        -------
Total                                          $1,456        $   296        $1,397        $   409
                                               ======        =======        ======        =======

At December 31, 2011, private equity fund investments included above are not redeemable during the lives of the funds and have expected remaining lives that extend in some cases more than ten years. At that date, 18 percent of the total above had expected remaining lives of less than three years, 67 percent between three and seven years and 15 percent between seven and ten years. Expected lives are based upon legal maturity, which can be extended at the fund manager's discretion, typically in one-year increments.

At December 31, 2011, hedge fund investments included above are redeemable quarterly (56 percent), semi-annually (23 percent) and annually (21 percent), with redemption notices ranging from 30 days to 180 days. More than 90 percent require redemption notices of less than 90 days. Investments representing approximately 72 percent of the value of the hedge fund investments cannot be redeemed, either in whole or in part, because the investments include various restrictions. The majority of these restrictions were put in place prior to 2009 and do not have stated

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

end dates. The restrictions that have pre-defined end dates are generally expected to be lifted by the end of 2012. The partial restrictions relate to certain hedge funds that hold at least one investment that the fund manager deems to be illiquid. In order to treat investors fairly and to accommodate subsequent subscription and redemption requests, the fund manager isolates these illiquid assets from the rest of the fund until the assets become liquid.

Fair Value Measurements on a Non-Recurring Basis

The Company also measures the fair value of certain assets on a non-recurring basis, generally quarterly, annually, or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include cost and equity-method investments and mortgage and other loans. The Company uses a variety of techniques to measure the fair value of these assets when appropriate, as described below:

COST AND EQUITY-METHOD INVESTMENTS. When the Company determines that the carrying value of these assets may not be recoverable, the Company records the assets at fair value with the loss recognized in earnings. In such cases, the Company measures the fair value of these assets using the techniques discussed in Valuation Methodologies, above, for partnerships and other invested assets.

MORTGAGE AND OTHER LOANS RECEIVABLE. When the Company determines that the carrying value of these assets may not be recoverable, the assets are recorded at fair value with the loss recognized in earnings. In such cases, the Company measures the fair value of these assets using the techniques discussed below for mortgage and other loans receivable.

Fair Value Option--Fixed Maturity Securities, Trading

The Company may elect to measure financial instruments at fair value and certain other assets and liabilities that are not otherwise required to be measured at fair value. Subsequent changes in fair value for designated items are reported in earnings.

The Company has elected fair value accounting for its economic interest in ML
II. The Company recorded gains (losses) of $16 million, $187 million and $(9) million in the years ended December 31, 2011, 2010 and 2009, respectively, to reflect the change in the fair value of ML II, which were reported as a component of net investment income in the consolidated statements of income
(loss).

Fair Value Information about Financial Instruments Not Measured at Fair Value

Information regarding the estimation of fair value for financial instruments not carried at fair value (excluding insurance contracts) is discussed below.

MORTGAGE AND OTHER LOANS RECEIVABLE

Fair values of mortgage loans were estimated for disclosure purposes using discounted cash flow calculations based upon discount rates the Company believes market participants would use in determining the price that they would pay for such assets. For certain loans, the Company's current incremental lending rates for similar type loans is used as the discount rate, as it is believed that this rate approximates the rate that market participants would use. Fair values of collateral, commercial and guaranteed loans were estimated principally by using independent pricing services, broker quotes and other independent information.

POLICY LOANS

The fair values of the policy loans are generally estimated based on unpaid principal amount as of each reporting date.

PARTNERSHIPS AND OTHER INVESTED ASSETS

The majority of partnerships and other invested assets that are not measured at fair value represent investments in hedge funds, private equity funds and other investment partnerships for which the Company uses the equity method

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

of accounting. The fair value of the Company's investment in these funds is measured based on the Company's share of the funds' reported net asset value.

SHORT-TERM INVESTMENTS

The carrying value of these assets approximates fair value because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk.

POLICYHOLDER CONTRACT DEPOSITS ASSOCIATED WITH INVESTMENT-TYPE CONTRACTS

Fair value for policyholder contract deposits associated with investment-type contracts (those without significant mortality risk) not accounted for at fair value were estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Where no similar contracts are being offered, the discount rate is the appropriate tenor swap rates (if available) or current risk-free interest rates consistent with the currency in which cash flows are denominated.

The following table presents the carrying value and estimated fair value of the Company's financial instruments not measured at fair value:

                                                 2011                    2010
                                        ----------------------- -----------------------
                                        Carrying Estimated Fair Carrying Estimated Fair
                                         Amount      Value       Amount      Value
                                        -------- -------------- -------- --------------
                                                         (In Millions)
ASSETS.................................
Mortgage and other loans receivable.... $ 6,282     $ 6,922     $ 6,089     $ 6,373
Policy loans...........................   1,718       1,718       1,775       1,775
Partnerships and other invested assets.   1,894       1,894       1,705       1,705
Short-term investments.................     364         364       3,338       3,338
Cash...................................     144         144         114         114

LIABILITIES............................
Policyholder contract deposits (a).....  42,632      50,639      40,356      44,542

(a)Net embedded derivatives within liability host contracts are presented within policyholder contract deposits.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


4. INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

AVAILABLE FOR SALE SECURITIES

The amortized cost or cost, gross unrealized gains and losses, and fair value of fixed maturity and equity securities available for sale by major category were as follows:

                                                                                                Other-Than-
                                                                    Gross      Gross             Temporary
                                                      Amortized   Unrealized Unrealized  Fair   Impairments
                                                     Cost or Cost   Gains      Losses    Value  in AOCI (a)
                                                     ------------ ---------- ---------- ------- -----------
                                                                         (In Millions)
December 31, 2011
Fixed maturity securities, available for sale:
   U.S. government obligations......................   $   496      $  171    $    --   $   667    $ --
   Foreign government...............................     1,405         156         (9)    1,552      --
   States, territories & political subdivisions.....     1,189         166         (5)    1,350      --
   Corporate securities.............................    44,158       5,343       (471)   49,030      53
   RMBS.............................................    10,132         589       (252)   10,469     (95)
   CMBS.............................................     2,708         330       (191)    2,847     102
   CDO/ABS..........................................     1,827         152        (92)    1,887      18
                                                       -------      ------    -------   -------    ----
Total fixed maturity securities, available for sale.    61,915       6,907     (1,020)   67,802      78
Equity securities, available for sale:
   Common stocks....................................        10          14         (1)       23      --
   Preferred stocks.................................        24          22         --        46      --
                                                       -------      ------    -------   -------    ----
Total equity securities, available for sale.........        34          36         (1)       69      --
Investment in AIG...................................        10          --         (7)        3      --
                                                       -------      ------    -------   -------    ----
Total...............................................   $61,959      $6,943    $(1,028)  $67,874    $ 78
                                                       =======      ======    =======   =======    ====

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                                                                                Other-Than-
                                                                    Gross      Gross             Temporary
                                                      Amortized   Unrealized Unrealized  Fair   Impairments
                                                     Cost or Cost   Gains      Losses    Value  in AOCI (a)
                                                     ------------ ---------- ---------- ------- -----------
                                                                         (In Millions)
December 31, 2010
Fixed maturity securities, available for sale:
   U.S. government obligations......................   $   413      $   54    $    --   $   467    $  --
   Foreign government...............................       705          83         (2)      786       --
   States, territories & political subdivisions.....       849           8        (33)      824       --
   Corporate securities.............................    39,502       3,641       (395)   42,748       22
   RMBS.............................................     6,426         259       (317)    6,368     (140)
   CMBS.............................................     2,257         257       (206)    2,308      (32)
   CDO/ABS..........................................     2,147         123       (148)    2,122      (44)
                                                       -------      ------    -------   -------    -----
Total fixed maturity securities, available for sale.    52,299       4,425     (1,101)   55,623     (194)
Equity securities, available for sale:
   Common stocks....................................        13          20         --        33       --
   Preferred stocks.................................        25          11         (1)       35       --
                                                       -------      ------    -------   -------    -----
Total equity securities, available for sale.........        38          31         (1)       68       --
Investment in AIG...................................        10          --         (4)        6       --
                                                       -------      ------    -------   -------    -----
Total...............................................   $52,347      $4,456    $(1,106)  $55,697    $(194)
                                                       =======      ======    =======   =======    =====

(a)Represents the amount of other-than-temporary impairment losses recognized in accumulated other comprehensive income. This amount includes unrealized gains and losses on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

The following table summarizes the Company's fair values and gross unrealized losses on fixed maturity and equity securities available for sale, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2011 and 2010:

                                                     Less than 12 Months 12 Months or More       Total
                                                     ------------------  ----------------  -----------------
                                                               Gross              Gross              Gross
                                                     Fair    Unrealized  Fair   Unrealized  Fair   Unrealized
                                                     Value     Losses    Value    Losses    Value    Losses
-                                                    ------  ----------  ------ ---------- ------- ----------
-                                                                        (In Millions)
December 31, 2011
Fixed maturity securities, available for sale:
   Foreign government............................... $  210    $  (9)    $   --   $  --    $   210  $    (9)
   States, territories & political subdivisions.....      6       --         36      (5)        42       (5)
   Corporate securities.............................  4,199     (240)     1,331    (231)     5,530     (471)
   RMBS.............................................  2,279     (162)       821     (90)     3,100     (252)
   CMBS.............................................    694      (78)       380    (113)     1,074     (191)
   CDO/ABS..........................................    380      (10)       283     (82)       663      (92)
                                                     ------    -----     ------   -----    -------  -------
Total fixed maturity securities, available for sale.  7,768     (499)     2,851    (521)    10,619   (1,020)
Equity securities, available for sale:
   Common stocks....................................      2       (1)        --      --          2       (1)
                                                     ------    -----     ------   -----    -------  -------
Total equity securities, available for sale.........      2       (1)        --      --          2       (1)
Investment in AIG...................................      2       (7)        --      --          2       (7)
                                                     ------    -----     ------   -----    -------  -------
Total............................................... $7,772    $(507)    $2,851   $(521)   $10,623  $(1,028)
                                                     ======    =====     ======   =====    =======  =======

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                                       Less than 12 Months      12 Months or More             Total
                                                     ----------------------  ----------------------  -----------------------
                                                     Fair   Gross Unrealized Fair   Gross Unrealized  Fair   Gross Unrealized
                                                     Value       Losses      Value       Losses       Value       Losses
                                                     ------ ---------------- ------ ---------------- ------- ----------------
                                                                                  (In Millions)
December 31, 2010
Fixed maturity securities, available for sale:
   Foreign government............................... $  100      $  (2)      $   --      $  --           100          (2)
   States, territories & political subdivisions.....    492        (23)          50        (10)          542         (33)
   Corporate securities.............................  5,136       (199)       1,635       (196)        6,771        (395)
   RMBS.............................................  1,368        (27)       1,353       (290)        2,721        (317)
   CMBS.............................................    203         (5)         876       (201)        1,079        (206)
   CDO/ABS..........................................    618        (47)         497       (101)        1,115        (148)
                                                     ------      -----       ------      -----       -------     -------
Total fixed maturity securities, available for sale.  7,917       (303)       4,411       (798)       12,328      (1,101)
Equity securities, available for sale:
   Preferred stocks.................................      4         (1)          --         --             4          (1)
                                                     ------      -----       ------      -----       -------     -------
Total equity securities, available for sale.........      4         (1)          --         --             4          (1)
Investment in AIG...................................     --         --            6         (4)            6          (4)
                                                     ------      -----       ------      -----       -------     -------
Total............................................... $7,921      $(304)      $4,417      $(802)      $12,338     $(1,106)
                                                     ======      =====       ======      =====       =======     =======

As of December 31, 2011, the Company held 1,364 individual fixed maturity and equity securities that were in an unrealized loss position, of which 352 individual securities were in a continuous unrealized loss position for twelve months or more.

The Company did not recognize in earnings the unrealized losses on these fixed maturity securities at December 31, 2011, because management neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Furthermore, management expects to recover the entire amortized cost basis of these securities. In performing this evaluation, management considered the recovery periods for securities in previous periods of broad market declines. For fixed maturity securities with significant declines, management performed fundamental credit analysis on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other market available data.

The following table presents the amortized cost and fair value of fixed maturity securities available for sale by contractual maturity as of December 31, 2011:

                                                             Total Fixed Maturity
                                                              Available for Sale
                                                                  Securities
                                                             --------------------
                                                             Amortized
                                                               Cost    Fair Value
                                                             --------- ----------
                                                                (In Millions)
Due in one year or less.....................................  $ 1,132   $ 1,162
Due after one year through five years.......................    6,674     7,117
Due after five years through ten years......................   17,547    18,781
Due after ten years.........................................   21,895    25,540
Mortgage-backed, asset-backed and collateralized securities.   14,667    15,202
                                                              -------   -------
Total fixed maturity securities available for sale..........  $61,915   $67,802
                                                              =======   =======

Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties. In addition, corporate requirements and investment strategies may result in the sale of investments before maturity.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


At December 31, 2011, the Company's investments did not include any investment in a single entity that exceeded 10 percent of the Company's consolidated shareholder's equity. In 2010, there was one investment exceeding 10 percent, which was a short-term money market investment.

TRADING SECURITIES

ML II

On December 12, 2008, the Company and certain other wholly owned U.S. life insurance subsidiaries of AIG sold to ML II all of their undivided interests in a pool of $39.3 billion face amount of RMBS. In exchange for the RMBS, the life insurance companies received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price of $1.0 billion plus participation in the residual cash flows, each of which is subordinated to the repayment of a loan from the New York Fed to ML II.

Neither AIG nor the Company have any control rights over ML II. The Company has determined that ML II is a VIE and the Company is not the primary beneficiary. The transfer of RMBS to ML II has been accounted for as a sale. The Company has elected to account for its economic interest in ML II (including the rights to the deferred contingent purchase price) at fair value. This interest is reported in fixed maturity securities, trading, with changes in fair value reported as a component of net investment income. See Note 3 herein for further discussion of the Company's fair value methodology and the valuation of ML II.

As the controlling member of ML II, the New York Fed has directed ML II to sell its RMBS assets through a series of auctions held since 2011. Proceeds from the sale of the RMBS assets are used to repay in full the New York Fed's loan to ML II and the Company's deferred purchase price, including any accrued interest due, in accordance with the terms of the definitive agreements governing the sale of the RMBS assets, with any residual interests shared between the New York Fed and the domestic securities lending program participants.

In addition to ML II, the Company has another small trading portfolio.

Net unrealized gains (losses) included in the consolidated statements of income
(loss) from fixed maturity securities classified as trading securities in 2011, 2010 and 2009 were $6 million, $174 million, and $(22) million, respectively.

INVESTED ASSETS ON DEPOSIT AND PLEDGED AS COLLATERAL

The invested assets on deposit, and invested assets pledged as collateral are presented in the table below. The amounts presented in the table below are at estimated fair value for cash and cash equivalents, short-term investments, fixed maturity and other securities.

                                                         December 31, December 31,
                                                             2011         2010
                                                         ------------ ------------
                                                               (In Millions)
Invested assets on deposit:
   Regulatory agencies..................................     $47          $46
Invested assets pledged as collateral:
   Advance agreements--Federal Home Loan Bank of Dallas.      20           --

MORTGAGE LOANS ON REAL ESTATE

At December 31, 2011, the Company had direct U.S. commercial mortgage loan exposure of $6.4 billion. At that date, substantially all of the U.S. loans were current. Foreign commercial mortgage loans of $18 million are secured predominantly by properties in Canada.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The U.S. commercial loan exposure by state and type of loan, at December 31, 2011, were as follows:

State         # of Loans Amount * Apartments Offices Retails Industrials Hotels Others % of Total
-----         ---------- -------- ---------- ------- ------- ----------- ------ ------ ----------
                                                ($ In Millions)
California...     77      $1,203     $ 61    $  441  $   98     $276      $229   $ 98     18.9%
New York.....     50       1,041      127       708     107       20        55     24     16.4%
New Jersey...     36         707      321       160     201        5        --     20     11.1%
Florida......     50         495       23       155     145       81        21     70      7.8%
Texas........     31         431       21       190      62       97        48     13      6.8%
Other states.    233       2,478      356       937     638      224       122    201     39.0%
                 ---      ------     ----    ------  ------     ----      ----   ----    -----
Total........    477      $6,355     $909    $2,591  $1,251     $703      $475   $426    100.0%
                 ===      ======     ====    ======  ======     ====      ====   ====    =====

*  Excludes portfolio valuation allowance

The following table presents the credit quality indicators for commercial mortgage loans:

                                                                        Class
                                                 ----------------------------------------------------
                                      # of Loans Apartments Offices Retails Industrials Hotels Others Total  % of Total
December 31, 2011                     ---------- ---------- ------- ------- ----------- ------ ------ ------ ----------
                                                                       ($ In Millions)
Credit Quality Indicator:
   In good standing..................    465        $861    $2,488  $1,251     $703      $475   $426  $6,204    97.6%
   Restructured (a)..................      7          23        76      --       --        --     --      99     1.6%
   90 days or less delinquent........      1          --         7      --       --        --     --       7     0.1%
   >90 days delinquent or in process.
   of foreclosure....................      4          25        20      --       --        --     --      45     0.7%
                                         ---        ----    ------  ------     ----      ----   ----  ------   -----
Total (b)............................    477        $909    $2,591  $1,251     $703      $475   $426  $6,355   100.0%
                                         ===        ====    ======  ======     ====      ====   ====  ======   =====
Valuation allowance..................               $ 13    $   52  $   15     $ 13      $  4   $ 19  $  116     1.8%
                                         ---        ----    ------  ------     ----      ----   ----  ------   -----

(a)Loans that have been modified in troubled debt restructurings and are performing according to their restructured terms. See discussion of troubled debt restructurings below.

(b)Does not reflect valuation allowances.

Methodology used to estimate the allowance for credit losses

For commercial mortgage loans, impaired value is based on the fair value of underlying collateral, which is determined based on the expected net future cash flows of the collateral, less estimated costs to sell. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance amounts are established for incurred but not specifically identified impairments, based on the analysis of internal risk ratings and current loan values. Internal risk ratings are assigned based on the consideration of risk factors including debt service coverage, loan-to-value ratio or the ratio of the loan balance to the estimated value of the property, property occupancy, profile of the borrower and of the major property tenants, economic trends in the market where the property is located, and condition of the property. These factors and the resulting risk ratings also provide a basis for determining the level of monitoring performed at both the individual loan and the portfolio level. When all or a portion of a commercial mortgage loan is deemed uncollectible, the uncollectible portion of the carrying value of the loan is charged off against the allowance.

A significant majority of commercial mortgage loans in the portfolio are non-recourse loans and, accordingly, the only guarantees are for specific items that are exceptions to the non-recourse provisions. It is therefore extremely rare for the Company to have cause to enforce the provisions of a guarantee on a commercial real estate or mortgage loan.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The Company's mortgage and other loan valuation allowance activity are as follows:

                                                        2011   2010  2009
                                                        ----  -----  ----
                                                          (In Millions)
     Allowance, beginning of year...................... $190  $ 145  $  6
        Additions (reductions) to allowance for losses.  (31)   151   165
        Charge-offs, net of recoveries.................  (33)  (106)  (26)
                                                        ----  -----  ----
     Allowance, end of year............................ $126  $ 190  $145
                                                        ====  =====  ====

The Company's impaired mortgage loans are as follows:

                                                      2011  2010  2009
                                                      ----  ----  ----
                                                        (In Millions)
         Impaired loans with valuation allowances.... $119  $319  $245
         Impaired loans without valuation allowances.   58    59   105
                                                      ----  ----  ----
            Total impaired loans.....................  177   378   350
         Valuation allowances on impaired loans......  (27)  (71)  (84)
                                                      ----  ----  ----
            Impaired loans, net...................... $150  $307  $266
                                                      ====  ====  ====

The Company recognized $9 million, $17 million and $20 million in interest income on the above impaired mortgage loans for the years ended December 31, 2011, 2010 and 2009, respectively.

Troubled Debt Restructurings

The Company modifies loans to optimize their returns and improve their collectability, among other things. When such a modification is undertaken with a borrower that is experiencing financial difficulty and the modification involves the Company granting a concession to the troubled debtor, the modification is deemed to be a TDR. The Company assesses whether a borrower is experiencing financial difficulty based on a variety of factors, including the borrower's current default on any of its outstanding debt, the probability of a default on any of its debt in the foreseeable future without the modification, the insufficiency of the borrower's forecasted cash flows to service any of its outstanding debt (including both principal and interest), and the borrower's inability to access alternative third-party financing at an interest rate that would be reflective of current market conditions for a non-troubled debtor. Concessions granted may include extended maturity dates, interest rate changes, principal forgiveness, payment deferrals and easing of loan covenants.

As of December 31, 2011, the Company held $99 million of commercial mortgage loans that had been modified in a TDR during 2011. The Company had no other loans that had been modified in a TDR during 2011. At December 31, 2011, those commercial mortgage loans that had been modified in a TDR during 2011 had related total allowances for credit losses of $20 million. The commercial mortgage loans modified in a TDR in 2011 are included among the restructured loans in the credit quality indicators table above, as they are all performing according to the restructured terms.

As the result of each loan's TDR, the Company assessed the adequacy of any additional allowance for credit losses with respect to such loans, and in all cases no additional allowance for credit losses, aside from the one that had already been provided for each loan prior to its 2011 restructuring, was deemed necessary. In certain cases, based on an assessment of amounts deemed uncollectible, a portion of a loan restructured in a TDR may be charged off against the allowance for credit losses.

PARTNERSHIPS

Investments in partnerships totaled $3.3 billion and $3.0 billion at December 31, 2011 and 2010, respectively, and were comprised of 227 partnerships and 242 partnerships, respectively. These partnerships consist primarily of hedge funds and are managed by independent money managers who invest in equity securities, fixed maturity securities and real estate. The risks generally associated with these partnerships include those related to their

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

underlying investments (i.e. equity securities, debt securities and real estate), plus a level of illiquidity, which is mitigated, to some extent, by the existence of contractual termination /withdrawal provisions.

INVESTMENT INCOME

Investment income by type of investment was as follows for the years ended December 31:

                                                   2011    2010    2009
                                                  ------  ------  ------
                                                       (In Millions)
       Investment income:
          Fixed maturities....................... $3,698  $3,922  $3,460
          Equity securities......................     --       2       3
          Mortgage and other loans...............    387     392     434
          Policy loans...........................     98     102     110
          Investment real estate.................     33      24      30
          Partnerships and other invested assets.    172     198    (154)
          Securities Lending.....................     --      --       2
          Other investment income................      3      20      24
                                                  ------  ------  ------
       Gross investment income...................  4,391   4,660   3,909
       Investment expenses.......................   (112)    (71)    (68)
                                                  ------  ------  ------

       Net investment income..................... $4,279  $4,589  $3,841
                                                  ======  ======  ======

The carrying value of investments that produced no investment income during 2011 was $235 million, which is less than 0.3 percent of total invested assets. The ultimate disposition of these investments is not expected to have a material effect on the Company's results of operations and financial position.

NET REALIZED INVESTMENT GAINS (LOSSES)

Net realized investment gains (losses) by type of investment were as follows for the years ended December 31:

                                                                             2011   2010    2009
                                                                            -----  -----  -------
                                                                                (In Millions)
Sales of fixed maturity securities, available for sale..................... $ 617  $ 412  $   223
Sales of equity securities, available for sale.............................    20     37        9
Mortgage and other loans...................................................    33   (125)    (162)
Investment real estate.....................................................     2      1        3
Partnerships and other invested assets.....................................   (73)     6       (8)
Derivatives................................................................    48     28      (97)
Securities lending collateral, including other-than- temporary impairments.    --     75       12
Other-than-temporary impairments...........................................  (251)  (604)  (1,238)
                                                                            -----  -----  -------
Net realized investment gains (losses) before taxes........................ $ 396  $(170) $(1,258)
                                                                            =====  =====  =======

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents the gross realized gains and gross realized losses from sales or redemptions of the Company's available for sale securities as follows for the years ended December 31:

                                 2011              2010              2009
                           ----------------  ----------------  ----------------
                            Gross    Gross    Gross    Gross    Gross    Gross
                           Realized Realized Realized Realized Realized Realized
                            Gains    Losses   Gains    Losses   Gains    Losses
                           -------- -------- -------- -------- -------- --------
                                               (In Millions)
Fixed maturity securities.   $641     $(24)    $444     $(32)    $716    $(493)
Equity securities.........     20       --       38       (1)      12       (3)
                             ----     ----     ----     ----     ----    -----
Total.....................   $661     $(24)    $482     $(33)    $728    $(496)
                             ====     ====     ====     ====     ====    =====

CREDIT IMPAIRMENTS

The following table presents a rollforward of the credit impairments recognized in earnings for available for sale fixed maturity securities held by the
Company:

                                                                           Twelve Months Twelve Months Nine Months
                                                                               Ended         Ended        Ended
                                                                           December 31,  December 31,  December 31,
                                                                               2011          2010          2009
                                                                           ------------- ------------- ------------
                                                                                        (In Millions)
Balance, beginning of year................................................    $2,138        $1,753        $   --
Increases due to:
   Credit losses remaining in accumulated deficit related to adoption of
     new other-than-temporary impairment standard.........................        --            --         1,495
   Credit impairments on new securities subject to impairment losses......        97           255            86
   Additional credit impairments on previously impaired securities........       132           362           430
Reductions due to:
Credit impaired securities fully disposed for which there was
       no prior intent or requirement to sell.............................       (77)         (140)         (193)
   Credit impaired securities for which there is a current intent or......
       anticipated requirement to sell....................................        --            (4)           --
   Accretion on securities previously impaired due to credit..............      (142)          (70)          (65)
   Other..................................................................        --           (18)           --
                                                                              ------        ------        ------
Balance, end of year......................................................    $2,148        $2,138        $1,753
                                                                              ======        ======        ======

PURCHASED CREDIT IMPAIRED ("PCI") SECURITIES

Beginning in the second quarter of 2011, the Company purchased certain RMBS securities that had experienced deterioration in credit quality since their issuance. Management determined, based on its expectations as to the timing and amount of cash flows expected to be received, that it was probable at acquisition that the Company would not collect all contractually required payments, including both principal and interest and considering the effects of prepayments, for these PCI securities. At acquisition, the timing and amount of the undiscounted future cash flows expected to be received on each PCI security was determined based on management's best estimate using key assumptions, such as interest rates, default rates and prepayment speeds. At acquisition, the difference between the undiscounted expected future cash flows of the PCI securities and the recorded investment in the securities represents the initial accretable yield, which is to be accreted into net investment income over their remaining lives on a level-yield basis. Additionally, the difference between the contractually required payments on the PCI securities and the undiscounted expected future cash flows represents the non-accretable difference at acquisition. Over time, based on actual payments received and changes in estimates of undiscounted expected future cash flows, the accretable yield and the non-accretable difference can change, as discussed further below.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


On a quarterly basis, the undiscounted expected future cash flows associated with PCI securities are re-evaluated based on updates to key assumptions. Changes to undiscounted expected future cash flows due solely to the changes in the contractual benchmark interest rates on variable rate PCI securities will change the accretable yield prospectively. Declines in undiscounted expected future cash flows due to further credit deterioration as well as changes in the expected timing of the cash flows can result in the recognition of an other-than-temporary impairment charge, as PCI securities are subject to the Company's policy for evaluating investments for other-than-temporary impairment. Significant increases in undiscounted expected future cash flows for reasons other than interest rate changes are recognized prospectively as an adjustment to the accretable yield.

The following tables present information on the Company's PCI securities, which are included in fixed maturity securities, available for sale:

                                                        At Date of
                                                        Acquisition
                                                       -------------
                                                       (In Millions)
           Contractually required payments
             (principal and interest).................    $4,178
           Cash flows expected to be collected (a)....     3,346
           Recorded investment in acquired securities.     2,118

(a)Represents undiscounted expected cash flows, including both principal and interest.


                                                December31,2011
                                                ---------------
                                                 (In Millions)
                 Outstanding principal balance.     $2,770
                 Amortized cost................      1,940
                 Fair value....................      1,808

The following table presents activity for the accretable yield on PCI securities for the year ended December 31:

                                                               2011
                                                           -------------
                                                           (In Millions)
        Balance, beginning of year........................    $   --
           Newly purchased PCI securities.................     1,228
           Accretion......................................       (87)
           Effect of changes in interest rate indices.....       (26)
           Net reclassification from (to) non-accretable
             difference, including effects of prepayments.       104
                                                              ------
        Balance, end of year..............................    $1,219
                                                              ======

5. DERIVATIVE FINANCIAL INSTRUMENTS

The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk and credit risk. See Notes 2 and 3 for further discussion on derivative financial instruments.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents the notional amount and fair value of derivative financial instruments, by their underlying risk exposure, held at:

                                                     Derivative Assets   Derivative Liabilities
                                                    -------------------  ---------------------
                                                     Notional    Fair     Notional     Fair
                                                    Amount (a) Value (b) Amount (a)  Value (b)
                                                    ---------- --------- ----------  ---------
                                                                  (In Millions)
December 31, 2011..................................
Derivatives not designated as hedging instruments:
   Interest rate contracts.........................   $  954     $ 35      $  167      $  2
   Foreign exchange contracts......................      321       43         389        80
   Equity contracts................................    3,258       44          --        --
   Other contracts (c).............................       --       --       3,640       257
                                                      ------     ----      ------      ----
Total derivatives, gross...........................   $4,533      122      $4,196       339
                                                      ======     ----      ======      ----
   Counterparty netting (d)........................               (43)                  (43)
   Cash collateral (e).............................               (15)                   --
                                                                 ----                  ----
Total derivatives, net.............................                64                   296
                                                                 ----                  ----
Less: Bifurcated embedded derivatives..............                --                   257
                                                                 ----                  ----
Total derivatives on balance sheets................              $ 64                  $ 39
                                                      ======     ====      ======      ====

                                                     Derivative Assets   Derivative Liabilities
-                                                   -------------------  ---------------------
                                                     Notional    FAIR     NOTIONAL     FAIR
                                                    Amount (a) VALUE (B) AMOUNT (A)  VALUE (B)
                                                    ---------- --------- ----------  ---------
                                                                  (In Millions)
December 31, 2010..................................
Derivatives not designated as hedging instruments:
   Interest rate contracts.........................   $  447     $ 36      $  483      $ 12
   Foreign exchange contracts......................      311       44         482       124
   Equity contracts................................    2,419       46         108         6
   Other contracts (c).............................       --       --       2,675       239
                                                      ------     ----      ------      ----
Total derivatives, gross...........................   $3,177      126      $3,748       381
                                                      ======     ----      ======      ----
   Counterparty netting (d)........................               (48)                  (48)
   Cash collateral (e).............................               (23)                   --
                                                                 ----                  ----
Total derivatives, net.............................                55                   333
                                                                 ----                  ----
Less: Bifurcated embedded derivatives (f)..........                --                   239
                                                                 ----                  ----
Total derivatives on balance sheets................              $ 55                  $ 94
                                                                 ====                  ====

(a)Notional amount represents a standard of measurement of the volume of derivatives. Notional amount is generally not a quantification of market risk or credit risk and is not recorded on the consolidated balance sheets. Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as currency swaps.

(b)See Note 3 for additional information regarding the Company's fair value measurement of derivative instruments.

(c)Included in Other contracts are bifurcated embedded derivatives, which are recorded in policyholder contract deposits.

(d)Represents netting of derivative exposures covered by a qualifying master netting agreement.

(e)Represents cash collateral posted and received.

(f)2010 includes a change in valuation assumptions relating to embedded policy derivatives.

The Company's interest rate contracts include interest rate swaps and short futures options. The interest rate swap agreements convert specific investment securities from a floating to a fixed-rate basis and are used to mitigate the impact of changes in interest rates on certain investment securities. The Company buys and sells exchange traded short futures contracts on U.S. Treasury notes to hedge interest rate exposures on certain bonds purchased for the Company's trading portfolio. The short futures contracts have terms no longer than three months at the time of purchase and all such positions are closed out each quarter end.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Foreign exchange contracts used by the Company include cross-currency interest rate swaps, which are used to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company holds.

The Company purchases equity contracts, such as futures, call and put options, to hedge certain guarantees of specific equity-indexed universal life and variable annuity products. The Company's exchange traded index and long bond futures contracts have no recorded value as they are net cash settled daily. Call options are contracts that grant the purchaser, for a premium payment, the right, but not the obligation to purchase a financial instrument at a specified price within a specified period of time. Put options are contracts that provide the purchaser, for a premium payment, the right, but not the obligation to sell a financial instrument at a specified price within a specified period of time.

The Company issues or has issued certain equity-indexed universal life and variable annuity products which contain guaranteed provisions that are considered embedded derivatives. The fair value of these embedded derivatives is reflected in policyholder contract deposits in the consolidated balance sheets. The changes in fair value of the embedded derivatives are reported in net realized investment gains (losses) in the accompanying consolidated statements of income (loss).

The Company recorded the following change in value of its derivative financial instruments, including periodic net coupon settlements, change in value of its embedded derivatives and gains and losses on sales of derivatives in net realized investment gains (losses) in the consolidated statements of income
(loss):

                                                        2011  2010   2009
                                                        ----  ----  -----
                                                          (In Millions)
     Derivatives not designated as hedging instruments
        Interest rate contracts........................ $ 11  $ 20  $  (8)
        Foreign exchange contracts.....................   12   (55)  (111)
        Equity contracts...............................   86    31   (131)
        Other contracts................................  (61)   32    153
                                                        ----  ----  -----
     Total............................................. $ 48  $ 28  $ (97)
                                                        ====  ====  =====

The Company is exposed to potential credit-related losses in the event of nonperformance by counterparties to financial instruments. At December 31, 2011 and 2010, the Company had $3 million of net derivative assets and $58 million of net derivative liabilities outstanding, respectively, with AIG Financial Products Corp., an affiliated company. The credit exposure of the Company's derivative financial instruments is limited to the fair value of contracts that are favorable to the Company at the reporting date.

6. VARIABLE INTEREST ENTITIES

A VIE is a legal entity that does not have sufficient equity at risk to finance its activities without additional subordinated financial support or is structured such that equity investors lack the ability to make significant decisions relating to the entity's operations through voting rights and do not substantively participate in the gains and losses of the entity. Consolidation of a VIE by its primary beneficiary is not based on majority voting interest, but rather is based on other criteria discussed below.

While the Company enters into various arrangements with VIEs in the normal course of business, the Company's involvement with VIEs is primarily as a passive investor in debt securities (rated and unrated) and equity interests issued by VIEs. In all instances, the Company consolidates the VIE when it determines that the Company is the primary beneficiary. This analysis includes a review of the VIE's capital structure, contractual relationships and terms, nature of the VIE's operations and purpose, nature of the VIE's interests issued, and the Company's involvement with the entity. In evaluating consolidation, the Company also evaluates the design of the VIE, and the related risks to which the entity was designed to expose the variable interest holders to.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


For VIEs with attributes consistent with that of an investment company or a money market fund, the primary beneficiary is the party or group of related parties that absorbs a majority of the expected losses of the VIE, receives the majority of the expected residual returns of the VIE, or both.

For all other VIEs, the primary beneficiary is the entity that has both (i) the power to direct the activities of the VIE that most significantly affect the entity's economic performance and (ii) the obligation to absorb losses or the right to receive benefits that could be potentially significant to the VIE. While also considering these factors, the consolidation conclusion depends on the breadth of the Company's decision-making ability and its ability to influence activities that significantly affect the economic performance of the VIE.

EXPOSURE TO LOSS

The Company's total off balance sheet exposure associated with VIEs, primarily consisting of commitments to real estate and investment funds, was $57 million and $43 million at December 31, 2011 and 2010, respectively.

The following table presents the Company's total assets, total liabilities and off-balance sheet exposure associated with its variable interests in consolidated VIEs:

                                             At December 31,
                                 ----------------------------------------
                                                              Off-Balance
                                 VIE Assets VIE Liabilities Sheet Exposure
                                 ---------  --------------- --------------
                                 2011  2010 2011    2010    2011    2010
                                 ----  ---- ----    ----    ----    ----
                                         (In Millions)
                 Castle 1 Trust. $720  $871 $419    $486    $--     $--

The Company calculates its maximum exposure to loss to be (i) the amount invested in the debt or equity of the VIE, (ii) the notional amount of VIE assets or liabilities where the Company has also provided credit protection to the VIE with the VIE as the referenced obligation, and (iii) other commitments and guarantees to the VIE.

The following table presents total assets of unconsolidated VIEs in which the Company holds a variable interest, as well as the Company's maximum exposure to loss associated with these VIEs:

                                              Maximum Exposure to Loss
                                  --------- -----------------------------
                                  Total VIE On-Balance Off-Balance
                                   Assets     Sheet       Sheet    Total
                                  --------- ---------- ----------- ------
                                               (In Millions)
      December 31, 2011..........
      Real estate and investment
        funds....................  $ 3,358    $  394       $57     $  451
      Castle 2 Trust.............      730       145        --        145
      Maiden Lane II.............    9,254       491        --        491
                                   -------    ------       ---     ------
      Total......................  $13,342    $1,030       $57     $1,087
                                   =======    ======       ===     ======

      December 31, 2010
      Real estate and investment
        funds....................  $13,172    $  374       $43     $  417
      Castle 2 Trust.............      881       168        --        168
      Maiden Lane II.............   16,455       476        --        476
                                   -------    ------       ---     ------
      Total......................  $30,508    $1,018       $43     $1,061
                                   =======    ======       ===     ======

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


BALANCE SHEET CLASSIFICATION

The Company's interest in the assets and liabilities of consolidated and unconsolidated VIEs was classified on the Company's consolidated balance sheets as follows:

                                                      At December 31,
                                               --------------------------
                                               Consolidated Unconsolidated
                                                  VIEs          VIEs
                                               ------------ -------------
                                                2011  2010   2011    2010
                                               -----  ----  ------  ------
        Assets:                                     (In Millions)
           Cash and short-term investments.... $106   $111  $   --  $   --
           Restricted cash....................   44     46      --      --
           Available for sale securities......   --     --      20      24
           Fixed maturity securities, trading.   --     --     491     476
           Aircraft...........................  540    687      --      --
           Other invested assets..............   24     21     519     518
           Other asset accounts...............    6      6      --      --
                                               ----   ----  ------  ------
        Total assets.......................... $720   $871  $1,030  $1,018
                                               ====   ====  ======  ======

        Liabilities:
           Amounts due to related parties..... $260   $315  $   --  $   --
           Other liability accounts...........  159    171      --      --
                                               ----   ----  ------  ------
        Total liabilities..................... $419   $486  $   --  $   --
                                               ====   ====  ======  ======

REAL ESTATE AND INVESTMENT FUNDS

The Company participates as a passive investor in the equity issued primarily by third-party-managed hedge and private equity funds, real estate funds and some funds managed by AIG Investments (an affiliate). The Company is typically not involved in the design or establishment of VIEs, nor does it actively participate in the management of VIEs. The Company's exposure to funds that are unconsolidated VIEs was not material to the Company's financial condition as of December 31, 2011 or 2010.

AIRCRAFT TRUSTS

AIG has created two VIEs, Castle 1 Trust and Castle 2 Trust, for the purpose of acquiring, owning, leasing, maintaining, operating and selling aircraft. Under a servicing agreement, International Lease Finance Corporation, an affiliate, acts as servicer for the aircraft owned by these entities. The Company and other AIG subsidiaries hold beneficial interests in these entities. These beneficial interests include passive investments in non-voting preferred equity and in debt issued by these entities. The debt of these entities is not an obligation of, or guaranteed by, the Company or by AIG or any of AIG's subsidiaries. The Company bears the obligation to absorb economic losses or receive economic benefits that could possibly be significant to Castle 1 Trust. As a result, the Company has determined that it is the primary beneficiary of Castle 1 Trust and fully consolidates this entity. The Company has determined that it is not the primary beneficiary of Castle 2 Trust. See Note 14 herein for additional information on these entities.

ML II

On December 12, 2008, the Company and certain other domestic insurance subsidiaries of AIG sold all of their undivided interests in a pool of $39.3 billion face amount of RMBS to ML II, whose sole member is the New York Fed. The Company has a significant variable economic interest in ML II, which is a VIE. See Notes 4 and 16 herein for further discussion.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


RMBS, CMBS, OTHER ABS AND CDOS

The Company is a passive investor in RMBS, CMBS, other ABS and CDOs primarily issued by domestic special-purpose entities. The Company generally does not sponsor or transfer assets to, or act as the servicer to these asset-backed structures, and was not involved in the design of these entities.

The Company's maximum exposure in these types of structures is limited to its investment in securities issued by these entities. Based on the nature of the Company's investments and its passive involvement in these types of structures, the Company has determined that it is not the primary beneficiary of these entities. The fair values of the Company's investments in these structures are reported in Note 3 and Note 4 herein.

7. DEFERRED POLICY ACQUISITION COSTS, VALUE OF BUSINESS ACQUIRED AND DEFERRED SALES INDUCEMENTS

The following table summarizes the activity in DAC:

                                                                             2011    2010    2009
                                                                            ------  ------  ------
                                                                                 (In Millions)
Balance at January 1....................................................... $5,298  $5,985  $6,528
   Deferrals...............................................................    496     422     474
   Accretion of interest/amortization......................................   (480)   (536)   (552)
   Effect of unlocking assumptions used in estimating future gross profits.    (72)    (63)    (55)
   Effect of realized (gains) losses on securities (a).....................    (57)    (10)    152
   Effect of unrealized gains on securities (b)............................   (308)   (501)   (566)
   Increase due to foreign exchange........................................      3       1       4
                                                                            ------  ------  ------
Balance at December 31..................................................... $4,880  $5,298  $5,985
                                                                            ======  ======  ======

(a)In 2009, a decrease of $439 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard is not reflected as it is offset in (b) below with no net impact to the DAC balance.

(b)In 2009, an increase of $439 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard is not reflected as it is offset in (a) above with no net impact to the DAC balance.

The following table summarizes the activity in value of business acquired:

                                                        2011  2010  2009
                                                        ----  ----  ----
                                                          (In Millions)
       Balance at January 1............................ $289  $332  $451
          Accretion of interest/amortization...........    1   (11)  (21)
          Effect of realized gains on securities (a)...   --   (22)  (41)
          Effect of unrealized gains on securities (b).   (7)  (10)  (57)
                                                        ----  ----  ----
       Balance at December 31.......................... $283  $289  $332
                                                        ====  ====  ====

(a)In 2009, a decrease of $44 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard is not reflected as it is offset in (b) below with no net impact to the VOBA balance.

(b)In 2009, an increase of $44 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard is not reflected as it is offset in (a) above with no net impact to the VOBA balance.

VOBA amortization, net of accretion of interest, expected to be recorded in each of the next five years is $14 million, $14 million, $13 million, $13 million and $11 million, respectively.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table summarizes the activity in deferred sales inducements:

                                                                            2011  2010  2009
                                                                            ----  ----  ----
                                                                              (In Millions)
Balance at January 1....................................................... $218  $216  $192
   Deferrals...............................................................   40    44    51
   Accretion of interest/amortization......................................  (16)  (20)  (15)
   Effect of unlocking assumptions used in estimating future gross profits.   (4)   --    (2)
   Effect of realized (gains) losses on securities (a).....................   (3)    3     4
   Effect of unrealized gains on securities (b)............................  (14)  (25)  (14)
                                                                            ----  ----  ----
Balance at December 31..................................................... $221  $218  $216
                                                                            ====  ====  ====

(a)In 2009, a decrease of $11 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard is not reflected as it is offset in (b) below with no net impact to the sales inducement balance.

(b)In 2009, an increase of $11 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard is not reflected as it is offset in (a) above with no net impact to the sales inducement balance.

The Company performs a loss recognition review to determine whether future profitability of insurance-oriented products may be substantially lower than estimated, which can result in an impairment charge to DAC or the establishment of additional reserves. This review considers if additional DAC adjustments are required if unrealized gains included in other comprehensive income were assumed to be actually realized and the proceeds are reinvested at lower yields. As a result of this review, the Company reduced DAC by $82 million in 2011. No additional DAC adjustment was necessary in 2010.

In accordance with GAAP, the Company periodically unlocks assumptions as necessary. Depending on the product, DAC, URR and other required reserves may be affected. In 2011, unlocking increased due to a change in future spread assumptions. In 2010, unlocking increased amortization primarily due to unfavorable anticipated mortality for life insurance products, offset by improved surrender rates and higher than anticipated interest crediting spreads on deferred annuity products. Unlocking also reduced reserves on certain interest sensitive products. In 2009, the unlocking increased amortization, which was primarily a result of reductions in the long-term growth rate assumptions and deteriorating equity market conditions early in the year. The unlocking also increased amortization of the sales inducement asset on certain deferred annuities and reduced URR on certain interest sensitive life products. In addition to the unlocking, amortization increased in 2009 due in part to the higher deferrals in 2008 and increased voluntary policy terminations.

The Company continued to migrate certain blocks of reserves and DAC from various legacy valuation systems to a different valuation system. In 2011, approximately $2.8 billion of reserves were migrated. There was no DAC migrated in 2011. During 2010 and 2009, the corresponding amounts were approximately $6.5 billion and $3.5 billion of reserves and $1.3 billion and $51 million of DAC, respectively, at the point of conversion.

The conversions resulted in GAAP reserves changes with 2011 reflecting an increase to reserves of $17 million, corresponding to a decrease of reserves of $22 million in 2010 and an increase in reserves of $6 million in 2009. There was no change to DAC in 2011, however; DAC decreased by $20 million and $2 million in 2010 and 2009, respectively.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


8. FUTURE POLICY BENEFITS AND POLICYHOLDER CONTRACT DEPOSITS

Future policy benefits and policyholder contract deposit liabilities were as follows at December 31:

                                                   2011    2010
                                                  ------- -------
                                                   (In Millions)
              Future policy benefits:
                 Ordinary life................... $ 6,926 $ 6,505
                 Group life......................      49      49
                 Life contingent group annuities.      57      61
                 Life contingent annuities.......   9,119   7,950
                 Terminal funding................     353     359
                 Accident and health.............     222     215
                                                  ------- -------
              Total.............................. $16,726 $15,139
                                                  ======= =======

              Policyholder contract deposits:
                 Annuities....................... $42,510 $40,231
                 Corporate-owned life insurance..     270     296
                 Universal life..................   7,204   7,103
                 Other contract deposits.........     269     291
                                                  ------- -------
              Total.............................. $50,253 $47,921
                                                  ======= =======

For interest-sensitive life insurance and investment contracts, reserves equal the sum of the policy account balance and deferred revenue charges, and as applicable, other required reserves. Fixed-indexed business is reserved according to the guidance in derivative accounting standards. Reserves for other contracts are based on estimates of the cost of future policy benefits. Interest, mortality, and surrender assumptions vary by product and are generally based upon actual experience at the time of issue. Interest assumptions used to compute individual life reserves ranged from 1.0 percent to
8.8 percent.

The Company performs a loss recognition review to determine whether future profitability of insurance-oriented products may be substantially lower than estimated, which can result in an impairment charge to DAC or the establishment of additional reserves. This review considers if additional future policy benefit reserves are required if unrealized gains included in other comprehensive income were assumed to be actually realized and the proceeds are reinvested at lower yields. As a result of this review, the Company recognized a $911 million pre-tax decrease to accumulated other comprehensive income as a consequence of the recognition of additional policyholder benefit reserves in 2011. A $319 million deferred tax benefit was recorded related to this adjustment, resulting in a $592 million decrease to comprehensive income and total equity. No additional reserves were necessary in 2010.

The liability for future policy benefits has been established on the basis of the following assumptions:

.. Interest rates (exclusive of immediate/terminal funding annuities), which vary by year of issuance and products, range from 1.0 percent to 8.8 percent. Interest rates on immediate/terminal funding annuities are at a maximum of 13.5 percent and grade to no less than 0.5 percent.

.. Mortality and surrender rates are based upon actual experience modified to allow for variations in policy form. The weighted average lapse rate, including surrenders, for individual and group life was approximately 4.5 percent.

The liability for policyholder contract deposits has been established on the basis of the following assumptions:

.. Interest rates credited on deferred annuities, which vary by year of issuance, range from 1.0 percent to, including bonuses, 8.6 percent. This range is applicable to deferred annuity contracts where the crediting rates

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

   are not directly based on equity market returns. Current declared interest rates are generally guaranteed to remain in effect for a period of one year, though some are guaranteed for longer periods. Withdrawal charges generally range from zero percent to 20.0 percent grading to zero over a period of zero to 15 years.

..  Interest rates on corporate-owned life insurance are guaranteed at 3.0 or
   4.0 percent, depending on policy form, and the weighted average rate credited in 2011 was 4.0 percent.

..  The universal life policies have credited interest rates of 1.0 percent to
   6.0 percent and guarantees ranging from 1.0 percent to 5.3 percent depending on the year of issue. Additionally, universal life policies are subject to surrender charges that amount to 11.0 percent of the aggregate fund balance grading to zero over a period no longer than 20 years.

Participating life insurance accounted for approximately 1.1 percent of life insurance in force at December 31, 2011.

Dividends to be paid on participating life insurance contracts are determined annually based on estimates of the contracts' earnings. Policyholder dividends were $40 million, $43 million and $43 million in 2011, 2010 and 2009, respectively, and were included as part of policyholders' benefits in the consolidated statements of income (loss).

GMDB, GMIB and GMWB

Details concerning the Company's exposure to guaranteed benefits as of December 31 were as follows:

                                                     2011                              2010
                                       --------------------------------- ---------------------------------
                                          Net Deposits                      Net Deposits
                                             Plus a          Highest           Plus a          Highest
                                            Minimum       Contract Value      Minimum       Contract Value
                                             Return          Attained          Return          Attained
                                       ------------       -------------- ------------       --------------
                                                                 ($ In Millions)
In the event of death (GMDB)
   Account value...................... $    46,476             $202      $    45,948             $247
   Net amount at risk (a).............       2,126               77            1,687               79
   Average attained age of contract
     holders..........................          58               71               58               71
   Range of guaranteed minimum
     return rates..................... 0.00%-3.50%                       0.00%-3.50%
Annual withdrawals at specified
  date (GMWB)
   Account value...................... $     3,271                       $     2,490
   Net amount at risk (b).............         459                               308
   Weighted average period remaining
     until guaranteed payment.........  19.1 years                        19.6 years

(a)Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders died at the same balance sheet date.

(b)Net amount at risk represents the guaranteed benefit exposure in excess of the current value if all contract holders exercise the maximum withdrawal benefits at the same balance sheet date.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following summarizes the reserve for guaranteed benefits on variable contracts, which is reflected in the general account and reported in future policy benefits (GMDB/GMIB) and policyholder contract deposits (GMWB) on the consolidated balance sheets:

                                                 2011   2010
                                                 ----   ----
                                                 (In Millions)
                   Balance at January 1......... $ 71   $ 94
                   Guaranteed benefits incurred.   68    (14)
                   Guaranteed benefits paid.....   (9)    (9)
                                                 ----   ----

                   Balance at December 31....... $130   $ 71
                                                 ====   ====

The following assumptions and methodology were used to determine the reserve for guaranteed benefits on variable contracts at December 31, 2011:

    . Data used was 1,000 stochastically generated investment performance scenarios.

    .  Mean investment performance assumption was 10.0 percent.

    .  Volatility assumption was 16.0 percent.

    . Mortality was assumed to be 70.0 percent to 87.5 percent of the 1975-80 SOA Ultimate, 1983a and Ult.M tables.

    . Lapse rates vary by contract type and duration and range from 5.0 percent to 25.0 percent with an average range of 10.0 to 14.5 percent.

    .  The discount rate used ranged from 3.0 percent to 8.0 percent.

There is a guaranteed minimum withdrawal benefit rider that is available on certain equity-indexed annuities. The rider has a waiting period of one year before charges are assessed and before the withdrawal option can be elected. To date, sales of this rider have been immaterial and no reserves are being held.

9. REINSURANCE

The Company generally limits its exposure to loss on any single insured to $10 million by ceding additional risks through reinsurance contracts with other insurers. On an exception basis, the Company can increase its exposure to loss on any single insured up to $15 million.

A receivable is recorded for reinsured benefits, both paid and pending, which are recoverable from the reinsurer. Reinsurance premiums are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Reinsurance transactions for the years ended December 31, 2011, 2010 and 2009 were as follows:

                                                                                Percentage
                                                          Assumed From          of Amount
                                   Gross   Ceded to Other    Other       Net     Assumed
                                   Amount    Companies     Companies    Amount    to Net
                                  -------- -------------- ------------ -------- ----------
                                                  (In Millions)
December 31, 2011
Life insurance in force.......... $671,324    $102,184       $4,444    $573,584    0.77%
                                  ========    ========       ======    ========
Premiums:
   Life insurance and annuities.. $  1,696    $    731       $   22    $    987    2.23%
   Accident and health insurance.       45          --           --          45    0.00%
                                  --------    --------       ------    --------
Total premiums................... $  1,741    $    731       $   22    $  1,032    2.13%
                                  ========    ========       ======    ========
December 31, 2010
Life insurance in force.......... $671,338    $113,441       $4,169    $562,066    0.74%
                                  ========    ========       ======    ========
Premiums:
   Life insurance and annuities.. $  1,657    $    683       $   22    $    996    2.21%
   Accident and health insurance.       36          --           (3)         33   -9.09%
                                  --------    --------       ------    --------
Total premiums................... $  1,693    $    683       $   19    $  1,029    1.85%
                                  ========    ========       ======    ========
December 31, 2009
Life insurance in force.......... $680,109    $124,318       $4,171    $559,962    0.74%
                                  ========    ========       ======    ========
Premiums:
   Life insurance and annuities.. $  1,634    $    643       $   18    $  1,009    1.78%
   Accident and health insurance.       31           2           --          29    0.00%
                                  --------    --------       ------    --------
Total premiums................... $  1,665    $    645       $   18    $  1,038    1.73%
                                  ========    ========       ======    ========

The Company's reinsurance agreements do not relieve it from its direct obligations to its insureds. Thus, a credit exposure exists with respect to life reinsurance ceded to the extent that any reinsurer fails to meet the obligations assumed under any reinsurance agreement. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial strength of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

Total reinsurance recoverables are included in reinsurance receivables on the consolidated balance sheets. Reinsurance recoverable on paid losses was approximately $30 million and $49 million at December 31, 2011 and 2010, respectively. Reinsurance recoverable on unpaid losses was approximately $132 million and $149 million at December 31, 2011 and 2010, respectively. Ceded claim and surrender recoveries under reinsurance agreements were $413 million, $391 million and $447 million for the years ended 2011, 2010 and 2009, respectively.

The Company identified an alternative internal funding solution for its XXX/AXXX reserves. This alternative solution involves fully recapturing the coinsurance/modified coinsurance agreement with AIG Life of Bermuda, Ltd. ("AIGB"), an affiliate, and simultaneously reinsuring this in-force, together with new business (term and universal life), to another affiliate, AGC Life, under a new coinsurance/modified coinsurance agreement. This new agreement does not meet the criteria for reinsurance accounting under GAAP; therefore, deposit accounting is applied. Management received approvals of the recapture and reinsurance transactions on behalf of AGL and AGC Life from the Texas and Missouri Departments of Insurance, respectively, in March 2011, with January 1, 2011 effective dates.

In December 2002, the Company entered into a coinsurance/modified coinsurance agreement with AIGB. The agreement has an effective date of March 1, 2002. Under the agreement, AIGB reinsures 100 percent quota share of the Company's liability on virtually all level term and universal life products issued by the Company with issue

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

dates on or after March 1, 2002. The agreement is unlimited in duration but either party may terminate the agreement as to new business with thirty days written notice to the other party. This agreement does not meet the criteria for reinsurance accounting under GAAP; therefore, deposit accounting is applied. This agreement was amended to terminate for new business issued on and after August 1, 2009. This agreement was recaptured effective January 1, 2011, as discussed above.

The agreements, between AIGB and AGC Life, also provide for an experience refund of all profits, less a reinsurance risk charge. The main impact of the agreement on the Company's results of operations for the years ended
December 31, 2011, 2010 and 2009 was a pre-tax expense of approximately $59 million, $59 million and $67 million, respectively, representing the risk charge associated with the reinsurance agreement.

During 2010, the Company fully terminated and recaptured the coinsurance treaty with Pioneer Security Life Insurance Company for an individual immediate annuity block of business. The recapture resulted in a pre-tax gain of $2 million.

Additionally, during 2010, the Company fully terminated and recaptured the coinsurance and modified coinsurance treaties with Merit Life Insurance Company for a group immediate annuity block of business. The recaptures resulted in a pre-tax gain of $20 thousand.

During 2009, the Company partially terminated the yearly renewable term reinsurance contracts with Swiss Re Life & Health America Inc. and Lincoln National Life Insurance Company for a specific block of primarily whole life business. Terminations are being processed monthly based upon each of the policies' anniversary dates. The partial termination has resulted in a loss of $2 million.

Additionally, during 2009, the Company fully terminated and recaptured all reinsurance contracts with Delaware American Life Insurance Company ("DelAm"), a then affiliate of the Company. The recaptures resulted in a loss of $245 thousand. DelAm was subsequently sold to MetLife, Inc. ("MetLife").

On December 1, 2006, with an effective date of October 1, 2006 ("Agreement 1") and on June 28, 2007, with an effective date of April 1, 2007 ("Agreement 2"), the Company entered into modified coinsurance and coinsurance reinsurance agreements with ALICO, pertaining to certain policies written via its branch in Japan. ALICO was a wholly owned, Delaware domiciled subsidiary of AIG, until its sale to MetLife, Inc. on November 1, 2010. The Company assumes liability for a quota share portion of contracts issued by ALICO that include a Guaranteed Minimum Income Benefit under Agreement 1 and a Guaranteed Minimum Withdrawal Benefit under Agreement 2. The contracts assumed also include a Guaranteed Minimum Death Benefit provision under both Agreements 1 and 2. The GMIB (prior to its utilization date), GMWB and the GMDB have a 100 percent quota share and are assumed under coinsurance agreements. The GMIB (after its utilization date) has a 100 percent quota share and is assumed under the modified coinsurance provisions of Agreement 1. The benefits provided by the reinsured contracts under Agreement 1 are assumed with a 50 percent quota share under a modified coinsurance agreement. The benefits provided by the reinsured contracts under Agreement 2 are assumed with a varied quota share under a modified coinsurance agreement. Both agreements are unlimited in duration but were terminated for new business. Pursuant to the coinsurance portions of both Agreements, the Company records reserve liabilities for the amount of the reserves calculated for the GMIB, GMWB and GMDB provisions of the reinsured contracts. The reserves for the GMIB, GMWB and GMDB were $39 million and $28 million for the years ended December 31, 2011 and 2010, respectively.

All monetary amounts of the Agreement and settlement transactions are expressed in Japanese Yen. The foreign currency translation adjustment related to all provisions of the Agreement was not significant to the Company's consolidated results of operations or financial condition.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


10.DEBT

ADVANCES FROM THE FEDERAL HOME LOAN BANK OF DALLAS

In 2011, the Company became a member of the Federal Home Loan Bank ("FHLB") of Dallas. Membership with the FHLB provides the Company with collateralized borrowing opportunities, primarily as an additional source of contingent liquidity. At December 31, 2011, the carrying value of the Company's ownership in the FHLB of Dallas was $20 million, which was reported as partnership and other invested assets. When a cash advance is obtained, the Company is required to pledge certain mortgage-backed securities, government and agency securities, other qualifying assets and its ownership interest in the FHLB of Dallas to secure advances obtained from the FHLB. Upon any event of default by the Company, the FHLB of Dallas's recovery would generally be limited to the amount of the Company's liability under advances borrowed. The Company plans to obtain funding, in the form of cash advances, from the FHLB of Dallas in 2012. See
Note 16.

11.COMMITMENTS AND CONTINGENT LIABILITIES

COMMITMENTS

LEASES

The Company has various long-term, noncancelable operating leases, primarily for office space and equipment, which expire at various dates through 2018. At December 31, 2011, the future minimum lease payments under the operating leases are as follows:

                                       (In Millions)
                           2012.......      $10
                           2013.......        9
                           2014.......        7
                           2015.......        5
                           2016.......        3
                           Thereafter.        2
                                            ---
                           Total......      $36
                                            ===

Rent expense was $12 million, $14 million and $13 million for the years ended December 31, 2011, 2010 and 2009 respectively.

The leasing operations of Castle 1 Trust consist of leasing aircraft under operating leases which expire on various dates through 2016. At December 31, 2011, future minimum lease payments, including an estimated U.S. dollar equivalent for lease payments denominated in Euros using an exchange rate in effect at December 31, 2011, to be received by Castle 1 Trust under operating leases for the years ended December 31 are as follows:

                                     (In Millions)
                              2012..     $ 71
                              2013..       48
                              2014..       23
                              2015..        6
                              2016..        1
                                         ----
                              Total.     $149
                                         ====

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

The Company had commitments to provide funding to various limited partnerships totaling $517 million and $688 million for the periods ended December 31, 2011 and 2010, respectively. The commitments to invest in limited partnerships and other funds are called at the discretion of each fund, as needed and subject to the provisions of such fund's governing documents, for funding new investments, follow-on investments and/or fees and other expenses of the fund. $499 million of the total commitments at December 31, 2011 are currently expected to expire by 2012, and the remaining by 2014 based on the expected life cycle of the related fund and the Company's historical funding trends for such commitments.

MORTGAGE LOAN COMMITMENTS

The Company had $74 million in commitments relating to mortgage loans at December 31, 2011.

CONTINGENT LIABILITIES

LEGAL AND REGULATORY MATTERS

The Company is party to various lawsuits and proceedings arising in the ordinary course of business. These lawsuits and proceedings include certain class action claims and claims filed by individuals who have excluded themselves from settlement of class action lawsuits relating to life insurance pricing and sales practices. In addition, many of these proceedings are pending in jurisdictions that permit damage awards disproportionate to the actual economic damages alleged to have been incurred. Based upon information presently available, the Company believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on the Company's results of operations, cash flows and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions continues to create the potential for an unpredictable judgment in any given suit.

All fifty states and the District of Columbia have laws requiring solvent life insurance companies, through participation in guaranty associations, to pay assessments to protect the interests of policyholders of insolvent life insurance companies. These state insurance guaranty associations generally levy assessments, up to prescribed limits, on member insurers in a particular state based on the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. Such assessments are used to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. The Company accrues liabilities for guaranty fund assessments when an assessment is probable and can be reasonably estimated. The Company estimates the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While the Company cannot predict the amount and timing of any future guaranty fund assessments, the Company has established reserves it believes are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings. The Company accrued $9 million and $6 million for these guaranty fund assessments at December 31, 2011, and 2010, respectively, which is reported within other liabilities in the accompanying consolidated balance sheets.

Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the consolidated financial position, results of operations or cash flows of the Company.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


12.Total Equity

Capital contributions received by the Company were as follows:

                                                 2011 2010  2009
                                                 ---- ---- ------
                                                  (In Millions)
               Cash from Parent................. $--  $--  $1,280
               All other non cash contributions.  10    2       6
                                                 ---  ---  ------
                  Total capital contributions... $10  $ 2  $1,286
                                                 ===  ===  ======

The components of accumulated other comprehensive income are as follows:

                                                             2011     2010     2009
                                                           -------  -------  -------
                                                                 (In Millions)
Fixed maturity and equity securities, available for sale:
   Gross unrealized gains................................. $ 6,943  $ 4,456  $ 3,285
   Gross unrealized losses................................  (1,028)  (1,106)  (2,874)
Net unrealized gains on other invested assets.............     335      211      562
Adjustments to DAC, VOBA and deferred sales inducements...    (674)    (345)    (300)
Insurance loss recognition................................    (911)      --       --
Foreign currency translation adjustments..................      (2)       5        8
Deferred federal and state income tax expense.............  (1,637)  (1,118)    (200)
                                                           -------  -------  -------
   Accumulated other comprehensive income (a)............. $ 3,026  $ 2,103  $   481
                                                           =======  =======  =======

(a)Includes a decrease of $1.6 billion in 2009 related to the cumulative effect of adopting a new other-than-temporary impairment accounting standard. See
   Note 2 for additional disclosures on this standard.

Dividends that the Company may pay to the Parent in any year without prior approval of the Texas Department of Insurance ("TDI") are limited by statute. The maximum amount of dividends which can be paid to shareholders of insurance companies domiciled in the state of Texas without obtaining the prior approval of the TDI is limited to the greater of either 10 percent of the preceding year's statutory surplus or the preceding year's statutory net gain from operations not in excess of unassigned surplus. The maximum dividend payout that may be made in 2012 without prior approval of the TDI is $1.1 billion.

In 2011, the Company paid dividends totaling $902 million to its Parent. Dividend payments in excess of positive retained earnings were classified and reported as a return of capital.

The Company is required to file financial statements prepared in accordance with statutory accounting practices prescribed or permitted by state insurance regulatory authorities. Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, excluding certain assets from statutory admitted assets and valuing investments and establishing deferred taxes on a different basis.

The TDI has the right to permit specific practices that deviate from prescribed practices. In 2010, the Company received permission from the TDI to restate the statutory gross paid-in and contributed statutory surplus and the unassigned funds components of its statutory surplus, similar to the restatement of statutory surplus balances that occurs pursuant to the prescribed accounting guidance for a quasi-reorganization. The effective date was September 30, 2010. This statutory restatement resulted in an increase in statutory unassigned funds of $7.9 billion to offset the Company's losses incurred as a result of its participation in the Securities Lending Program, and a corresponding decrease in statutory gross paid-in and contributed statutory surplus of $7.9 billion. The permitted practice had no impact on either the Company's statutory basis net income or total statutory surplus or impact on these financial statements. In addition, there was no impact on the Company's risk-based capital results.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Statutory net income (loss) and capital and surplus of AGL at December 31 were as follows:

                                              2011   2010   2009
                                             ------ ------ ------
                                                 (In Millions)
              Statutory net income (loss)... $1,055 $  426 $ (101)
              Statutory capital and surplus. $7,394 $6,597 $5,914

13. FEDERAL INCOME TAXES

The components of the provision for income taxes on pretax income for the years ended December 31 were as follows:

                                                 2011   2010  2009
                                                -----  -----  ----
                                                   (In Millions)
            Current............................ $(196) $ 153  $(14)
            Deferred...........................   198   (561)  205
                                                -----  -----  ----
            Total income tax expense (benefit). $   2  $(408) $191
                                                =====  =====  ====

The US statutory income tax rate is 35 percent for 2011, 2010 and 2009. Actual tax expense on income differs from the statutory amount computed by applying the federal income tax rate for the years ended December 31 due to the following:

                                                         2011   2010  2009
                                                        -----  -----  ----
                                                           (In Millions)
     US federal income tax (benefit) at statutory rate. $ 608  $ 551  $  4
     Adjustments:
        Valuation allowance............................  (576)  (948)  202
        Dividends received deduction...................   (31)   (17)  (30)
        Audit corrections..............................     1      4    (2)
        Prior year corrections.........................    (2)   (11)    1
        Other credits, taxes and settlements...........     2     13    16
                                                        -----  -----  ----
     Total income tax expense (benefit)................ $   2  $(408) $191
                                                        =====  =====  ====

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of deferred tax assets and liabilities at December 31 are as follows:

                                                                            2011     2010
                                                                          -------  -------
                                                                            (In Millions)
Deferred tax assets:
   Excess capital losses and other tax carryovers........................ $ 2,364  $ 2,592
   Basis differential of investments.....................................     810    1,182
   Policy reserves.......................................................     716      331
   Other.................................................................      62        9
                                                                          -------  -------
   Total deferred tax assets before valuation allowance..................   3,952    4,114
   Valuation allowance...................................................  (2,343)  (2,918)
                                                                          -------  -------
   Total deferred tax assets.............................................   1,609    1,196

Deferred tax liabilities:
   Deferred policy acquisition costs.....................................  (2,065)  (1,761)
   Net unrealized gains on debt and equity securities available for sale.  (1,947)  (1,123)
   State deferred tax liabilities........................................     (24)      (2)
   Other.................................................................      --       (6)
                                                                          -------  -------
   Total deferred tax liabilities........................................  (4,036)  (2,892)
                                                                          -------  -------

Net deferred tax liability............................................... $(2,427) $(1,696)
                                                                          =======  =======

The net deferred tax liability is included with current taxes in income taxes payable to Parent for 2011 and 2010 on the consolidated balance sheets.

At December 31, 2011, the Company had the following capital loss carryforwards:

                                 Amount     Year expired
                              ------------- ------------
                              (In Millions)
                       2008..    $6,315         2013
                       2009..       439         2014
                                 ------
                       Total.    $6,754
                                 ======

The Company is included in the consolidated federal income tax return of its ultimate parent, AIG. Under the tax sharing agreement with AIG, taxes are recognized and computed on a separate company basis. To the extent that benefits for net operating losses, foreign tax credits or net capital losses are utilized on a consolidated basis, the Company will recognize tax benefits based upon the amount of the deduction and credits utilized in the consolidated federal income tax return.

In general, realization of deferred tax assets depends on a company's ability to generate sufficient taxable income of the appropriate character within the carryforward periods in the jurisdictions in which the net operating losses and deductible temporary differences were incurred. The Company assessed its ability to realize the deferred tax asset of $3.9 billion and concluded that a $2.3 billion valuation allowance was required to reduce the deferred tax asset at December 31, 2011 to an amount the Company believes is more likely than not to be realized.

When making its assessment, the Company considered all available evidence, including the impact of being included in the consolidated federal tax return of AIG, future reversals of existing taxable temporary differences, estimated future GAAP taxable income, and tax planning strategies the Company would implement, if necessary, to realize the net deferred tax asset.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


In assessing future GAAP taxable income, the Company considered its strong earnings history exclusive of the recent losses on the securities lending program, because the Company and AIG entered into transactions with the New York Fed to limit exposure to future losses. The Company also considered the taxable income from sales of businesses under the asset disposition plan of AIG, the continuing earnings strength of the businesses AIG intends to retain and AIG's announced debt and preferred stock transactions with the New York Fed and U.S. Department of the Treasury (the "Department of the Treasury"), respectively, together with other actions AIG is taking, when assessing the ability to generate sufficient future taxable income during the relevant carryforward periods to realize the deferred tax asset.

Estimates of future taxable income generated from specific transactions and tax planning strategies discussed above could change in the near term, perhaps materially, which may require the Company to adjust its valuation allowance. Such adjustment, either positive or negative, could be material to the Company's financial condition or it results of operations for an individual period.

In evaluating the realizability of the loss carryforwards, the Company considered the relief provided by Internal Revenue Service ("IRS") Notice 2008-84 which provides that the limitation on loss carryforwards that can arise as a result of one or more acquisitions of stock of a loss company will not apply to such stock acquisitions for any period during which the United States becomes a direct or indirect owner of more than 50 percent interest in the loss company.

A reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits is as follows:

                                                         December 31,
                                                         -------------
                                                          2011   2010
                                                         -----   ----
                                                         (In Millions)
           Gross unrecognized tax benefits at beginning
             of period.................................. $ 300   $165
              Increases in tax positions for prior
                years...................................    --    135
              Decreases in tax positions for prior
                years...................................  (275)    --
                                                         -----   ----
           Gross unrecognized tax benefits at end
             of period.................................. $  25   $300
                                                         =====   ====

The Company continually evaluates proposed adjustments by taxing authorities. At December 31, 2011, such proposed adjustments would not result in a material change to the Company's financial condition. Although it is reasonably possible that a significant change in the balance of unrecognized tax benefits may occur within the next twelve months, at this time it is not possible to estimate the range of the change due to the uncertainty of the potential outcomes.

At December 31, 2011 and 2010, the Company's unrecognized tax benefits, excluding interest and penalties, were $25 million and $300 million, respectively. As of December 31, 2011 and 2010, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $25 million and $299 million, respectively.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At December 31, 2011 and 2010, the Company had accrued $5 million each year, respectively, for the payment of interest (net of federal benefit) and penalties. For the years ended December 31, 2011, 2010 and 2009, the Company recognized an expense of $122 thousand, $1 million and $1 million, respectively, of interest (net of federal benefit) and penalties in the consolidated statements of income (loss).

The Company is currently under IRS examination for the taxable years 2003 to 2006. Although the final outcome of possible issues raised in any future examination is uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the consolidated financial statements. The Company's taxable years 2001 to 2011 remain subject to examination by major tax jurisdictions.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


14. RELATED-PARTY TRANSACTIONS

EVENTS RELATED TO AIG

On January 14, 2011 (the "Closing"), AIG completed a series of integrated transactions to recapitalize AIG (the "Recapitalization") with the Department of the Treasury, and the New York Fed and the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"), including the repayment of all amounts owed under the Credit Agreement, dated as of September 22, 2008. At the Closing, AIG repaid to the New York Fed approximately $21 billion in cash, representing complete repayment of all amounts owing under AIG's revolving credit facility with the New York Fed (the "New York Fed credit facility"), and the New York Fed credit facility was terminated. The funds for the repayment came from the net cash proceeds from AIG's sale of 67 percent of the ordinary shares of AIA Group Limited ("AIA") in its initial public offering and from AIG's sale of American Life Insurance Company ("ALICO") in 2010.

Additional information on AIG is publicly available in AIG's regulatory filings with the U.S. Securities and Exchange Commission ("SEC"), which can be found at www.sec.gov. Information regarding AIG as described herein is qualified by regulatory filings AIG files from time to time with the SEC.

OPERATING AGREEMENTS

Pursuant to a cost allocation agreement, the Company purchases administrative, investment management, accounting, marketing and data processing services from AIG or its subsidiaries. The allocation of costs for investment management services is based on the level of assets under management. The allocation of costs for other services is based on estimated level of usage, transactions or time incurred in providing the respective services. The Company paid approximately $108 million, $55 million and $50 million for such services in 2011, 2010 and 2009, respectively. Accounts payable for such services at December 31, 2011 were $28 million and were not material at December 31, 2010. The Company rents facilities and provides services on an allocated cost basis to various affiliates. The Company also provides shared services, including technology, to a number of AIG's life insurance subsidiaries. The Company received approximately $187 million, $234 million and $265 million for such services and rent in 2011, 2010 and 2009, respectively. Accounts receivable for rent and services at December 31, 2011 were $27 million and were not material were at December 31, 2010.

NOTES OF AFFILIATES

On September 15, 2006, the Company invested $415 million in a 5.57 percent fixed rate Senior Promissory Note issued by SunAmerica Financial Group, Inc. ("SAFG, Inc."), which matured on September 15, 2011. The Company recognized interest income of $16 million, $23 million and $23 million on the Note during 2011, 2010 and 2009, respectively. Upon maturity, the Company reinvested $300 million in a 5.57 percent Senior Promissory Note due September 30, 2014, issued by SAFG, Inc. The Company recognized interest income of $5 million on the Note during 2011.

On December 15, 2005, the Company invested $116 million in a Senior Promissory
Note issued by AGC Life, which matured on December 15, 2010. The Company recognized interest income on the Note of $6 million and $6 million during 2010 and 2009, respectively. Upon maturity, the Company reinvested the $116 million in a 6.10 percent Senior Promissory Note due December 15, 2020, issued by AGC Life. The Company recognized interest income of $7 million and $314 thousand on the Note during 2011 and 2010, respectively.

On December 7, 2005, the Company acquired 5.75 percent Senior Notes due December 14, 2015, issued by Transatlantic Holdings, Inc., an affiliate of the Company, at a cost of $163 million. Other affiliates of the Company are holders of the same class of securities. On June 10, 2009, AIG closed a public offering of 29.9 million shares of Transatlantic Holdings, Inc. common stock owned by AIG. At the close of the public offering, AIG retained 13.9 percent of Transatlantic Holdings, Inc. outstanding common stock. As a result, AIG deconsolidated Transatlantic and the Company's investment in Transatlantic Holdings, Inc. was no longer considered affiliated. The Company recognized interest income of $4 million on the Notes while they were still considered an affiliate during 2009. On March 15, 2010, AIG closed a secondary public offering of 8.5 million shares of Transatlantic Holdings, Inc.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

common stock owned by American Home Assurance Company, a subsidiary of AIG, further reducing AIG's investment in this former affiliate.

In 2004, the Company purchased 38.7 percent of the non-voting preferred equity issued by Castle 2 Trust for $117 million. The Company's investment in Castle 2 Trust preferred equity is reported within partnerships and other invested assets on the consolidated balance sheets. The remaining non-voting preferred equity and 100 percent of the voting equity of Castle 2 Trust, are held by affiliates of the Company. The purchase of the non-voting equity interest of Castle 2 Trust was funded by a capital contribution received from the Parent. In 2004, the Company purchased $65 million of fixed-rate asset backed notes issued by Castle 2 Trust. The notes mature on November 15, 2026 and are included in bonds on the consolidated balance sheets. Affiliates of the Company own the majority of the notes payable of Castle 2 Trust. Castle 2 Trust is a Delaware statutory trust established on November 21, 2003. The business of Castle 2 Trust and its wholly owned subsidiaries is limited to acquiring, owning, leasing, maintaining, operating and selling a portfolio of commercial jet aircraft.

On September 23, 2003, the Company purchased 68.0 percent of the non-voting preferred equity issued by Castle 1 Trust for $182 million. The remaining non-voting preferred equity and 100 percent of the voting equity of Castle 1 Trust are held by affiliates of the Company. On September 23, 2003, the Company purchased $465 million of fixed-rate asset backed notes and subordinated deferred interest notes issued by Castle 1 Trust, which mature on May 15, 2027. Castle 1 Trust is a Delaware statutory trust established on July 31, 2003. The business of Castle 1 Trust and its wholly owned subsidiaries is limited to acquiring, owning, leasing, maintaining, operating and selling a portfolio of commercial jet aircraft. Castle 1 Trust is consolidated in the Company's financial statements.

During the year ended December 31, 2011, the Company recognized reductions in net investment income resulting from impairment losses of $33 million pertaining to its ownership interest in Castle 2 Trust. The impairments recognized by the investee were primarily related to salvage/residual values and future estimated lease payments on aircraft owned by Castle 2 Trust. The Company did not recognize any reductions in net investment income related to asset impairments recognized by this investee during the year ended
December 31, 2010.

Castle 1 Trust, which is fully consolidated, recognized impairment losses of $86 million and $5 million for the years ended December 31, 2011 and 2010, respectively.

AMERICAN HOME GUARANTEE

American Home Assurance Company ("American Home"), an indirect wholly owned subsidiary of AIG, has terminated the General Guarantee Agreement dated
March 3, 2003 ("the Guarantee") with respect to prospectively issued policies and contracts issued by the Company. The Guarantee terminated on December 29, 2006 ("Point of Termination"). Pursuant to its terms, the Guarantee does not apply to any group or individual policy, contract or certificate issued after the Point of Termination. The Guarantee will continue to cover the policies, contracts and certificates with a date of issue earlier than the Point of Termination until all insurance obligations under such policies, contracts and certificates are satisfied in full. American Home's audited statutory financial statements are filed with the SEC in the Company's registration statements for its variable products that were issued prior to the Point of Termination.

CAPITAL MAINTENANCE AGREEMENT

On March 30, 2011, AIG and the Company entered into an Unconditional Capital Maintenance Agreement ("CMA"). Among other things, the CMA provides that AIG would maintain the Company's total adjusted capital (as defined under applicable insurance laws) at or above a certain specified minimum percentage of the Company's projected company action level risk-based capital ("RBC") (as defined under applicable insurance laws). The CMA also provides that if the Company's total adjusted capital is in excess of a certain specified minimum percentage of the Company's company action level RBC (as reflected in the Company's quarterly or annual statutory financial statement), subject to board and regulatory approval(s), the Company would declare and pay ordinary dividends to its equity holders in an amount in excess of that required to maintain the specified minimum percentage.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


OTHER

Effective August 1, 2003, the Company and AIGB entered into a Cut-through Agreement pursuant to which insurers, their beneficiaries and owners were granted a direct right of action against the Company in the event AIGB becomes insolvent or otherwise cannot or refuses to perform its obligations under certain life insurance policies issued by AIGB. The Cut-through Agreement was approved by the Texas Department of Insurance. The amount of the retained liability on AIGB's books related to this agreement totaled $445 thousand at December 31, 2011 and $455 thousand at December 31, 2010. The Company believes the probability of loss under this agreement is remote.

The Company engages in structured settlement transactions, certain of which transactions involve affiliated property and casualty insurance company members of the Chartis group of AIG. In a structured settlement arrangement, a property and casualty insurance policy claimant has agreed to settle a casualty insurance claim in exchange for fixed payments over either a fixed determinable period of time or a life contingent period. In such claim settlement arrangements, a casualty insurance claim payment provides the funding for the purchase of a single premium immediate annuity ("SPIA") issued by the Company for the ultimate benefit of the claimant. The portion of the Company's liabilities related to structured settlements involving life contingencies are reported in future policy benefits, while the portion not involving life contingencies are reported in policyholder contract deposits. In certain structured settlement arrangements the property and casualty insurance company remains contingently liable for the payments to the claimant. The Company carried liabilities of $249 million and $228 million at December 31, 2011 and 2010, respectively, related to SPIAs issued by the Company in conjunction with structured settlement transactions involving Chartis members where those Chartis members remained contingently liable for the payments to the claimant. In addition, the Company carried liabilities for the structured settlement transactions where the Chartis members were no longer contingently liable for the payments to the claimant.

15. BENEFIT PLANS

Effective January 1, 2002, the Company's employees participate in various benefit plans sponsored by AIG, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance (the "U.S. Plans"). AIG's U.S. Plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates.

The Company is jointly and severally responsible with AIG and other participating companies for funding obligations for the U.S. Plans, Employee Retirement Income Security Act ("ERISA") qualified defined contribution plans and ERISA plans issued by other AIG subsidiaries (the "ERISA Plans"). If the ERISA Plans do not have adequate funds to pay obligations due participants, the Pension Benefit Guaranty Corporation or Department of Labor could seek payment of such amounts from the members of the AIG ERISA control group, including the Company. Accordingly, the Company is contingently liable for such obligations. The Company believes that the likelihood of payment under any of these plans is remote. Accordingly, the Company has not established any liability for such contingencies.

16. SUBSEQUENT EVENTS

The Company has evaluated subsequent events through the date the financial statements were issued.

ML II

Through a series of transactions that occurred during the three month period ending March 31, 2012, the New York Fed initiated the sales of the remaining securities held by ML II. These sales resulted in the Company receiving principal payments of $81 million on March 1, 2012 and additional cash receipts of $501 million on March 15, 2012 from ML II that consisted of $290 million, $42 million, and $169 million in principal, contractual interest and residual cash flows, respectively, effectively monetizing the Company's ML II interests.

The total amount received by the Company from ML II, $582 million, was remitted as a return of capital to the Company's intermediate parent company and ultimately remitted to AIG.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


FHLB CASH ADVANCE

On February 7, 2012, the Company borrowed $21 million as a cash advance from the FHLB of Dallas. The fair value of collateral pledged to secure advances obtained from the FHLB of Dallas on February 7, 2012, was $25 million.

SECURITIES LENDING PROGRAM

The Company has adopted a new securities lending program intended to provide an additional source of liquidity for the Company, pursuant to which the Company is able to raise liquidity through secured borrowings backed by its existing securities portfolio. The targeted program was approved by the Company's board of directors in February 2012. No securities lending transactions have been entered into under the program.

INSURANCE COMPANY MERGER

On December 31, 2012, the Company intends to merge with several other SunAmerica Financial Group insurance companies, with AGL being the surviving company, to implement a more efficient legal entity structure, while continuing to market products and services under currently existing brands. The merging companies are also indirect, wholly owned subsidiaries of AIG. The merger transaction is subject to receipt of all required regulatory approvals, including the approvals of certain state insurance departments.

[Logo] American General
           Life Companies

                                                               Variable Annuity
                                                             Separate Account D

                                                                           2011

                                                                  ANNUAL REPORT

                                                              December 31, 2011

                                        American General Life Insurance Company

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
American General Life Insurance Company and Contract Owners of
American General Life Insurance Company Separate Account D

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Divisions listed in Note 1 of American General Life Insurance Company Separate Account D at December 31, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and each of their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the management of American General Life Insurance Company; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investment securities at December 31, 2011 by correspondence with the mutual fund companies, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP
Houston, Texas
April 25, 2012

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2011

                                                                 Due from (to)                                     NET ASSETS
                                                                   American                Contract   Contract   ATTRIBUTABLE TO
                                                    Investment   General Life              owners -   owners -      CONTRACT
                                                   securities -    Insurance               annuity  accumulation      OWNER
Divisions                                          at fair value    Company    NET ASSETS  reserves   reserves      RESERVES
---------                                          ------------- ------------- ----------- -------- ------------ ---------------
American Century VP Value Fund - Class I            $   285,631     $    -     $   285,631 $      - $   285,631    $   285,631
Credit Suisse U.S. Equity Flex I Portfolio                    -          -               -        -           -              -
Dreyfus IP MidCap Stock Portfolio - Initial
  Shares                                                137,067          -         137,067        -     137,067        137,067
The Dreyfus Socially Responsible Growth Fund,
  Inc. - Initial Shares                                 284,713          -         284,713        -     284,713        284,713
Dreyfus VIF Opportunistic Small Cap Portfolio -
  Initial Shares                                        332,274          -         332,274        -     332,274        332,274
Dreyfus VIF Quality Bond Portfolio - Initial
  Shares                                                894,602          -         894,602        -     894,602        894,602
Fidelity VIP Asset Manager Portfolio - Initial
  Class                                                 124,552          -         124,552        -     124,552        124,552
Fidelity VIP Asset Manager Portfolio - Service
  Class 2                                               114,092          -         114,092        -     114,092        114,092
Fidelity VIP Contrafund Portfolio - Service
  Class 2                                               486,722          -         486,722        -     486,722        486,722
Fidelity VIP Equity-Income Portfolio - Service
  Class 2                                               449,691          -         449,691        -     449,691        449,691
Fidelity VIP Growth Portfolio - Service Class 2         256,490          -         256,490        -     256,490        256,490
Fidelity VIP Index 500 Portfolio - Initial Class         51,415          -          51,415        -      51,415         51,415
Fidelity VIP Overseas Portfolio - Initial Class          19,128          -          19,128        -      19,128         19,128
Franklin Templeton Templeton Foreign
  Securities Fund - Class 2                             153,415          -         153,415        -     153,415        153,415
Goldman Sachs VIT Strategic Growth Fund -
  Institutional Shares                                   38,091          -          38,091        -      38,091         38,091
Invesco High Yield Fund - Class A                     1,854,760          -       1,854,760        -   1,854,760      1,854,760
Invesco Money Market Fund - Class A5                    103,059          -         103,059    7,361      95,698        103,059
Invesco V.I. Core Equity Fund - Series I                714,929          -         714,929        -     714,929        714,929
Invesco V.I. Government Securities Fund -
  Series I                                            2,540,369          -       2,540,369   44,860   2,495,509      2,540,369
Invesco V.I. High Yield Fund - Series I                 870,568          -         870,568        -     870,568        870,568
Invesco V.I. International Growth Fund - Series I       337,371          -         337,371        -     337,371        337,371
Invesco Van Kampen Comstock Fund - Class A            2,649,863          -       2,649,863   22,351   2,627,512      2,649,863
Invesco Van Kampen Corporate Bond Fund -
  Class A                                                     -          -               -        -           -              -
Invesco Van Kampen High Yield Fund - Class A                  -          -               -        -           -              -
Invesco Van Kampen V.I. Capital Growth Fund -
  Series I                                            4,255,970          -       4,255,970  461,499   3,794,471      4,255,970
Invesco Van Kampen V.I. Comstock Fund -
  Series I                                            2,418,307          -       2,418,307        -   2,418,307      2,418,307
Invesco Van Kampen V.I. Global Value Equity
  Fund - Series I                                     1,084,105          -       1,084,105        -   1,084,105      1,084,105
Invesco Van Kampen V.I. Government Fund -
  Series I                                                    -          -               -        -           -              -
Invesco Van Kampen V.I. Growth and Income
  Fund - Series I                                    10,587,864          -      10,587,864        -  10,587,864     10,587,864
Invesco Van Kampen V.I. High Yield Fund -
  Series I                                                    -          -               -        -           -              -
Invesco Van Kampen V.I. Mid Cap Value Fund -
  Series I                                            3,919,516          -       3,919,516        -   3,919,516      3,919,516
Invesco Van Kampen V.I. Value Fund - Series I                 -          -               -        -           -              -
Janus Aspen Enterprise Portfolio - Service
  Shares                                                103,897          -         103,897        -     103,897        103,897
Janus Aspen Overseas Portfolio - Service Shares         113,926          -         113,926        -     113,926        113,926
Janus Aspen Worldwide Portfolio - Service
  Shares                                                 34,317          -          34,317        -      34,317         34,317
JPMorgan Insurance Trust Small Cap Core
  Portfolio - Class 1                                    43,401          -          43,401        -      43,401         43,401
MFS VIT Core Equity Series - Initial Class              171,513          -         171,513        -     171,513        171,513
MFS VIT Growth Series - Initial Class                   544,150          -         544,150        -     544,150        544,150
MFS VIT New Discovery Series - Initial Class             83,663          -          83,663        -      83,663         83,663
MFS VIT Research Series - Initial Class                 101,407          -         101,407        -     101,407        101,407
Neuberger Berman AMT Balanced Portfolio -
  Class I                                                 6,221          -           6,221        -       6,221          6,221
Neuberger Berman AMT Mid-Cap Growth
  Portfolio - Class I                                    67,295          -          67,295        -      67,295         67,295
PIMCO VIT Real Return Portfolio -
  Administrative Class                                  484,831          -         484,831        -     484,831        484,831
PIMCO VIT Short-Term Portfolio -
  Administrative Class                                  192,777          -         192,777        -     192,777        192,777
PIMCO VIT Total Return Portfolio -
  Administrative Class                                  535,543          -         535,543        -     535,543        535,543
Pioneer Fund VCT Portfolio - Class I                    169,200          -         169,200        -     169,200        169,200
Pioneer Growth Opportunities VCT Portfolio -
  Class I                                               297,062          -         297,062        -     297,062        297,062
Principal Capital Appreciation Account - Class 1      3,919,277          -       3,919,277        -   3,919,277      3,919,277
Principal Diversified International Account -
  Class 1                                             2,475,756          -       2,475,756      448   2,475,308      2,475,756
Principal Equity Income Account - Class 1             3,432,530          -       3,432,530        -   3,432,530      3,432,530
Principal Government & High Quality Bond
  Account - Class 1                                   3,822,686          -       3,822,686      828   3,821,858      3,822,686
Principal Income Account - Class 1                    4,587,183          -       4,587,183      758   4,586,425      4,587,183
Principal LargeCap Blend Account II - Class 1         6,781,910          -       6,781,910        -   6,781,910      6,781,910
Principal LargeCap Growth Account - Class 1           9,814,490          -       9,814,490      548   9,813,942      9,814,490

                            See accompanying notes.

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D

STATEMENTS OF ASSETS AND LIABILITIES - CONTINUED
DECEMBER 31, 2011

                                                                Due from (to)                                     NET ASSETS
                                                                  American                Contract   Contract   ATTRIBUTABLE TO
                                                   Investment   General Life              owners -   owners -      CONTRACT
                                                  securities -    Insurance               annuity  accumulation      OWNER
Divisions                                         at fair value    Company    NET ASSETS  reserves   reserves      RESERVES
---------                                         ------------- ------------- ----------- -------- ------------ ---------------
Principal Money Market Account - Class 1           $ 2,043,482     $    -     $ 2,043,482 $     -  $ 2,043,482    $ 2,043,482
Principal SAM Balanced Portfolio - Class 1          34,187,956          -      34,187,956  57,858   34,130,098     34,187,956
Principal SAM Conservative Balanced Portfolio -
  Class 1                                            1,970,566          -       1,970,566       -    1,970,566      1,970,566
Principal SAM Conservative Growth Portfolio -
  Class 1                                           24,466,077          -      24,466,077       -   24,466,077     24,466,077
Principal SAM Flexible Income Portfolio - Class
  1                                                  5,074,691          -       5,074,691       -    5,074,691      5,074,691
Principal SAM Strategic Growth Portfolio - Class
  1                                                  8,853,572          -       8,853,572       -    8,853,572      8,853,572
Principal Short-Term Income Account - Class 1        1,866,557          -       1,866,557       -    1,866,557      1,866,557
Principal SmallCap Growth Account II - Class 1       2,938,319          -       2,938,319     371    2,937,948      2,938,319
Putnam VT Growth and Income Fund - Class IB            304,307          -         304,307       -      304,307        304,307
Putnam VT International Value Fund - Class IB           72,728          -          72,728       -       72,728         72,728
Royce Small-Cap Portfolio                            1,547,557          -       1,547,557       -    1,547,557      1,547,557
UIF Core Plus Fixed Income Portfolio - Class I
  Shares                                             1,335,854          -       1,335,854       -    1,335,854      1,335,854
UIF Emerging Markets Equity Portfolio - Class I
  Shares                                             1,182,805          -       1,182,805       -    1,182,805      1,182,805
UIF Global Tactical Asset Allocation Portfolio -
  Class I Shares                                       813,635          -         813,635       -      813,635        813,635
UIF Growth Portfolio - Class I Shares                2,662,760          -       2,662,760       -    2,662,760      2,662,760
UIF U.S. Real Estate Portfolio - Class I Shares      1,003,996          -       1,003,996       -    1,003,996      1,003,996
VALIC Company I Blue Chip Growth Fund                  106,056          -         106,056       -      106,056        106,056
VALIC Company I Dividend Value Fund                     49,448          -          49,448       -       49,448         49,448
VALIC Company I Global Social Awareness
  Fund                                                       -          -               -       -            -              -
VALIC Company I Health Sciences Fund                    83,045          -          83,045       -       83,045         83,045
VALIC Company I International Equities Fund            248,001          -         248,001       -      248,001        248,001
VALIC Company I Mid Cap Index Fund                   1,158,216          -       1,158,216       -    1,158,216      1,158,216
VALIC Company I Money Market I Fund                 12,139,314          -      12,139,314       -   12,139,314     12,139,314
VALIC Company I Nasdaq-100 Index Fund                  133,347          -         133,347       -      133,347        133,347
VALIC Company I Science & Technology Fund               81,846          -          81,846       -       81,846         81,846
VALIC Company I Small Cap Index Fund                   190,558          -         190,558       -      190,558        190,558
VALIC Company I Stock Index Fund                     1,419,330          -       1,419,330       -    1,419,330      1,419,330

                            See accompanying notes.

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011

                                    A            B            A+B=C          D             E             F           C+D+E+F
                                           Mortality and                                           Net change in     INCREASE
                                            expense risk                Net realized Capital gain    unrealized   (DECREASE) IN
                                Dividends       and            NET      gain (loss)  distributions  appreciation    NET ASSETS
                               from mutual administrative  INVESTMENT        on       from mutual  (depreciation) RESULTING FROM
Divisions                         funds       charges     INCOME (LOSS) investments      funds     of investments   OPERATIONS
---------                      ----------- -------------- ------------- ------------ ------------- -------------- --------------
American Century VP Value
  Fund - Class I                $  6,728     $  (4,518)     $   2,210    $   8,363      $     -      $  (9,863)     $     710
Credit Suisse U.S. Equity
  Flex I Portfolio                   325          (744)          (419)       1,190            -         (4,003)        (3,232)
Dreyfus IP MidCap Stock
  Portfolio - Initial Shares         940        (2,436)        (1,496)       3,130            -         (3,307)        (1,673)
The Dreyfus Socially
  Responsible Growth Fund,
  Inc. - Initial Shares            3,200        (4,468)        (1,268)       6,862            -         (5,368)           226
Dreyfus VIF Opportunistic
  Small Cap Portfolio -
  Initial Shares                   1,976        (6,035)        (4,059)       6,071            -        (69,545)       (67,533)
Dreyfus VIF Quality Bond
  Portfolio - Initial Shares      38,184       (14,063)        24,121        2,512            -         30,651         57,284
Fidelity VIP Asset Manager
  Portfolio - Initial Class        2,578        (2,017)           561           87          626         (6,486)        (5,212)
Fidelity VIP Asset Manager
  Portfolio - Service Class 2      2,079        (1,845)           234          305          594         (6,232)        (5,099)
Fidelity VIP Contrafund
  Portfolio - Service Class 2      4,053        (7,823)        (3,770)      12,074            -        (28,055)       (19,751)
Fidelity VIP Equity-Income
  Portfolio - Service Class 2     10,690        (6,749)         3,941        9,508            -        (15,588)        (2,139)
Fidelity VIP Growth Portfolio
  - Service Class 2                  343        (4,247)        (3,904)       4,627        1,064         (5,136)        (3,349)
Fidelity VIP Index 500
  Portfolio - Initial Class        1,031          (828)           203          340        1,299         (1,405)           437
Fidelity VIP Overseas
  Portfolio - Initial Class          318          (378)           (60)         331           51         (4,570)        (4,248)
Franklin Templeton Templeton
  Foreign Securities Fund -
  Class 2                          3,082        (2,408)           674        1,712            -        (23,029)       (20,643)
Goldman Sachs VIT Strategic
  Growth Fund - Institutional
  Shares                             181          (530)          (349)         412            -         (1,581)        (1,518)
Invesco High Yield Fund -
  Class A                         90,243        (9,389)        80,854     (266,018)           -         90,746        (94,418)
Invesco Money Market Fund -
  Class A5                            34          (888)          (854)           -            -              -           (854)
Invesco V.I. Core Equity Fund
  - Series I                       7,585       (11,531)        (3,946)      20,947            -        (23,417)        (6,416)
Invesco V.I. Government
  Securities Fund - Series I           -       (24,335)       (24,335)      26,774            -        162,321        164,760
Invesco V.I. High Yield Fund
  - Series I                           -        (9,431)        (9,431)     (10,811)           -        (32,634)       (52,876)
Invesco V.I. International
  Growth Fund - Series I           6,415        (5,500)           915        8,591            -        (39,787)       (30,281)
Invesco Van Kampen Comstock
  Fund - Class A                  38,183       (21,378)        16,805        7,075            -       (102,176)       (78,296)
Invesco Van Kampen Corporate
  Bond Fund - Class A                143           (25)           118           22            -             32            172
Invesco Van Kampen High Yield
  Fund - Class A                  90,735        (8,226)        82,509       67,412            -        (26,270)       123,651
Invesco Van Kampen V.I.
  Capital Growth Fund -
  Series I                             -       (71,412)       (71,412)      58,721            -       (328,514)      (341,205)
Invesco Van Kampen V.I.
  Comstock Fund - Series I             -       (23,885)       (23,885)     (35,058)           -       (277,563)      (336,506)
Invesco Van Kampen V.I.
  Global Value Equity Fund -
  Series I                        44,391       (18,755)        25,636       18,270            -       (194,954)      (151,048)
Invesco Van Kampen V.I.
  Government Fund - Series I     129,641       (11,908)       117,733     (137,163)           -         37,881         18,451
Invesco Van Kampen V.I.
  Growth and Income Fund -
  Series I                       144,690      (165,238)       (20,548)     149,670            -       (506,915)      (377,793)
Invesco Van Kampen V.I. High
  Yield Fund - Series I          135,643        (5,462)       130,181      (56,394)           -        (17,705)        56,082
Invesco Van Kampen V.I. Mid
  Cap Value Fund - Series I       29,076       (61,025)       (31,949)      79,411            -        (50,669)        (3,207)
Invesco Van Kampen V.I. Value
  Fund - Series I                 50,216       (13,234)        36,982      399,525            -       (178,774)       257,733
Janus Aspen Enterprise
  Portfolio - Service Shares           -        (1,763)        (1,763)         909            -         (4,236)        (5,090)
Janus Aspen Overseas
  Portfolio - Service Shares         629        (2,174)        (1,545)      (2,812)       1,655        (56,956)       (59,658)
Janus Aspen Worldwide
  Portfolio - Service Shares         229          (781)          (552)      (1,499)           -         (7,263)        (9,314)
JPMorgan Insurance Trust
  Small Cap Core Portfolio -
  Class 1                             82          (844)          (762)       4,149            -         (5,191)        (1,804)
MFS VIT Core Equity Series -
  Initial Class                    1,746        (2,613)          (867)       7,362            -         (8,435)        (1,940)
MFS VIT Growth Series -
  Initial Class                    1,156        (8,818)        (7,662)      21,633            -        (15,312)        (1,341)
MFS VIT New Discovery Series
  - Initial Class                      -        (1,412)        (1,412)       2,376       11,758        (22,786)       (10,064)
MFS VIT Research Series -
  Initial Class                      972        (1,513)          (541)         780            -         (2,544)        (2,305)
Neuberger Berman AMT Balanced
  Portfolio - Class I                 20          (106)           (86)          98            -           (101)           (89)
Neuberger Berman AMT Mid-Cap
  Growth Portfolio - Class I           -        (1,247)        (1,247)       7,011            -         (3,002)         2,762
PIMCO VIT Real Return
  Portfolio - Administrative
  Class                           12,018        (7,487)         4,531        4,228       14,030         31,511         54,300
PIMCO VIT Short-Term
  Portfolio - Administrative
  Class                            2,029        (2,911)          (882)         (80)         301         (1,057)        (1,718)
PIMCO VIT Total Return
  Portfolio - Administrative
  Class                           15,882        (8,180)         7,702       (7,384)       7,723          6,092         14,133
Pioneer Fund VCT Portfolio -
  Class I                          2,849        (2,469)           380          192       10,315        (21,105)       (10,218)
Pioneer Growth Opportunities
  VCT Portfolio - Class I              -        (4,504)        (4,504)       5,519            -        (10,182)        (9,167)
Principal Capital
  Appreciation Account -
  Class 1                              -       (60,951)       (60,951)      29,061       28,830        (50,112)       (53,172)
Principal Diversified
  International Account -
  Class 1                          5,472       (41,423)       (35,951)       7,782            -       (341,789)      (369,958)
Principal Equity Income
  Account - Class 1               22,796       (59,813)       (37,017)      42,312            -        118,465        123,760
Principal Government & High
  Quality Bond Account -
  Class 1                          7,557       (58,452)       (50,895)     (11,854)       4,398        252,978        194,627
Principal Income Account -
  Class 1                         20,827       (71,437)       (50,610)     (30,731)           -        323,082        241,741
Principal LargeCap Blend
  Account II - Class 1             2,402      (107,830)      (105,428)      72,296            -        (87,983)      (121,115)

                            See accompanying notes.

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D

STATEMENTS OF OPERATIONS - CONTINUED
FOR THE YEAR ENDED DECEMBER 31, 2011

                                    A            B            A+B=C          D             E             F           C+D+E+F
                                           Mortality and                                           Net change in     INCREASE
                                            expense risk                Net realized Capital gain    unrealized   (DECREASE) IN
                                Dividends       and            NET      gain (loss)  distributions  appreciation    NET ASSETS
                               from mutual administrative  INVESTMENT        on       from mutual  (depreciation) RESULTING FROM
Divisions                         funds       charges     INCOME (LOSS) investments      funds     of investments   OPERATIONS
---------                      ----------- -------------- ------------- ------------ ------------- -------------- --------------
Principal LargeCap Growth
  Account - Class 1            $        -    $(152,616)     $(152,616)    $ 46,401      $     -      $(490,653)     $(596,868)
Principal Money Market
  Account - Class 1                     1      (34,561)       (34,560)           -            -              -        (34,560)
Principal SAM Balanced
  Portfolio - Class 1           1,097,809     (546,058)       551,751      293,085            -       (933,265)       (88,429)
Principal SAM Conservative
  Balanced Portfolio - Class 1     67,627      (29,845)        37,782        4,500       19,878        (44,091)        18,069
Principal SAM Conservative
  Growth Portfolio - Class 1      594,035     (400,017)       194,018      312,385            -       (977,048)      (470,645)
Principal SAM Flexible Income
  Portfolio - Class 1             218,885      (80,689)       138,196       25,760        7,140        (56,650)       114,446
Principal SAM Strategic
  Growth Portfolio - Class 1      153,023     (139,500)        13,523      106,699            -       (415,756)      (295,534)
Principal Short-Term Income
  Account - Class 1                 3,111      (28,490)       (25,379)      (3,627)         319         29,101            414
Principal SmallCap Growth
  Account II - Class 1                  -      (47,030)       (47,030)      37,547            -       (170,539)      (180,022)
Putnam VT Growth and Income
  Fund - Class IB                   4,548       (4,768)          (220)       3,067            -        (24,837)       (21,990)
Putnam VT International Value
  Fund - Class IB                   2,301       (1,199)         1,102         (210)           -        (14,632)       (13,740)
Royce Small-Cap Portfolio           5,498       (6,380)          (882)         223            -        (58,273)       (58,932)
UIF Core Plus Fixed Income
  Portfolio - Class I Shares       50,184      (17,946)        32,238        2,829            -         13,856         48,923
UIF Emerging Markets Equity
  Portfolio - Class I Shares        6,029      (19,920)       (13,891)     (13,548)           -       (272,632)      (300,071)
UIF Global Tactical Asset
  Allocation Portfolio -
  Class I Shares                   12,010      (13,310)        (1,300)      14,126            -        (53,726)       (40,900)
UIF Growth Portfolio - Class
  I Shares                          3,204      (41,271)       (38,067)      18,389            -       (108,345)      (128,023)
UIF U.S. Real Estate
  Portfolio - Class I Shares        9,471      (16,053)        (6,582)      31,091            -         32,828         57,337
VALIC Company I Blue Chip
  Growth Fund                          20         (429)          (409)          28            -          1,492          1,111
VALIC Company I Dividend
  Value Fund                          681         (190)           491           16            -          3,048          3,555
VALIC Company I Global Social
  Awareness Fund                        -          (25)           (25)         203            -           (126)            52
VALIC Company I Health
  Sciences Fund                       297         (327)           (30)          49        5,254          2,311          7,584
VALIC Company I International
  Equities Fund                     7,925       (2,920)         5,005          246            -        (45,833)       (40,582)
VALIC Company I Mid Cap Index
  Fund                             11,313      (16,068)        (4,755)      22,657       72,575       (128,532)       (38,055)
VALIC Company I Money Market
  I Fund                            1,276      (81,249)       (79,973)           -            -              -        (79,973)
VALIC Company I Nasdaq-100
  Index Fund                          499       (1,856)        (1,357)       6,186       16,199        (20,367)           661
VALIC Company I Science &
  Technology Fund                       -       (1,393)        (1,393)         991            -         (6,522)        (6,924)
VALIC Company I Small Cap
  Index Fund                        1,978       (3,194)        (1,216)       8,125            -        (24,209)       (17,300)
VALIC Company I Stock Index
  Fund                             24,489      (17,809)         6,680       14,835       82,906        (92,374)        12,047

                            See accompanying notes.

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D

SCHEDULES OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2011

                                                             Net Asset Value Value of Shares at
Divisions                                           Shares      Per Share        Fair Value     Cost of Shares Held Level /(1)/
---------                                          --------- --------------- ------------------ ------------------- ----------
American Century VP Value Fund - Class I              49,247     $  5.80        $   285,631         $   270,939         1
Dreyfus IP MidCap Stock Portfolio - Initial Shares    10,415       13.16            137,067             130,412         1
The Dreyfus Socially Responsible Growth Fund,
  Inc. - Initial Shares                                9,519       29.91            284,713             268,944         1
Dreyfus VIF Opportunistic Small Cap Portfolio -
  Initial Shares                                      12,653       26.26            332,274             352,659         1
Dreyfus VIF Quality Bond Portfolio - Initial
  Shares                                              75,050       11.92            894,602             876,619         1
Fidelity VIP Asset Manager Portfolio - Initial
  Class                                                9,026       13.80            124,552             130,572         1
Fidelity VIP Asset Manager Portfolio - Service
  Class 2                                              8,408       13.57            114,092             119,463         1
Fidelity VIP Contrafund Portfolio - Service Class
  2                                                   21,498       22.64            486,722             477,347         1
Fidelity VIP Equity-Income Portfolio - Service
  Class 2                                             24,426       18.41            449,691             430,169         1
Fidelity VIP Growth Portfolio - Service Class 2        7,021       36.53            256,490             244,609         1
Fidelity VIP Index 500 Portfolio - Initial Class         398      129.33             51,415              50,634         1
Fidelity VIP Overseas Portfolio - Initial Class        1,403       13.63             19,128              22,390         1
Franklin Templeton Templeton Foreign Securities
  Fund - Class 2                                      12,215       12.56            153,415             163,126         1
Goldman Sachs VIT Strategic Growth Fund -
  Institutional Shares                                 3,272       11.64             38,091              37,610         1
Invesco High Yield Fund - Class A                    462,534        4.01          1,854,760           1,764,014         1
Invesco Money Market Fund - Class A5                 103,059        1.00            103,059             103,059         1
Invesco V.I. Core Equity Fund - Series I              26,756       26.72            714,929             681,113         1
Invesco V.I. Government Securities Fund - Series I   203,392       12.49          2,540,369           2,378,047         1
Invesco V.I. High Yield Fund - Series I              172,732        5.04            870,568             903,201         1
Invesco V.I. International Growth Fund - Series I     12,794       26.37            337,371             349,715         1
Invesco Van Kampen Comstock Fund - Class A           174,218       15.21          2,649,863           2,576,729         1
Invesco Van Kampen V.I. Capital Growth Fund -
  Series I                                           133,416       31.90          4,255,970           4,374,684         1
Invesco Van Kampen V.I. Global Value Equity Fund
  - Series I                                         159,427        6.80          1,084,105           1,185,601         1
Invesco Van Kampen V.I. Growth and Income Fund -
  Series I                                           595,828       17.77         10,587,864          10,222,556         1
Invesco Van Kampen V.I. Mid Cap Value Fund -
  Series I                                           306,212       12.80          3,919,516           3,674,561         1
Invesco Van Kampen V.I. Comstock Fund - Series I     213,631       11.32          2,418,307           2,695,870         1
Janus Aspen Enterprise Portfolio - Service Shares      2,815       36.91            103,897              99,092         1
Janus Aspen Overseas Portfolio - Service Shares        3,045       37.42            113,926             162,280         1
Janus Aspen Worldwide Portfolio - Service Shares       1,346       25.50             34,317              38,482         1
JPMorgan Insurance Trust Small Cap Core Portfolio
  - Class 1                                            3,052       14.22             43,401              42,648         1
MFS VIT Core Equity Series - Initial Class            11,188       15.33            171,513             165,066         1
MFS VIT Growth Series - Initial Class                 22,156       24.56            544,150             520,309         1
MFS VIT New Discovery Series - Initial Class           5,855       14.29             83,663              97,801         1
MFS VIT Research Series - Initial Class                5,400       18.78            101,407              96,504         1
Neuberger Berman AMT Balanced Portfolio - Class I        593       10.49              6,221               6,055         1
Neuberger Berman AMT Mid-Cap Growth Portfolio -
  Class I                                              2,443       27.55             67,295              63,222         1
PIMCO VIT Real Return Portfolio - Administrative
  Class                                               34,755       13.95            484,831             470,802         1
PIMCO VIT Short-Term Portfolio - Administrative
  Class                                               19,049       10.12            192,777             194,290         1
PIMCO VIT Total Return Portfolio - Administrative
  Class                                               48,597       11.02            535,543             557,377         1
Pioneer Fund VCT Portfolio - Class I                   8,477       19.96            169,200             178,920         1
Pioneer Growth Opportunities VCT Portfolio -
  Class I                                             13,209       22.49            297,062             285,615         1
Principal Capital Appreciation Account - Class 1     183,487       21.36          3,919,277           3,805,427         1
Principal Diversified International Account -
  Class 1                                            222,640       11.12          2,475,756           2,639,443         1
Principal Equity Income Account - Class 1            221,026       15.53          3,432,530           3,190,550         1
Principal Government & High Quality Bond Account
  - Class 1                                          350,705       10.90          3,822,686           3,745,889         1
Principal Income Account - Class 1                   428,308       10.71          4,587,183           4,587,707         1
Principal LargeCap Blend Account II - Class 1        990,060        6.85          6,781,910           6,485,136         1
Principal LargeCap Growth Account - Class 1          677,796       14.48          9,814,490           9,866,851         1
Principal Money Market Account - Class 1           2,043,482        1.00          2,043,482           2,043,482         1
Principal SAM Balanced Portfolio - Class 1         2,316,257       14.76         34,187,956          33,626,538         1
Principal SAM Conservative Balanced Portfolio -
  Class 1                                            171,802       11.47          1,970,566           1,963,373         1
Principal SAM Conservative Growth Portfolio -
  Class 1                                          1,632,160       14.99         24,466,077          23,900,750         1
Principal SAM Flexible Income Portfolio - Class 1    408,590       12.42          5,074,691           5,051,205         1

                            See accompanying notes.

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D

SCHEDULES OF PORTFOLIO INVESTMENTS - CONTINUED
DECEMBER 31, 2011

                                                              Net Asset Value Value of Shares at
Divisions                                            Shares      Per Share        Fair Value     Cost of Shares Held Level /(1)/
---------                                          ---------- --------------- ------------------ ------------------- ----------
Principal SAM Strategic Growth Portfolio - Class 1    544,500     $16.26         $ 8,853,572         $ 8,655,057         1
Principal Short-Term Income Account - Class 1         734,865       2.54           1,866,557           1,880,289         1
Principal SmallCap Growth Account II - Class 1        275,123      10.68           2,938,319           2,877,126         1
Putnam VT Growth and Income Fund - Class IB            19,889      15.30             304,307             300,611         1
Putnam VT International Value Fund - Class IB           9,241       7.87              72,728              80,580         1
Royce Small-Cap Portfolio                             153,680      10.07           1,547,557           1,544,409         1
UIF Core Plus Fixed Income Portfolio - Class I
  Shares                                              131,095      10.19           1,335,854           1,329,949         1
UIF Emerging Markets Equity Portfolio - Class I
  Shares                                               94,398      12.53           1,182,805           1,382,080         1
UIF Global Tactical Asset Allocation Portfolio -
  Class I Shares                                       94,940       8.57             813,635             822,534         1
UIF Growth Portfolio - Class I Shares                 132,476      20.10           2,662,760           2,717,374         1
UIF U.S. Real Estate Portfolio - Class I Shares        73,986      13.57           1,003,996             921,067         1
VALIC Company I Blue Chip Growth Fund                  10,034      10.57             106,056             101,242         1
VALIC Company I Dividend Value Fund                     5,428       9.11              49,448              44,591         1
VALIC Company I Health Sciences Fund                    7,619      10.90              83,045              76,168         1
VALIC Company I International Equities Fund            45,841       5.41             248,001             282,472         1
VALIC Company I Mid Cap Index Fund                     62,036      18.67           1,158,216           1,217,274         1
VALIC Company I Money Market I Fund                12,139,314       1.00          12,139,314          12,139,314         1
VALIC Company I Nasdaq-100 Index Fund                  24,603       5.42             133,347             147,694         1
VALIC Company I Science & Technology Fund               5,431      15.07              81,846              83,479         1
VALIC Company I Small Cap Index Fund                   14,012      13.60             190,558             197,118         1
VALIC Company I Stock Index Fund                       60,811      23.34           1,419,330           1,461,871         1

/(1)/Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

                            See accompanying notes.

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                                         Divisions
                                                             -----------------------------------------------------------------
                                                                                                                  The Dreyfus
                                                                                                                    Socially
                                                               American                          Dreyfus IP       Responsible
                                                              Century VP    Credit Suisse       MidCap Stock      Growth Fund,
                                                             Value Fund - U.S. Equity Flex I Portfolio - Initial Inc. - Initial
                                                               Class I        Portfolio            Shares            Shares
FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)                               $   2,210        $   (419)          $ (1,496)        $  (1,268)
   Net realized gain (loss) on investments                        8,363           1,190              3,130             6,862
   Capital gain distributions from mutual funds                       -               -                  -                 -
   Net change in unrealized appreciation (depreciation) of
     investments                                                 (9,863)         (4,003)            (3,307)           (5,368)
                                                              ---------        --------           --------         ---------
Increase (decrease) in net assets resulting from operations         710          (3,232)            (1,673)              226
                                                              ---------        --------           --------         ---------
PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                                   206               -                  -                 -
   Net transfers from (to) other Divisions or fixed rate
     option                                                     (36,965)        (53,335)               (46)           (1,690)
   Mortality reserve transfers                                        -               -                  -                 -
   Contract withdrawals                                         (45,533)        (13,304)           (34,318)          (74,596)
   Death benefits                                               (24,601)         (8,254)           (25,676)          (16,048)
   Annuity benefits                                                   -               -                  -                 -
                                                              ---------        --------           --------         ---------
Increase (decrease) in net assets resulting from principal
  transactions                                                 (106,893)        (74,893)           (60,040)          (92,334)
                                                              ---------        --------           --------         ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        (106,183)        (78,125)           (61,713)          (92,108)

NET ASSETS:
   Beginning of year                                            391,814          78,125            198,780           376,821
                                                              ---------        --------           --------         ---------
   End of year                                                $ 285,631        $      -           $137,067         $ 284,713
                                                              =========        ========           ========         =========
FOR THE YEAR ENDED DECEMBER 31, 2010

OPERATIONS:
   Net investment income (loss)                               $   3,183        $   (842)          $   (714)        $  (1,950)
   Net realized gain (loss) on investments                      (20,098)           (119)           (23,712)            4,298
   Capital gain distributions from mutual funds                       -               -                  -                 -
   Net change in unrealized appreciation (depreciation) of
     investments                                                 59,779           9,901             69,656            46,407
                                                              ---------        --------           --------         ---------
Increase (decrease) in net assets resulting from operations      42,864           8,940             45,230            48,755
                                                              ---------        --------           --------         ---------
PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                                 1,297              83                  -             1,200
   Net transfers from (to) other Divisions or fixed rate
     option                                                       1,767              (2)             5,775            (1,912)
   Mortality reserve transfers                                        -               -                  -                 -
   Contract withdrawals                                         (41,365)           (120)           (48,019)         (123,389)
   Death benefits                                                  (664)              -                  -                 -
   Annuity benefits                                                   -               -                  -                 -
                                                              ---------        --------           --------         ---------
Increase (decrease) in net assets resulting from principal
  transactions                                                  (38,965)            (39)           (42,244)         (124,101)
                                                              ---------        --------           --------         ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           3,899           8,901              2,986           (75,346)

NET ASSETS:
   Beginning of year                                            387,915          69,224            195,794           452,167
                                                              ---------        --------           --------         ---------
   End of year                                                $ 391,814        $ 78,125           $198,780         $ 376,821
                                                              =========        ========           ========         =========

                            See accompanying notes.

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010


                                                                              Divisions
                                              -------------------------------------------------------------------------
                                                  Dreyfus VIF
                                                 Opportunistic        Dreyfus VIF                       Fidelity VIP
                                                   Small Cap         Quality Bond      Evergreen VA     Asset Manager
                                              Portfolio - Initial Portfolio - Initial  High Income   Portfolio - Initial
                                                    Shares              Shares        Fund - Class 1        Class
FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)                    $  (4,059)         $   24,121       $         -        $    561
   Net realized gain (loss) on investments             6,071               2,512                 -              87
   Capital gain distributions from mutual
     funds                                                 -                   -                 -             626
   Net change in unrealized appreciation
     (depreciation) of investments                   (69,545)             30,651                 -          (6,486)
                                                   ---------          ----------       -----------        --------
Increase (decrease) in net assets resulting
  from operations                                    (67,533)             57,284                 -          (5,212)
                                                   ---------          ----------       -----------        --------
PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                      1,400                 150                 -               -
   Net transfers from (to) other Divisions
     or fixed rate option                            (32,945)            (13,804)                -              (6)
   Mortality reserve transfers                             -                   -                 -               -
   Contract withdrawals                              (80,647)           (193,862)                -          (1,431)
   Death benefits                                    (35,087)            (83,780)                -               -
   Annuity benefits                                        -                   -                 -               -
                                                   ---------          ----------       -----------        --------
Increase (decrease) in net assets resulting
  from principal transactions                       (147,279)           (291,296)                -          (1,437)
                                                   ---------          ----------       -----------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (214,812)           (234,012)                -          (6,649)

NET ASSETS:
   Beginning of year                                 547,086           1,128,614                 -         131,201
                                                   ---------          ----------       -----------        --------
   End of year                                     $ 332,274          $  894,602       $         -        $124,552
                                                   =========          ==========       ===========        ========
FOR THE YEAR ENDED DECEMBER 31, 2010

OPERATIONS:
   Net investment income (loss)                    $  (2,874)         $   31,240       $    43,574        $     37
   Net realized gain (loss) on investments           (99,743)              5,801          (480,545)           (158)
   Capital gain distributions from mutual
     funds                                                 -                   -                 -             637
   Net change in unrealized appreciation
     (depreciation) of investments                   233,360              47,274           559,380          15,603
                                                   ---------          ----------       -----------        --------
Increase (decrease) in net assets resulting
  from operations                                    130,743              84,315           122,409          16,119
                                                   ---------          ----------       -----------        --------
PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                      1,994                 594                 -               -
   Net transfers from (to) other Divisions
     or fixed rate option                            (11,143)              1,193        (6,802,171)             (5)
   Mortality reserve transfers                             -                   -                 -               -
   Contract withdrawals                             (115,023)           (229,653)           (2,500)         (1,990)
   Death benefits                                     (3,326)             (6,908)                -         (16,100)
   Annuity benefits                                        -                   -                 -               -
                                                   ---------          ----------       -----------        --------
Increase (decrease) in net assets resulting
  from principal transactions                       (127,498)           (234,774)       (6,804,671)        (18,095)
                                                   ---------          ----------       -----------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                3,245            (150,459)       (6,682,262)         (1,976)

NET ASSETS:
   Beginning of year                                 543,841           1,279,073         6,682,262         133,177
                                                   ---------          ----------       -----------        --------
   End of year                                     $ 547,086          $1,128,614       $         -        $131,201
                                                   =========          ==========       ===========        ========

                            See accompanying notes.

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                                       Divisions
                                                             -------------------------------------------------------------
                                                             Fidelity VIP                  Fidelity VIP
                                                             Asset Manager  Fidelity VIP   Equity-Income
                                                              Portfolio -    Contrafund     Portfolio -     Fidelity VIP
                                                             Service Class   Portfolio -   Service Class Growth Portfolio -
                                                                   2       Service Class 2       2        Service Class 2
FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)                                $    234       $  (3,770)     $   3,941        $ (3,904)
   Net realized gain (loss) on investments                          305          12,074          9,508           4,627
   Capital gain distributions from mutual funds                     594               -              -           1,064
   Net change in unrealized appreciation (depreciation) of
     investments                                                 (6,232)        (28,055)       (15,588)         (5,136)
                                                               --------       ---------      ---------        --------
Increase (decrease) in net assets resulting from operations      (5,099)        (19,751)        (2,139)         (3,349)
                                                               --------       ---------      ---------        --------
PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                                 2,240           3,889            154             154
   Net transfers from (to) other Divisions or fixed rate
     option                                                      (3,669)        (27,253)        (1,711)           (588)
   Mortality reserve transfers                                        -               -              -               -
   Contract withdrawals                                         (31,960)       (124,964)      (105,581)        (46,837)
   Death benefits                                                     -         (21,629)       (14,519)        (22,483)
   Annuity benefits                                                   -               -              -               -
                                                               --------       ---------      ---------        --------
Increase (decrease) in net assets resulting from principal
  transactions                                                  (33,389)       (169,957)      (121,657)        (69,754)
                                                               --------       ---------      ---------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         (38,488)       (189,708)      (123,796)        (73,103)

NET ASSETS:
   Beginning of year                                            152,580         676,430        573,487         329,593
                                                               --------       ---------      ---------        --------
   End of year                                                 $114,092       $ 486,722      $ 449,691        $256,490
                                                               ========       =========      =========        ========
FOR THE YEAR ENDED DECEMBER 31, 2010

OPERATIONS:
   Net investment income (loss)                                $    101       $  (2,449)     $     907        $ (4,130)
   Net realized gain (loss) on investments                       (6,083)        (59,386)       (48,846)          2,741
   Capital gain distributions from mutual funds                     755             288              -           1,040
   Net change in unrealized appreciation (depreciation) of
     investments                                                 22,348         153,387        116,674          61,937
                                                               --------       ---------      ---------        --------
Increase (decrease) in net assets resulting from operations      17,121          91,840         68,735          61,588
                                                               --------       ---------      ---------        --------
PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                                 2,240           4,508            748             304
   Net transfers from (to) other Divisions or fixed rate
     option                                                       4,602          11,833          1,012            (666)
   Mortality reserve transfers                                        -               -              -               -
   Contract withdrawals                                         (39,401)       (105,218)       (82,423)        (73,195)
   Death benefits                                                (3,631)         (5,393)       (22,027)         (1,256)
   Annuity benefits                                                   -               -              -               -
                                                               --------       ---------      ---------        --------
Increase (decrease) in net assets resulting from principal
  transactions                                                  (36,190)        (94,270)      (102,690)        (74,813)
                                                               --------       ---------      ---------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         (19,069)         (2,430)       (33,955)        (13,225)

NET ASSETS:
   Beginning of year                                            171,649         678,860        607,442         342,818
                                                               --------       ---------      ---------        --------
   End of year                                                 $152,580       $ 676,430      $ 573,487        $329,593
                                                               ========       =========      =========        ========

                            See accompanying notes.

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                                   Divisions
                                                   -------------------------------------------------------------------------
                                                                                               Franklin          Franklin
                                                      Fidelity VIP       Fidelity VIP         Templeton         Templeton
                                                       Index 500           Overseas           Templeton      Templeton Global
                                                   Portfolio -Initial Portfolio - Initial Foreign Securities Asset Allocation
                                                         Class               Class          Fund - Class 2    Fund - Class 2
FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)                         $   203             $   (60)           $    674         $       -
   Net realized gain (loss) on investments                  340                 331               1,712                 -
   Capital gain distributions from mutual funds           1,299                  51                   -                 -
   Net change in unrealized appreciation
     (depreciation) of investments                       (1,405)             (4,570)            (23,029)                -
                                                        -------             -------            --------         ---------
Increase (decrease) in net assets resulting from
  operations                                                437              (4,248)            (20,643)                -
                                                        -------             -------            --------         ---------
PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                             -                   -                 120                 -
   Net transfers from (to) other Divisions or
     fixed rate option                                      (33)                 24                 695                 -
   Mortality reserve transfers                                -                   -                   -                 -
   Contract withdrawals                                  (2,923)             (2,884)            (25,273)                -
   Death benefits                                        (1,897)             (2,138)                  -                 -
   Annuity benefits                                           -                   -                   -                 -
                                                        -------             -------            --------         ---------
Increase (decrease) in net assets resulting from
  principal transactions                                 (4,853)             (4,998)            (24,458)                -
                                                        -------             -------            --------         ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  (4,416)             (9,246)            (45,101)                -

NET ASSETS:
   Beginning of year                                     55,831              28,374             198,516                 -
                                                        -------             -------            --------         ---------
   End of year                                          $51,415             $19,128            $153,415         $       -
                                                        =======             =======            ========         =========
FOR THE YEAR ENDED DECEMBER 31, 2010

OPERATIONS:
   Net investment income (loss)                         $   199             $   (52)           $    864         $   8,097
   Net realized gain (loss) on investments                 (536)             (1,045)             (5,481)          (51,513)
   Capital gain distributions from mutual funds           1,006                  50                   -            14,152
   Net change in unrealized appreciation
     (depreciation) of investments                        5,736               3,627              17,701            35,054
                                                        -------             -------            --------         ---------
Increase (decrease) in net assets resulting from
  operations                                              6,405               2,580              13,084             5,790
                                                        -------             -------            --------         ---------
PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                             -                   -                 564                 -
   Net transfers from (to) other Divisions or
     fixed rate option                                       (4)                  5               9,057          (186,249)
   Mortality reserve transfers                                -                   -                   -                 -
   Contract withdrawals                                  (3,667)             (3,525)            (19,211)           (9,245)
   Death benefits                                             -                   -                   -                 -
   Annuity benefits                                           -                   -                   -                 -
                                                        -------             -------            --------         ---------
Increase (decrease) in net assets resulting from
  principal transactions                                 (3,671)             (3,520)             (9,590)         (195,494)
                                                        -------             -------            --------         ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   2,734                (940)              3,494          (189,704)

NET ASSETS:
   Beginning of year                                     53,097              29,314             195,022           189,704
                                                        -------             -------            --------         ---------
   End of year                                          $55,831             $28,374            $198,516         $       -
                                                        =======             =======            ========         =========

                            See accompanying notes.

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                                     Divisions
                                                             ---------------------------------------------------------
                                                             Goldman Sachs
                                                             VIT Strategic
                                                             Growth Fund - Invesco High Invesco Money Invesco V.I. Core
                                                             Institutional Yield Fund - Market Fund -   Equity Fund -
                                                                Shares       Class A      Class A5        Series I
FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)                                 $  (349)    $   80,854    $   (854)      $   (3,946)
   Net realized gain (loss) on investments                          412       (266,018)          -           20,947
   Capital gain distributions from mutual funds                       -              -           -                -
   Net change in unrealized appreciation (depreciation) of
     investments                                                 (1,581)        90,746           -          (23,417)
                                                                -------     ----------    --------       ----------
Increase (decrease) in net assets resulting from operations      (1,518)       (94,418)       (854)          (6,416)
                                                                -------     ----------    --------       ----------
PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                                     -              -           -                -
   Net transfers from (to) other Divisions or fixed rate
     option                                                          (3)     2,367,315          (6)          (9,764)
   Mortality reserve transfers                                        -              -           -                -
   Contract withdrawals                                               -       (397,178)    (15,627)        (203,138)
   Death benefits                                                (8,207)       (20,959)          -          (52,213)
   Annuity benefits                                                   -              -      (2,658)               -
                                                                -------     ----------    --------       ----------
Increase (decrease) in net assets resulting from principal
  transactions                                                   (8,210)     1,949,178     (18,291)        (265,115)
                                                                -------     ----------    --------       ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          (9,728)     1,854,760     (19,145)        (271,531)

NET ASSETS:
   Beginning of year                                             47,819              -     122,204          986,460
                                                                -------     ----------    --------       ----------
   End of year                                                  $38,091     $1,854,760    $103,059       $  714,929
                                                                =======     ==========    ========       ==========
FOR THE YEAR ENDED DECEMBER 31, 2010

OPERATIONS:
   Net investment income (loss)                                 $  (412)    $        -    $   (494)      $   (4,200)
   Net realized gain (loss) on investments                          389              -           -            1,517
   Capital gain distributions from mutual funds                       -              -           -                -
   Net change in unrealized appreciation (depreciation) of
     investments                                                  4,038              -           -           78,938
                                                                -------     ----------    --------       ----------
Increase (decrease) in net assets resulting from operations       4,015              -        (494)          76,255
                                                                -------     ----------    --------       ----------
PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                                     -              -           -            6,786
   Net transfers from (to) other Divisions or fixed rate
     option                                                           2              -     124,935          (10,568)
   Mortality reserve transfers                                        -              -           -                -
   Contract withdrawals                                          (2,291)             -        (755)        (253,669)
   Death benefits                                                     -              -           -          (16,315)
   Annuity benefits                                                   -              -      (1,482)               -
                                                                -------     ----------    --------       ----------
Increase (decrease) in net assets resulting from principal
  transactions                                                   (2,289)             -     122,698         (273,766)
                                                                -------     ----------    --------       ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           1,726              -     122,204         (197,511)

NET ASSETS:
   Beginning of year                                             46,093              -           -        1,183,971
                                                                -------     ----------    --------       ----------
   End of year                                                  $47,819     $        -    $122,204       $  986,460
                                                                =======     ==========    ========       ==========

                            See accompanying notes.

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                                         Divisions
                                                             ----------------------------------------------------------------
                                                               Invesco V.I.                      Invesco V.I.    Invesco Van
                                                                Government     Invesco V.I. High International     Kampen
                                                             Securities Fund -   Yield Fund -    Growth Fund - Comstock Fund -
                                                                 Series I          Series I        Series I        Class A
FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)                                 $  (24,335)       $   (9,431)      $     915     $   16,805
   Net realized gain (loss) on investments                          26,774           (10,811)          8,591          7,075
   Capital gain distributions from mutual funds                          -                 -               -              -
   Net change in unrealized appreciation (depreciation) of
     investments                                                   162,321           (32,634)        (39,787)      (102,176)
                                                                ----------        ----------       ---------     ----------
Increase (decrease) in net assets resulting from operations        164,760           (52,876)        (30,281)       (78,296)
                                                                ----------        ----------       ---------     ----------
PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                                        -               833             103              -
   Net transfers from (to) other Divisions or fixed rate
     option                                                      2,906,352         1,121,369         (25,488)             1
   Mortality reserve transfers                                           -                 -               -              -
   Contract withdrawals                                           (478,640)         (161,588)        (97,690)      (173,799)
   Death benefits                                                  (52,103)          (37,170)         (1,609)             -
   Annuity benefits                                                      -                 -               -         (5,465)
                                                                ----------        ----------       ---------     ----------
Increase (decrease) in net assets resulting from principal
  transactions                                                   2,375,609           923,444        (124,684)      (179,263)
                                                                ----------        ----------       ---------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          2,540,369           870,568        (154,965)      (257,559)

NET ASSETS:
   Beginning of year                                                     -                 -         492,336      2,907,422
                                                                ----------        ----------       ---------     ----------
   End of year                                                  $2,540,369        $  870,568       $ 337,371     $2,649,863
                                                                ==========        ==========       =========     ==========
FOR THE YEAR ENDED DECEMBER 31, 2010

OPERATIONS:
   Net investment income (loss)                                 $        -        $        -       $   4,577     $   19,367
   Net realized gain (loss) on investments                               -                 -          20,746        (67,164)
   Capital gain distributions from mutual funds                          -                 -               -              -
   Net change in unrealized appreciation (depreciation) of
     investments                                                         -                 -          24,085        426,635
                                                                ----------        ----------       ---------     ----------
Increase (decrease) in net assets resulting from operations              -                 -          49,408        378,838
                                                                ----------        ----------       ---------     ----------
PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                                        -                 -           4,858              -
   Net transfers from (to) other Divisions or fixed rate
     option                                                              -                 -          25,194              1
   Mortality reserve transfers                                           -                 -               -              -
   Contract withdrawals                                                  -                 -         (92,768)      (379,304)
   Death benefits                                                        -                 -         (10,347)      (106,980)
   Annuity benefits                                                      -                 -               -         (4,979)
                                                                ----------        ----------       ---------     ----------
Increase (decrease) in net assets resulting from principal
  transactions                                                           -                 -         (73,063)      (491,262)
                                                                ----------        ----------       ---------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                  -                 -         (23,655)      (112,424)

NET ASSETS:
   Beginning of year                                                     -                 -         515,991      3,019,846
                                                                ----------        ----------       ---------     ----------
   End of year                                                  $        -        $        -       $ 492,336     $2,907,422
                                                                ==========        ==========       =========     ==========

                            See accompanying notes.

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                                      Divisions
                                                             ----------------------------------------------------------
                                                              Invesco Van   Invesco Van    Invesco Van     Invesco Van
                                                                 Kampen     Kampen High    Kampen V.I.     Kampen V.I.
                                                             Corporate Bond Yield Fund - Capital Growth  Comstock Fund -
                                                             Fund - Class A   Class A    Fund - Series I    Series I
FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)                                $     118    $    82,509    $   (71,412)    $  (23,885)
   Net realized gain (loss) on investments                            22         67,412         58,721        (35,058)
   Capital gain distributions from mutual funds                        -              -              -              -
   Net change in unrealized appreciation (depreciation) of
     investments                                                      32        (26,270)      (328,514)      (277,563)
                                                               ---------    -----------    -----------     ----------
Increase (decrease) in net assets resulting from operations          172        123,651       (341,205)      (336,506)
                                                               ---------    -----------    -----------     ----------
PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                                      -              -            988            264
   Net transfers from (to) other Divisions or fixed rate
     option                                                            1     (2,434,813)      (110,740)     2,964,872
   Mortality reserve transfers                                         -              -              -              -
   Contract withdrawals                                           (3,794)      (141,127)      (984,499)      (114,008)
   Death benefits                                                      -       (113,729)       (62,821)       (96,315)
   Annuity benefits                                                    -              -        (30,889)             -
                                                               ---------    -----------    -----------     ----------
Increase (decrease) in net assets resulting from principal
  transactions                                                    (3,793)    (2,689,669)    (1,187,961)     2,754,813
                                                               ---------    -----------    -----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           (3,621)    (2,566,018)    (1,529,166)     2,418,307

NET ASSETS:
   Beginning of year                                               3,621      2,566,018      5,785,136              -
                                                               ---------    -----------    -----------     ----------
   End of year                                                 $       -    $         -    $ 4,255,970     $2,418,307
                                                               =========    ===========    ===========     ==========
FOR THE YEAR ENDED DECEMBER 31, 2010

OPERATIONS:
   Net investment income (loss)                                $   2,470    $   189,330    $   (74,005)    $        -
   Net realized gain (loss) on investments                         1,872           (751)      (211,968)             -
   Capital gain distributions from mutual funds                        -              -              -              -
   Net change in unrealized appreciation (depreciation) of
     investments                                                     106         90,118      1,195,092              -
                                                               ---------    -----------    -----------     ----------
Increase (decrease) in net assets resulting from operations        4,448        278,697        909,119              -
                                                               ---------    -----------    -----------     ----------
PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                                      -            297            671              -
   Net transfers from (to) other Divisions or fixed rate
     option                                                            2        (46,838)       (70,386)             -
   Mortality reserve transfers                                         -              -              -              -
   Contract withdrawals                                         (121,869)       (53,627)      (322,724)             -
   Death benefits                                                      -       (143,677)      (103,725)             -
   Annuity benefits                                                    -              -        (28,409)             -
                                                               ---------    -----------    -----------     ----------
Increase (decrease) in net assets resulting from principal
  transactions                                                  (121,867)      (243,845)      (524,573)             -
                                                               ---------    -----------    -----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         (117,419)        34,852        384,546              -

NET ASSETS:
   Beginning of year                                             121,040      2,531,166      5,400,590              -
                                                               ---------    -----------    -----------     ----------
   End of year                                                 $   3,621    $ 2,566,018    $ 5,785,136     $        -
                                                               =========    ===========    ===========     ==========

                            See accompanying notes.

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                                       Divisions
                                                             ------------------------------------------------------------
                                                              Invesco Van                   Invesco Van
                                                              Kampen V.I.    Invesco Van    Kampen V.I.     Invesco Van
                                                             Global Value    Kampen V.I.    Growth and      Kampen V.I.
                                                             Equity Fund -   Government    Income Fund - High Yield Fund -
                                                               Series I    Fund - Series I   Series I        Series I
FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)                               $   25,636     $   117,733    $   (20,548)    $   130,181
   Net realized gain (loss) on investments                        18,270        (137,163)       149,670         (56,394)
   Capital gain distributions from mutual funds                        -               -              -               -
   Net change in unrealized appreciation (depreciation) of
     investments                                                (194,954)         37,881       (506,915)        (17,705)
                                                              ----------     -----------    -----------     -----------
Increase (decrease) in net assets resulting from operations     (151,048)         18,451       (377,793)         56,082
                                                              ----------     -----------    -----------     -----------
PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                                    988               -            993             417
   Net transfers from (to) other Divisions or fixed rate
     option                                                      (17,123)     (2,875,244)      (273,269)     (1,197,355)
   Mortality reserve transfers                                         -               -              -               -
   Contract withdrawals                                         (345,048)        (49,972)    (1,596,254)        (25,926)
   Death benefits                                                (38,133)              -       (235,568)         (3,889)
   Annuity benefits                                                    -            (579)             -               -
                                                              ----------     -----------    -----------     -----------
Increase (decrease) in net assets resulting from principal
  transactions                                                  (399,316)     (2,925,795)    (2,104,098)     (1,226,753)
                                                              ----------     -----------    -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         (550,364)     (2,907,344)    (2,481,891)     (1,170,671)

NET ASSETS:
   Beginning of year                                           1,634,469       2,907,344     13,069,755       1,170,671
                                                              ----------     -----------    -----------     -----------
   End of year                                                $1,084,105     $         -    $10,587,864     $         -
                                                              ==========     ===========    ===========     ===========
FOR THE YEAR ENDED DECEMBER 31, 2010

OPERATIONS:
   Net investment income (loss)                               $    8,184     $   (32,281)   $  (164,970)    $   108,697
   Net realized gain (loss) on investments                      (198,782)         (2,205)       404,732         (58,924)
   Capital gain distributions from mutual funds                        -               -              -               -
   Net change in unrealized appreciation (depreciation) of
     investments                                                 329,190         152,676      1,089,204          76,959
                                                              ----------     -----------    -----------     -----------
Increase (decrease) in net assets resulting from operations      138,592         118,190      1,328,966         126,732
                                                              ----------     -----------    -----------     -----------
PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                                    671               -          2,641           1,146
   Net transfers from (to) other Divisions or fixed rate
     option                                                       14,027         (14,370)        13,205             658
   Mortality reserve transfers                                         -               -              -               -
   Contract withdrawals                                         (142,680)       (256,944)    (1,358,277)       (305,709)
   Death benefits                                                 (8,957)        (50,266)      (427,979)        (71,100)
   Annuity benefits                                                    -          (3,447)             -               -
                                                              ----------     -----------    -----------     -----------
Increase (decrease) in net assets resulting from principal
  transactions                                                  (136,939)       (325,027)    (1,770,410)       (375,005)
                                                              ----------     -----------    -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            1,653        (206,837)      (441,444)       (248,273)

NET ASSETS:
   Beginning of year                                           1,632,816       3,114,181     13,511,199       1,418,944
                                                              ----------     -----------    -----------     -----------
   End of year                                                $1,634,469     $ 2,907,344    $13,069,755     $ 1,170,671
                                                              ==========     ===========    ===========     ===========

                            See accompanying notes.

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                                      Divisions
                                                             ----------------------------------------------------------
                                                               Invesco Van    Invesco Van   Janus Aspen    Janus Aspen
                                                             Kampen V.I. Mid  Kampen V.I.    Enterprise      Overseas
                                                             Cap Value Fund - Value Fund -  Portfolio -    Portfolio -
                                                                 Series I       Series I   Service Shares Service Shares
FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)                                 $  (31,949)   $    36,982     $ (1,763)      $ (1,545)
   Net realized gain (loss) on investments                          79,411        399,525          909         (2,812)
   Capital gain distributions from mutual funds                          -              -            -          1,655
   Net change in unrealized appreciation (depreciation) of
     investments                                                   (50,669)      (178,774)      (4,236)       (56,956)
                                                                ----------    -----------     --------       --------
Increase (decrease) in net assets resulting from operations         (3,207)       257,733       (5,090)       (59,658)
                                                                ----------    -----------     --------       --------
PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                                      625             99          275            840
   Net transfers from (to) other Divisions or fixed rate
     option                                                       (434,731)    (3,045,512)         241          6,064
   Mortality reserve transfers                                           -              -            -              -
   Contract withdrawals                                           (362,813)       (77,067)     (23,550)       (33,096)
   Death benefits                                                 (113,446)        (4,732)     (13,244)             -
   Annuity benefits                                                      -              -            -              -
                                                                ----------    -----------     --------       --------
Increase (decrease) in net assets resulting from principal
  transactions                                                    (910,365)    (3,127,212)     (36,278)       (26,192)
                                                                ----------    -----------     --------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           (913,572)    (2,869,479)     (41,368)       (85,850)

NET ASSETS:
   Beginning of year                                             4,833,088      2,869,479      145,265        199,776
                                                                ----------    -----------     --------       --------
   End of year                                                  $3,919,516    $         -     $103,897       $113,926
                                                                ==========    ===========     ========       ========
FOR THE YEAR ENDED DECEMBER 31, 2010

OPERATIONS:
   Net investment income (loss)                                 $  (21,083)   $     3,235     $ (1,958)      $ (1,639)
   Net realized gain (loss) on investments                        (366,571)      (264,476)      22,173          1,097
   Capital gain distributions from mutual funds                          -              -            -              -
   Net change in unrealized appreciation (depreciation) of
     investments                                                 1,229,264        626,435        9,566         37,323
                                                                ----------    -----------     --------       --------
   Increase (decrease) in net assets resulting from
     operations                                                    841,610        365,194       29,781         36,781
                                                                ----------    -----------     --------       --------
PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                                    4,000            396          744          1,284
   Net transfers from (to) other Divisions or fixed rate
     option                                                         65,935        (35,364)         590        (31,501)
   Mortality reserve transfers                                           -              -            -              -
   Contract withdrawals                                           (360,916)      (232,974)     (64,648)       (51,714)
   Death benefits                                                 (116,796)       (95,554)      (5,298)        (7,958)
   Annuity benefits                                                      -              -            -              -
                                                                ----------    -----------     --------       --------
Increase (decrease) in net assets resulting from principal
  transactions                                                    (407,777)      (363,496)     (68,612)       (89,889)
                                                                ----------    -----------     --------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            433,833          1,698      (38,831)       (53,108)

NET ASSETS:
   Beginning of year                                             4,399,255      2,867,781      184,096        252,884
                                                                ----------    -----------     --------       --------
   End of year                                                  $4,833,088    $ 2,869,479     $145,265       $199,776
                                                                ==========    ===========     ========       ========

                            See accompanying notes.

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                                          Divisions
                                                             ------------------------------------------------------------------
                                                              Janus Aspen        JPMorgan
                                                               Worldwide      Insurance Trust    MFS VIT Core    MFS VIT Growth
                                                              Portfolio -     Small Cap Core    Equity Series - Series - Initial
                                                             Service Shares Portfolio - Class 1  Initial Class       Class
FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)                                 $   (552)        $   (762)         $   (867)       $  (7,662)
   Net realized gain (loss) on investments                        (1,499)           4,149             7,362           21,633
   Capital gain distributions from mutual funds                        -                -                 -                -
   Net change in unrealized appreciation (depreciation) of
     investments                                                  (7,263)          (5,191)           (8,435)         (15,312)
                                                                --------         --------          --------        ---------
   Increase (decrease) in net assets resulting from
     operations                                                   (9,314)          (1,804)           (1,940)          (1,341)
                                                                --------         --------          --------        ---------
PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                                  1,250              420               960              275
   Net transfers from (to) other Divisions or fixed rate
     option                                                       (4,267)            (421)          (37,129)         (36,118)
   Mortality reserve transfers                                         -                -                 -                -
   Contract withdrawals                                          (15,630)         (45,783)          (46,335)        (203,416)
   Death benefits                                                (14,133)               -                 -          (15,587)
   Annuity benefits                                                    -                -                 -                -
                                                                --------         --------          --------        ---------
Increase (decrease) in net assets resulting from principal
  transactions                                                   (32,780)         (45,784)          (82,504)        (254,846)
                                                                --------         --------          --------        ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          (42,094)         (47,588)          (84,444)        (256,187)

NET ASSETS:
   Beginning of year                                              76,411           90,989           255,957          800,337
                                                                --------         --------          --------        ---------
   End of year                                                  $ 34,317         $ 43,401          $171,513        $ 544,150
                                                                ========         ========          ========        =========
FOR THE YEAR ENDED DECEMBER 31, 2010

OPERATIONS:
   Net investment income (loss)                                 $   (681)        $ (1,327)         $   (597)       $  (9,510)
   Net realized gain (loss) on investments                         3,446          (17,568)           13,043           70,583
   Capital gain distributions from mutual funds                        -                -                 -                -
   Net change in unrealized appreciation (depreciation) of
     investments                                                   7,533           40,476            24,448           39,301
                                                                --------         --------          --------        ---------
Increase (decrease) in net assets resulting from operations       10,298           21,581            36,894          100,374
                                                                --------         --------          --------        ---------
PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                                  1,236              864             1,043            7,011
   Net transfers from (to) other Divisions or fixed rate
     option                                                           43            8,342               (26)         (10,130)
   Mortality reserve transfers                                         -                -                 -                -
   Contract withdrawals                                          (15,684)         (49,128)          (18,897)        (158,941)
   Death benefits                                                      -             (208)          (16,766)               -
   Annuity benefits                                                    -                -                 -                -
                                                                --------         --------          --------        ---------
Increase (decrease) in net assets resulting from principal
  transactions                                                   (14,405)         (40,130)          (34,646)        (162,060)
                                                                --------         --------          --------        ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           (4,107)         (18,549)            2,248          (61,686)

NET ASSETS:
   Beginning of year                                              80,518          109,538           253,709          862,023
                                                                --------         --------          --------        ---------
   End of year                                                  $ 76,411         $ 90,989          $255,957        $ 800,337
                                                                ========         ========          ========        =========

                            See accompanying notes.

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                              Divisions
                                              -------------------------------------------------------------------------
                                                                                       Neuberger
                                                                                      Berman AMT          Neuberger
                                                 MFS VIT New          MFS VIT          Balanced        Berman AMT Mid-
                                              Discovery Series - Research Series - Portfolio - Class     Cap Growth
                                                Initial Class      Initial Class           I         Portfolio - Class I
FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)                    $ (1,412)         $   (541)          $   (86)          $ (1,247)
   Net realized gain (loss) on investments            2,376               780                98              7,011
   Capital gain distributions from mutual
     funds                                           11,758                 -                 -                  -
   Net change in unrealized appreciation
     (depreciation) of investments                  (22,786)           (2,544)             (101)            (3,002)
                                                   --------          --------           -------           --------
Increase (decrease) in net assets resulting
  from operations                                   (10,064)           (2,305)              (89)             2,762
                                                   --------          --------           -------           --------
PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                         -                 -                 -                  -
   Net transfers from (to) other Divisions
     or fixed rate option                             1,456              (797)               (4)             1,826
   Mortality reserve transfers                            -                 -                 -                  -
   Contract withdrawals                             (25,015)          (16,685)           (1,107)           (56,647)
   Death benefits                                         -                 -                 -                  -
   Annuity benefits                                       -                 -                 -                  -
                                                   --------          --------           -------           --------
Increase (decrease) in net assets resulting
  from principal transactions                       (23,559)          (17,482)           (1,111)           (54,821)
                                                   --------          --------           -------           --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (33,623)          (19,787)           (1,200)           (52,059)

NET ASSETS:
   Beginning of year                                117,286           121,194             7,421            119,354
                                                   --------          --------           -------           --------
   End of year                                     $ 83,663          $101,407           $ 6,221           $ 67,295
                                                   ========          ========           =======           ========
FOR THE YEAR ENDED DECEMBER 31, 2010

OPERATIONS:
   Net investment income (loss)                    $ (1,409)         $   (507)          $   (49)          $ (1,707)
   Net realized gain (loss) on investments           (2,021)            4,362                24              8,012
   Capital gain distributions from mutual
     funds                                                -                 -                 -                  -
   Net change in unrealized appreciation
     (depreciation) of investments                   34,872            11,864             1,127             22,802
                                                   --------          --------           -------           --------
Increase (decrease) in net assets resulting
  from operations                                    31,442            15,719             1,102             29,107
                                                   --------          --------           -------           --------
PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                         -                 -                 -                617
   Net transfers from (to) other Divisions
     or fixed rate option                            (5,914)           (6,302)               (1)            (4,666)
   Mortality reserve transfers                            -                 -                 -                  -
   Contract withdrawals                             (12,861)           (8,171)           (1,539)           (33,464)
   Death benefits                                         -                 -                 -                  -
   Annuity benefits                                       -                 -                 -                  -
                                                   --------          --------           -------           --------
Increase (decrease) in net assets resulting
  from principal transactions                       (18,775)          (14,473)           (1,540)           (37,513)
                                                   --------          --------           -------           --------
TOTAL INCREASE (DECREASE) IN NET ASSETS              12,667             1,246              (438)            (8,406)

NET ASSETS:
   Beginning of year                                104,619           119,948             7,859            127,760
                                                   --------          --------           -------           --------
   End of year                                     $117,286          $121,194           $ 7,421           $119,354
                                                   ========          ========           =======           ========

                            See accompanying notes.

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                                 Divisions
                                                   ---------------------------------------------------------------------
                                                     PIMCO VIT Real   PIMCO VIT Short-  PIMCO VIT Total
                                                   Return Portfolio - Term Portfolio - Return Portfolio -  Pioneer Fund
                                                     Administrative    Administrative    Administrative   VCT Portfolio -
                                                         Class             Class             Class            Class I
FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)                        $   4,531          $   (882)        $   7,702         $    380
   Net realized gain (loss) on investments                 4,228               (80)           (7,384)             192
   Capital gain distributions from mutual funds           14,030               301             7,723           10,315
   Net change in unrealized appreciation
     (depreciation) of investments                        31,511            (1,057)            6,092          (21,105)
                                                       ---------          --------         ---------         --------
Increase (decrease) in net assets resulting from
  operations                                              54,300            (1,718)           14,133          (10,218)
                                                       ---------          --------         ---------         --------
PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                          6,120             1,250             1,796            1,250
   Net transfers from (to) other Divisions or
     fixed rate option                                     7,332            (7,666)           (5,475)            (334)
   Mortality reserve transfers                                 -                 -                 -                -
   Contract withdrawals                                  (64,327)          (31,883)         (179,769)         (13,324)
   Death benefits                                        (99,973)                -           (41,307)            (832)
   Annuity benefits                                            -                 -                 -                -
                                                       ---------          --------         ---------         --------
Increase (decrease) in net assets resulting from
  principal transactions                                (150,848)          (38,299)         (224,755)         (13,240)
                                                       ---------          --------         ---------         --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  (96,548)          (40,017)         (210,622)         (23,458)

NET ASSETS:
   Beginning of year                                     581,379           232,794           746,165          192,658
                                                       ---------          --------         ---------         --------
   End of year                                         $ 484,831          $192,777         $ 535,543         $169,200
                                                       =========          ========         =========         ========
FOR THE YEAR ENDED DECEMBER 31, 2010

OPERATIONS:
   Net investment income (loss)                        $     620          $ (1,236)        $   7,962         $    (41)
   Net realized gain (loss) on investments                 7,208               351             7,448            3,285
   Capital gain distributions from mutual funds            5,081               355            22,036                -
   Net change in unrealized appreciation
     (depreciation) of investments                        29,280             2,387            10,325           26,844
                                                       ---------          --------         ---------         --------
Increase (decrease) in net assets resulting from
  operations                                              42,189             1,857            47,771           30,088
                                                       ---------          --------         ---------         --------
PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                          6,564             1,589             1,796            1,146
   Net transfers from (to) other Divisions or
     fixed rate option                                     1,827             2,134            22,557            2,505
   Mortality reserve transfers                                 -                 -                 -                -
   Contract withdrawals                                 (112,644)          (24,532)          (80,543)         (98,365)
   Death benefits                                        (14,444)             (728)                -           (2,437)
   Annuity benefits                                            -                 -                 -                -
                                                       ---------          --------         ---------         --------
Increase (decrease) in net assets resulting from
  principal transactions                                (118,697)          (21,537)          (56,190)         (97,151)
                                                       ---------          --------         ---------         --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  (76,508)          (19,680)           (8,419)         (67,063)

NET ASSETS:
   Beginning of year                                     657,887           252,474           754,584          259,721
                                                       ---------          --------         ---------         --------
   End of year                                         $ 581,379          $232,794         $ 746,165         $192,658
                                                       =========          ========         =========         ========

                            See accompanying notes.

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                                         Divisions
                                                             -----------------------------------------------------------------
                                                                                                  Principal
                                                             Pioneer Growth  Principal Capital   Diversified
                                                              Opportunities    Appreciation     International  Principal Equity
                                                             VCT Portfolio -  Account - Class  Account - Class Income Account -
                                                                 Class I             1                1            Class 1
FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)                                 $  (4,504)      $  (60,951)      $  (35,951)     $   (37,017)
   Net realized gain (loss) on investments                          5,519           29,061            7,782           42,312
   Capital gain distributions from mutual funds                         -           28,830                -                -
   Net change in unrealized appreciation (depreciation) of
     investments                                                  (10,182)         (50,112)        (341,789)         118,465
                                                                ---------       ----------       ----------      -----------
Increase (decrease) in net assets resulting from operations        (9,167)         (53,172)        (369,958)         123,760
                                                                ---------       ----------       ----------      -----------
PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                                   1,400                -              365                -
   Net transfers from (to) other Divisions or fixed rate
     option                                                        (3,225)        (203,075)         (61,002)        (190,818)
   Mortality reserve transfers                                          -                -                -                -
   Contract withdrawals                                           (45,722)        (391,980)        (203,025)        (521,688)
   Death benefits                                                  (2,033)        (189,859)        (107,006)        (856,030)
   Annuity benefits                                                     -                -                -                -
                                                                ---------       ----------       ----------      -----------
Increase (decrease) in net assets resulting from principal
  transactions                                                    (49,580)        (784,914)        (370,668)      (1,568,536)
                                                                ---------       ----------       ----------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           (58,747)        (838,086)        (740,626)      (1,444,776)

NET ASSETS:
   Beginning of year                                              355,809        4,757,363        3,216,382        4,877,306
                                                                ---------       ----------       ----------      -----------
   End of year                                                  $ 297,062       $3,919,277       $2,475,756      $ 3,432,530
                                                                =========       ==========       ==========      ===========
FOR THE YEAR ENDED DECEMBER 31, 2010

OPERATIONS:
   Net investment income (loss)                                 $  (5,083)      $    6,660       $    2,192      $    89,983
   Net realized gain (loss) on investments                        (19,982)           2,849         (481,296)        (296,112)
   Capital gain distributions from mutual funds                         -           83,564                -                -
   Net change in unrealized appreciation (depreciation) of
     investments                                                   85,560          500,603          818,413          915,265
                                                                ---------       ----------       ----------      -----------
Increase (decrease) in net assets resulting from operations        60,495          593,676          339,309          709,136
                                                                ---------       ----------       ----------      -----------
PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                                   1,994            1,600              795                -
   Net transfers from (to) other Divisions or fixed rate
     option                                                        (4,987)         (60,266)         (69,596)            (517)
   Mortality reserve transfers                                          -                -                -                -
   Contract withdrawals                                          (108,684)        (598,904)        (353,609)        (814,919)
   Death benefits                                                  (4,620)         (63,492)         (81,187)        (403,317)
   Annuity benefits                                                     -                -                -                -
                                                                ---------       ----------       ----------      -----------
Increase (decrease) in net assets resulting from principal
  transactions                                                   (116,297)        (721,062)        (503,597)      (1,218,753)
                                                                ---------       ----------       ----------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           (55,802)        (127,386)        (164,288)        (509,617)

NET ASSETS:
   Beginning of year                                              411,611        4,884,749        3,380,670        5,386,923
                                                                ---------       ----------       ----------      -----------
   End of year                                                  $ 355,809       $4,757,363       $3,216,382      $ 4,877,306
                                                                =========       ==========       ==========      ===========

                            See accompanying notes.

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                                       Divisions
                                                             -------------------------------------------------------------
                                                               Principal
                                                              Government &                     Principal       Principal
                                                              High Quality  Principal Income LargeCap Blend LargeCap Growth
                                                             Bond Account - Account - Class   Account II -  Account - Class
                                                                Class 1            1            Class 1            1
FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)                                $  (50,895)    $   (50,610)    $  (105,428)    $  (152,616)
   Net realized gain (loss) on investments                        (11,854)        (30,731)         72,296          46,401
   Capital gain distributions from mutual funds                     4,398               -               -               -
   Net change in unrealized appreciation (depreciation) of
     investments                                                  252,978         323,082         (87,983)       (490,653)
                                                               ----------     -----------     -----------     -----------
Increase (decrease) in net assets resulting from operations       194,627         241,741        (121,115)       (596,868)
                                                               ----------     -----------     -----------     -----------
PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                                       -               -          13,094          21,079
   Net transfers from (to) other Divisions or fixed rate
     option                                                       (28,113)        (66,258)        (43,807)        (19,257)
   Mortality reserve transfers                                          -               -               -               -
   Contract withdrawals                                          (393,174)       (618,247)       (756,040)       (783,792)
   Death benefits                                                (534,930)       (374,270)       (613,312)       (438,066)
   Annuity benefits                                                     -               -               -               -
                                                               ----------     -----------     -----------     -----------
Increase (decrease) in net assets resulting from principal
  transactions                                                   (956,217)     (1,058,775)     (1,400,065)     (1,220,036)
                                                               ----------     -----------     -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          (761,590)       (817,034)     (1,521,180)     (1,816,904)

NET ASSETS:
   Beginning of year                                            4,584,276       5,404,217       8,303,090      11,631,394
                                                               ----------     -----------     -----------     -----------
   End of year                                                 $3,822,686     $ 4,587,183     $ 6,781,910     $ 9,814,490
                                                               ==========     ===========     ===========     ===========
FOR THE YEAR ENDED DECEMBER 31, 2010

OPERATIONS:
   Net investment income (loss)                                $   92,545     $   280,740     $    87,096     $  (148,681)
   Net realized gain (loss) on investments                        (10,788)        (42,748)     (1,341,225)       (184,130)
   Capital gain distributions from mutual funds                         -               -               -               -
   Net change in unrealized appreciation (depreciation) of
     investments                                                  141,863         171,181       2,151,043       2,051,075
                                                               ----------     -----------     -----------     -----------
Increase (decrease) in net assets resulting from operations       223,620         409,173         896,914       1,718,264
                                                               ----------     -----------     -----------     -----------
PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                                     444             618           2,097           5,120
   Net transfers from (to) other Divisions or fixed rate
     option                                                       (71,905)         (4,035)       (192,047)       (173,330)
   Mortality reserve transfers                                          -               -               -               -
   Contract withdrawals                                          (608,518)     (1,024,764)       (902,127)     (1,071,860)
   Death benefits                                                (159,995)       (305,062)       (382,425)       (334,093)
   Annuity benefits                                                     -               -               -               -
                                                               ----------     -----------     -----------     -----------
Increase (decrease) in net assets resulting from principal
  transactions                                                   (839,974)     (1,333,243)     (1,474,502)     (1,574,163)
                                                               ----------     -----------     -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          (616,354)       (924,070)       (577,588)        144,101

NET ASSETS:
   Beginning of year                                            5,200,630       6,328,287       8,880,678      11,487,293
                                                               ----------     -----------     -----------     -----------
   End of year                                                 $4,584,276     $ 5,404,217     $ 8,303,090     $11,631,394
                                                               ==========     ===========     ===========     ===========

                            See accompanying notes.

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                                  Divisions
                                                   ----------------------------------------------------------------------
                                                                                        Principal SAM
                                                                      Principal SAM     Conservative      Principal SAM
                                                   Principal Money      Balanced          Balanced         Conservative
                                                   Market Account - Portfolio - Class Portfolio - Class Growth Portfolio -
                                                       Class 1              1                 1              Class 1
FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)                      $   (34,560)     $    551,751       $   37,782        $   194,018
   Net realized gain (loss) on investments                     -           293,085            4,500            312,385
   Capital gain distributions from mutual funds                -                 -           19,878                  -
   Net change in unrealized appreciation
     (depreciation) of investments                             -          (933,265)         (44,091)          (977,048)
                                                     -----------      ------------       ----------        -----------
Increase (decrease) in net assets resulting from
  operations......................................       (34,560)          (88,429)          18,069           (470,645)
                                                     -----------      ------------       ----------        -----------
PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                              -                 -                -              4,600
   Net transfers from (to) other Divisions or
     fixed rate option                                    61,671          (932,703)          30,306         (1,358,708)
   Mortality reserve transfers                                 -                 -                -                  -
   Contract withdrawals                                 (916,383)       (4,863,517)        (155,017)        (3,810,831)
   Death benefits                                       (140,242)       (2,350,073)        (141,295)        (1,915,310)
   Annuity benefits                                            -                 -                -                  -
                                                     -----------      ------------       ----------        -----------
Increase (decrease) in net assets resulting from
  principal transactions                                (994,954)       (8,146,293)        (266,006)        (7,080,249)
                                                     -----------      ------------       ----------        -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (1,029,514)       (8,234,722)        (247,937)        (7,550,894)

NET ASSETS:
   Beginning of year                                   3,072,996        42,422,678        2,218,503         32,016,971
                                                     -----------      ------------       ----------        -----------
   End of year                                       $ 2,043,482      $ 34,187,956       $1,970,566        $24,466,077
                                                     ===========      ============       ==========        ===========
FOR THE YEAR ENDED DECEMBER 31, 2010

OPERATIONS:
   Net investment income (loss)                      $   (52,171)     $    996,160       $   70,963        $   622,359
   Net realized gain (loss) on investments                     -          (716,890)         (84,324)           421,699
   Capital gain distributions from mutual funds                -                 -                -                  -
   Net change in unrealized appreciation
     (depreciation) of investments                             -         4,660,207          239,720          3,021,283
                                                     -----------      ------------       ----------        -----------
Increase (decrease) in net assets resulting from
  operations                                             (52,171)        4,939,477          226,359          4,065,341
                                                     -----------      ------------       ----------        -----------
PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                              -            17,041            1,000              5,600
   Net transfers from (to) other Divisions or
     fixed rate option                                  (234,481)         (636,666)         115,107           (959,592)
   Mortality reserve transfers                                 -                 -                -                  -
   Contract withdrawals                               (1,045,370)       (6,950,585)        (607,365)        (4,171,244)
   Death benefits                                        (77,204)       (3,690,733)        (329,334)        (1,257,777)
   Annuity benefits                                            -                 -                -                  -
                                                     -----------      ------------       ----------        -----------
Increase (decrease) in net assets resulting from
  principal transactions                              (1,357,055)      (11,260,943)        (820,592)        (6,383,013)
                                                     -----------      ------------       ----------        -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (1,409,226)       (6,321,466)        (594,233)        (2,317,672)

NET ASSETS:
   Beginning of year                                   4,482,222        48,744,144        2,812,736         34,334,643
                                                     -----------      ------------       ----------        -----------
   End of year                                       $ 3,072,996      $ 42,422,678       $2,218,503        $32,016,971
                                                     ===========      ============       ==========        ===========

                            See accompanying notes.

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                                          Divisions
                                                             -------------------------------------------------------------------
                                                               Principal SAM     Principal SAM   Principal Short-    Principal
                                                              Flexible Income  Strategic Growth    Term Income    SmallCap Growth
                                                             Portfolio - Class Portfolio - Class Account - Class   Account II -
                                                                     1                 1                1             Class 1
FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)                                 $   138,196       $    13,523       $  (25,379)     $  (47,030)
   Net realized gain (loss) on investments                           25,760           106,699           (3,627)         37,547
   Capital gain distributions from mutual funds                       7,140                 -              319               -
   Net change in unrealized appreciation (depreciation) of
     investments                                                    (56,650)         (415,756)          29,101        (170,539)
                                                                -----------       -----------       ----------      ----------
Increase (decrease) in net assets resulting from operations.        114,446          (295,534)             414        (180,022)
                                                                -----------       -----------       ----------      ----------
PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                                    58,500                 -                -           1,094
   Net transfers from (to) other Divisions or fixed rate
     option                                                         773,563          (125,503)         (62,155)       (110,596)
   Mortality reserve transfers                                            -                 -                -               -
   Contract withdrawals                                          (1,345,223)       (1,288,976)        (131,535)       (224,280)
   Death benefits                                                  (855,847)         (312,258)        (132,285)       (130,279)
   Annuity benefits                                                       -                 -                -               -
                                                                -----------       -----------       ----------      ----------
Increase (decrease) in net assets resulting from principal
  transactions                                                   (1,369,007)       (1,726,737)        (325,975)       (464,061)
                                                                -----------       -----------       ----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          (1,254,561)       (2,022,271)        (325,561)       (644,083)

NET ASSETS:
   Beginning of year                                              6,329,252        10,875,843        2,192,118       3,582,402
                                                                -----------       -----------       ----------      ----------
   End of year                                                  $ 5,074,691       $ 8,853,572       $1,866,557      $2,938,319
                                                                ===========       ===========       ==========      ==========
FOR THE YEAR ENDED DECEMBER 31, 2010

OPERATIONS:
   Net investment income (loss)                                 $   266,835       $   118,435       $   14,186      $  (44,565)
   Net realized gain (loss) on investments                         (339,573)          238,733           (8,074)        (87,863)
   Capital gain distributions from mutual funds                           -                 -                -               -
   Net change in unrealized appreciation (depreciation) of
     investments                                                    664,983         1,077,907           57,839         863,922
                                                                -----------       -----------       ----------      ----------
   Increase (decrease) in net assets resulting from
     operations                                                     592,245         1,435,075           63,951         731,494
                                                                -----------       -----------       ----------      ----------
PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                                         -                 -               25             774
   Net transfers from (to) other Divisions or fixed rate
     option                                                          97,968           (44,095)         (14,935)        (12,072)
   Mortality reserve transfers                                            -                 -                -               -
   Contract withdrawals                                          (1,451,342)       (1,578,427)        (176,907)       (313,494)
   Death benefits                                                  (568,359)         (301,447)         (45,780)        (77,827)
   Annuity benefits                                                       -                 -                -               -
                                                                -----------       -----------       ----------      ----------
Increase (decrease) in net assets resulting from principal
  transactions                                                   (1,921,733)       (1,923,969)        (237,597)       (402,619)
                                                                -----------       -----------       ----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          (1,329,488)         (488,894)        (173,646)        328,875

NET ASSETS:
   Beginning of year                                              7,658,740        11,364,737        2,365,764       3,253,527
                                                                -----------       -----------       ----------      ----------
   End of year                                                  $ 6,329,252       $10,875,843       $2,192,118      $3,582,402
                                                                ===========       ===========       ==========      ==========

                            See accompanying notes.

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                                        Divisions
-                                                            --------------------------------------------------------------
                                                               Putnam VT     Putnam VT   Royce Small-Cap    UIF Core Plus
                                                              Growth and   International    Portfolio       Fixed Income
                                                             Income Fund - Value Fund -                  Portfolio - Class I
                                                               Class IB      Class IB                          Shares
FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)                                $   (220)     $  1,102      $     (882)       $   32,238
   Net realized gain (loss) on investments                        3,067          (210)            223             2,829
   Capital gain distributions from mutual funds                       -             -               -                 -
   Net change in unrealized appreciation (depreciation) of
     investments                                                (24,837)      (14,632)        (58,273)           13,856
                                                               --------      --------      ----------        ----------
Increase (decrease) in net assets resulting from operations     (21,990)      (13,740)        (58,932)           48,923
                                                               --------      --------      ----------        ----------

PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                                 2,669             -               -                 -
   Net transfers from (to) other Divisions or fixed rate
     option                                                       1,114          (685)              1           522,494
   Mortality reserve transfers                                        -             -               -                 -
   Contract withdrawals                                         (54,321)      (10,376)              -          (385,864)
   Death benefits                                               (26,054)            -               -            (2,669)
   Annuity benefits                                                   -             -               -                 -
                                                               --------      --------      ----------        ----------
Increase (decrease) in net assets resulting from principal
  transactions                                                  (76,592)      (11,061)              1           133,961
                                                               --------      --------      ----------        ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         (98,582)      (24,801)        (58,931)          182,884

NET ASSETS:
   Beginning of year                                            402,889        97,529       1,606,488         1,152,970
                                                               --------      --------      ----------        ----------
   End of year                                                 $304,307      $ 72,728      $1,547,557        $1,335,854
                                                               ========      ========      ==========        ==========
FOR THE YEAR ENDED DECEMBER 31, 2010

OPERATIONS:
   Net investment income (loss)                                $    971      $  2,150      $   (4,082)       $   65,255
   Net realized gain (loss) on investments                      (75,460)      (28,370)         57,783           (66,633)
   Capital gain distributions from mutual funds                       -             -               -                 -
   Net change in unrealized appreciation (depreciation) of
     investments                                                120,258        30,020         204,153            81,463
                                                               --------      --------      ----------        ----------
Increase (decrease) in net assets resulting from operations      45,769         3,800         257,854            80,085
                                                               --------      --------      ----------        ----------
PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                                 3,213             -               -                 -
   Net transfers from (to) other Divisions or fixed rate
     option                                                          77       (13,385)       (330,999)          (62,166)
   Mortality reserve transfers                                        -             -               -                 -
   Contract withdrawals                                         (87,296)      (10,547)              -          (240,020)
   Death benefits                                                (6,635)       (6,961)              -          (150,343)
   Annuity benefits                                                   -             -               -                 -
                                                               --------      --------      ----------        ----------
Increase (decrease) in net assets resulting from principal
  transactions                                                  (90,641)      (30,893)       (330,999)         (452,529)
                                                               --------      --------      ----------        ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         (44,872)      (27,093)        (73,145)         (372,444)

NET ASSETS:
   Beginning of year                                            447,761       124,622       1,679,633         1,525,414
                                                               --------      --------      ----------        ----------
   End of year                                                 $402,889      $ 97,529      $1,606,488        $1,152,970
                                                               ========      ========      ==========        ==========

                            See accompanying notes.

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                                Divisions
                                              -----------------------------------------------------------------------------
                                                                      UIF Global
                                                 UIF Emerging       Tactical Asset
                                                Markets Equity        Allocation          UIF Growth        UIF U.S. Real
                                              Portfolio - Class I Portfolio - Class I Portfolio - Class I Estate Portfolio -
                                                    Shares              Shares              Shares          Class I Shares
FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)                   $  (13,891)         $   (1,300)         $  (38,067)         $   (6,582)
   Net realized gain (loss) on investments           (13,548)             14,126              18,389              31,091
   Capital gain distributions from mutual
     funds                                                 -                   -                   -                   -
   Net change in unrealized appreciation
     (depreciation) of investments                  (272,632)            (53,726)           (108,345)             32,828
                                                  ----------          ----------          ----------          ----------
Increase (decrease) in net assets resulting
  from operations                                   (300,071)            (40,900)           (128,023)             57,337
                                                  ----------          ----------          ----------          ----------

PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                          -                   -                 510                   -
   Net transfers from (to) other Divisions
     or fixed rate option                             73,886            (125,657)            140,843             (81,388)
   Mortality reserve transfers                             -                   -                   -                   -
   Contract withdrawals                             (118,365)            (87,764)           (265,526)           (228,802)
   Death benefits                                       (255)            (54,170)            (65,182)            (90,628)
   Annuity benefits                                        -                   -                   -                   -
                                                  ----------          ----------          ----------          ----------
Increase (decrease) in net assets resulting
  from principal transactions                        (44,734)           (267,591)           (189,355)           (400,818)
                                                  ----------          ----------          ----------          ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (344,805)           (308,491)           (317,378)           (343,481)

NET ASSETS:
   Beginning of year                               1,527,610           1,122,126           2,980,138           1,347,477
                                                  ----------          ----------          ----------          ----------
   End of year                                    $1,182,805          $  813,635          $2,662,760          $1,003,996
                                                  ==========          ==========          ==========          ==========

FOR THE YEAR ENDED DECEMBER 31, 2010

OPERATIONS:
   Net investment income (loss)                   $  (11,531)         $   17,288          $  (36,129)         $    9,304
   Net realized gain (loss) on investments           (40,802)            (35,857)            112,422            (286,589)
   Capital gain distributions from mutual
     funds                                                 -                   -                   -                   -
   Net change in unrealized appreciation
     (depreciation) of investments                   286,034              60,692             475,918             592,716
                                                  ----------          ----------          ----------          ----------
Increase (decrease) in net assets resulting
  from operations                                    233,701              42,123             552,211             315,431
                                                  ----------          ----------          ----------          ----------

PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                          -                   -                 510                   -
   Net transfers from (to) other Divisions
     or fixed rate option                           (146,836)            (12,900)            (56,274)            (76,449)
   Mortality reserve transfers                             -                   -                   -                   -
   Contract withdrawals                              (98,528)           (106,039)           (395,420)            (77,166)
   Death benefits                                       (199)            (34,597)            (36,873)            (32,366)
   Annuity benefits                                        -                   -                   -                   -
                                                  ----------          ----------          ----------          ----------
Increase (decrease) in net assets resulting
  from principal transactions                       (245,563)           (153,536)           (488,057)           (185,981)
                                                  ----------          ----------          ----------          ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (11,862)           (111,413)             64,154             129,450

NET ASSETS:
   Beginning of year                               1,539,472           1,233,539           2,915,984           1,218,027
                                                  ----------          ----------          ----------          ----------
   End of year                                    $1,527,610          $1,122,126          $2,980,138          $1,347,477
                                                  ==========          ==========          ==========          ==========

                            See accompanying notes.

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                                        Divisions
                                                             ---------------------------------------------------------------
                                                             VALIC Company  VALIC Company    VALIC Company    VALIC Company
                                                              I Blue Chip  I Dividend Value I Global Social I Health Sciences
                                                              Growth Fund        Fund       Awareness Fund        Fund
FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)                                $   (409)       $   491          $   (25)        $    (30)
   Net realized gain (loss) on investments                           28             16              203               49
   Capital gain distributions from mutual funds                       -              -                -            5,254
   Net change in unrealized appreciation (depreciation) of
     investments                                                  1,492          3,048             (126)           2,311
                                                               --------        -------          -------         --------
Increase (decrease) in net assets resulting from operations       1,111          3,555               52            7,584
                                                               --------        -------          -------         --------
PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                                     -              -                -                -
   Net transfers from (to) other Divisions or fixed rate
     option                                                          (4)            (1)               1               (5)
   Mortality reserve transfers                                        -              -                -                -
   Contract withdrawals                                               -              -           (2,886)               -
   Death benefits                                                     -              -                -                -
   Annuity benefits                                                   -              -                -                -
                                                               --------        -------          -------         --------
Increase (decrease) in net assets resulting from principal
  transactions                                                       (4)            (1)          (2,885)              (5)
                                                               --------        -------          -------         --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           1,107          3,554           (2,833)           7,579

NET ASSETS:
   Beginning of year                                            104,949         45,894            2,833           75,466
                                                               --------        -------          -------         --------
   End of year                                                 $106,056        $49,448          $     -         $ 83,045
                                                               ========        =======          =======         ========
FOR THE YEAR ENDED DECEMBER 31, 2010

OPERATIONS:
   Net investment income (loss)                                $   (374)       $   384          $     4         $   (328)
   Net realized gain (loss) on investments                           31            (54)             (36)          (2,733)
   Capital gain distributions from mutual funds                       -              -                -                -
   Net change in unrealized appreciation (depreciation) of
     investments                                                 14,069          5,159              301           11,971
                                                               --------        -------          -------         --------
Increase (decrease) in net assets resulting from operations      13,726          5,489              269            8,910
                                                               --------        -------          -------         --------
PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                                     -              -                -                -
   Net transfers from (to) other Divisions or fixed rate
     option                                                          47              1               (1)             134
   Mortality reserve transfers                                        -              -                -                -
   Contract withdrawals                                         (19,238)             -               (2)         (22,916)
   Death benefits                                                     -              -                -                -
   Annuity benefits                                                   -              -                -                -
                                                               --------        -------          -------         --------
Increase (decrease) in net assets resulting from principal
  transactions                                                  (19,191)             1               (3)         (22,782)
                                                               --------        -------          -------         --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          (5,465)         5,490              266          (13,872)

NET ASSETS:
   Beginning of year                                            110,414         40,404            2,567           89,338
                                                               --------        -------          -------         --------
   End of year                                                 $104,949        $45,894          $ 2,833         $ 75,466
                                                               ========        =======          =======         ========

                            See accompanying notes.

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                                       Divisions
                                                             -------------------------------------------------------------
                                                              VALIC Company   VALIC Company   VALIC Company   VALIC Company
                                                             I International I Mid Cap Index I Money Market I I Nasdaq-100
                                                              Equities Fund       Fund             Fund        Index Fund
FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)                                 $  5,005       $   (4,755)     $   (79,973)     $ (1,357)
   Net realized gain (loss) on investments                           246           22,657                -         6,186
   Capital gain distributions from mutual funds                        -           72,575                -        16,199
   Net change in unrealized appreciation (depreciation) of
     investments                                                 (45,833)        (128,532)               -       (20,367)
                                                                --------       ----------      -----------      --------
Increase (decrease) in net assets resulting from operations      (40,582)         (38,055)         (79,973)          661
                                                                --------       ----------      -----------      --------
PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                                      -              570            1,022             -
   Net transfers from (to) other Divisions or fixed rate
     option                                                       (5,211)         (23,927)         511,688        (5,833)
   Mortality reserve transfers                                         -                -                -             -
   Contract withdrawals                                          (10,723)        (203,546)        (729,056)      (52,718)
   Death benefits                                                   (107)         (51,713)      (3,707,337)            -
   Annuity benefits                                                    -                -                -             -
                                                                --------       ----------      -----------      --------
Increase (decrease) in net assets resulting from principal
  transactions                                                   (16,041)        (278,616)      (3,923,683)      (58,551)
                                                                --------       ----------      -----------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          (56,623)        (316,671)      (4,003,656)      (57,890)

NET ASSETS:
   Beginning of year                                             304,624        1,474,887       16,142,970       191,237
                                                                --------       ----------      -----------      --------
   End of year                                                  $248,001       $1,158,216      $12,139,314      $133,347
                                                                ========       ==========      ===========      ========
FOR THE YEAR ENDED DECEMBER 31, 2010

OPERATIONS:
   Net investment income (loss)                                 $  4,126       $   (1,855)     $   (97,263)     $ (1,435)
   Net realized gain (loss) on investments                        17,607          (86,678)               -        20,419
   Capital gain distributions from mutual funds                        -                -            1,443             -
   Net change in unrealized appreciation (depreciation) of
     investments                                                  (2,097)         386,448                -         8,853
                                                                --------       ----------      -----------      --------
Increase (decrease) in net assets resulting from operations       19,636          297,915          (95,820)       27,837
                                                                --------       ----------      -----------      --------
PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                                      -            1,164           31,664            83
   Net transfers from (to) other Divisions or fixed rate
     option                                                      (17,513)         (10,513)       6,818,365        60,340
   Mortality reserve transfers                                         -                -                -             -
   Contract withdrawals                                          (25,959)        (110,868)        (785,190)      (17,947)
   Death benefits                                                 (1,323)         (10,853)        (135,358)      (15,034)
   Annuity benefits                                                    -                -              (79)            -
                                                                --------       ----------      -----------      --------
Increase (decrease) in net assets resulting from principal
  transactions                                                   (44,795)        (131,070)       5,929,402        27,442
                                                                --------       ----------      -----------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          (25,159)         166,845        5,833,582        55,279

NET ASSETS:
   Beginning of year                                             329,783        1,308,042       10,309,388       135,958
                                                                --------       ----------      -----------      --------
   End of year                                                  $304,624       $1,474,887      $16,142,970      $191,237
                                                                ========       ==========      ===========      ========

                            See accompanying notes.

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                                                Divisions
                                                                         -------------------------------------------------------
                                                                          VALIC Company  VALIC Company VALIC Company  Van Kampen
                                                                           I Science &    I Small Cap  I Stock Index Money Market
                                                                         Technology Fund  Index Fund       Fund          Fund

FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)                                             $ (1,393)      $  (1,216)   $    6,680    $       -
   Net realized gain (loss) on investments                                       991           8,125        14,835            -
   Capital gain distributions from mutual funds                                    -               -        82,906            -
   Net change in unrealized appreciation (depreciation) of investments        (6,522)        (24,209)      (92,374)           -
                                                                            --------       ---------    ----------    ---------
Increase (decrease) in net assets resulting from operations                   (6,924)        (17,300)       12,047            -
                                                                            --------       ---------    ----------    ---------

PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                                                  -               -         3,899            -
   Net transfers from (to) other Divisions or fixed rate option                  (74)        (21,559)      (91,923)           -
   Mortality reserve transfers                                                     -               -             -            -
   Contract withdrawals                                                      (29,879)        (71,070)     (237,750)           -
   Death benefits                                                                  -               -       (34,234)           -
   Annuity benefits                                                                -               -             -            -
                                                                            --------       ---------    ----------    ---------
Increase (decrease) in net assets resulting from principal transactions      (29,953)        (92,629)     (360,008)           -
                                                                            --------       ---------    ----------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      (36,877)       (109,929)     (347,961)           -

NET ASSETS:
   Beginning of year                                                         118,723         300,487     1,767,291            -
                                                                            --------       ---------    ----------    ---------
   End of year                                                              $ 81,846       $ 190,558    $1,419,330    $       -
                                                                            ========       =========    ==========    =========

FOR THE YEAR ENDED DECEMBER 31, 2010

OPERATIONS:
   Net investment income (loss)                                             $ (1,508)      $    (915)   $    8,188    $    (409)
   Net realized gain (loss) on investments                                    16,617          21,938       (95,304)          (1)
   Capital gain distributions from mutual funds                                    -               -        25,586            -
   Net change in unrealized appreciation (depreciation) of investments         5,731          38,019       272,944            -
                                                                            --------       ---------    ----------    ---------
Increase (decrease) in net assets resulting from operations                   20,840          59,042       211,414         (410)
                                                                            --------       ---------    ----------    ---------

PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                                                  -             887         8,803            -
   Net transfers from (to) other Divisions or fixed rate option              (78,677)         50,724       107,285     (124,927)
   Mortality reserve transfers                                                     -               -             -            -
   Contract withdrawals                                                      (11,236)        (21,023)     (218,399)           -
   Death benefits                                                                  -          (2,884)       (3,042)           -
   Annuity benefits                                                                -               -             -       (1,392)
                                                                            --------       ---------    ----------    ---------
Increase (decrease) in net assets resulting from principal transactions      (89,913)         27,704      (105,353)    (126,319)
                                                                            --------       ---------    ----------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      (69,073)         86,746       106,061     (126,729)

NET ASSETS:
   Beginning of year                                                         187,796         213,741     1,661,230      126,729
                                                                            --------       ---------    ----------    ---------
   End of year                                                              $118,723       $ 300,487    $1,767,291    $       -
                                                                            ========       =========    ==========    =========

                            See accompanying notes.

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

Separate Account D (the "Separate Account") was established by American General Life Insurance Company (the "Company") on November 19, 1973 to fund variable annuity contracts issued by the Company. The following products are included in the Separate Account: GENERATIONS(TM), Platinum Investor(R), Platinum Investor(R) Immediate Variable Annuity ("Platinum Investor Immediate VA"), Select Reserve, VAriety Plus(R), WM Advantage, WM Strategic Asset Manager and other contracts. The products listed above are not available for sale. The Company is an indirect, wholly-owned subsidiary of American International Group, Inc. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

The Separate Account is divided into "Divisions" that invest in independently managed mutual fund portfolios ("Funds"). The Funds available to contract owners through the various Divisions are as follows:

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)
                    Invesco High Yield Fund - Class A (29)
                   Invesco Money Market Fund - Class A5 (21)
             Invesco Van Kampen Corporate Bond Fund - Class A (19)
            Invesco Van Kampen High Yield Fund - Class A (20) (29)

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
                Invesco Van Kampen Comstock Fund - Class A (18)

     AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS): (4)
                 Invesco V.I. Core Equity Fund - Series I (5)
            Invesco V.I. Government Securities Fund - Series I (26)
                 Invesco V.I. High Yield Fund - Series I (27)
             Invesco V.I. International Growth Fund - Series I (6)
          Invesco Van Kampen V.I. Capital Growth Fund - Series I (11)
          Invesco Van Kampen V.I. Comstock Fund - Series I (18) (25)
       Invesco Van Kampen V.I. Global Value Equity Fund - Series I (12)
         Invesco Van Kampen V.I. Government Fund - Series I (13) (26)
        Invesco Van Kampen V.I. Growth and Income Fund - Series I (14)
         Invesco Van Kampen V.I. High Yield Fund - Series I (15) (27)
          Invesco Van Kampen V.I. Mid Cap Value Fund - Series I (16)
            Invesco Van Kampen V.I. Value Fund - Series I (17) (25)

                     THE ALGER PORTFOLIOS ("ALGER"): (15)
          Alger Capital Appreciation Portfolio - Class I-2 Shares (1)
             Alger Mid Cap Growth Portfolio - Class I-2 Shares (1)

      AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. ("AMERICAN CENTURY VP"):
         American Century VP Inflation Protection Fund - Class II (1)
                   American Century VP Value Fund - Class I

                    CREDIT SUISSE TRUST ("CREDIT SUISSE"):
                Credit Suisse U.S. Equity Flex I Portfolio (30)

                 DREYFUS INVESTMENT PORTFOLIOS ("DREYFUS IP"):
              Dreyfus IP MidCap Stock Portfolio - Initial Shares

      THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. - INITIAL SHARES

               DREYFUS VARIABLE INVESTMENT FUND ("DREYFUS VIF"):
      Dreyfus VIF Opportunistic Small Cap Portfolio - Initial Shares (3)
              Dreyfus VIF Quality Bond Portfolio - Initial Shares

                            See accompanying notes.

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 1 - ORGANIZATION - CONTINUED

              EVERGREEN VARIABLE ANNUITY FUNDS ("EVERGREEN VA"):
        Evergreen VA Diversified Income Builder Fund - Class 1 (1) (7)
                Evergreen VA High Income Fund - Class 1 (1) (8)

         FIDELITY(R) VARIABLE INSURANCE PRODUCTS ("FIDELITY(R) VIP"):
          Fidelity(R) VIP Asset Manager/SM/ Portfolio - Initial Class
         Fidelity(R) VIP Asset Manager/SM/ Portfolio - Service Class 2
           Fidelity(R) VIP Contrafund(R) Portfolio - Service Class 2
           Fidelity(R) VIP Equity-Income Portfolio - Service Class 2 Fidelity(R) VIP Freedom 2020 Portfolio - Service Class 2 (1) Fidelity(R) VIP Freedom 2025 Portfolio - Service Class 2 (1) Fidelity(R) VIP Freedom 2030 Portfolio - Service Class 2 (1)
              Fidelity(R) VIP Growth Portfolio - Service Class 2
              Fidelity(R) VIP Index 500 Portfolio - Initial Class
            Fidelity(R) VIP Mid Cap Portfolio - Service Class 2 (1)
              Fidelity(R) VIP Overseas Portfolio - Initial Class

 FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST ("FRANKLIN TEMPLETON"):
   Franklin Templeton Franklin Small Cap Value Securities Fund - Class 2 (1)
        Franklin Templeton Franklin U.S. Government Fund - Class 2 (1) Franklin Templeton Mutual Shares Securities Fund - Class 2 (1) Franklin Templeton Templeton Foreign Securities Fund - Class 2
  Franklin Templeton Templeton Global Asset Allocation Fund - Class 2 (1) (9)

         GOLDMAN SACHS VARIABLE INSURANCE TRUST ("GOLDMAN SACHS VIT"):
      Goldman Sachs VIT Strategic Growth Fund - Institutional Shares (10)

                      JANUS ASPEN SERIES ("JANUS ASPEN"):
               Janus Aspen Enterprise Portfolio - Service Shares
                Janus Aspen Overseas Portfolio - Service Shares
               Janus Aspen Worldwide Portfolio - Service Shares

                           JPMORGAN INSURANCE TRUST:
          JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1

              MFS(R) VARIABLE INSURANCE TRUST/SM/ ("MFS(R) VIT"):
                 MFS(R) VIT Core Equity Series - Initial Class
                   MFS(R) VIT Growth Series - Initial Class
                MFS(R) VIT New Discovery Series - Initial Class
                  MFS(R) VIT Research Series - Initial Class

     NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST ("NEUBERGER BERMAN AMT"):
               Neuberger Berman AMT Balanced Portfolio - Class I
            Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
             Neuberger Berman AMT Partners Portfolio - Class I (1)

              OPPENHEIMER VARIABLE ACCOUNT FUNDS ("OPPENHEIMER"):
             Oppenheimer Balanced Fund/VA - Non-Service Shares (1)
        Oppenheimer Global Securities Fund/VA - Non-Service Shares (1)

                 PIMCO VARIABLE INSURANCE TRUST ("PIMCO VIT"):
  PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative Class (1)
            PIMCO VIT Real Return Portfolio - Administrative Class
             PIMCO VIT Short-Term Portfolio - Administrative Class
            PIMCO VIT Total Return Portfolio - Administrative Class

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 1 - ORGANIZATION - CONTINUED

                 PIONEER VARIABLE CONTRACTS TRUST ("PIONEER"):
                     Pioneer Fund VCT Portfolio - Class I
             Pioneer Growth Opportunities VCT Portfolio - Class I
               Pioneer Mid Cap Value VCT Portfolio - Class I (1)

            PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. ("PRINCIPAL"):
               Principal Capital Appreciation Account - Class 1
             Principal Diversified International Account - Class 1
                   Principal Equity Income Account - Class 1
        Principal Government & High Quality Bond Account - Class 1 (23)
                      Principal Income Account - Class 1
                 Principal LargeCap Blend Account II - Class 1
                  Principal LargeCap Growth Account - Class 1
                   Principal Money Market Account - Class 1
                  Principal SAM Balanced Portfolio - Class 1
            Principal SAM Conservative Balanced Portfolio - Class 1
             Principal SAM Conservative Growth Portfolio - Class 1
               Principal SAM Flexible Income Portfolio - Class 1
              Principal SAM Strategic Growth Portfolio - Class 1
                 Principal Short-Term Income Account - Class 1
                Principal SmallCap Growth Account II - Class 1

                     PUTNAM VARIABLE TRUST ("PUTNAM VT"):
               Putnam VT Diversified Income Fund - Class IB (1)
                  Putnam VT Growth and Income Fund - Class IB
               Putnam VT International Value Fund - Class IB (2)

                              ROYCE CAPITAL FUND:
                           Royce Small-Cap Portfolio

                    SUNAMERICA SERIES TRUST ("SUNAMERICA"):
             SunAmerica Aggressive Growth Portfolio - Class 1 (1)
                  SunAmerica Balanced Portfolio - Class 1 (1)

               THE UNIVERSAL INSTITUTIONAL FUNDS, INC. ("UIF"):
             UIF Core Plus Fixed Income Portfolio - Class I Shares
            UIF Emerging Markets Equity Portfolio - Class I Shares
     UIF Global Tactical Asset Allocation Portfolio - Class I Shares (24)
                  UIF Growth Portfolio - Class I Shares (28)
                UIF U.S. Real Estate Portfolio - Class I Shares

                               VALIC COMPANY I:
                     VALIC Company I Blue Chip Growth Fund
                   VALIC Company I Dividend Value Fund (22)
                 VALIC Company I Global Social Awareness Fund
                     VALIC Company I Health Sciences Fund
                  VALIC Company I International Equities Fund
                      VALIC Company I Mid Cap Index Fund
                      VALIC Company I Money Market I Fund
                 VALIC Company I Nasdaq-100(R) Index Fund (13)
                   VALIC Company I Science & Technology Fund
                     VALIC Company I Small Cap Index Fund
                       VALIC Company I Stock Index Fund

                    VAN KAMPEN MUTUAL FUNDS ("VAN KAMPEN"):
                     Van Kampen Money Market Fund (1) (21)

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 1 - ORGANIZATION - CONTINUED

           VANGUARD(R) VARIABLE INSURANCE FUND ("VANGUARD(R) VIF"):
                  Vanguard VIF High Yield Bond Portfolio (1)
                     Vanguard VIF REIT Index Portfolio (1)

(1)   Divisions had no activity in current year.
(2) Effective February 1, 2010, Putnam VT International Growth and Income Fund - Class IB changed its name to Putnam VT International Value Fund - Class IB.
(3) Effective April 19, 2010, Dreyfus VIF Developing Leaders Portfolio - Initial Shares changed its name to Dreyfus VIF Opportunistic Small Cap Portfolio - Initial Shares.
(4) Effective April 30, 2010, AIM Variable Insurance Funds changed its name to AIM Variable Insurance Funds (Invesco Variable Insurance Funds).
(5) Effective April 30, 2010, AIM V.I. Core Equity Fund - Series I changed its name to Invesco V.I. Core Equity Fund - Series I.
(6) Effective April 30, 2010, AIM V.I. International Growth Fund - Series I changed its name to Invesco V.I. International Growth Fund - Series I.
(7) Effective April 30, 2010, Evergreen VA Diversified Income Builder Fund - Class 1 was closed and liquidated.
(8) Effective April 30, 2010, Evergreen VA High Income Fund - Class 1 was closed and liquidated.
(9) Effective April 30, 2010, Franklin Templeton Templeton Global Asset Allocation Fund - Class 2 was closed and liquidated.
(10) Effective April 30, 2010, Goldman Sachs VIT Capital Growth Fund - Institutional Shares changed its name to Goldman Sachs VIT Strategic Growth Fund - Institutional Shares.
(11) Effective June 1, 2010, Van Kampen LIT Capital Growth Portfolio - Class I was acquired by Invesco Van Kampen V.I. Capital Growth Fund - Series I.
(12) Effective June 1, 2010, UIF Global Value Equity Portfolio - Class I Shares was acquired by Invesco Van Kampen V.I. Global Value Equity Fund - Series I.
(13) Effective June 1, 2010, Van Kampen LIT Government Portfolio - Class I was acquired by Invesco Van Kampen V.I. Government Fund - Series I.
(14) Effective June 1, 2010, Van Kampen LIT Growth and Income Portfolio - Class I was acquired by Invesco Van Kampen V.I. Growth and Income Fund - Series I.
(15) Effective June 1, 2010, UIF High Yield Portfolio - Class I Shares was acquired by Invesco Van Kampen V.I. High Yield Fund - Series I.
(16) Effective June 1, 2010, UIF U.S. Mid Cap Value Portfolio - Class I Shares was acquired by Invesco Van Kampen V.I. Mid Cap Value Fund - Series I.
(17) Effective June 1, 2010, UIF Value Portfolio - Class I Shares was acquired by Invesco Van Kampen V.I. Value Fund - Series I.
(18) Effective June 1, 2010, Van Kampen Comstock Fund - Class A was acquired by Invesco Van Kampen Comstock Fund - Class A.
(19) Effective June 1, 2010, Van Kampen Corporate Bond Fund - Class A was acquired by Invesco Van Kampen Corporate Bond Fund - Class A.
(20) Effective June 1, 2010, Van Kampen High Yield Fund - Class A was acquired by Invesco Van Kampen High Yield Fund - Class A.
(21) Effective June 4, 2010, Van Kampen Money Market Fund - Class A was acquired by Invesco Money Market Fund - Class A5.
(22) Effective June 7, 2010, VALIC Company I Core Value Fund changed its name to VALIC Company I Dividend Value Fund.
(23) Effective July 19, 2010, Principal Mortgage Securities Account - Class 1 changed its name to Principal Government & High Quality Bond Account - Class 1.
(24) Effective October 29, 2010, UIF International Magnum Portfolio - Class I Shares changed its name to UIF Global Tactical Asset Allocation Portfolio
      - Class I Shares.
(25) Effective April 29, 2011, Invesco Van Kampen V.I. Value Fund - Series I was acquired by Invesco Van Kampen V.I. Comstock Fund - Series I.
(26) Effective April 29, 2011, Invesco Van Kampen V.I. Government Fund - Series I was acquired by Invesco V.I. Government Securities Fund - Series I.

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 1 - ORGANIZATION - CONTINUED

(27) Effective April 29, 2011, Invesco Van Kampen V.I. High Yield Fund - Series I was acquired by Invesco V.I. High Yield Fund - Series I.
(28) Effective May 2, 2011, UIF Capital Growth Portfolio - Class I changed its name to UIF Growth Portfolio - Class I.
(29) Effective June 3, 2011, Invesco Van Kampen High Yield Fund - Class A was acquired by Invesco High Yield Fund - Class A.
(30) Effective October 21, 2011, Credit Suisse U.S. Equity Flex I Portfolio was closed and liquidated.

SunAmerica Asset Management Corp., an affiliate of the Company, serves as the investment advisor to SunAmerica Series Trust.

The Variable Annuity Life Insurance Company, an affiliate of the Company, serves as the investment advisor to VALIC Company I.

In addition to the Divisions above, contract owners may allocate funds to a fixed account that is part of the Company's general account. Contract owners should refer to the appropriate contract prospectus and prospectus supplements for a complete description of the available Funds and the fixed account.

The assets of the Separate Account are segregated from the Company's other assets. The operations of the Separate Account are part of the Company.

Net purchases from the contracts are allocated to the Divisions and invested in the Funds in accordance with contract owner instructions. Net purchases are recorded as principal transactions in the Statements of Changes in Net Assets.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND BASIS OF PRESENTATION

The accompanying financial statements of the Separate Account have been prepared on the basis of accounting principles generally accepted in the United States of America ("GAAP"). The accounting principles followed by the Separate Account and the methods of applying those principles are presented below.

USE OF ESTIMATES - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of income and expenses during the year. Actual results could differ from those estimates.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions which represent purchases and sales of investments are accounted for on the trade date at fair value. Realized gains and losses from security transactions are determined on the basis of first-in first-out. Dividend income and distributions of capital gains are recorded on the ex-dividend date and reinvested upon receipt.

ANNUITY RESERVES - For contract owners who select a variable payout option, reserves are initially established based on estimated mortality (where applicable) and other assumptions, including provisions for the risk of adverse deviation from assumptions. The assumed interest rate used to determine annuity payments is 3.5% for all contracts except "deferred load" contracts and contracts issued prior to January 1, 1982, which have an assumed interest rate of 3.0%.

At each reporting period, the assumptions must be evaluated based on current experience, and the reserves must be adjusted accordingly. To the extent additional reserves are established due to mortality risk experience, the Company makes payments to the Separate Account. If there are excess reserves remaining at the time annuity payments cease, the assets supporting those reserves are transferred from the Separate Account to the Company. If there are transfers between the Company and the Account they will be disclosed as mortality reserve transfers in the Statements of Changes in Net Assets under principal transactions.

Annuity reserves are calculated according to the Progressive Annuity Table, 1983(a) Individual Mortality Table, or the Annuity 2000 Mortality Table, depending on the calendar year of annuitization.

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND BASIS OF PRESENTATION - CONTINUED

FEDERAL INCOME TAXES - The Company is taxed as a life insurance company under the Internal Revenue Code and includes the operations of the Separate Account in determining its federal income tax liability. As a result, the Separate Account is not taxed as a "Regulated Investment Company" under subchapter M of the Internal Revenue Code. Under existing federal income tax law, the investment income and capital gains from sales of investments realized by the Separate Account are not taxable. Therefore, no federal income tax provision has been made.

ACCUMULATION UNIT - This is a measuring unit used to calculate the contract owner's interest. Such units are valued on each day that the New York Stock Exchange ("NYSE") is open for business to reflect investment performance and the prorated daily deduction for mortality and expense risk charges.

NOTE 3 - FAIR VALUE MEASUREMENTS

Assets and liabilities recorded at fair value in the Separate Account balance sheet are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Separate Account's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgments. In making the assessment, the Separate Account considers factors specific to the asset or liability.

Level 1--Fair value measurements that are quoted prices (unadjusted) in active markets that the Separate Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Separate Account does not adjust the quoted price for such instruments. Assets and liabilities measured at fair value on a recurring basis and classified as Level 1 include government and agency securities, actively traded listed common stocks and derivative contracts, most separate account assets and most mutual funds.

Level 2--Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liability in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. Assets and liabilities measured at fair value on a recurring basis and classified as Level 2 generally include certain government securities, most investment-grade and high-yield corporate bonds, certain asset backed securities, certain listed equities, state, municipal and provincial obligations, hybrid securities, and derivative contracts.

Level 3--Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Assets and liabilities measured at fair value on a recurring basis and classified as Level 3 principally include fixed maturities.

The Separate Account assets measured at fair value as of December 31, 2011 consist of investments in registered mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for identical assets, which are classified as Level 1. See the Schedule of Portfolio Investments for the table presenting information about assets measured at fair value on a recurring basis at December 31, 2011, and respective hierarchy levels. As all assets of the Separate Account are classified as Level 1, no reconciliation of Level 3 assets and change in unrealized gains (losses) for Level 3 assets still held as of December 31, 2011, is presented.

NOTE 4 - CONTRACT CHARGES

PREMIUM TAXES - The Company will deduct premium taxes imposed by certain states from purchase payments when received; from the owner's account value at the time annuity payments begin; from the amount of any partial withdrawal; or from proceeds payable upon termination of the certificate for any other reason, including death of the owner or annuitant, or surrender of the certificate. The applicable rates currently range from 0% to 3.5%. The rates are subject to change.

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 4 - CONTRACT CHARGES - CONTINUED

MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE CHARGES - Deductions for administrative expenses and mortality and expense risks assumed by the Company are assessed through the daily unit value calculation and paid to the Company from the daily net asset value of the Divisions. An annual maintenance charge may be imposed on the last day of each contract year during the accumulation period for administrative expenses with respect to each contract. The annual maintenance charge is paid by redemption of units outstanding. The annual maintenance charge is included with contract withdrawals in the Statements of Changes in Net Assets under principal transactions. A summary of these charges by contract follows:

                                                                       MORTALITY AND
                                                                      EXPENSE RISK AND      ANNUAL
                                                                   ADMINISTRATIVE CHARGES MAINTENANCE
CONTRACTS                                                               ANNUAL RATES        CHARGE
---------                                                          ---------------------- -----------
GENERATIONS(TM)                                                             1.40%            $ 30
Platinum Investor(R)                                                        1.35%             N/A
Platinum Investor Immediate VA                                              0.55%             N/A
Select Reserve                                                              0.40%             N/A
VAriety Plus(R)                                                             1.55%            $ 36
WM Advantage                                                                1.40%             N/A
WM Strategic Asset Manager                                                  1.40%            $ 35
Other Separate Account D Contracts (deferred load)                          1.25%            $ 30
Other Separate Account D Contracts (issued prior to Jan. 1, 1982)           0.75%             N/A

CONTRACT FEE AND SALES CHARGE - The Platinum Investor Immediate VA allows the Company to charge a one time contract fee of $100 to cover the administrative cost of issuing the contract. The Company may deduct a sales charge to cover sales expenses, including commissions under the Platinum Investor Immediate VA and Other Separate Account D Contracts (issued prior to Jan. 1, 1982). The contract fee and sales charge are deducted from the purchase payments.

TRANSFER CHARGES - The Company reserves the right to charge a $25 transfer fee for each transfer in excess of 12 during the contract year. The transfer fee is paid by redemption of units outstanding. Transfer requests are subject to the Company's published rules concerning market timing. A contract owner who violates these rules will for a period of time (typically six months), have certain restrictions placed on transfers. Transfer charges are included with net transfers from (to) other divisions or fixed rate option in the Statements of Changes in Net Assets under principal transactions.

SURRENDER CHARGE - A surrender charge may be applicable to certain withdrawal amounts and is payable to the Company. The surrender charge reimburses the Company for part of our expenses in distribution of the contracts. The surrender charge is paid by redemption of units outstanding. The surrender charges are included with contract withdrawals in the Statements of Changes in Net Assets under principal transactions.

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 5 - PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2011, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                                                       Proceeds from
Divisions                                                            Cost of Purchases     Sales
---------                                                            ----------------- -------------
American Century VP Value Fund - Class I                                $    8,702      $  113,385
Credit Suisse U.S. Equity Flex I Portfolio                                     333          75,646
Dreyfus IP MidCap Stock Portfolio - Initial Shares                             962          62,499
The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares          3,239          96,842
Dreyfus VIF Opportunistic Small Cap Portfolio - Initial Shares               4,037         155,376
Dreyfus VIF Quality Bond Portfolio - Initial Shares                         42,180         309,355
Fidelity VIP Asset Manager Portfolio - Initial Class                         3,206           3,456
Fidelity VIP Asset Manager Portfolio - Service Class 2                       4,969          37,530
Fidelity VIP Contrafund Portfolio - Service Class 2                          7,098         180,825
Fidelity VIP Equity-Income Portfolio - Service Class 2                      10,690         128,406
Fidelity VIP Growth Portfolio - Service Class 2                              1,408          74,001
Fidelity VIP Index 500 Portfolio - Initial Class                             2,340           5,691
Fidelity VIP Overseas Portfolio - Initial Class                                373           5,382
Franklin Templeton Templeton Foreign Securities Fund - Class 2               6,155          29,939
Goldman Sachs VIT Strategic Growth Fund - Institutional Shares                 186           8,745
Invesco High Yield Fund - Class A                                        4,556,309       2,526,277
Invesco Money Market Fund - Class A5                                            41          19,180
Invesco V.I. Core Equity Fund - Series I                                     8,730         277,791
Invesco V.I. Government Securities Fund - Series I                       2,907,219         555,946
Invesco V.I. High Yield Fund - Series I                                  1,230,785         316,773
Invesco V.I. International Growth Fund - Series I                           36,084         159,854
Invesco Van Kampen Comstock Fund - Class A                                  38,182         200,641
Invesco Van Kampen Corporate Bond Fund - Class A                               143           3,819
Invesco Van Kampen High Yield Fund - Class A                                90,735       2,697,895
Invesco Van Kampen V.I. Capital Growth Fund - Series I                      36,050       1,268,092
Invesco Van Kampen V.I. Comstock Fund - Series I                         2,961,482         230,554
Invesco Van Kampen V.I. Global Value Equity Fund - Series I                 47,999         421,680
Invesco Van Kampen V.I. Government Fund - Series I                         158,069       2,966,130
Invesco Van Kampen V.I. Growth and Income Fund - Series I                  182,918       2,307,564
Invesco Van Kampen V.I. High Yield Fund - Series I                         172,122       1,268,693
Invesco Van Kampen V.I. Mid Cap Value Fund - Series I                       32,933         975,247
Invesco Van Kampen V.I. Value Fund - Series I                               50,217       3,140,445
Janus Aspen Enterprise Portfolio - Service Shares                              260          38,301
Janus Aspen Overseas Portfolio - Service Shares                              8,825          34,908
Janus Aspen Worldwide Portfolio - Service Shares                               399          33,731
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1                    822          47,369
MFS VIT Core Equity Series - Initial Class                                   3,782          87,152
MFS VIT Growth Series - Initial Class                                        1,285         263,793
MFS VIT New Discovery Series - Initial Class                                14,409          27,622
MFS VIT Research Series - Initial Class                                      1,237          19,260
Neuberger Berman AMT Balanced Portfolio - Class I                               21           1,219
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I                      1,971          58,038
PIMCO VIT Real Return Portfolio - Administrative Class                      38,583         170,870
PIMCO VIT Short-Term Portfolio - Administrative Class                        4,684          43,564
PIMCO VIT Total Return Portfolio - Administrative Class                     25,685         235,014

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 5 - PURCHASES AND SALES OF INVESTMENTS - CONTINUED


For the year ended December 31, 2011, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                                                   Proceeds from
Divisions                                                        Cost of Purchases     Sales
------------------------------------------------------------------------------------------------
Pioneer Fund VCT Portfolio - Class I                                $   14,217      $   16,761
Pioneer Growth Opportunities VCT Portfolio - Class I                     1,509          55,591
Principal Capital Appreciation Account - Class 1                        42,696         859,730
Principal Diversified International Account - Class 1                   32,150         438,253
Principal Equity Income Account - Class 1                               64,261       1,669,813
Principal Government & High Quality Bond Account - Class 1              15,344       1,018,058
Principal Income Account - Class 1                                      66,452       1,175,838
Principal LargeCap Blend Account II - Class 1                          103,858       1,609,344
Principal LargeCap Growth Account - Class 1                             98,650       1,471,301
Principal Money Market Account - Class 1                               596,066       1,625,579
Principal SAM Balanced Portfolio - Class 1                           1,282,273       8,876,801
Principal SAM Conservative Balanced Portfolio - Class 1                170,461         378,810
Principal SAM Conservative Growth Portfolio - Class 1                  726,004       7,612,234
Principal SAM Flexible Income Portfolio - Class 1                    1,093,851       2,317,521
Principal SAM Strategic Growth Portfolio - Class 1                     181,487       1,894,701
Principal Short-Term Income Account - Class 1                           37,813         388,847
Principal SmallCap Growth Account II - Class 1                         106,347         617,439
Putnam VT Growth and Income Fund - Class IB                              6,737          83,550
Putnam VT International Value Fund - Class IB                            2,330          12,289
Royce Small-Cap Portfolio                                                5,498           6,380
UIF Core Plus Fixed Income Portfolio - Class I Shares                  584,936         418,737
UIF Emerging Markets Equity Portfolio - Class I Shares                  79,510         138,135
UIF Global Tactical Asset Allocation Portfolio - Class I Shares         16,970         285,859
UIF Growth Portfolio - Class I Shares                                  207,331         434,753
UIF U.S. Real Estate Portfolio - Class I Shares                          9,891         417,292
VALIC Company I Blue Chip Growth Fund                                       24             436
VALIC Company I Dividend Value Fund                                        683             193
VALIC Company I Global Social Awareness Fund                                 -           2,911
VALIC Company I Health Sciences Fund                                     5,553             335
VALIC Company I International Equities Fund                             12,406          23,443
VALIC Company I Mid Cap Index Fund                                     166,332         377,127
VALIC Company I Money Market I Fund                                    786,919       4,790,571
VALIC Company I Nasdaq-100 Index Fund                                   98,494         142,203
VALIC Company I Science & Technology Fund                                   38          31,385
VALIC Company I Small Cap Index Fund                                    77,998         171,844
VALIC Company I Stock Index Fund                                       114,980         385,402

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS

Summary of Changes in Units for the year ended December 31, 2011.

                                                             Accumulation  Accumulation  Annuity Units Annuity Units Net Increase
Divisions                                                    Units Issued Units Redeemed    Issued       Redeemed     (Decrease)
---------------------------------------------------------------------------------------------------------------------------------
American Century VP Value Fund - Class I
   Platinum Investor                                               144         (6,681)           -            -         (6,537)
Credit Suisse U.S. Equity Flex I Portfolio
   Platinum Investor                                                 2        (11,257)           -            -        (11,255)
Dreyfus IP MidCap Stock Portfolio - Initial Shares
   Platinum Investor                                                 4         (4,513)           -            -         (4,509)
The Dreyfus Socially Responsible Growth Fund, Inc. -
  Initial Shares
   Platinum Investor                                                29        (11,089)           -            -        (11,060)
Dreyfus VIF Opportunistic Small Cap Portfolio - Initial
  Shares
   Platinum Investor                                               183        (13,031)           -            -        (12,848)
Dreyfus VIF Quality Bond Portfolio - Initial Shares
   Platinum Investor                                               299        (17,755)           -            -        (17,456)
Fidelity VIP Asset Manager Portfolio - Initial Class
   Variety Plus                                                      8           (388)           -            -           (380)
Fidelity VIP Asset Manager Portfolio - Service Class 2
   Platinum Investor                                               185         (2,932)           -            -         (2,747)
Fidelity VIP Contrafund Portfolio - Service Class 2
   Platinum Investor                                               255        (12,741)           -            -        (12,486)
Fidelity VIP Equity-Income Portfolio - Service Class 2
   Platinum Investor                                                14        (11,014)           -            -        (11,000)
Fidelity VIP Growth Portfolio - Service Class 2
   Platinum Investor                                                21         (9,591)           -            -         (9,570)
Fidelity VIP Index 500 Portfolio - Initial Class
   Variety Plus                                                      5         (1,477)           -            -         (1,472)
Fidelity VIP Overseas Portfolio - Initial Class
   Variety Plus                                                      3         (1,704)           -            -         (1,701)
Franklin Templeton Templeton Foreign Securities Fund -
  Class 2
   Platinum Investor                                               242         (2,043)           -            -         (1,801)
Goldman Sachs VIT Strategic Growth Fund - Institutional
  Shares
   Platinum Investor                                                 1           (838)           -            -           (837)
Invesco High Yield Fund - Class A
   Other Contracts (Deferred Load, Non-Qualified)              468,929       (276,579)           -            -        192,350
Invesco Money Market Fund - Class A5
   Other Contracts                                                   1         (1,582)           -         (268)        (1,849)
Invesco V.I. Core Equity Fund - Series I
   Platinum Investor                                               164        (24,189)           -            -        (24,025)
Invesco V.I. Government Securities Fund - Series I
   Generations                                                 137,528        (12,332)           -            -        125,196
   Other Contracts                                              33,638        (28,173)           -            -          5,465
   Other Contracts (Deferred Load, Non-Qualified)              104,546         (8,547)           -            -         95,999
   Other Contracts (Deferred Load, Qualified)                        -              -        4,295          (64)         4,231
   Variety Plus                                                 10,467         (1,660)           -            -          8,807
Invesco V.I. High Yield Fund - Series I
   Generations                                                  99,133        (24,519)           -            -         74,614
   Platinum Investor                                            23,760         (7,358)           -            -         16,402

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED


Summary of Changes in Units for the year ended December 31, 2011.

                                                             Accumulation  Accumulation  Annuity Units Annuity Units Net Increase
Divisions                                                    Units Issued Units Redeemed    Issued       Redeemed     (Decrease)
---------------------------------------------------------------------------------------------------------------------------------
Invesco V.I. International Growth Fund - Series I
   Platinum Investor                                             1,880        (10,108)           -             -         (8,228)
Invesco Van Kampen Comstock Fund - Class A
   Other Contracts                                                   -         (5,538)           -          (168)        (5,706)
Invesco Van Kampen Corporate Bond Fund - Class A
   Other Contracts                                                   1           (418)           -             -           (417)
Invesco Van Kampen High Yield Fund - Class A
   Other Contracts                                                   -       (341,234)           -             -       (341,234)
Invesco Van Kampen V.I. Capital Growth Fund - Series I
   Generations                                                     721        (84,784)       2,018        (3,246)       (85,291)
   Other Contracts (Deferred Load, Non-Qualified)                    -            (13)           -             -            (13)
Invesco Van Kampen V.I. Comstock Fund - Series I
   Generations                                                 295,771        (24,039)           -             -        271,732
Invesco Van Kampen V.I. Global Value Equity Fund - Series I
   Generations                                                     691        (52,557)           -             -        (51,866)
Invesco Van Kampen V.I. Government Fund - Series I
   Generations                                                     259        (97,608)           -             -        (97,349)
   Other Contracts (Deferred Load, Non-Qualified)                    -       (211,805)           -             -       (211,805)
   Other Contracts (Deferred Load, Qualified)                        -              -        5,030        (8,175)        (3,145)
   Other Contracts (Non-Qualified)                                   -        (58,399)           -             -        (58,399)
   Variety Plus                                                      5        (37,654)           -             -        (37,649)
Invesco Van Kampen V.I. Growth and Income Fund - Series I
   Generations                                                   2,930       (171,566)           -             -       (168,636)
   Other Contracts (Deferred Load, Non-Qualified)                    1         (6,319)           -             -         (6,318)
   Other Contracts (Non-Qualified)                                   -           (682)           -             -           (682)
   Platinum Investor                                               835         (2,917)           -             -         (2,082)
Invesco Van Kampen V.I. High Yield Fund - Series I
   Generations                                                   4,463       (122,274)           -             -       (117,811)
   Platinum Investor                                                40        (16,990)           -             -        (16,950)
Invesco Van Kampen V.I. Mid Cap Value Fund - Series I
   Generations                                                     370        (64,389)           -             -        (64,019)
Invesco Van Kampen V.I. Value Fund - Series I
   Generations                                                      12       (340,928)           -             -       (340,916)
Janus Aspen Enterprise Portfolio - Service Shares
   Platinum Investor                                                41         (5,125)           -             -         (5,084)
Janus Aspen Overseas Portfolio - Service Shares
   Platinum Investor                                               414         (1,963)           -             -         (1,549)
Janus Aspen Worldwide Portfolio - Service Shares
   Platinum Investor                                                55         (5,217)           -             -         (5,162)
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1
   Platinum Investor                                                68         (3,739)           -             -         (3,671)
MFS VIT Core Equity Series - Initial Class
   Platinum Investor                                               283        (11,299)           -             -        (11,016)
MFS VIT Growth Series - Initial Class
   Platinum Investor                                                48        (23,283)           -             -        (23,235)

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2011.

                                                            Accumulation  Accumulation  Annuity Units Annuity Units Net Increase
Divisions                                                   Units Issued Units Redeemed    Issued       Redeemed     (Decrease)
--------------------------------------------------------------------------------------------------------------------------------
MFS VIT New Discovery Series - Initial Class
   Platinum Investor                                              211         (2,044)          -            -           (1,833)
MFS VIT Research Series - Initial Class
   Platinum Investor                                               34         (2,075)          -            -           (2,041)
Neuberger Berman AMT Balanced Portfolio - Class I
   Variety Plus                                                     1           (404)          -            -             (403)
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
   Platinum Investor                                              236         (6,056)          -            -           (5,820)
PIMCO VIT Real Return Portfolio - Administrative Class
   Platinum Investor                                              671         (8,284)          -            -           (7,613)
PIMCO VIT Short-Term Portfolio - Administrative Class
   Platinum Investor                                              214         (3,357)          -            -           (3,143)
PIMCO VIT Total Return Portfolio - Administrative Class
   Platinum Investor                                              142        (12,838)          -            -          (12,696)
Pioneer Fund VCT Portfolio - Class I
   Platinum Investor                                              108         (1,258)          -            -           (1,150)
Pioneer Growth Opportunities VCT Portfolio - Class I
   Platinum Investor                                              127         (4,276)          -            -           (4,149)
Principal Capital Appreciation Account - Class 1
   WM Advantage                                                     2        (50,272)          -            -          (50,270)
   WM Strategic Asset Manager                                   1,655        (59,004)          -            -          (57,349)
Principal Diversified International Account - Class 1
   WM Advantage                                                15,048       (179,379)        289            -         (164,042)
   WM Strategic Asset Manager                                     113        (15,902)          -            -          (15,789)
Principal Equity Income Account - Class 1
   WM Advantage                                                 2,622        (56,289)          -            -          (53,667)
   WM Strategic Asset Manager                                   4,128       (158,086)          -            -         (153,958)
Principal Government & High Quality Bond Account - Class 1
   WM Advantage                                                   347       (197,346)          1            -         (196,998)
   WM Strategic Asset Manager                                     403        (68,116)          -            -          (67,713)
Principal Income Account - Class 1
   WM Advantage                                                 6,139       (214,539)          -            -         (208,400)
   WM Strategic Asset Manager                                   3,308        (61,831)          -            -          (58,523)
Principal LargeCap Blend Account II - Class 1
   WM Advantage                                                18,648       (255,640)          -            -         (236,992)
   WM Strategic Asset Manager                                   8,216       (127,421)          -            -         (119,205)
Principal LargeCap Growth Account - Class 1
   WM Advantage                                                15,960       (257,434)          -            -         (241,474)
   WM Strategic Asset Manager                                   9,851        (79,436)          -            -          (69,585)
Principal Money Market Account - Class 1
   WM Advantage                                               331,866       (455,352)          -            -         (123,486)
   WM Strategic Asset Manager                                  24,334       (161,530)          -            -         (137,196)
Principal SAM Balanced Portfolio - Class 1
   WM Advantage                                                 4,767       (857,889)          4            -         (853,118)

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2011.

                                                             Accumulation  Accumulation  Annuity Units Annuity Units Net Increase
Divisions                                                    Units Issued Units Redeemed    Issued       Redeemed     (Decrease)
---------------------------------------------------------------------------------------------------------------------------------
Principal SAM Balanced Portfolio - Class 1 - continued
   WM Strategic Asset Manager                                   19,444       (649,475)         -             -         (630,031)
Principal SAM Conservative Balanced Portfolio - Class 1
   WM Advantage                                                  6,997        (11,476)         -             -           (4,479)
   WM Strategic Asset Manager                                    8,902        (41,124)         -             -          (32,222)
Principal SAM Conservative Growth Portfolio - Class 1
   WM Advantage                                                 71,645       (749,102)         -             -         (677,457)
   WM Strategic Asset Manager                                    6,213       (582,304)         -             -         (576,091)
Principal SAM Flexible Income Portfolio - Class 1
   WM Advantage                                                      2       (146,153)         -             -         (146,151)
   WM Strategic Asset Manager                                   90,479       (209,206)         -             -         (118,727)
Principal SAM Strategic Growth Portfolio - Class 1
   WM Advantage                                                      -         (5,773)         -             -           (5,773)
   WM Strategic Asset Manager                                    3,731       (159,418)         -             -         (155,687)
Principal Short-Term Income Account - Class 1
   WM Advantage                                                  7,550       (114,006)         -             -         (106,456)
   WM Strategic Asset Manager                                    2,837        (21,860)         -             -          (19,023)
Principal SmallCap Growth Account II - Class 1
   WM Advantage                                                 56,885       (225,149)         -             -         (168,264)
   WM Strategic Asset Manager                                       72        (21,687)         -             -          (21,615)
Putnam VT Growth and Income Fund - Class IB
   Platinum Investor                                               262         (8,313)         -             -           (8,051)
Putnam VT International Value Fund - Class IB
   Platinum Investor                                                 4         (1,030)         -             -           (1,026)
Royce Small-Cap Portfolio
   Select Reserve                                                    -              -          -             -                -
UIF Growth Portfolio - Class I Shares
   Generations                                                  19,365        (34,497)         -             -          (15,132)
   Platinum Investor                                                82         (4,735)         -             -           (4,653)
UIF Core Plus Fixed Income Portfolio - Class I Shares
   Generations                                                  64,385        (48,606)         -             -           15,779
UIF Emerging Markets Equity Portfolio - Class I Shares
   Generations                                                   6,392        (11,366)         -             -           (4,974)
UIF Global Tactical Asset Allocation Portfolio - Class I
  Shares
   Generations                                                     799        (41,219)         -             -          (40,420)
UIF U.S. Real Estate Portfolio - Class I Shares
   Generations                                                      54        (16,776)         -             -          (16,722)
VALIC Company I Blue Chip Growth Fund
   Select Reserve                                                    -              -          -             -                -
VALIC Company I Dividend Value Fund
   Select Reserve                                                    -              -          -             -                -
VALIC Company I Global Social Awareness Fund
   Variety Plus                                                      1           (836)         -             -             (835)

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2011.

                                              Accumulation  Accumulation  Annuity Units Annuity Units Net Increase
Divisions                                     Units Issued Units Redeemed    Issued       Redeemed     (Decrease)
---------                                     ------------ -------------- ------------- ------------- ------------
VALIC Company I Health Sciences Fund
   Select Reserve                                     -              -          -             -                -
VALIC Company I International Equities Fund
   Generations                                      450             (2)         -             -              448
   Other Contracts (Deferred Load,
     Non-Qualified)                                   -             (1)         -             -               (1)
   Platinum Investor                                 27         (1,256)         -             -           (1,229)
   Select Reserve                                     -             (1)         -             -               (1)
   Variety Plus                                       3         (5,651)         -             -           (5,648)
VALIC Company I Mid Cap Index Fund
   Generations                                      526              -          -             -              526
   Other Contracts (Deferred Load,
     Non-Qualified)                                   1             (1)         -             -                -
   Other Contracts (Non-Qualified)                    -           (938)         -             -             (938)
   Platinum Investor                              3,369        (16,162)         -             -          (12,793)
   Select Reserve                                     -             (1)         -             -               (1)
VALIC Company I Money Market I Fund
   Generations                                   33,953        (35,180)         -             -           (1,227)
   Other Contracts (Deferred Load,
     Non-Qualified)                                   -        (17,903)         -             -          (17,903)
   Other Contracts (Non-Qualified)                    1        (10,799)         -             -          (10,798)
   Platinum Investor                             40,556        (35,220)         -             -            5,336
   Select Reserve                                     6       (537,766)         1            (1)        (537,760)
   Variety Plus                                       -        (14,211)         -             -          (14,211)
VALIC Company I Nasdaq-100 Index Fund
   Generations                                      359              -          -             -              359
   Other Contracts (Non-Qualified)                    -         (1,868)         -             -           (1,868)
   Platinum Investor                             12,420        (19,414)         -             -           (6,994)
VALIC Company I Science & Technology Fund
   Generations                                        -             (1)         -             -               (1)
   Other Contracts (Non-Qualified)                    -         (1,863)         -             -           (1,863)
   Platinum Investor                                  8         (1,439)         -             -           (1,431)
VALIC Company I Small Cap Index Fund
   Generations                                        1             (2)         -             -               (1)
   Other Contracts (Deferred Load,
     Non-Qualified)                                   -             (3)         -             -               (3)
   Platinum Investor                              4,785        (11,234)         -             -           (6,449)
VALIC Company I Stock Index Fund
   Generations                                      330            (49)         -             -              281
   Other Contracts (Deferred Load,
     Non-Qualified)                                   1           (109)         -             -             (108)
   Other Contracts (Non-Qualified)                    -              -          -             -                -
   Platinum Investor                                426        (37,051)         -             -          (36,625)
   Select Reserve                                     -              -          -             -                -
   Variety Plus                                       4         (2,754)         -             -           (2,750)

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2010.

                                              Accumulation  Accumulation  Annuity Units Annuity Units Net Increase
Divisions                                     Units Issued Units Redeemed    Issued       Redeemed     (Decrease)
---------                                     ------------ -------------- ------------- ------------- ------------
American Century VP Value Fund - Class I
   Platinum Investor                                202         (2,829)           -            -          (2,627)
Credit Suisse U.S. Equity Flex I Portfolio
   Platinum Investor                                 13            (20)           -            -              (7)
Dreyfus IP MidCap Stock Portfolio - Initial
  shares
   Platinum Investor                                496         (3,985)           -            -          (3,489)
The Dreyfus Socially Responsible Growth
  Fund, Inc. - Initial Shares
   Platinum Investor                                151        (16,637)           -            -         (16,486)
Dreyfus VIF Opportunistic Small Cap
  Portfolio - Initial Shares
   Platinum Investor                                191        (13,073)           -            -         (12,882)
Dreyfus VIF Quality Bond Portfolio - Initial
  shares
   Platinum Investor                                113        (14,936)           -            -         (14,823)
Evergreen VA High Income Fund - Class 1
   Select Reserve                                     -       (764,787)           -            -        (764,787)
Fidelity VIP Asset Manager Portfolio -
  Initial Class
   VAriety Plus                                       -         (5,116)           -            -          (5,116)
Fidelity VIP Asset Manager Portfolio -
  Service Class 2
   Platinum Investor                                609         (3,914)           -            -          (3,305)
Fidelity VIP Contrafund Portfolio - Service
  Class 2
   Platinum Investor                              1,311         (9,196)           -            -          (7,885)
Fidelity VIP Equity-Income Portfolio -
  Service Class 2
   Platinum Investor                                145        (10,648)           -            -         (10,503)
Fidelity VIP Growth Portfolio - Service
  Class 2
   Platinum Investor                                 49        (12,344)           -            -         (12,295)
Fidelity VIP Index 500 Portfolio - Initial
  Class
   VAriety Plus                                       -         (1,360)           -            -          (1,360)
Fidelity VIP Overseas Portfolio - Initial
  Class
   VAriety Plus                                       -         (1,478)           -            -          (1,478)
Franklin Templeton Templeton Foreign
  Securities Fund - Class 2
   Platinum Investor                                788         (1,528)           -            -            (740)
Franklin Templeton Templeton Global Asset
  Allocation Fund - Class 2
   Platinum Investor                                  -        (12,350)           -            -         (12,350)
Goldman Sachs VIT Strategic Growth Fund -
  Institutional Shares
   Platinum Investor                                  -           (260)           -            -            (260)
Invesco Money Market Fund - Class A5
   Other Contracts                               11,333            (76)       1,161         (148)         12,270
Invesco V.I. Core Equity Fund - Series I
   Platinum Investor                                684        (27,639)           -            -         (26,955)
Invesco V.I. International Growth Fund -
  Series I
   Platinum Investor                              2,185         (7,568)           -            -          (5,383)
Invesco Van Kampen Comstock Fund - Class A
   Other Contracts                                    -        (17,121)           -         (173)        (17,294)
Invesco Van Kampen Corporate Bond Fund -
  Class A
   Other Contracts                                    -        (14,604)           -            -         (14,604)

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED


Summary of Changes in Units for the year ended December 31, 2010.

                                                             Accumulation  Accumulation  Annuity Units Annuity Units Net Increase
Divisions                                                    Units Issued Units Redeemed    Issued       Redeemed     (Decrease)
---------                                                    ------------ -------------- ------------- ------------- ------------
Invesco Van Kampen High Yield Fund - Class A
   Other Contracts                                                 44         (34,458)         -               -        (34,414)
Invesco Van Kampen V.I. Capital Growth Fund - Series I
   GENERATIONS                                                     56         (40,053)         -          (2,317)       (42,314)
   Other Contracts (Deferred Load, Non-Qualified)                   -             (15)         -               -            (15)
   Other Contracts (Non-Qualified)                                  -            (478)         -               -           (478)
Invesco Van Kampen V.I. Global Value Equity Fund - Series I
   GENERATIONS                                                  1,861         (21,526)         -               -        (19,665)
Invesco Van Kampen V.I. Government Fund - Series I
   GENERATIONS                                                      -         (19,186)         -               -        (19,186)
   Other Contracts (Deferred Load, Non-Qualified)                   -          (4,229)         -               -         (4,229)
   Other Contracts (Deferred Load, Qualified)                       -               -         39            (699)          (660)
   Other Contracts (Non-Qualified)                                  -          (3,947)         -               -         (3,947)
   VAriety Plus                                                     -          (2,393)         -               -         (2,393)
Invesco Van Kampen V.I. Growth and Income Fund - Series I
   GENERATIONS                                                  1,401        (160,761)         -               -       (159,360)
   Other Contracts (Deferred Load, Non-Qualified)                 748            (280)         -               -            468
   Other Contracts (Non-Qualified)                                  -          (1,306)         -               -         (1,306)
   Platinum Investor                                               51          (3,545)         -               -         (3,494)
Invesco Van Kampen V.I. High Yield Fund - Series I
   GENERATIONS                                                    106         (46,746)         -               -        (46,640)
   Platinum Investor                                               89          (2,007)         -               -         (1,918)
Invesco Van Kampen V.I. Mid Cap Value Fund - Series I
   GENERATIONS                                                  4,466         (38,088)         -               -        (33,622)
Invesco Van Kampen V.I. Value Fund - Series I
   GENERATIONS                                                     53         (48,019)         -               -        (47,966)
Janus Aspen Enterprise Portfolio - Service Shares
   Platinum Investor                                              205         (11,217)         -               -        (11,012)
Janus Aspen Overseas Portfolio - Service Shares
   Platinum Investor                                               75          (6,040)         -               -         (5,965)
Janus Aspen Worldwide Portfolio - Service Shares
   Platinum Investor                                              202          (2,405)         -               -         (2,203)
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1
   Platinum Investor                                              834          (4,636)         -               -         (3,802)
MFS VIT Core Equity Series - Initial Class
   Platinum Investor                                              160          (5,295)         -               -         (5,135)
MFS VIT Growth Series - Initial Class
   Platinum Investor                                              749         (17,734)         -               -        (16,985)
MFS VIT New Discovery Series - Initial Class
   Platinum Investor                                                -          (1,885)         -               -         (1,885)
MFS VIT Research Series - Initial Class
   Platinum Investor                                                -          (1,816)         -               -         (1,816)
Neuberger Berman AMT Balanced Portfolio - Class I
   VAriety Plus                                                     -            (672)         -               -           (672)

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED


Summary of Changes in Units for the year ended December 31, 2010.

                                                         Accumulation  Accumulation  Annuity Units Annuity Units Net Increase
Divisions                                                Units Issued Units Redeemed    Issued       Redeemed     (Decrease)
-----------------------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
   Platinum Investor                                            77          (4,981)        -             -            (4,904)
PIMCO VIT Real Return Portfolio - Administrative Class
   Platinum Investor                                           475          (6,954)        -             -            (6,479)
PIMCO VIT Short-Term Portfolio - Administrative Class
   Platinum Investor                                           305          (2,068)        -             -            (1,763)
PIMCO VIT Total Return Portfolio - Administrative Class
   Platinum Investor                                         1,387          (4,738)        -             -            (3,351)
Pioneer Fund VCT Portfolio - Class I
   Platinum Investor                                           357          (9,305)        -             -            (8,948)
Pioneer Growth Opportunities VCT Portfolio - Class I
   Platinum Investor                                           191         (11,695)        -             -           (11,504)
Principal Capital Appreciation Account
   WM Advantage                                                  -         (48,511)        -             -           (48,511)
   WM Strategic Asset Manager                                  146         (58,853)        -             -           (58,707)
Principal Diversified International Account
   WM Advantage                                                341        (160,373)        -             -          (160,032)
   WM Strategic Asset Manager                                   52         (43,317)        -             -           (43,265)
Principal Equity Income Account
   WM Advantage                                              2,585         (30,036)        -             -           (27,451)
   WM Strategic Asset Manager                                    -        (129,726)        -             -          (129,726)
Principal Income Account
   WM Advantage                                                268        (262,872)        -             -          (262,604)
   WM Strategic Asset Manager                                    -         (82,885)        -             -           (82,885)
Principal LargeCap Blend Account II
   WM Advantage                                                 88        (256,412)        -             -          (256,324)
   WM Strategic Asset Manager                                  308        (141,864)        -             -          (141,556)
Principal LargeCap Growth Account
   WM Advantage                                                202        (273,704)        -             -          (273,502)
   WM Strategic Asset Manager                                  717        (134,056)        -             -          (133,339)
Principal Money Market Account
   WM Advantage                                                  -        (201,318)        -             -          (201,318)
   WM Strategic Asset Manager                                    -        (176,761)        -             -          (176,761)
Principal Government & High Quality Bond Account
   WM Advantage                                                224        (135,718)        -             -          (135,494)
   WM Strategic Asset Manager                                    -         (71,610)        -             -           (71,610)
Principal SAM Balanced Portfolio
   WM Advantage                                             10,660        (674,893)        -             -          (664,233)
   WM Strategic Asset Manager                                  208      (1,044,226)        -             -        (1,044,018)
Principal SAM Conservative Balanced Portfolio
   WM Advantage                                             57,895         (33,051)        -             -            24,844
   WM Strategic Asset Manager                                4,999        (120,062)        -             -          (115,063)
Principal SAM Conservative Growth Portfolio
   WM Advantage                                                  -        (515,963)        -             -          (515,963)

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED


Summary of Changes in Units for the year ended December 31, 2010.

                                                             Accumulation  Accumulation  Annuity Units Annuity Units Net Increase
Divisions                                                    Units Issued Units Redeemed    Issued       Redeemed     (Decrease)
---------------------------------------------------------------------------------------------------------------------------------
Principal SAM Conservative Growth Portfolio - continued
   WM Strategic Asset Manager                                     590        (590,224)         -             -         (589,634)
Principal SAM Flexible Income Portfolio
   WM Advantage                                                 9,946         (54,720)         -             -          (44,774)
   WM Strategic Asset Manager                                       -        (206,276)         -             -         (206,276)
Principal SAM Strategic Growth Portfolio
   WM Advantage                                                     -          (9,518)         -             -           (9,518)
   WM Strategic Asset Manager                                       -        (195,551)         -             -         (195,551)
Principal Short-Term Income Account
   WM Advantage                                                    15        (103,706)         -             -         (103,691)
   WM Strategic Asset Manager                                      75          (8,326)         -             -           (8,251)
Principal SmallCap Growth Account II
   WM Advantage                                                   110        (170,667)         -             -         (170,557)
   WM Strategic Asset Manager                                   1,573         (26,376)         -             -          (24,803)
Putnam VT Growth and Income Fund - Class IB
   Platinum Investor                                              364         (10,740)         -             -          (10,376)
Putnam VT International Value Fund - Class IB
   Platinum Investor                                                -          (2,916)         -             -           (2,916)
Royce Small-Cap Portfolio
   Select Reserve                                                   -         (23,186)         -             -          (23,186)
UIF Capital Growth Portfolio - Class I
   GENERATIONS                                                      -         (50,051)         -             -          (50,051)
   Platinum Investor                                               47          (6,061)         -             -           (6,014)
UIF Core Plus Fixed Income Portfolio - Class I Shares
   GENERATIONS                                                      -         (55,997)         -             -          (55,997)
UIF Emerging Markets Equity Portfolio - Class I Shares
   GENERATIONS                                                      -         (22,788)         -             -          (22,788)
UIF Global Tactical Asset Allocation Portfolio - Class I
  Shares
   GENERATIONS                                                      -         (24,875)         -             -          (24,875)
UIF U.S. Real Estate Portfolio - Class I Shares
   GENERATIONS                                                      -          (9,244)         -             -           (9,244)
VALIC Company I Blue Chip Growth Fund
   Select Reserve                                                   -          (1,766)         -             -           (1,766)
VALIC Company I Dividend Value Fund
   Select Reserve                                                   -               -          -             -                -
VALIC Company I Global Social Awareness Fund
   VAriety Plus                                                     -              (1)         -             -               (1)
VALIC Company I Health Sciences Fund
   Select Reserve                                                   -          (1,696)         -             -           (1,696)
VALIC Company I International Equities Fund
   GENERATIONS                                                  2,541               -          -             -            2,541
   Other Contracts (Deferred Load, Non-Qualified)                   -              (1)         -             -               (1)
   Platinum Investor                                                -          (5,496)         -             -           (5,496)
   Select Reserve                                                   -          (1,620)         -             -           (1,620)

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2010.

                                                         Accumulation  Accumulation  Annuity Units Annuity Units Net Increase
Divisions                                                Units Issued Units Redeemed    Issued       Redeemed     (Decrease)
-----------------------------------------------------------------------------------------------------------------------------
VALIC Company I International Equities Fund - continued
   VAriety Plus                                                   -          (69)          -               -            (69)
VALIC Company I Mid Cap Index Fund
   GENERATIONS                                                1,783            -           -               -          1,783
   Other Contracts (Deferred Load, Non-Qualified)                 -           (1)          -               -             (1)
   Other Contracts (Non-Qualified)                                -            -           -               -              -
   Platinum Investor                                             61       (8,443)          -               -         (8,382)
   Select Reserve                                                 -            -           -               -              -
VALIC Company I Money Market I Fund
   GENERATIONS                                                3,178      (87,978)          -               -        (84,800)
   Other Contracts (Deferred Load, Non-Qualified)                 -      (27,160)          -            (855)       (28,015)
   Other Contracts (Deferred Load, Qualified)                     -            -           -              (8)            (8)
   Other Contracts (Non-Qualified)                                -       (4,938)          -               -         (4,938)
   Platinum Investor                                         19,706      (21,962)          -               -         (2,256)
   Select Reserve                                         1,076,372       (1,134)          -               -      1,075,238
   VAriety Plus                                                   -         (194)          -               -           (194)
VALIC Company I Nasdaq-100 Index Fund
   Other Contracts (Non-Qualified)                            4,524            -           -               -          4,524
   Platinum Investor                                          1,987       (6,122)          -               -         (4,135)
VALIC Company I Science & Technology Fund
   GENERATIONS                                                  654           (1)          -               -            653
   Other Contracts (Non-Qualified)                                -            -           -               -              -
   Platinum Investor                                              -      (23,194)          -               -        (23,194)
VALIC Company I Small Cap Index Fund
   GENERATIONS                                                1,757           (1)          -               -          1,756
   Other Contracts (Deferred Load, Non-Qualified)                 -           (3)          -               -             (3)
   Platinum Investor                                          2,571       (1,856)          -               -            715
VALIC Company I Stock Index Fund
   GENERATIONS                                                3,759          (50)          -               -          3,709
   Other Contracts (Deferred Load, Non-Qualified)                 -         (120)          -               -           (120)
   Other Contracts (Non-Qualified)                                -            -           -               -              -
   Platinum Investor                                          4,533      (24,338)          -               -        (19,805)
   Select Reserve                                                 -            -           -               -              -
   VAriety Plus                                               9,051       (2,211)          -               -          6,840
Van Kampen Money Market Fund
   Other Contracts                                                -      (25,119)          -          (2,881)       (28,000)

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for each of the five years in the period ended December 31, 2011 are as follows:

                                At December 31                               For the year ended December 31
                     ------------------------------------ -------------------------------------------------------------------
                                                            Investment Income
                                Unit Value                        Ratio               Expense Ratio            Total Return
                      Units  Lowest to Highest Net Assets Lowest to Highest /(1)/ Lowest to Highest /(2)/ Lowest to Highest /(3)/
--------------------------------------------------------  -------------------------------------------------------------------

American Century VP Value Fund - Class I
----------------------------------------------------------
2011                  17,806      $16.04       $  285,631          1.99%                   1.35%                   -0.34%
2010                  24,343       16.10          391,814          2.12%                   1.35%                   11.90%
2009                  26,969       14.38          387,915          5.66%                   1.35%                   18.26%
2008                  42,257       12.16          513,981          2.78%                   1.35%                  -27.76%
2007                  80,222       16.84        1,350,696          1.77%                   1.35%                   -6.42%

Credit Suisse U.S. Equity Flex I Portfolio /(19)/
----------------------------------------------------------
2011                       -      $    -       $        -          0.83%                   1.35%                   -7.47%
2010                  11,255        6.94           78,125          0.15%                   1.35%                   12.93%
2009                  11,262        6.15           69,224          1.40%                   1.35%                   22.99%
2008                  20,681        5.00          103,356          0.07%                   1.35%                  -35.48%
2007                  30,447        7.75          235,825          0.00%                   1.35%                   -2.17%

Dreyfus IP MidCap Stock Portfolio - Initial Shares
----------------------------------------------------------
2011                  10,330      $13.27       $  137,067          0.56%                   1.35%                   -0.95%
2010                  14,839       13.40          198,780          1.03%                   1.35%                   25.39%
2009                  18,328       10.68          195,794          1.43%                   1.35%                   33.69%
2008                  22,386        7.99          178,879          1.03%                   1.35%                  -41.22%
2007                  33,264       13.59          452,204          0.50%                   1.35%                    0.13%

The Dreyfus Socially Responsible Growth Fund, Inc. -
  Initial Shares
----------------------------------------------------------
2011                  34,827      $ 8.18       $  284,713          0.97%                   1.35%                   -0.45%
2010                  45,887        8.21          376,821          0.84%                   1.35%                   13.28%
2009                  62,373        7.25          452,167          0.97%                   1.35%                   31.96%
2008                  79,840        5.49          438,601          0.76%                   1.35%                  -35.31%
2007                 110,282        8.49          936,461          0.58%                   1.35%                    6.33%

Dreyfus VIF Opportunistic Small Cap Portfolio - Initial
  Shares
----------------------------------------------------------
2011                  32,155      $10.33       $  332,274          0.45%                   1.35%                  -15.00%
2010                  45,003       12.16          547,086          0.72%                   1.35%                   29.39%
2009                  57,885        9.40          543,841          1.59%                   1.35%                   24.35%
2008                  74,191        7.56          560,561          1.01%                   1.35%                  -38.43%
2007                 110,644       12.27        1,357,818          0.84%                   1.35%                  -12.26%

Dreyfus VIF Quality Bond Portfolio - Initial Shares
----------------------------------------------------------
2011                  52,540      $17.03       $  894,602          3.77%                   1.35%                    5.60%
2010                  69,996       16.12        1,128,614          3.96%                   1.35%                    6.92%
2009                  84,819       15.08        1,279,073          4.58%                   1.35%                   13.42%
2008                 112,344       13.30        1,493,737          4.90%                   1.35%                   -5.46%
2007                 178,560       14.06        2,511,391          4.60%                   1.35%                    2.15%

Evergreen VA High Income Fund - Class 1 /(12)/
----------------------------------------------------------
2010                       -      $    -       $        -          1.48%                   0.40%                    2.28%
2009                 764,787        8.74        6,682,262         10.76%                   0.40%                   51.19%
2008                 766,162        5.78        4,427,678         11.21%                   0.40%                  -25.97%
2007                 766,976        7.81        5,987,620          7.80%                   0.40%                    2.41%

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for each of the five years in the period ended December 31, 2011 are as follows:

                      At December 31                                     For the year ended December 31
           ------------------------------------------ -------------------------------------------------------------------
                                                        Investment Income
                        Unit Value                            Ratio               Expense Ratio            Total Return
            Units    Lowest to Highest   Net Assets   Lowest to Highest /(1)/ Lowest to Highest/ (2)/ Lowest to Highest/ (3)/
---------------------------------------------------   -------------------------------------------------------------------
Fidelity VIP Asset Manager Portfolio - Initial Class
------------------------------------------------------
2011        35,639        $  3.49        $  124,552            2.02%                   1.55%                   -4.06%
2010        36,019           3.64           131,201            1.60%                   1.55%                   12.51%
2009        41,134           3.24           133,177            2.39%                   1.55%                   27.13%
2008        41,184           2.55           104,886            2.86%                   1.55%                  -29.82%
2007        41,232           3.63           149,619            6.09%                   1.55%                   13.72%

Fidelity VIP Asset Manager Portfolio - Service Class 2
------------------------------------------------------
2011         9,730        $ 11.73        $  114,092            1.56%                   1.35%                   -4.12%
2010        12,477          12.23           152,580            1.30%                   1.35%                   12.44%
2009        15,782          10.88           171,649            2.00%                   1.35%                   27.03%
2008        19,577           8.56           167,617            1.78%                   1.35%                  -29.86%
2007        35,101          12.21           428,473            5.25%                   1.35%                   13.62%

Fidelity VIP Contrafund Portfolio - Service Class 2
------------------------------------------------------
2011        37,496        $ 12.98        $  486,722            0.70%                   1.35%                   -4.09%
2010        49,982          13.53           676,430            0.94%                   1.35%                   15.36%
2009        57,866          11.73           678,860            1.00%                   1.35%                   33.65%
2008        81,984           8.78           719,632            0.53%                   1.35%                  -43.46%
2007       161,261          15.52         2,503,566            0.66%                   1.35%                   15.72%

Fidelity VIP Equity-Income Portfolio - Service Class 2
------------------------------------------------------
2011        41,282        $ 10.89        $  449,691            2.09%                   1.35%                   -0.69%
2010        52,282          10.97           573,487            1.47%                   1.35%                   13.38%
2009        62,785           9.67           607,442            1.83%                   1.35%                   28.14%
2008        83,565           7.55           630,934            1.50%                   1.35%                  -43.58%
2007       168,438          13.38         2,254,080            1.39%                   1.35%                   -0.09%

Fidelity VIP Growth Portfolio - Service Class 2
------------------------------------------------------
2011        35,788        $  7.17        $  256,490            0.12%                   1.35%                   -1.37%
2010        45,358           7.27           329,593            0.03%                   1.35%                   22.20%
2009        57,653           5.95           342,818            0.17%                   1.35%                   26.25%
2008        84,254           4.71           396,830            0.38%                   1.35%                  -48.02%
2007       166,478           9.06         1,508,363            0.44%                   1.35%                   24.95%

Fidelity VIP Index 500 Portfolio - Initial Class
------------------------------------------------------
2011        16,166        $  3.18        $   51,415            1.92%                   1.55%                    0.47%
2010        17,638           3.17            55,831            1.86%                   1.55%                   13.26%
2009        18,998           2.79            53,097            2.79%                   1.55%                   24.66%
2008        12,890           2.24            28,899            2.27%                   1.55%                  -37.97%
2007        13,117           3.61            47,409            3.67%                   1.55%                    3.81%

Fidelity VIP Overseas Portfolio - Initial Class
------------------------------------------------------
2011         8,105        $  2.36        $   19,128            1.34%                   1.55%                  -18.44%
2010         9,806           2.89            28,374            1.27%                   1.55%                   11.38%
2009        11,284           2.60            29,314            2.09%                   1.55%                   24.58%
2008        11,505           2.09            23,990            2.74%                   1.55%                  -44.67%
2007        11,769           3.77            44,354            3.37%                   1.55%                   15.50%

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for each of the five years in the period ended December 31, 2011 are as follows:

                                  At December 31                         For the year ended December 31
                        -----------------------------------  ---------------------------------------------------------------
                                                               Investment Income        Expense                 Total Return
                                   Unit Value                        Ratio               Ratio                    Lowest to
                         Units  Lowest to Highest Net Assets Lowest to Highest /(1)/ Lowest to Highest/ (2)/    Highest/ (3)/
-------------------------------------------------------      ---------------------------------------------------------------
Franklin Templeton Templeton Foreign Securities Fund -
  Class 2
-------------------------------------------------------------
2011                     12,784 $ 12.00           $  153,415          1.75%          1.35%                    -11.83%
2010                     14,585   13.61              198,516          1.69%          1.35%                      6.95%
2009                     15,325   12.73              195,022          3.89%          1.35%                     35.20%
2008                     28,622    9.41              269,398          2.23%          1.35%                    -41.18%
2007                     46,724   16.00              747,650          1.93%          1.35%                     13.90%


  Franklin Templeton Templeton Global Asset Allocation Fund
  - Class 2/ (13)/
-------------------------------------------------------------
2010                          - $     -           $        -          9.38%          1.35%                      3.49%
2009                     12,350   15.36              189,704          8.60%          1.35%                     20.18%
2008                     24,213   12.78              309,489          9.73%          1.35%                    -26.10%
2007                     46,342   17.30              801,576         17.23%          1.35%                      8.53%

Goldman Sachs VIT Strategic Growth Fund - Institutional Shares
-------------------------------------------------------
2011                      4,059 $  9.39           $   38,091          0.42%          1.35%                     -3.92%
2010                      4,896    9.77               47,819          0.42%          1.35%                      9.25%
2009                      5,155    8.94               46,093          0.46%          1.35%                     45.77%
2008                      5,270    6.13               32,326          0.11%          1.35%                    -42.54%
2007                      7,602   10.67               81,145          0.16%          1.35%                      8.65%

Invesco High Yield Fund - Class A /(18)/
-------------------------------------------------------------
2011                    192,350 $  9.64           $1,854,760          9.73%          0.75%                     -3.41%

Invesco Money Market Fund - Class A5 /(14)/
-------------------------------------------------------------
2011                     10,422 $  9.89           $  103,059          0.03%          0.75%                     -0.72%
2010                     12,271    9.96              122,204          0.04%          0.75%                     -0.41%

Invesco V.I. Core Equity Fund - Series I
-------------------------------------------------------------
2011                     66,647 $ 10.73           $  714,929          0.89%          1.35%                     -1.40%
2010                     90,672   10.88              986,460          0.92%          1.35%                      8.09%
2009                    117,627   10.07            1,183,971          1.62%          1.35%                     26.58%
2008                    164,367    7.95            1,307,043          1.77%          1.35%                    -31.08%
2007                    260,159   11.54            3,001,708          0.87%          1.35%                      6.66%

Invesco V.I. Government Securities Fund - Series I /(16)/
-------------------------------------------------------------
2011                    239,698 $ 10.58 to  10.64 $2,540,369          0.00%          0.75%    to     1.55%      5.74% to   6.31%

Invesco V.I. High Yield Fund - Series I/ (17)/
-------------------------------------------------------------
2011                     91,016 $  9.56 to   9.57 $  870,568          0.00%          1.35%    to     1.40%     -4.53% to  -4.50%

Invesco V.I. International Growth Fund - Series I
-------------------------------------------------------------
2011                     24,006 $ 14.05           $  337,371          1.55%          1.35%                     -7.99%
2010                     32,234   15.27              492,336          2.16%          1.35%                     11.35%
2009                     37,617   13.72              515,991          1.35%          1.35%                     33.43%
2008                     50,278   10.28              516,880          0.43%          1.35%                    -41.18%
2007                     78,653   17.48            1,374,695          0.32%          1.35%                     13.17%

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for each of the five years in the period ended December 31, 2011 are as follows:

                        At December 31                            For the year ended December 31
             ------------------------------------------  ----------------------------------------------------------------------
                                                         Investment Income
                          Unit Value                          Ratio               Expense Ratio              Total Return
              Units    Lowest to Highest     Net Assets  Lowest to Highest /(1)/  Lowest to Highest/ (2)/  Lowest to Highest/ (3)/
--------------------------------------------------       ----------------------------------------------------------------------

Invesco Van Kampen Comstock Fund - Class A
2011          84,481   $  31.37              $2,649,863   1.37%                   0.75%                     -2.70%
2010          90,187      32.24               2,907,422   1.35%                   0.75%                     14.74%
2009         107,481      28.10               3,019,846   1.36%                   0.75%                     28.48%
2008         125,477      21.87               2,743,917   2.20%                   0.75%                    -36.37%
2007         149,656      34.37               5,143,307   1.91%                   0.75%                     -2.63%

Invesco Van Kampen Corporate Bond Fund - Class A
---------------------------------------------------------
2011               -   $   9.14              $        -   7.90%                   0.75%                      5.11%
2010             417       8.69                   3,621   4.63%                   0.75%                      7.89%
2009          15,021       8.06                 121,040   5.60%                   0.75%                     20.02%
2008          15,898       6.71                 106,739   5.53%                   0.75%                     -8.85%
2007          20,882       7.37                 153,829   4.81%                   0.75%                      4.00%

Invesco Van Kampen High Yield Fund - Class A /(18)/
---------------------------------------------------------
2011               -   $      -              $        -   7.07%                   0.75%                      4.84%
2010         341,234       7.52               2,566,018   8.17%                   0.75%                     11.60%
2009         375,648       6.74               2,531,166  10.24%                   0.75%                     41.12%
2008         580,118       4.77               2,769,970   8.64%                   0.75%                    -23.94%
2007         660,347       6.28               4,145,659   7.06%                   0.75%                      3.25%

Invesco Van Kampen V.I. Capital Growth Fund - Series I
---------------------------------------------------------
2011         321,256   $  12.86  to   18.41  $4,255,970   0.00%                   1.25%    to     1.40%     -7.48%   to    -5.02%
2010         406,560      13.90  to   20.05   5,785,136   0.00%                   0.75%    to     1.40%     18.18%   to    18.95%
2009         449,367      11.76  to   16.85   5,400,590   0.11%    to     0.19%   0.75%    to     1.40%     59.50%   to    63.76%
2008         504,783       7.18               3,625,497   0.56%                   1.40%                    -49.70%
2007         626,986      14.28               8,952,443   0.05%                   1.40%                     15.33%

Invesco Van Kampen V.I. Comstock Fund - Series I/ (15)/
---------------------------------------------------------
2011         271,732   $   8.90              $2,418,307   0.00%                   1.40%                    -11.14%

Invesco Van Kampen V.I. Global Value Equity Fund - Series I
-----------------------------------------------------------
2011         159,641   $   6.79              $1,084,105   3.27%                   1.40%                    -12.12%
2010         211,507       7.73               1,634,469   1.85%                   1.40%                      9.41%
2009         231,171       7.06               1,632,816   6.31%                   1.40%                     14.38%
2008         294,216       6.18               1,816,817   2.60%                   1.40%                    -40.98%
2007         388,248      10.46               4,062,095   1.94%                   1.40%                      5.15%

Invesco Van Kampen V.I. Government Fund - Series I /(16)/
---------------------------------------------------------
2011               -   $      -              $        -   8.92%                   0.75%    to     1.55%      0.57%   to     0.84%
2010         408,347       2.78  to   14.27   2,907,344   0.20%    to     0.21%   0.75%    to     1.55%      3.61%   to     4.45%
2009         438,761       2.68  to   13.75   3,114,181   5.68%    to     6.29%   0.75%    to     1.55%     -0.58%   to     0.22%
2008         551,078       2.70  to   13.81   4,051,618   4.46%    to     5.02%   0.75%    to     1.55%      0.25%   to     1.05%
2007         710,592       2.69  to   13.76   5,522,860   4.56%    to     4.87%   0.75%    to     1.55%      5.67%   to     6.53%

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for each of the five years in the period ended December 31, 2011 are as follows:

                                At December 31                        For the year ended December 31
                     -------------------------------------   -------------------------------------------------------------
                                                             Investment Income        Expense Ratio
                                 Unit Value                       Ratio                 Lowest to        Total Return
                       Units   Lowest to Highest Net Assets  Lowest to Highest /(1)/  Highest/ (2)/   Lowest to Highest/ (3)/
---------------------------------------------------------    -------------------------------------------------------------

Invesco Van Kampen V.I. Growth and Income Fund - Series I
-------------------------------------------------------------
2011                   932,055 $11.28  to  16.33 $10,587,864  1.22%                   0.75% to  1.40%  -3.37%   to     -2.74%
2010                 1,109,773  11.67  to  16.79  13,069,755  0.10%    to     0.11%   0.75% to  1.40%  10.95%   to     11.67%
2009                 1,273,466  10.52  to  15.03  13,511,199  3.63%    to     5.78%   0.75% to  1.40%  22.64%   to     46.31%
2008                 1,663,045   8.58  to   9.94  14,304,212  2.22%    to     2.28%   1.35% to  1.40% -32.98%   to    -32.95%
2007                 2,228,376  12.80  to  14.82  28,616,523  1.74%    to     1.84%   1.35% to  1.40%   1.36%   to      1.41%

Invesco Van Kampen V.I. High Yield Fund - Series I/ (17)/
-------------------------------------------------------------
2011                         - $    -            $         - 23.17%                   1.35% to  1.40%   4.80%   to      4.81%
2010                   134,761   7.98  to  13.63   1,170,671  9.71%    to     9.90%   1.35% to  1.40%  10.55%   to     10.61%
2009                   183,319   7.22  to  12.32   1,418,944  8.92%    to     9.13%   1.35% to  1.40%  40.11%   to     40.18%
2008                   235,447   5.15  to   8.79   1,284,056  8.21%    to     9.78%   1.35% to  1.40% -23.93%   to    -23.89%
2007                   317,380   6.77  to  11.55   2,353,128  8.06%    to     9.08%   1.35% to  1.40%   2.56%   to      2.61%

Invesco Van Kampen V.I. Mid Cap Value Fund - Series I
-------------------------------------------------------------
2011                   281,797 $13.91            $ 3,919,516  0.66%                   1.40%            -0.48%
2010                   345,816  13.98              4,833,088  0.92%                   1.40%            20.54%
2009                   379,438  11.59              4,399,255  1.15%                   1.40%            37.27%
2008                   498,756   8.45              4,212,539  0.86%                   1.40%           -42.11%
2007                   563,194  14.59              8,216,439  0.66%                   1.40%             6.34%

Invesco Van Kampen V.I. Value Fund - Series I /(15)/
-------------------------------------------------------------
2011                         - $    -            $         -  3.50%                   1.40%             9.27%
2010                   340,916   8.42              2,869,479  1.47%                   1.40%            14.14%
2009                   388,882   7.37              2,867,781  3.02%                   1.40%            29.18%
2008                   489,318   5.71              2,793,414  3.50%                   1.40%           -36.75%
2007                   691,472   9.03              6,240,815  1.97%                   1.40%            -4.42%

Janus Aspen Enterprise Portfolio - Service Shares
-------------------------------------------------------------
2011                    14,254 $ 7.29            $   103,897  0.00%                   1.35%            -2.97%
2010                    19,338   7.51                145,265  0.00%                   1.35%            23.84%
2009                    30,350   6.07                184,096  0.00%                   1.35%            42.51%
2008                    49,541   4.26                210,873  0.06%                   1.35%           -44.61%
2007                    64,147   7.68                492,957  0.07%                   1.35%            20.10%

Janus Aspen Overseas Portfolio - Service Shares
-------------------------------------------------------------
2011                     9,079 $12.55            $   113,926  0.40%                   1.35%           -33.24%
2010                    10,628  18.80                199,776  0.44%                   1.35%            23.34%
2009                    16,593  15.24                252,884  0.41%                   1.35%            76.67%
2008                    23,916   8.63                206,303  2.47%                   1.35%           -52.87%
2007                    35,254  18.30                645,271  0.47%                   1.35%            26.29%

Janus Aspen Worldwide Portfolio - Service Shares
-------------------------------------------------------------
2011                     5,803 $ 5.91            $    34,317  0.41%                   1.35%           -15.14%
2010                    10,965   6.97                 76,411  0.48%                   1.35%            13.97%
2009                    13,169   6.11                 80,518  1.12%                   1.35%            35.56%
2008                    20,153   4.51                 90,898  0.77%                   1.35%           -45.55%
2007                    35,212   8.28                291,677  0.56%                   1.35%             7.89%

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for each of the five years in the period ended December 31, 2011 are as follows:

                                At December 31                               For the year ended December 31
                     ------------------------------------ -------------------------------------------------------------------
                                                            Investment Income
                                Unit Value                        Ratio               Expense Ratio            Total Return
                      Units  Lowest to Highest Net Assets Lowest to Highest /(1)/ Lowest to Highest/ (2)/ Lowest to Highest/ (3)/
--------------------------------------------------------  -------------------------------------------------------------------

JPMorgan Insurance Trust Small Cap Core Portfolio -
  Class 1
----------------------------------------------------------
2011                   3,785      $11.47       $   43,401          0.12%                   1.35%                   -6.05%
2010                   7,456       12.20           90,989          0.00%                   1.35%                   25.42%
2009                  11,258        9.73          109,538          0.73%                   1.35%                   20.93%
2008                  14,617        8.05          117,599          0.19%                   1.35%                  -32.90%
2007                  17,782       11.99          213,213          0.01%                   1.35%                   -6.94%

MFS VIT Core Equity Series - Initial Class
----------------------------------------------------------
2011                  24,087      $ 7.12       $  171,513          0.82%                   1.35%                   -2.34%
2010                  35,103        7.29          255,957          1.09%                   1.35%                   15.64%
2009                  40,238        6.31          253,709          1.68%                   1.35%                   30.66%
2008                  51,625        4.83          249,126          0.76%                   1.35%                  -39.97%
2007                  97,210        8.04          781,501          0.38%                   1.35%                    9.65%

MFS VIT Growth Series - Initial Class
----------------------------------------------------------
2011                  52,047      $10.45       $  544,150          0.17%                   1.35%                   -1.66%
2010                  75,282       10.63          800,337          0.11%                   1.35%                   13.79%
2009                  92,267        9.34          862,023          0.30%                   1.35%                   35.83%
2008                 122,609        6.88          843,339          0.24%                   1.35%                  -38.26%
2007                 198,401       11.14        2,210,256          0.00%                   1.35%                   19.54%

MFS VIT New Discovery Series - Initial Class
----------------------------------------------------------
2011                   7,601      $11.01       $   83,663          0.00%                   1.35%                  -11.47%
2010                   9,434       12.43          117,286          0.00%                   1.35%                   34.51%
2009                  11,319        9.24          104,619          0.00%                   1.35%                   61.00%
2008                  18,292        5.74          105,010          0.00%                   1.35%                  -40.15%
2007                  35,941        9.59          344,722          0.00%                   1.35%                    1.13%

MFS VIT Research Series - Initial Class
----------------------------------------------------------
2011                  11,747      $ 8.63       $  101,407          0.87%                   1.35%                   -1.78%
2010                  13,788        8.79          121,194          0.89%                   1.35%                   14.34%
2009                  15,604        7.69          119,948          1.44%                   1.35%                   28.79%
2008                  22,985        5.97          137,185          0.53%                   1.35%                  -36.94%
2007                  49,511        9.47          468,650          0.75%                   1.35%                   11.68%

Neuberger Berman AMT Balanced Portfolio - Class I
----------------------------------------------------------
2011                   2,408      $ 2.58       $    6,221          0.29%                   1.55%                   -2.16%
2010                   2,811        2.64            7,421          0.89%                   1.55%                   17.00%
2009                   3,483        2.26            7,859          3.26%                   1.55%                   20.58%
2008                   3,484        1.87            6,521          3.96%                   1.55%                  -40.09%
2007                   3,486        3.12           10,887          1.20%                   1.55%                   13.82%

Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
----------------------------------------------------------
2011                   7,677      $ 8.77       $   67,295          0.00%                   1.35%                   -0.87%
2010                  13,497        8.84          119,354          0.00%                   1.35%                   27.37%
2009                  18,402        6.94          127,760          0.00%                   1.35%                   29.83%
2008                  27,418        5.35          146,617          0.00%                   1.35%                  -44.13%
2007                  40,150        9.57          384,289          0.00%                   1.35%                   20.88%

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for each of the five years in the period ended December 31, 2011 are as follows:

                                  At December 31                          For the year ended December 31
                     ----------------------------------------    ------------------------------------------------------
                                                                                            Expense
                                      Unit Value                    Investment               Ratio         Total Return
                                      Lowest to                    Income Ratio            Lowest to        Lowest to
                       Units           Highest       Net Assets  Lowest to Highest /(1)/  Highest/ (2)/   Highest/ (3)/
------------------------------------------------------------     ------------------------------------------------------

PIMCO VIT Real Return Portfolio - Administrative Class
-----------------------------------------------------------------
2011                    23,705     $ 20.45           $   484,831   2.25%                      1.35%      10.17%
2010                    31,318       18.56               581,379   1.47%                      1.35%       6.66%
2009                    37,797       17.41               657,887   2.82%                      1.35%      16.77%
2008                    59,866       14.91               892,325   3.50%                      1.35%      -8.28%
2007                    91,335       16.25             1,484,284   4.19%                      1.35%       9.14%

PIMCO VIT Short-Term Portfolio - Administrative Class
-----------------------------------------------------------------
2011                    15,917     $ 12.11           $   192,777   0.95%                      1.35%      -0.84%
2010                    19,060       12.21               232,794   0.85%                      1.35%       0.74%
2009                    20,824       12.12               252,474   1.98%                      1.35%       6.35%
2008                    25,406       11.40               289,624   3.64%                      1.35%      -1.65%
2007                    37,915       11.59               439,482   3.78%                      1.35%       3.08%

PIMCO VIT Total Return Portfolio - Administrative Class
-----------------------------------------------------------------
2011                    29,926     $ 17.90           $   535,543   2.48%                      1.35%       2.22%
2010                    42,622       17.51               746,165   2.40%                      1.35%       6.66%
2009                    45,972       16.41               754,584   5.15%                      1.35%      12.51%
2008                    67,482       14.59               984,514   3.90%                      1.35%       3.39%
2007                   157,458       14.11             2,221,874   4.67%                      1.35%       7.27%

Pioneer Fund VCT Portfolio - Class I
-----------------------------------------------------------------
2011                    15,323     $ 11.04           $   169,200   1.57%                      1.35%      -5.58%
2010                    16,473       11.70               192,658   1.44%                      1.35%      14.47%
2009                    25,422       10.22               259,721   1.69%                      1.35%      23.52%
2008                    30,009        8.27               248,210   1.68%                      1.35%     -35.15%
2007                    52,137       12.75               664,971   1.11%                      1.35%       3.57%

Pioneer Growth Opportunities VCT Portfolio - Class I
-----------------------------------------------------------------
2011                    26,767     $ 11.10           $   297,062   0.00%                      1.35%      -3.57%
2010                    30,916       11.51               355,809   0.00%                      1.35%      18.61%
2009                    42,421        9.70               411,611   0.00%                      1.35%      42.62%
2008                    58,516        6.80               398,101   0.00%                      1.35%     -36.36%
2007                    98,236       10.69             1,050,115   0.00%                      1.35%      -5.16%

Principal Capital Appreciation Account - Class 1
-----------------------------------------------------------------
2011                   451,618     $  1.85 to  11.95 $ 3,919,277   0.00%                      1.40%      -1.26%
2010                   559,237        1.87 to  12.10   4,757,363   1.44%    to    1.49%       1.40%      13.80%
2009                   666,454        1.64 to  10.64   4,884,749   1.50%    to    1.60%       1.40%      28.01%
2008                   921,081        1.28 to   8.31   5,236,735   1.04%    to    1.16%       1.40%     -34.30%
2007                 1,668,934        1.96 to  12.64  15,823,939   0.70%    to    0.73%       1.40%       7.21%

Principal Diversified International Account - Class 1 /(6)/
-----------------------------------------------------------------
2011                 1,331,332     $  1.55 to   5.54 $ 2,475,756   0.19%                      1.40%     -12.41% to  -12.40%
2010                 1,511,163        1.77 to   6.33   3,216,382   1.39%    to    1.43%       1.40%      11.61%
2009                 1,714,460        1.58 to   5.67   3,380,670   4.38%    to    4.41%       1.40%      25.53%
2008                 1,985,478        1.26 to   4.52   3,094,348   1.71%    to    1.76%       1.40%     -46.97%
2007                 2,650,871        2.38 to   8.52   8,232,162   1.92%    to    2.24%       1.40%      16.65%

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for each of the five years in the period ended December 31, 2011 are as follows:

                       At December 31                                   For the year ended December 31
           --------------------------------------- -----------------------------------------------------------------------
                                                     Investment Income
                        Unit Value                         Ratio                  Expense Ratio            Total Return
             Units   Lowest to Highest Net Assets  Lowest to Highest /(1)/    Lowest to Highest/ (2)/ Lowest to Highest/ (3)/
-------------------------------------------------  -----------------------------------------------------------------------

Principal Equity Income Account - Class 1
---------------------------------------------------
2011         466,757 $  1.97 to   9.96 $ 3,432,530          0.55%                      1.40%                    3.97%
2010         674,382    1.90 to   9.57   4,877,306          3.07% to   3.17%           1.40%                   14.56%
2009         831,559    1.66 to   8.36   5,386,923          5.09% to   5.49%           1.40%                   18.34%
2008       1,154,892    1.40 to   7.06   6,155,459          2.40% to   2.60%           1.40%                  -34.86%
2007       2,261,160    2.15 to  10.84  19,874,016          1.00% to   1.08%           1.40%                    3.76%

Principal Government & High Quality Bond Account
  - Class 1
---------------------------------------------------
2011       1,417,880 $  2.09 to   8.39 $ 3,822,686          0.18%                      1.40%                    4.76%
2010       1,682,591    1.99 to   8.01   4,584,276          3.21% to   3.41%           1.40%                    4.37%
2009       1,889,696    1.91 to   7.68   5,200,630          7.64% to   7.67%           1.40%                    4.99%
2008       2,386,617    1.82 to   7.31   6,363,593          6.40% to   6.57%           1.40%                    3.22%
2007       3,580,040    1.76 to   7.08  10,939,876          5.48% to   5.63%           1.40%                    5.09%

Principal Income Account - Class 1
---------------------------------------------------
2011       1,544,306 $  2.49 to   9.52 $ 4,587,183          0.42%                      1.40%                    4.78%
2010       1,811,229    2.37 to   9.09   5,404,217          5.72% to   6.38%           1.40%                    7.14%
2009       2,156,718    2.21 to   8.48   6,328,287          9.74% to   10.20%          1.40%                   16.72%
2008       2,717,313    1.90 to   7.27   7,001,344          7.68% to   9.43%           1.40%                   -4.82%
2007       3,944,115    1.99 to   7.63  11,938,660          6.35% to   6.45%           1.40%                    4.42%

Principal LargeCap Blend Account II - Class
  1/ (4)/
---------------------------------------------------
2011       1,822,551 $  2.71 to   6.34 $ 6,781,910          0.03%                      1.40%                   -1.50%
2010       2,178,748    2.75 to   6.43   8,303,090          2.37%                      1.40%                   11.68%
2009       2,576,628    2.46 to   5.76   8,880,678          1.70% to   1.74%           1.40%                   27.87%
2008       3,212,138    1.92 to   4.50   8,718,464          1.42% to   1.45%           1.40%                  -37.29%
2007       5,035,367    3.07 to   7.18  23,617,445          1.57% to   1.82%           1.40%                    4.27%

Principal LargeCap Growth Account - Class 1 /(6)/
---------------------------------------------------
2011       2,627,488 $  2.97 to   6.50 $ 9,814,490          0.00%                      1.40%                   -5.56%
2010       2,938,547    3.15 to   6.88  11,631,394          0.06%                      1.40%                   16.74%
2009       3,345,388    2.70 to   5.90  11,487,293          0.71% to   0.72%           1.40%                   25.25%
2008       4,103,048    2.15 to   4.71  11,284,500          0.52% to   0.53%           1.40%                  -43.95%
2007       5,680,738    3.84 to   8.40  29,335,196          0.33% to   0.38%           1.40%                   21.43%

Principal MidCap Stock Account - Class 1 /(10)/
---------------------------------------------------
2009               - $               - $         -          3.30% to   3.58%           1.40%                   22.37%
2008         335,771    1.31 to   6.57   1,354,880          1.35% to   1.61%           1.40%                  -30.55%
2007         713,588    1.89 to   9.46   4,319,025          1.00% to   1.04%           1.40%                   -9.15%

Principal Money Market Account - Class 1 /(7)/
---------------------------------------------------
2011         714,087 $  1.34 to   5.98 $ 2,043,482          0.00%                      1.40%                   -1.39%
2010         974,769    1.36 to   6.07   3,072,996          0.00% to   0.00%           1.40%                   -1.39%
2009       1,352,848    1.38 to   6.15   4,482,222          0.25% to   0.26%           1.40%                   -1.17%
2008       1,914,740    1.40 to   6.23   6,079,285          2.77% to   2.84%           1.40%                    1.14%
2007       1,911,277    1.38 to   6.16   6,711,815          9.62% to   9.65%           1.40%                    3.38%

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for each of the five years in the period ended December 31, 2011 are as follows:

                        At December 31                                     For the year ended December 31
           ----------------------------------------- ---------------------------------------------------------------
                                                       Investment Income
                         Unit Value                          Ratio                 Expense Ratio            Total Return
             Units    Lowest to Highest  Net Assets  Lowest to Highest /(1)/   Lowest to Highest/ (2)/ Lowest to Highest/ (3)/
---------------------------------------------------  ---------------------------------------------------------------

Principal SAM Balanced Portfolio - Class 1
-----------------------------------------------------
2011        7,099,044 $  1.62 to  10.59 $ 34,187,956          2.87%                     1.40%                   -0.42%
2010        8,582,193    1.63 to  10.64   42,422,678          3.54% to   3.58%          1.40%                   12.03%
2009       10,290,445    1.46 to   9.49   48,744,144          3.72% to   3.84%          1.40%                   22.11%
2008       13,476,710    1.19 to   7.77   57,409,165          4.11% to   4.41%          1.40%                  -27.21%
2007       21,729,473    1.64 to  10.68  149,959,524          2.63% to   2.65%          1.40%                    7.15%

Principal SAM Conservative Balanced Portfolio -
  Class 1
-----------------------------------------------------
2011          465,465 $  1.55 to   8.08 $  1,970,566          3.23%                     1.40%                    0.87%
2010          502,166    1.54 to   8.01    2,218,503          3.95% to   5.16%          1.40%                   10.28%
2009          592,386    1.39 to   7.26    2,812,736          2.80% to   3.26%          1.40%                   19.46% to  19.47%
2008          737,572    1.17 to   6.08    3,199,113          3.75% to   3.97%          1.40%                  -20.34%
2007        1,152,334    1.46 to   7.63    7,292,460          3.29% to   3.41%          1.40%                    6.05%

Principal SAM Conservative Growth Portfolio - Class
  1
-----------------------------------------------------
2011        5,050,188 $  1.48 to  10.34 $ 24,466,077          2.10%                     1.40%                   -1.83%
2010        6,303,736    1.51 to  10.54   32,016,971          3.19% to   3.25%          1.40%                   13.61%
2009        7,409,333    1.33 to   9.27   34,334,643          4.48% to   4.80%          1.40%                   23.95%
2008       11,053,347    1.07 to   7.48   39,015,361          3.78% to   3.90%          1.40%                  -34.05%
2007       17,872,548    1.63 to  11.34  105,503,939          1.76% to   1.77%          1.40%                    7.77%

Principal SAM Flexible Income Portfolio - Class 1
-----------------------------------------------------
2011          755,960 $  1.62 to   9.62 $  5,074,691          3.84%                     1.40%                    1.95%
2010        1,020,838    1.59 to   9.43    6,329,252          5.19% to   5.37%          1.40%                    8.97%
2009        1,271,888    1.46 to   8.66    7,658,740          4.54% to   4.77%          1.40%                   18.29%
2008        1,885,736    1.23 to   7.32   10,047,633          7.48% to   7.57%          1.40%                  -14.96%
2007        3,397,023    1.45 to   8.61   23,616,389          4.59% to   4.61%          1.40%                    4.60%

Principal SAM Strategic Growth Portfolio - Class 1
-----------------------------------------------------
2011        1,088,019 $  1.32 to  10.66 $  8,853,572          1.55%                     1.40%                   -3.26%
2010        1,249,479    1.37 to  11.02   10,875,843          2.39% to   2.41%          1.40%                   14.78%
2009        1,454,548    1.19 to   9.60   11,364,737          3.20% to   3.58%          1.40%                   25.68%
2008        1,907,461    0.95 to   7.64   12,071,632          3.69% to   4.03%          1.40%                  -38.29%
2007        3,263,746    1.54 to  12.38   35,108,777          1.20% to   1.28%          1.40%                    8.07%

Principal Short-Term Income Account - Class 1
-----------------------------------------------------
2011          973,871 $  1.70 to   7.55 $  1,866,557          0.15%                     1.40%                   -0.04%
2010        1,099,350    1.70 to   7.55    2,192,118          2.01% to   2.05%          1.40%                    2.75%
2009        1,211,292    1.66 to   7.35    2,365,764          6.58% to   6.87%          1.40%                    8.41%
2008        1,510,041    1.53 to   6.78    2,751,685          3.20% to   3.51%          1.40%                   -1.95%
2007        2,030,714    1.56 to   6.91    4,081,666          5.05% to   5.20%          1.40%                    3.04%

Principal SmallCap Growth Account II - Class 1 /(8)/
-----------------------------------------------------
2011        1,311,080 $  1.87 to   5.75 $  2,938,319          0.00%                     1.40%                   -5.71%
2010        1,500,959    1.99 to   6.10    3,582,402          0.00%                     1.40%                   25.17%
2009        1,696,319    1.59 to   4.88    3,253,527          0.00%                     1.40%                   29.90%
2008        2,024,081    1.22 to   3.75    2,967,641          0.00%                     1.40%                  -41.97%
2007        2,552,693    2.10 to   6.47    6,674,412          0.00%                     1.40%                    4.62%

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for each of the five years in the period ended December 31, 2011 are as follows:

                     At December 31                      For the year ended December 31
           ----------------------------------   ----------------------------------------------------------------------
                                                Investment Income
                     Unit Value                     Ratio                Expense Ratio               Total Return
-           Units  Lowest to Highest Net Assets Lowest to Highest /(1)/  Lowest to Highest/ (2)/  Lowest to Highest/ (3)/
--------------------------------------------    ----------------------------------------------------------------------

Putnam VT Growth and Income Fund - Class IB
------------------------------------------------
2011        32,778 $ 9.28            $  304,307 1.29%                    1.35%                     -5.92%
2010        40,829   9.87               402,889 1.51%                    1.35%                     12.84%
2009        51,205   8.74               447,761 2.78%                    1.35%                     28.07%
2008        82,951   6.83               566,375 2.23%                    1.35%                    -39.52%
2007       131,767  11.29             1,487,576 1.46%                    1.35%                     -7.31%

Putnam VT International Value Fund - Class IB
------------------------------------------------
2011         7,294 $ 9.97            $   72,728 2.70%                    1.35%                    -14.94%
2010         8,320  11.72                97,529 3.19%                    1.35%                      5.69%
2009        11,236  11.09               124,622 0.00%                    1.35%                     24.50%
2008        21,493   8.91               191,473 1.69%                    1.35%                    -46.75%
2007        35,239  16.73               589,508 1.95%                    1.35%                      5.56%

Royce Small-Cap Portfolio
------------------------------------------------
2011        90,902 $17.02            $1,547,557 0.35%                    0.40%                     -3.67%
2010        90,902  17.67             1,606,488 0.11%                    0.40%                     20.04%
2009       114,088  14.72             1,679,633 0.00%                    0.40%                     34.66%
2008       114,088  10.93             1,247,290 0.68%                    0.40%                    -27.47%
2007       115,790  15.07             1,745,357 0.05%                    0.40%                     -2.53%

UIF Core Plus Fixed Income Portfolio - Class
  I Shares
------------------------------------------------
2011       156,527 $ 8.53            $1,335,854 4.03%                    1.40%                      4.18%
2010       140,748   8.19             1,152,970 6.29%                    1.40%                      5.66%
2009       196,746   7.75             1,525,414 8.21%                    1.40%                      8.12%
2008       153,649   7.17             1,101,801 4.57%                    1.40%                    -11.45%
2007       248,995   8.10             2,016,475 3.20%                    1.40%                      3.98%

UIF Emerging Markets Equity Portfolio - Class
  I Shares
------------------------------------------------
2011       119,666 $ 9.88            $1,182,805 0.44%                    1.40%                    -19.35%
2010       124,640  12.26             1,527,610 0.55%                    1.40%                     17.37%
2009       147,428  10.44             1,539,472 0.00%                    1.40%                     67.48%
2008       145,331   6.23               906,099 0.00%                    1.40%                    -57.23%
2007       195,644  14.58             2,851,910 0.43%                    1.40%                     38.49%

UIF Global Tactical Asset Allocation
  Portfolio - Class I Shares
------------------------------------------------
2011       130,396 $ 6.24            $  813,635 1.24%                    1.40%                     -5.02%
2010       170,816   6.57             1,122,126 2.79%                    1.40%                      4.22%
2009       195,690   6.30             1,233,539 2.66%                    1.40%                     30.69%
2008       244,473   4.82             1,179,182 3.37%                    1.40%                    -45.40%
2007       309,195   8.83             2,731,262 1.42%                    1.40%                     12.99%

UIF Growth Portfolio - Class I Shares
------------------------------------------------
2011       283,519 $ 9.16  to  11.89 $2,662,760 0.11%                    1.35%    to     1.40%     -4.15%   to     -4.10%
2010       303,304   9.56  to  12.40  2,980,138 0.12%    to     0.12%    1.35%    to     1.40%     21.15%   to     21.22%
2009       359,369   7.89  to  10.23  2,915,984 0.00%                    1.35%    to     1.40%     63.25%   to     63.34%
2008       443,316   4.83  to   6.26  2,201,010 0.20%    to     0.21%    1.35%    to     1.40%    -49.89%   to    -49.87%
2007       606,147   9.64  to  12.49  6,033,981 0.00%                    1.35%    to     1.40%     20.20%   to     20.26%

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for each of the five years in the period ended December 31, 2011 are as follows:

                          At December 31                      For the year ended December 31
                ----------------------------------   ----------------------------------------------------------------------
                                                     Investment Income
                          Unit Value                     Ratio                Expense Ratio               Total Return
                 Units  Lowest to Highest Net Assets Lowest to Highest /(1)/  Lowest to Highest/ (2)/  Lowest to Highest/ (3)/
-------------------------------------------------    ----------------------------------------------------------------------

UIF U.S. Real Estate Portfolio - Class I Shares
-----------------------------------------------------
2011             41,614 $24.13            $1,003,996 0.81%                    1.40%                      4.45%
2010             58,336  23.10             1,347,477 2.10%                    1.40%                     28.16%
2009             67,580  18.02             1,218,027 2.56%                    1.40%                     26.57%
2008             79,866  14.24             1,137,300 3.97%                    1.40%                    -38.76%
2007            106,192  23.25             2,469,334 1.12%                    1.40%                    -18.23%

VALIC Company I Blue Chip Growth Fund
-----------------------------------------------------
2011              8,108 $13.08            $  106,056 0.02%                    0.40%                      1.05%
2010              8,108  12.94               104,949 0.04%                    0.40%                     15.75%
2009              9,873  11.18               110,414 0.23%                    0.40%                     42.55%
2008              9,873   7.84                77,456 0.14%                    0.40%                    -43.13%
2007              9,873  13.79               136,191 0.24%                    0.40%                     12.63%

VALIC Company I Dividend Value Fund
-----------------------------------------------------
2011              3,985 $12.41            $   49,448 1.43%                    0.40%                      7.74%
2010              3,985  11.52                45,894 1.28%                    0.40%                     13.59%
2009              3,985  10.14                40,404 2.49%                    0.40%                     18.52%
2008              3,985   8.56                34,091 2.64%                    0.40%                    -35.49%
2007              3,985  13.26                52,843 1.83%                    0.40%                     -0.85%

VALIC Company I Global Social Awareness Fund
-----------------------------------------------------
2011                  - $ 3.14            $        - 0.00%                    1.55%                     -7.62%
2010                835   3.39                 2,833 1.62%                    1.55%                     10.50%
2009                835   3.07                 2,567 2.78%                    1.55%                     29.54%
2008                836   2.37                 1,983 2.40%                    1.55%                    -40.90%
2007                837   4.01                 3,359 1.26%                    1.55%                      2.78%

VALIC Company I Health Sciences Fund
-----------------------------------------------------
2011              4,648 $17.87            $   83,045 0.37%                    0.40%                     10.04%
2010              4,648  16.24                75,466 0.00%                    0.40%                     15.29%
2009              6,344  14.08                89,338 0.00%                    0.40%                     30.99%
2008              6,344  10.75                68,204 0.00%                    0.40%                    -29.86%
2007              6,344  15.33                97,242 0.00%                    0.40%                     17.08%

VALIC Company I International Equities Fund
-----------------------------------------------------
2011             31,798 $ 1.26  to  10.18 $  248,001 2.87%                    0.40%    to     1.55%    -14.44%   to    -13.45%
2010             38,229   1.48  to  11.76    304,624 1.83%    to     2.88%    0.40%    to     1.55%      6.80%   to      8.03%
2009             42,873   1.38  to  10.89    329,783 0.00%    to     4.76%    0.40%    to     1.55%     -1.52%   to     29.08%
2008             51,181   1.08  to   8.43    274,755 2.62%    to     3.31%    0.40%    to     1.55%    -44.27%   to    -43.62%
2007             59,384   1.94  to  14.96    600,367 1.74%    to     2.58%    0.40%    to     1.55%      7.09%   to      8.33%

VALIC Company I Mid Cap Index Fund
-----------------------------------------------------
2011             59,163 $12.30  to  20.69 $1,158,216 0.86%                    0.40%    to     1.40%     -3.37%   to     -2.40%
2010             72,369  12.73  to  21.40  1,474,887 0.99%    to     1.91%    0.40%    to     1.40%     23.88%   to     25.75%
2009             78,969  10.23  to  17.18  1,308,042 1.48%    to     2.39%    0.40%    to     1.35%     -1.29%   to     37.73%
2008             98,015  11.31  to  12.59  1,220,138 1.02%    to     1.30%    0.40%    to     1.35%    -37.74%   to    -37.14%
2007            156,566  17.99  to  20.22  3,138,579 0.99%    to     1.05%    0.40%    to     1.35%      6.19%   to      7.21%

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for each of the five years in the period ended December 31, 2011 are as follows:

                      At December 31                            For the year ended December 31
           ------------------------------------------  ----------------------------------------------------------------------
                                                       Investment Income
                        Unit Value                         Ratio                Expense Ratio               Total Return
             Units    Lowest to Highest   Net Assets   Lowest to Highest /(1)/  Lowest to Highest/ (2)/  Lowest to Highest/ (3)/
--------------------------------------------------     ----------------------------------------------------------------------

VALIC Company I Money Market I Fund
-------------------------------------------------------
2011       1,679,559  $ 6.58  to   11.29  $12,139,314  0.01%                    0.40%    to     1.55%     -1.52%   to     -0.39%
2010       2,256,122    6.61  to   11.44   16,142,970  0.01%                    0.40%    to     1.55%     -1.52%   to     -0.38%
2009       1,301,096    6.63  to   11.59   10,309,388  0.00%    to     0.33%    0.40%    to     1.55%     -1.04%   to      0.00%
2008         946,172    6.64  to   11.71    6,872,828  2.24%    to     2.84%    0.40%    to     1.35%      0.86%   to      1.82%
2007       1,036,020    6.52  to   11.61    7,558,171  4.61%    to     4.81%    0.40%    to     1.35%      3.29%   to      4.28%

VALIC Company I Nasdaq-100 Index Fund
-------------------------------------------------------
2011          16,802  $ 6.08  to   12.48  $   133,347  0.31%                    0.75%    to     1.40%      1.53%   to      2.20%
2010          25,305    5.98  to   12.21      191,237  0.23%    to     0.37%    0.75%    to     1.35%     18.12%   to     18.83%
2009          24,916    5.07  to   10.28      135,958  0.23%    to     0.45%    0.75%    to     1.35%      2.58%   to     53.35%
2008          34,068    3.30                  112,548  0.17%                    1.35%                    -43.19%
2007          60,330    5.82                  350,852  0.07%                    1.35%                     17.01%

VALIC Company I Science & Technology Fund
-------------------------------------------------------
2011          16,713  $ 4.63  to   11.68  $    81,846  0.00%                    0.75%    to     1.40%     -7.29%   to     -6.69%
2010          20,008    4.99  to   12.52      118,723  0.00%                    0.75%    to     1.40%     19.34%   to     21.18%
2009          42,548    4.14  to   10.33      187,796  0.12%    to     0.17%    0.75%    to     1.35%      2.90%   to     63.29%
2008          34,787    2.54                   88,255  0.00%                    1.35%                    -46.71%
2007          59,726    4.76                  284,355  0.00%                    1.35%                     16.11%

VALIC Company I Small Cap Index Fund
-------------------------------------------------------
2011          13,785  $12.22  to   14.44  $   190,558  0.81%                    1.25%    to     1.40%     -5.63%   to     -5.49%
2010          20,238   12.95  to   15.29      300,487  0.90%    to     1.22%    1.25%    to     1.40%     24.79%   to     24.98%
2009          17,770   10.37  to   12.25      213,741  1.35%    to     3.03%    1.25%    to     1.40%      3.81%   to     26.50%
2008          24,578    9.68                  237,927  1.44%                    1.35%                    -35.35%
2007          33,908   14.97                  507,745  0.91%                    1.35%                     -3.21%

VALIC Company I Stock Index Fund
-------------------------------------------------------
2011         147,818  $ 4.53  to   11.58  $ 1,419,330  1.54%                    0.40%    to     1.55%      0.26%   to      1.41%
2010         187,020    4.52  to   11.46    1,767,291  1.50%    to     1.99%    0.40%    to     1.55%     12.93%   to     14.23%
2009         196,395    4.00  to   10.07    1,661,230  2.07%    to     4.21%    0.40%    to     1.55%      0.49%   to     25.66%
2008         234,989    3.22  to    7.48    1,578,186  1.21%    to     2.32%    0.40%    to     1.55%    -38.17%   to    -37.46%
2007         358,696    5.21  to   11.95    3,799,914  1.27%    to     1.62%    0.40%    to     1.55%      3.50%   to      4.70%

Van Kampen LIT Enterprise Portfolio - Class I/ (9)/
-------------------------------------------------------
2009               -  $    -              $         -  2.32%    to     3.01%    0.75%    to     1.55%      2.64%   to      2.89%
2008       1,054,533    2.10  to   10.88    6,004,550  1.08%    to     1.11%    0.75%    to     1.55%    -43.83%   to    -43.38%
2007       1,219,091    3.74  to   19.35   12,607,667  0.40%    to     0.43%    0.75%    to     1.55%     10.94%   to     11.83%

Van Kampen LIT Money Market Portfolio - Class I /(11)/
-------------------------------------------------------
2009               -  $    -              $         -  0.03%                    0.75%    to     1.55%     -1.33%   to     -0.71%
2008         646,588    2.82  to    9.74    3,269,201  1.83%    to     2.08%    0.75%    to     1.40%      0.60%   to      1.26%
2007         778,905    2.80  to    9.69    4,145,424  4.44%    to     4.58%    0.75%    to     1.40%      3.24%   to      3.92%

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for each of the five years in the period ended December 31, 2011 are as follows:

                               At December 31                               For the year ended December 31
                     ----------------------------------- -------------------------------------------------------------------
                                                           Investment Income
                               Unit Value                        Ratio               Expense Ratio            Total Return
                     Units  Lowest to Highest Net Assets Lowest to Highest /(1)/ Lowest to Highest/ (2)/ Lowest to Highest/ (3)/
-------------------------------------------------------  -------------------------------------------------------------------
Van Kampen Money Market Fund /(14)/
-------------------------------------------------------
2010                      -       $   -        $      -           0.01%                   0.75%                  -0.33%
2009                 28,000        4.53         126,729           0.01%                   0.75%                  -0.74%
2008                 51,862        4.56         236,472           1.80%                   0.75%                   1.06%
2007                 54,005        4.51         243,654           4.29%                   0.75%                   3.62%

WM VT Growth & Income Fund/ (4)/
-------------------------------------------------------
2007                      -       $   -        $      -           2.46%                   1.40%                  -0.51%

WM VT Growth Fund/ (5)/
-------------------------------------------------------
2007                      -       $   -        $      -           0.34%                   1.40%                   0.21%

WM VT International Growth Fund/ (6)/
-------------------------------------------------------
2007                      -       $   -        $      -           3.93%                   1.40%                  -1.91%

WM VT Money Market Fund/ (7)/
-------------------------------------------------------
2007                      -       $   -        $      -           0.12%                   1.40%                   0.04%

WM VT Small Cap Growth Fund/ (8)/
-------------------------------------------------------
2007                      -       $   -        $      -           0.00%                   1.40%                  -1.09%

/(1)/These amounts represent the dividends, excluding capital gain distributions from mutual funds, received by the Division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reduction in the unit value. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying fund in which the Divisions invest. In 2011 these amounts represent the aggregate ratio of each underlying fund, rather than a range as presented in prior years.

/(2)/These amounts represent the annualized contract expenses of the Separate
     Account, consisting primarily of mortality and expense risk charges, for each year indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

/(3)/These amounts represent the total return for the years indicated, including changes in the value of the underlying Division, and reflect deductions for those expenses that result in a direct reduction to unit values. The total return does not include contract charges deducted directly from account values. For the years ended December 31, 2011, 2010, 2009, 2008, and 2007, a total return was calculated using the initial unit value for the Division if the Division became an available investment option during the year and the underlying Fund was not available at the beginning of the year.

/(4)/Effective January 5, 2007, WM VT Growth & Income Fund merged into
     Principal LargeCap Blend Account, which subsequently changed its name to Principal LargeCap Blend Account II - Class 1.

/(5)/Effective January 5, 2007, WM VT Growth Fund merged into Principal Growth
     Account, which subsequently changed its name to Principal LargeCap Growth Account - Class 1.

/(6)/Effective January 5, 2007, WM VT International Growth Fund merged into
     Principal Diversified International Account - Class 1.

/(7)/Effective January 5, 2007, WM VT Money Market Fund merged into Principal
     Money Market Account - Class 1.

/(8)/Effective January 5, 2007, WM VT Small Cap Growth Fund merged into
     Principal SmallCap Growth Account, which subsequently changed its name to Principal SmallCap Growth Account II - Class 1.

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED


/(9)/Effective April 24, 2009, Van Kampen LIT Enterprise Portfolio - Class I was closed and liquidated.

/(10)/Effective October 23, 2009, the Principal MidCap Stock Account was closed and liquidated.

/(11)/Effective December 18, 2009, Van Kampen LIT Money Market Portfolio was closed and liquidated.

/(12)/Effective April 30, 2010, Evergreen VA High Income Fund - Class 1 was closed and liquidated.

/(13)/Effective April 30, 2010, Franklin Templeton Templeton Global Asset
      Allocation Fund - Class 2 was closed and liquidated.

/(14)/Effective June 4, 2010, Van Kampen Money Market Fund - Class A was acquired by Invesco Money Market Fund - Class A5.

/(15)/Effective April 29, 2011, Invesco Van Kampen V.I. Value Fund - Series I was acquired by Invesco Van Kampen V.I. Comstock Fund - Series I.

/(16)/Effective April 29, 2011, Invesco Van Kampen V.I. Government Fund -
      Series I was acquired by Invesco V.I. Government Securities Fund - Series
      I.

/(17)/Effective April 29, 2011, Invesco Van Kampen V.I. High Yield Fund -
      Series I was acquired by Invesco V.I. High Yield Fund - Series I.

/(18)/Effective June 3, 2011, Invesco Van Kampen High Yield Fund - Class A was acquired by Invesco High Yield Fund - Class A.

/(19)/Effective October 21, 2011, Credit Suisse U.S. Equity Flex I Portfolio was closed and liquidated.

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 8 - OTHER MATTERS


The Company is a subsidiary of American International Group. Information on American International Group is publicly available in its regulatory filings with the U.S. Securities and Exchange Commission ("SEC").

                         AMERICAN HOME ASSURANCE COMPANY


                                NAIC CODE: 19380

                      STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                         AMERICAN HOME ASSURANCE COMPANY


                      STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009


                                TABLE OF CONTENTS


Report of Independent Auditors...........................................................................2

Statements of Admitted Assets............................................................................3

Statements of Liabilities, Capital and Surplus...........................................................4

Statements of Operations and Changes in Capital and Surplus..............................................5

Statements of Cash Flow..................................................................................6

Note 1 - Organization and Summary of Significant Statutory Basis Accounting Policies.....................7

Note 2 - Accounting Adjustments to Statutory Basis Financial Statements.................................20

Note 3 - Investments....................................................................................25

Note 4 - Reserves for Losses and LAE....................................................................37

Note 5 - Related Party Transactions.....................................................................43

Note 6 - Reinsurance....................................................................................52

Note 7 - Deposit Accounting Assets and Liabilities......................................................58

Note 8 - Federal Income Taxes...........................................................................60

Note 9 - Pension Plans and Deferred Compensation Arrangements...........................................69

Note 10 - Capital and Surplus and Dividend Restrictions.................................................73

Note 11 - Contingencies.................................................................................75

Note 12 - Other Significant Matters.....................................................................89

Note 13 - Subsequent Events.............................................................................91

                         REPORT OF INDEPENDENT AUDITORS


To the Board of Directors and Shareholders of American Home Assurance Company:

We have audited the accompanying statutory statements of admitted assets, liabilities, capital and surplus of American Home Assurance Company (the Company) as of December 31, 2011 and 2010, and the related statutory statements of operations and changes in capital and surplus, and cash flow for each of the three years then ended December 31, 2011. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the New York State Department of Financial Services, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2011 and 2010, or the results of its operations or its cash flows for each of the three years then ended December 31, 2011.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2011 and 2010, and the results of its operations and its cash flows for each of the three years then ended December 31, 2011, on the basis of accounting described in Note 1.

As described in Note 2 to the financial statements, during 2009, the Company adopted SSAP No. 10R, Income Taxes - Revised, A Temporary Replacement to SSAP No. 10, and has reflected the effect of this adoption within Changes in accounting principles on the Statements of Changes in Capital and Surplus.


/s/ PricewaterhouseCoopers LLP

April 25, 2012
New York, New York

                         AMERICAN HOME ASSURANCE COMPANY

                          STATEMENTS OF ADMITTED ASSETS
                                 STATUTORY BASIS
                        AS OF DECEMBER 31, 2011 AND 2010
                                 (000'S OMITTED)


------------------------------------------------------------------------------------------------------------------
AS OF DECEMBER 31,                                                                      2011            2010
------------------------------------------------------------------------------------------------------------------

Cash and invested assets:
   Bonds, primarily at amortized cost (fair value:
    2011 - $18,504,022; 2010 - $15,493,142)                                         $  17,761,724  $  15,148,888
   Stocks:
   Common stocks, at fair value adjusted for non-admitted assets
    (cost: 2011 - $63,353; 2010 - $371,153)                                                84,263        397,460
   Preferred stocks, primarily at fair value
    (cost: 2011 - $0; 2010 - $79,211)                                                           -         90,886
   Other invested assets (cost: 2011 - $1,196,504; 2010 - $1,361,568)                   1,440,576      1,574,423
   Derivatives                                                                              1,690              -
   Short-term investments, at amortized cost (approximates fair value)                    377,947      2,439,897
   Cash and cash equivalents                                                               68,584        181,013
   Receivable for securities and other                                                        491          1,146
------------------------------------------------------------------------------------------------------------------
        TOTAL CASH AND INVESTED ASSETS                                                 19,735,275     19,833,713
------------------------------------------------------------------------------------------------------------------


Investment income due and accrued                                                         185,393        189,859
Agents' balances or uncollected premiums:
   Premiums in course of collection                                                       461,753        425,340
   Premiums and installments booked but deferred and not yet due                          344,024        409,915
   Accrued retrospective premiums                                                       1,377,347      1,447,644
Amounts billed and receivable from high deductible policies                                38,112         32,948
Reinsurance recoverable on loss payments                                                  397,299        433,305
Funds held by or deposited with reinsurers                                                 71,893         41,961
Net deferred tax assets                                                                   691,892        782,765
Equities in underwriting pools and associations                                           266,934        544,719
Receivables from parent, subsidiaries and affiliates                                       13,330      1,992,253
Other admitted assets                                                                     317,020        282,173
------------------------------------------------------------------------------------------------------------------

        TOTAL ADMITTED ASSETS                                                       $  23,900,272  $  26,416,595
==================================================================================================================


                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY


                 STATEMENTS OF LIABILITIES, CAPITAL AND SURPLUS
                                 STATUTORY BASIS
                        AS OF DECEMBER 31, 2011 AND 2010
                    (000'S OMITTED EXCEPT SHARE INFORMATION)

------------------------------------------------------------------------------------------------------
AS OF DECEMBER 31,                                                           2011           2010
------------------------------------------------------------------------------------------------------

                                         LIABILITIES


Reserves for losses and loss adjustment expenses                       $   12,466,514   $  14,383,093
Unearned premium reserves                                                   2,843,572       3,213,423
Commissions, premium taxes, and other expenses payable                        314,840         237,988
Reinsurance payable on paid loss and loss adjustment expenses                  83,233         155,082
Current federal taxes payable to parent                                        23,930          60,666
Funds held by company under reinsurance treaties                            1,196,004         136,869
Provision for reinsurance                                                      78,525          99,443
Ceded reinsurance premiums payable, net of ceding commissions                 388,540         405,324
Deposit accounting liabilities                                                 97,625         189,891
Deposit accounting liabilities - funds held                                     4,848             990
Collateral deposit liability                                                  364,039         404,450
Payable to parent, subsidiaries and affiliates                                 46,427         204,326
Derivatives                                                                         -           4,250
Other liabilities                                                             324,872         247,701
------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                        18,232,969      19,743,496
------------------------------------------------------------------------------------------------------

                                     CAPITAL AND SURPLUS


Common capital stock, par value: (2011 - $11.51; 2010 - $15.00),
  1,758,158 shares authorized, 1,695,054 shares issued and
outstanding                                                                    19,504          25,426
Capital in excess of par value                                              4,689,192       6,034,992
Unassigned surplus                                                            507,717         351,265
Special surplus tax - SSAP 10R                                                450,661         260,922
Special surplus funds from retroactive reinsurance                                229             494
------------------------------------------------------------------------------------------------------
  TOTAL CAPITAL AND SURPLUS                                                 5,667,303       6,673,099
------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES, CAPITAL, AND SURPLUS                              $   23,900,272   $  26,416,595
======================================================================================================


                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

           STATEMENTS OF OPERATIONS AND CHANGES IN CAPITAL AND SURPLUS
                                 STATUTORY BASIS
              FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009
                                 (000'S OMITTED)

---------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,                                      2011            2010           2009
---------------------------------------------------------------------------------------------------------------
                                         STATEMENTS OF OPERATIONS
Underwriting income:
  Premiums earned                                                $    5,682,158  $    5,648,764  $   6,354,545
---------------------------------------------------------------------------------------------------------------
Underwriting deductions:
  Losses incurred                                                     3,932,805       5,066,245      4,699,991
  Loss adjustment expenses incurred                                     611,264         912,853        768,136
  Other underwriting expenses incurred                                1,668,713       1,674,370      1,646,098
---------------------------------------------------------------------------------------------------------------
Total underwriting deductions                                         6,212,782       7,653,468      7,114,225
---------------------------------------------------------------------------------------------------------------
Net underwriting loss                                                  (530,624)     (2,004,704)      (759,680)
---------------------------------------------------------------------------------------------------------------

Investment income:
  Net investment income earned                                          800,175         769,130        791,263
  Net realized capital gains (net of capital gains taxes:
  2011 - $90,032; 2010 - $169,323; 2009 - $57,389)                      166,901         294,941         93,056
---------------------------------------------------------------------------------------------------------------
Net investment gains                                                    967,076       1,064,071        884,319
---------------------------------------------------------------------------------------------------------------

Net loss from agents' or premium balances charged-off                   (16,296)        (30,549)       (25,860)
Finance and service charges not included in premiums                          -               -          4,596
Other (expense) income                                                  (29,775)         52,746         24,110
---------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS) AFTER CAPITAL GAINS TAXES AND BEFORE FEDERAL          390,381        (918,436)       127,485
INCOME TAXES
Federal income tax benefit                                             (104,195)       (141,920)      (122,307)
---------------------------------------------------------------------------------------------------------------
    NET INCOME (LOSS)                                            $      494,576  $     (776,516) $     249,792
===============================================================================================================
                                      CHANGES IN CAPITAL AND SURPLUS

Capital and surplus, as of December 31, previous year            $    6,673,099  $    5,872,354  $   5,413,173
  Adjustment to beginning surplus                                        26,048         (28,355)       (32,602)
---------------------------------------------------------------------------------------------------------------
Capital and surplus, as of January 1,                                 6,699,147       5,843,999      5,380,571

Changes in accounting principles (refer to Note 2)
    Adoption of SSAP 10R                                                      -               -        272,916
    Adoption of SSAP 43R                                                      -               -        (12,429)
Other changes in capital and surplus:
  Net income (loss)                                                     494,576        (776,516)       249,792
   Change in net unrealized capital gains (net of capital
    gains taxes: 2011 - $3,008; 2010 - $110,099; 2009 -
        $202,913)                                                        44,397        (161,330)      (113,064)
    Change in net deferred income tax                                   659,647        (396,374)        59,354
    Change in non-admitted assets                                      (926,257)        513,237       (318,767)
    Change in SSAP 10R                                                  189,739         (11,994)             -
    Change in provision for reinsurance                                  20,918         (10,819)         6,968
    Capital contribution                                                 67,381       1,947,275        343,286
    Return of capital                                                (1,414,078)              -              -
    Change in par value of common stock                                  (5,922)              -              -
    Dividends to stockholder                                           (137,458)       (301,343)             -
    Other surplus adjustments                                            (3,246)          1,494         (7,211)
    Foreign exchange translation                                        (21,541)         25,470         10,938
---------------------------------------------------------------------------------------------------------------
    Total changes in capital and surplus                             (1,031,844)        829,100        231,296
---------------------------------------------------------------------------------------------------------------
CAPITAL AND SURPLUS, AS OF DECEMBER 31,                          $    5,667,303  $    6,673,099  $   5,872,354
===============================================================================================================


                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                             STATEMENTS OF CASH FLOW
                                 STATUTORY BASIS
              FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009
                                 (000'S OMITTED)

----------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,                                                2011           2010          2009
----------------------------------------------------------------------------------------------------------------------
                                                     CASH FROM OPERATIONS
Premiums collected, net of reinsurance                                     $   5,411,186  $   5,414,448  $  6,306,324
Net investment income                                                            779,881        851,466       743,343
Miscellaneous (expense) income                                                   (86,020)        16,466        (2,769)
----------------------------------------------------------------------------------------------------------------------
  SUB-TOTAL                                                                    6,105,047      6,282,380     7,046,898

Benefit and loss related payments                                              3,905,372      4,340,008     4,597,184
Payment to an affiliate under the asbestos loss portfolio transfer               783,818             -             -
Commission and other expense paid                                              2,363,249      2,416,351     2,520,462
Dividends paid to policyholders                                                       -              -            233
Federal and foreign income taxes paid (recovered)                                 28,206       (370,410)     (296,845)
----------------------------------------------------------------------------------------------------------------------

  NET CASH (USED IN) PROVIDED FROM OPERATIONS                                   (975,598)      (103,569)      225,864
----------------------------------------------------------------------------------------------------------------------
                              CASH FROM INVESTMENTS
Proceeds from investments sold, matured, or repaid:
  Bonds                                                                        4,992,080      5,421,569     4,332,397
  Stocks                                                                         545,819      1,385,481     1,731,884
  Other                                                                          392,513        130,972       222,781
----------------------------------------------------------------------------------------------------------------------
  TOTAL PROCEEDS FROM INVESTMENTS SOLD, MATURED, OR REPAID                     5,930,412      6,938,022     6,287,062
----------------------------------------------------------------------------------------------------------------------

Cost of investments acquired:
  Bonds                                                                        7,448,761      4,509,137     6,666,144
  Stocks                                                                           9,769        622,754       496,025
  Other                                                                          250,178        240,465       107,966
----------------------------------------------------------------------------------------------------------------------
  TOTAL COST OF INVESTMENT ACQUIRED                                            7,708,708      5,372,356     7,270,135
----------------------------------------------------------------------------------------------------------------------
  NET CASH (USED IN) PROVIDED FROM INVESTING  ACTIVITIES                      (1,778,296)     1,565,666      (983,073)
----------------------------------------------------------------------------------------------------------------------

                  CASH FROM FINANCING AND MISCELLANEOUS SOURCES
Capital contribution                                                           1,942,747              -        91,418
Return of capital                                                             (1,414,078)             -            -
Change in par value of common stock                                               (5,922)             -            -
Dividends to stockholder                                                        (110,000)      (301,343)           -
Intercompany receivable and payable, net                                        (116,100)       169,364       771,557
Net deposit on deposit-type contracts and other insurance                         (1,723)        13,312        74,417
Equities in underwriting pools and association                                   356,715          6,643       125,605
Collateral deposit liability                                                     (40,411)       (13,384)       31,448
Other                                                                            (31,713)      (103,508)      (26,266)
----------------------------------------------------------------------------------------------------------------------

  NET CASH PROVIDED FROM (USED IN) FINANCING AND MISCELLANEOUS ACTIVITIES        579,515       (228,916)    1,068,179
----------------------------------------------------------------------------------------------------------------------

  NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS                               (2,174,379)     1,233,181       310,970
Cash and short-term investments:
  Beginning of year                                                            2,620,910      1,387,729     1,076,759
----------------------------------------------------------------------------------------------------------------------
  END OF YEAR                                                              $     446,531  $   2,620,910  $  1,387,729
======================================================================================================================


                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES

A.    ORGANIZATION

      American Home Assurance Company (the Company or American Home) is a direct wholly-owned subsidiary of Chartis U.S., Inc., a Delaware corporation, which is in turn owned by Chartis, Inc. (Chartis), a Delaware corporation. The Company's ultimate parent is American International Group, Inc. (the Ultimate Parent or AIG). See Note 5 for information about recent developments regarding AIG and Chartis, Inc.

     Chartis conducts the general insurance operations of AIG. Chartis presents its financial information in two operating segments -- commercial insurance and consumer insurance - with the supporting claims, actuarial, and underwriting disciplines integrated into these two major business segments.

     On January 17, 2012, Chartis announced that it had aligned its geographic structure to enhance execution of its commercial and consumer strategies and to add greater focus on its growth economies initiatives. Under this framework, Chartis is organized under three major geographic areas: the Americas, Asia and EMEA (Europe, Middle East and Africa). Previously, Chartis was organized in four geographic areas: the United States & Canada, Europe, the Far East, and Growth Economies (primarily consisting of Asia Pacific, the Middle East, and Latin America). This had no impact on the Company.

     The Company writes substantially all lines of property and casualty insurance with an emphasis on U.S. commercial business. In addition to writing substantially all classes of business insurance, including large commercial or industrial property insurance, excess liability, inland marine, environmental, workers' compensation and excess and umbrella coverages, the Company offers many specialized forms of insurance such as aviation, accident and health, warranty, equipment breakdown, directors and officers liability, difference in conditions, kidnap-ransom, export credit and political risk, and various types of errors and omissions coverages. Through AIG's risk management operation, the Company provides insurance and risk management programs to large corporate customers. In addition, through AIG's risk solution operation, the Company provides its customized structured products and through the Private Client Group the Company provides personal lines insurance to high-net-worth individuals.

     The Company remains diversified both in terms of classes of business and geographic locations. For calendar year 2011, 21.9 percent of its net premiums written represented workers' compensation business. Relative to geographic location, 86.4 percent of the Company's direct premiums written were foreign sourced, the majority of which was Japan based. U.S. resident business accounted for 13.6 percent of the Company's direct writings. No state accounted for more than 5.0 percent of such premiums.

     The Company is party to that certain Amended and Restated Inter-company Pooling Agreement, dated October 1, 2011 among the companies listed below (the Admitted Pooling Agreement), which nine companies are each a member of the Admitted Companies Pool (the Admitted Pool) governed by the Admitted Pooling Agreement. The changes to the Admitted Companies Pooling Agreement were not material and were intended to clarify certain provisions and to consolidate and modernize the 1978 agreement with 14 addenda into one document. The

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


     member  companies,  their National  Association of Insurance  Commissioners
     (NAIC) company codes, inter-company pooling percentages and states of domicile are as follows:

                                                                                   POOL
                                                                       NAIC    PARTICIPATION    STATE OF
    COMPANY                                                           CO CODE    PERCENTAGE     DOMICILE
    --------                                                          -------  -------------  -------------
(1) National Union Fire Ins. Co. of Pittsburgh, Pa. (National Union)*  19445        38%       Pennsylvania
(2) American Home                                                      19380        36%         New York
(3) Commerce and Industry Insurance Company  (C&I)                     19410        11%         New York
(4) Chartis Property Casualty Company (Chartis PC)                     19402         5%       Pennsylvania
(5) New Hampshire Insurance Company (New Hampshire)                    23841         5%       Pennsylvania
(6) The Insurance Company of the State of Pennsylvania (ISOP)          19429         5%       Pennsylvania
(7) Chartis Casualty Company                                           40258         0%       Pennsylvania
(8) Granite State Insurance Company                                    23809         0%       Pennsylvania
(9) Illinois National Insurance Co.                                    23817         0%         Illinois
* Lead Company

      The accompanying financial statements include the Company's U.S. operation and the operation of its Japan branch and its participation in the Chartis Overseas Association (the Association).

      The Company accepts business mainly from insurance brokers, enabling selection of specialized markets and retention of underwriting control. Any licensed insurance broker is able to submit business to the Company, but such broker has no authority to commit the Company to accept risk. In addition, the Company utilizes certain managing general agents and third party administrators for policy issuance and administration, underwriting, and claims adjustment services.

      The Company has significant transactions with AIG and affiliates and participates in the Admitted Pool. Refer to Note 5 for additional information.

B.    SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES

      PRESCRIBED OR PERMITTED STATUTORY ACCOUNTING PRACTICES:

      The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services (formerly the Insurance Department of the State of New York) (NY SAP).

      NY SAP recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the New York Insurance Law. The NAIC's Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the State of New York. The Superintendent of the New York State Department of Financial Services (the Superintendent) has the right to permit other specific practices that deviate from prescribed practices.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


      NY SAP has adopted certain accounting practices that differ from those set forth in NAIC SAP; specifically the prescribed practices of (1) allowing the discounting of workers compensation known case loss reserves on a non-tabular basis; under NAIC SAP, non-tabular discounting of reserves is not permitted; and (2) NY SAP Regulation 20 (Regulation 20) allows certain offsets to the provision for reinsurance that are not permitted under NAIC SAP.

      A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed or permitted by NY SAP is shown below:

-------------------------------------------------------------------------------------------------
DECEMBER 31,                                                2011           2010         2009
-------------------------------------------------------------------------------------------------
Net income (loss) , NY SAP                              $    494,576  $   (776,516) $    249,792
State prescribed practices - addition (deduction):
  Non-tabular discounting                                     60,114       (27,631)      (89,222)
-------------------------------------------------------------------------------------------------
NET INCOME (LOSS), NAIC SAP                             $    554,690  $   (804,147) $    160,570
==================================================================================================
Statutory surplus, NY SAP                               $  5,667,303  $  6,673,099  $  5,872,354
State prescribed or permitted practices - (charge):
  Non-tabular discounting                                   (384,510)     (444,624)     (416,993)
  Credits for reinsurance                                    (94,824)     (172,413)     (190,105)
-------------------------------------------------------------------------------------------------
STATUTORY SURPLUS, NAIC SAP                             $  5,187,969  $  6,056,062  $  5,265,256
==================================================================================================

      With the concurrence of the New York State Department of Financial Services (NY DFS), the Company has discounted certain of its asbestos reserves, specifically, those for which future payments have been identified as fixed and determinable.

      The use of all the aforementioned prescribed practices has not adversely affected the Company's ability to comply with the NAIC's risk based capital and surplus requirements for the 2011, 2010 and 2009 reporting periods.

      STATUTORY   ACCOUNTING   PRACTICES  AND  GENERALLY   ACCEPTED   ACCOUNTING
      PRINCIPLES:

      NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (GAAP). NAIC SAP and NY SAP vary in certain respects from GAAP. A description of certain of these accounting differences is set forth below:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


      Under GAAP:

      a. Costs that vary directly with acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are deferred and amortized over the periods covered by the underlying policies or reinsurance agreements;

      b.    Statutory  basis  adjustments,   such  as  non-admitted  assets  and
            unauthorized reinsurance, are restored to surplus;

      c. The equity in earnings of affiliates with ownership between 20.0 percent and 50.0 percent is included in net income, and investments in subsidiaries with greater than 50.0 percent ownership are consolidated;

      d. The reserves for losses and loss adjustment expenses (LAE) and unearned premium reserves are presented gross of ceded reinsurance by establishing a reinsurance asset;

      e. Debt and equity securities deemed to be available-for-sale and trading securities are reported at fair value. The difference between cost and fair value of securities available-for-sale is reflected net of related deferred income tax, as a separate component of accumulated other comprehensive income in shareholder's equity. For trading and fair value option securities, the difference between cost and fair value is included in income, while securities held to maturity are valued at amortized cost;

      f. Direct written premium contracts that do not have sufficient risk transfer are treated as deposit accounting liabilities;

      g. Insurance and reinsurance contracts recorded as retroactive require the deferral and amortization of accounting gains over the settlement period of the ceded claim recoveries. Losses are recognized in the Statements of Operations;

      h. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. The provision for deferred income taxes is reported in the Statements of Operations;

      i. For structured settlements in which the reporting entity has not been legally released from its obligation with the claimant (i.e. remains as the primary obligor), GAAP requires the deferral of any gain resulting from the purchase of a structured settlement annuity and to present an asset for the amounts to be recovered from such annuities;

      j. Entities termed variable interest entities (VIEs) in which equity investors do not have the characteristics of controlling interest, or do not have sufficient equity at risk to finance its activities without additional subordinated financial support from other parties, are subject to consolidation by the entity that will absorb the majority of the VIE's expected losses or residual returns, if they occur;

      k. Investments in limited partnerships, hedge funds and private equity interests over which the Company has influence are accounted for using the equity method with changes in interest included in net realized

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


            investment gains. Interest over which the Company does not have influence are reported, net of tax, as a component of accumulated other comprehensive income in shareholder's equity; and

      l. The statement of cash flow defers in certain respects from the presentation required under NAIC, including the presentation of changes in cash and cash equivalents.

      Under NAIC SAP:

      a. Costs that vary directly with acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are immediately expensed;

      b.    Statutory  basis  adjustments,   such  as  non-admitted  assets  and
            unauthorized reinsurance are charged directly to surplus;

      c. Subsidiaries are not consolidated. The equity in earnings of affiliates is included in unrealized appreciation/(depreciation) of investments which is reported directly in surplus. Dividends are reported as investment income;

      d. The reserve for losses and LAE and unearned premium reserves are presented net of ceded reinsurance;

      e. NAIC investment grade debt securities are reported at amortized cost, while NAIC non-investment grade debt securities (NAIC rated 3 to 6) are reported at lower of cost or fair value;

      f. Direct written premium contracts are reported as insurance as long as policies are issued in accordance with insurance requirements;

      g. Insurance and reinsurance contracts recorded as retroactive receive special accounting treatment. Gains and losses are recognized in the Statements of Operations and surplus is segregated to the extent gains are recognized. Certain retroactive intercompany reinsurance contracts are accounted for as prospective reinsurance if there is no gain in surplus as a result of the transaction;

      h. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. Changes in deferred income taxes are charged directly to surplus and have no impact on statutory earnings. The admissibility of deferred tax assets is limited by statutory guidance;

      i. For structured settlement annuities where the claimant is the payee, statutory accounting treats these settlements as completed transactions and considers the earnings process complete (thereby allowing for immediate gain recognition), regardless of whether or not the reporting entity is the owner of the annuity;

      j.    NAIC SAP does not require consolidation of VIEs;

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


      k. Investments in partnerships, hedge funds and private equity interests are carried at the underlying GAAP equity with results from operations reflected in unrealized gains and losses in the Statements of Changes in Capital and Surplus; and

      l. The statutory statement of cash flow defers in certain respects from the GAAP presentation, including the presentation of changes in cash and short term investments instead of cash equivalents and certain miscellaneous sources are excluded from operational cash flows.

      The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.


      SIGNIFICANT STATUTORY ACCOUNTING PRACTICES:

      A summary of the Company's significant statutory accounting practices are as follows:

      Use of Estimates: The preparation of financial statements in conformity with NY SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. On an ongoing basis, the Company evaluates all of its estimates and assumptions. NY SAP also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from management's estimates. The significant estimates were used for loss and LAE, certain reinsurance balances, admissibility of deferred taxes, allowance for doubtful accounts and the carrying value of certain investments.

      Invested Assets: The Company's invested assets are accounted for as follows:

      o Cash, Cash Equivalents and Short-term Investments: The Company considers all highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase to be short-term investments. Short-term investments are carried at amortized cost which approximates fair value (as designated by the NAIC Capital Markets and Investment Analysis Office formerly known as NAIC Securities Valuation Office). Cash is in a negative position when outstanding checks exceed cash-on-hand in operating bank accounts. The Company maximizes its investment return by investing a significant amount of cash-on-hand in short term investments. Short term investments are recorded separately from cash in the accompanying financial statements. The Company funds cash accounts daily using funds from short term investments. As required by the NAIC SAP, the negative cash balance is presented as an asset. Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less, that are both (a) readily convertible to known amounts of cash, and (b) so near their maturity that they present insignificant risk of changes in value because of changes in interest rates.

      o Bonds: Bonds with an NAIC designation of 1 and 2 are carried at amortized cost using the scientific method. Bonds with an NAIC designation of 3 to 6 are carried at the lower of amortized cost or fair value. Bonds that have not been filed with the NAIC Capital Markets and Investment Analysis Office within one year of purchase receive a "6*" rating and are carried at zero value, with a charge to unrealized investment loss.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


            Bonds filed with the NAIC Capital Markets and Investment Analysis Office which receive a "6*" can carry a value greater than zero. If a bond is determined to have an other-than-temporary impairment
            (OTTI) in value the cost basis is written down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains (Losses) as a realized loss.

            In periods subsequent to the recognition of an OTTI loss for bonds, the Company generally accretes the difference between the new cost basis and the cash flows expected to be collected, if applicable, as interest income over the remaining life of the security based on the amount and timing of future estimated cash flows.

            Loan-backed and structured securities are carried at amortized cost and generally are more likely to be prepaid than other fixed maturities. As of December 31, 2011 and 2010, the fair value of the Company's loan-backed and structured securities approximated $3,936,226 and $597,315, respectively. Loan-backed and structured securities include prepayment assumptions used at the purchase date and valuation changes caused by changes in estimated cash flow and are valued using the retrospective method. Prepayment assumptions for loan-backed and structured securities were obtained from independent third party services or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

            As described in Note 2 - Accounting Changes, the Company adopted a change in its OTTI accounting principle pertaining to loan-backed and structured securities in the third quarter of 2009 when it adopted SSAP No. 43R (Revised), Loan-backed and Structured Securities (SSAP 43R). Under SSAP 43R, credit-related OTTI for loan-backed and structured securities is based on projected discounted cash flows, whereas, credit-related OTTI for loan-backed and structured securities was previously based on projected undiscounted cash flows under SSAP 43.

      o Common and Preferred Stocks: Unaffiliated common stocks are carried principally at fair value. Perpetual preferred stocks with an NAIC rating of P1 or P2 are carried at fair value. Redeemable preferred stocks with an NAIC rating of RP1 or RP2 that are subject to a 100 percent mandatory sinking fund or paid in-kind are carried at amortized cost. All below investment grade, NAIC 3 to 6 preferred stocks, are carried at the lower of amortized cost or fair value.

            Investments in non-publicly traded affiliates are recorded based on the underlying audited equity of the respective entity's financial statements. The Company's share of undistributed earnings and losses of the affiliates are reported in the Unassigned Surplus as unrealized gains and losses.

      o Other Invested Assets: Other invested assets include primarily partnerships and joint ventures. Fair values are based on the net asset value of the respective entity's financial statements. Joint ventures and partnership investments are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as unrealized gains or losses. For investments in joint ventures and partnerships that are determined to have an OTTI in value, the cost basis is written down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains/(Losses) as a realized loss. Investments in collateral loans are carried at their outstanding principal balance plus related accrued interest, less impairments, if any, and are admitted assets to the extent the fair value of the underlying collateral value equals or exceeds 100 percent of the recorded loan balance.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


      o Derivatives: The fair values of derivatives are determined using quoted prices in active markets and other market-evidence whenever possible, including market-based inputs to model, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. The Company's cross-currency swaps are accounted for under SSAP No. 86, entitled "Accounting for Derivative Instruments and Hedging Transactions" (SSAP 86). None of the cross-currency swaps meet the hedging requirements under SSAP 86, and therefore the change in fair value of such derivatives are recorded as unrealized gains or losses in Unassigned Surplus in the Statements of Operations and Changes in Capital and Surplus. When the contract expires, realized gains and losses are recorded in investment income.

      o Net Investment Gains: Net investment gains consist of net investment income earned and realized gains or losses from the disposition or impairment of investments. Net investment income earned includes accrued interest, accrued dividends and distributions from partnerships and joint ventures. Investment income is recorded as earned. Realized gains or losses on the disposition of investments are determined on the basis of the specific identification.

            Investment income due and accrued is assessed for collectability. The Company writes off investment income due and accrued when it is probable that the amount is uncollectible by recording a charge against investment income in the period such determination is made. Any amounts over 90 days past due which have not been written-off are non-admitted by the Company. As of December 31, 2011 and 2010, no material amount of investment income due and accrued was determined to be uncollectible or non-admitted.

      o Unrealized Gains (Losses): Unrealized gains (losses) on all stocks, bonds carried at fair value, joint ventures, partnerships, derivatives and foreign currency translation are credited or charged to Unassigned Surplus.

     Other Than Temporary Impairment:

     The Company regularly evaluates its investments for OTTI in value. The determination that a security has incurred an OTTI in value and the amount of any loss recognition requires the judgment of the Company's management and a continual review of their investment portfolio.

     The Company's policy for determining OTTI has been established in accordance with the prescribed NAIC SAP guidance, including SSAP 43R, SSAP No. 26 - Bonds, Excluding Loan Backed and Structured Securities, SSAP No 30 - Investments in Common Stock (excluding investments in common stock of subsidiary, controlled, or affiliated entities), SSAP No 48 -- Joint Ventures, Partnerships and Limited Liability Companies, and INT 06-07 Definition of Phrase "Other Than Temporary".

     For bonds, other than loan-backed and structured securities, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the contractual terms in effect at the acquisition date of the debt security. For loan-backed and structured securities, when a credit-related OTTI is present, the amount of OTTI recognized as a realized loss is equal to the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected. If a bond is determined to have OTTI in value the cost basis is written down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Losses. In general, a security is considered a candidate for OTTI if it meets any of the following criteria:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


            - Trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time (nine consecutive months or longer); or

            - The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation, (ii) the issuer seeking protection from creditors under the bankruptcy law as or any similar laws intended for court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

            -     The  Company  may  not  realize  a  full   recovery  on  their
                  investment, irrespective of the occurrence of one of the foregoing events.

      Common and preferred stock investments whose fair value is less than their book value for a period greater than twelve months are considered a candidate for OTTI. Once a candidate for impairment has been identified, the investment must be analyzed to determine if any impairment would be considered other than temporary. Factors include:

            -     The  Company  may  not  realize  a  full   recovery  on  their
                  investment;

            -     Fundamental credit issues of the issuer;

            - An intent to sell the investment prior to the recovery of cost of the investment; or

            - Any other qualitative/quantitative factors that would indicate that an OTTI has occurred.

     Limited partnership investments whose fair value is less than its book value for a period greater than twelve months with a significant unrealized loss are considered a candidate for OTTI. Once a candidate for impairment has been identified, the investment must be analyzed to determine if any impairment would be considered other than temporary. Factors to consider include:

            - An order of liquidation or other fundamental credit issues with the partnership;

            - Evaluation of the cash flow activity between the Company and the partnership or fund during the year;

            - Evaluation of the current stage of the life cycle of the investment;

            - An intent to sell the investment prior to the recovery of cost of the investment; or

            - Any other qualitative/quantitative factors that would indicate that an OTTI has occurred.

     Revenue Recognition: Direct written premiums are primarily earned on a pro-rata basis over the terms of the policies to which they relate. For policies with exposure periods greater than thirteen months, premiums are earned in accordance with the methods prescribed in SSAP No. 65, Property and Casualty Contracts (SSAP 65). Accordingly, unearned premiums represent the portion of premiums written which are applicable to the unexpired

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


      terms of policies in force. Ceded premiums are amortized into income over the contract period in proportion to the protection received.

      Premium estimates for retrospectively rated policies are recognized within the periods in which the related losses are incurred. In accordance with SSAP No. 66, Retrospectively Rated Contracts (SSAP 66), the Company estimates accrued retrospectively rated premium adjustments using the application of historical ratios of retrospectively rated premium development. The Company records accrued retrospectively rated premiums as an adjustment to written and earned premiums. The Company establishes non-admitted assets for 100 percent of amounts recoverable where any agent's balance or uncollected premium has been classified as non-admitted and thereafter for 10 percent of any amounts recoverable not offset by retrospectively return premiums or collateral. At December 31, 2011 and 2010, accrued premiums related to the Company's retrospectively rated return contracts amounted to $1,377,347 and $1,447,644, respectively, net of non-admitted premium balances of $58,213 and $55,910, respectively.

      Net written premiums that were subject to retrospective rating features were as follows:

      --------------------------------------------------------------------------
      For the years ended December 31,           2011         2010        2009
      --------------------------------------------------------------------------
      Net written premiums subject to
        retrospectively rated premiums        $  350,717   $  522,917  $ 526,445
      Percentage of total net written
        premiums                                     6.6%        10.1%       8.7%
      --------------------------------------------------------------------------

      Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date. In accordance with SSAP No. 53, Property and Casualty Contracts -- Premiums (SSAP 53), the Company records the audit premium estimates as an adjustment to written premium, and earns these premiums immediately. For premium estimates that result in a return of premium to the policyholder, the Company immediately reduces earned premiums. When the premium exceeds the amount of collateral held, a non-admitted asset (equivalent to 10.0 percent of this excess amount) is recorded.

      In accordance with SSAP 53, the Company reviews its ultimate losses with respect to its unearned premium reserves. A premium deficiency liability is established if the premium reserves are not sufficient to cover the ultimate loss projection and associated acquisition expenses. Investment income is not considered in the calculation.

      For certain lines of business for which an insurance policy is issued on a claims-made basis, the Company offers to its insureds the option to purchase an extended reporting endorsement which permits the extended reporting of insured events after the termination of the claims-made contract. Extended reporting endorsements modify the discovery period of the underlying contract and can be for a defined period (e.g., six months, one year, five years) or an indefinite period. For defined reporting periods, premiums are earned over the term of the fixed period. For indefinite reporting periods, premiums are fully earned as written and loss and LAE liabilities associated with the unreported claims are recognized immediately.

      For warranty insurance, the Company will generally offer reimbursement coverage on service contracts issued by an authorized administrator and sold through a particular retail channel. Premiums are recognized over the life of the reimbursement policy in proportion to the expected loss emergence. The expected loss emergence can vary

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


      substantially by policy due to the characteristics of products sold by the retailer, the terms and conditions of service contracts sold as well as the duration of an original warranty provided by the equipment manufacturer. The Company reviews all such factors to produce earnings curves which approximate the expected loss emergence for a particular contract in order to recognize the revenue earned.

      Reinsurance: Ceded premiums, commissions, expense reimbursements and reserves related to ceded business are accounted for on a basis consistent with that used in accounting for the original contracts issued and the terms of the reinsurance contract. Ceded premiums are reported as a reduction of premium earned. Amounts applicable to ceded reinsurance for unearned premium reserves, and reserves for losses and LAE have been reported as a reduction of these items, and expense allowances received in connection with ceded reinsurance are accounted for as a reduction of the related acquisition cost.

      Retroactive Reinsurance: Retroactive reinsurance reserves are reported separately in the balance sheet. Gains or losses are recognized in the
      Statements of Operations and Changes in Capital and Surplus as part of Other Income. Surplus gains are reported as segregated unassigned surplus until the actual retroactive reinsurance recovered exceeds the consideration paid.

      Deposit Accounting: Assumed and ceded reinsurance contracts which based on internal analysis, do not transfer a sufficient amount of insurance risk are recorded as deposit accounting transactions. In accordance with SSAP 62R, the Company records the net consideration paid or received as a deposit asset or liability, respectively. The deposit asset is reported as admitted if i) the assuming company is licensed, accredited or qualified by NY DFS; or ii) the collateral (i.e.: funds withheld, letters of credit or trusts provided by the reinsurer) meets all the requirements of NY SAP. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and the expected future payments with a corresponding credit or charge to other gain in the Statements of Operations and Changes in Capital and Surplus.

      High Deductible Policies: In accordance with SSAP 65, the Company establishes loss reserves for high deductible policies net of deductibles (or reserve credits). As of December 31, 2011 and 2010, the amount of reserve credits recorded for high deductibles on unpaid claims amounted to $3,698,960 and $3,637,096, respectively.

      The Company establishes a non-admitted asset for 10 percent of paid loss recoverables, on high deductible policies, in excess of collateral held on an individual insured basis, or for 100 percent of paid loss recoverables where no collateral is held. As of December 31, 2011 and 2010, the net amount billed and recoverable on paid claims was $63,117 and $66,818, respectively, of which $25,005 and $33,870, respectively, were non-admitted. Additionally, the Company establishes an allowance for doubtful accounts for such paid loss recoverables in excess of collateral and after non-admitted assets, and does not recognize reserve credits where paid loss credits are deemed by the Company to be uncollectible.

      Foreign Property Casualty Business: As agreed with the NY DFS, the Company accounts for its participation in the business of the Association by (a) recording its net (after pooling) participation of such business as direct writings in its statutory financial statements; (b) recording in the
      Statements of Operations and Changes in Capital and Surplus its participation in the results of underwriting and investment income; and,
      (c) recording in the statements of admitted assets and liabilities, capital and surplus, its participation in the significant insurance and reinsurance balances; its net participation in all other assets (such as the invested assets) and liabilities has been recorded in Equities in Underwriting Pools and Associations.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


      Commissions and Underwriting Expenses: Commissions, premium taxes, and certain underwriting expenses related to premiums written are charged to income at the time the premiums are written and are included in Other Underwriting Expenses Incurred. In accordance with SSAP 62R, the Company records a liability, equal to the difference between the acquisition cost and the reinsurance commissions received, on those instances where ceding commissions paid exceed the acquisition cost of the business ceded. The liability is amortized pro rata over the effective period of the reinsurance agreement in proportion to the amount of coverage provided under the reinsurance contract.

      Reserves for Losses and LAE: The reserves for losses and LAE, including IBNR losses, are determined on the basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are continually reviewed and updated as needed, and any resulting adjustments are recorded in the current period. Accordingly, losses and LAE are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.

      The Company discounts its loss reserves on workers' compensation claims as follows:

      The calculation of the Company's workers' compensation tabular discount is based upon the 1979-81 Decennial Mortality Table, and applying a 3.5 percent interest rate. As of December 31, 2011 and 2010, the Company's tabular discount amounted to $202,786 and $284,288, respectively, all of which were applied against the Company's case reserves.

      The calculation of the Company's workers' compensation non-tabular discount is based upon the Company's own payout pattern and a 5.0 percent interest rate as prescribed by NY SAP. As of December 31, 2011 and 2010, the Company's non-tabular discount amounted to $384,510 and $444,624, respectively, all of which were applied against the Company's case reserves. As of December 31, 2011 and 2010, the discounted reserves for losses (net of reinsurance) were $1,704,799 and $1,770,687, respectively.

      Foreign Exchange: Assets and liabilities denominated in foreign currencies are translated at the rate of exchange in effect at the close of the reporting period. Revenues, expenses, gains, losses and surplus adjustments are translated using weighted average exchange rates. Unrealized gains and losses from translating balances from foreign currency into United States currency are recorded as adjustments to surplus. Realized gains and losses resulting from foreign currency transactions are included in Other Income in the Statements of Operations and Changes in Capital and Surplus.

      Statutory Basis Reserves: Certain required statutory basis reserves, principally the provision for reinsurance, are charged to surplus and reflected as a liability of the Company.

      Policyholders' Dividends: Dividends to policyholders are charged to income as declared.

      Capital and Surplus: Common capital stock and capital in excess of par value represent amounts received by the Company in exchange for shares issued. The common capital stock represents the number of shares issued multiplied by par value per share. Capital in excess of par value represents the value received by the Company in excess of the par value per share and subsequent capital contributions in cash or in kind from its shareholder.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


      Non-Admitted Assets: Certain assets, principally electronic data processing (EDP) equipment, software, leasehold improvements, certain overdue agents' balances, accrued retrospective premiums, certain deposit accounting assets that do not meet all of the NY DFS requirements for admissibility, prepaid expenses, certain deferred taxes that exceed statutory guidance and unsupported current taxes are designated as non-admitted assets and are directly charged to Unassigned Surplus. EDP equipment primarily consists of non-operating software and is depreciated over its useful life, generally not exceeding 5 years. Leasehold improvements are amortized over the lesser of the remaining lease term or the estimated useful life of the leasehold improvement. For the years ended December 31, 2011 and 2010, depreciation and amortization expense amounted to $14,394 and $18,468, and accumulated depreciation as of
      December   31,  2011  and  2010   amounted  to  $153,908   and   $139,515,
      respectively.

      Reclassifications: Certain balances contained in the 2010 and 2009 financial statements have been reclassified to conform to the current year's presentation.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


NOTE 2 - ACCOUNTING ADJUSTMENTS TO STATUTORY BASIS FINANCIAL STATEMENTS

A.   CHANGE IN ACCOUNTING PRINCIPLES:

In 2011, the Company adopted the following change in accounting principles:

SSAP 35R

The Company adopted SSAP 35 -- Revised - Guaranty Fund and Other Assessments (SSAP 35R) effective for the reporting period beginning January 1, 2011. Under the new guidance, entities subject to assessments would recognize liabilities only when all of the following conditions would be met:

      1. An assessment has been imposed or information available prior to the issuance of the statutory financial statements indicates that it is probable that an assessment will be imposed;

      2. The event obligating an entity to pay an imposed or probable assessment has occurred on or before the date of the statutory financial statements; and

      3.    The amount of the assessment can be reasonably estimated.

For premium based assessments, the amount to be accrued would be based only on current year premiums written and not estimated future premiums written.

Under SSAP 35R, accounting for guaranty fund assessments would be determined in accordance with the type of guaranty fund assessment imposed. Additionally, SSAP 35R allows the anticipated recoverables from policy surcharges and premium tax offsets from accrued liability assessments to be an admitted asset.

The adoption of SSAP 35R did not impact the Company's surplus as the accrual was consistent with the new guidelines.

In 2010, the Company adopted the following change in accounting principles:

SSAP 100

The Company adopted SSAP No. 100, Fair Value Measurements (SSAP 100), effective for reporting periods ending December 31, 2010 and thereafter. SSAP 100 defines fair value, establishes a framework for measuring fair value and expands disclosure requirements regarding fair value measurements but does not change existing guidance about whether an asset or liability is carried at fair value. There were no changes in surplus as a result of this adoption.

In 2009, the Company adopted the following changes in accounting principles:

SSAP 43R

In the third quarter of 2009, the Company adopted SSAP 43R. Pursuant to SSAP 43R, if the fair value of a loan-backed or structured security is less than its amortized cost basis at the balance sheet date, an entity shall assess whether the

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


impairment is other-than temporary. When an impairment is present, SSAP 43R requires the recognition of credit-related OTTI for loan-backed and structured securities when the projected discounted cash flows for a particular security are less than the security's amortized cost. When a credit-related OTTI is present, the amount of OTTI recognized as a realized loss shall be equal to the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected. Under the prescribed OTTI guidance for loan-backed and structured securities in the SSAP 43 that was in effect prior to the third quarter of 2009, OTTI was recognized when the amortized cost basis of a security exceeded undiscounted cash flows and such securities were written down to the amount of the undiscounted cash flows.

SSAP 43R required application to existing and new investments held by a reporting entity on or after September 30, 2009. The guidance in SSAP 43R that was effective in the third quarter of 2009 required the identification of all the loan-backed and structured securities for which an OTTI had been previously recognized and may result in OTTI being recognized on certain securities that previously were not considered impaired under SSAP 43. For this population of securities, if a reporting entity did not intend to sell the security, and had the intent and ability to retain the investment in the security for a period of time sufficient to recover the amortized cost basis, the reporting entity should have recognized the cumulative effect of initially applying SSAP 43R as an adjustment to the opening balance of unassigned funds with a corresponding adjustment to applicable financial statement elements.

As a result of the adoption of SSAP 43R, the Company recognized the following cumulative effect adjustment (CEA) in its 2009 statutory-basis financial statements, net of the related tax effect:

                                                        Direct (Charge) or
                                                             Credit to
                                                        Unassigned Surplus
                                                       -------------------

Gross cumulative effect adjustment (CEA)
- Net increase in the amortized cost of
loan-backed and structured
securities at adoption                                 $          (19,122)

Deferred tax on gross CEA                                           6,693
                                                       -------------------

Net cumulative effect of Change in Accounting
Principle included in the Statement of Capital
and Surplus                                            $          (12,429)
                                                       ===================

SSAP 10R

On December 7, 2009, the NAIC voted to approve SSAP No. 10R, Income Taxes -- Revised, A Temporary Replacement of SSAP No. 10 (SSAP 10R). The new standard is effective December 31, 2009 for 2009 and 2010 interim and annual periods. The Company adopted SSAP 10R to account for its income taxes in its 2009 annual filing. Income tax expense and deferred tax are recorded, and deferred tax assets are admitted in accordance with SSAP 10R. In addition to the admissibility test on deferred tax assets, SSAP 10R requires assessing the need for a valuation allowance on deferred tax assets. In accordance with the additional requirements, the Company assesses its ability to realize deferred tax assets primarily based on the earnings history, the future earnings potential, the reversal of taxable temporary differences, and the tax planning strategies available to the Company when recognizing deferred tax assets.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


In its 2009 annual filing, the Company admitted additional deferred tax assets of $272,916 as a result of the adoption of SSAP 10R.

B.    OTHER ADJUSTMENTS TO SURPLUS:

The Company has dedicated significant effort to the resolution of ongoing weaknesses in internal controls. As a result of these remediation efforts, management concluded that adjustments should be made to the Assets, Liabilities, and Capital and Surplus as reported in the Company's 2010, 2009 and 2008 annual statutory basis financial statements. While these adjustments were noteworthy, after evaluating the quantitative and qualitative aspects of these corrections, the Company concluded that its prior period financial statements were not materially misstated and, therefore, no restatement was required. These adjustments resulted in after tax statutory (charges) credits that in accordance with SSAP No. 3 Accounting Changes and Correction of Errors, have been reported as an adjustment to Unassigned Surplus as of January 1, 2011, 2010 and 2009. The impact of these adjustments on policyholder surplus as of January 1, 2011, 2010 and 2009 is as follows:

----------------------------------------------------------------------------------------------------------------
                                                               POLICYHOLDERS  TOTAL ADMITTED
                                                                  SURPLUS        ASSETS        TOTAL LIABILITIES
----------------------------------------------------------------------------------------------------------------
BALANCE AT DECEMBER 31, 2010                                   $   6,673,099  $  26,416,595    $    19,743,496
Adjustments to beginning Capital and Surplus:
   Asset realization (includes $897 of deemed capital
    contribution)                                                     47,679         47,679                -
   Liability correction                                              (23,911)           -               23,911
   Income taxes                                                        2,280          2,280                -
----------------------------------------------------------------------------------------------------------------
       TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND SURPLUS             26,048         49,959             23,911
----------------------------------------------------------------------------------------------------------------
BALANCE AT JANUARY 1, 2011, AS ADJUSTED                        $   6,699,147  $  26,466,554    $    19,767,407
================================================================================================================

An explanation for each of the adjustments for prior period's corrections is described below:

Asset realization - The increase in net admitted assets is primarily the result of: (a) a pooling correction in equities and deposits in pools and associations;
(b) an adjustment of an intangible asset; and (c) miscellaneous reserve adjustments; partially offset by (d) a miscellaneous non-admitted asset adjustment; (e) a correction of non-admitted assets related to retro premium and high deductible recoverable; and (f) other small miscellaneous adjustments.

Liability correction - The increase in total liabilities is primarily the result of: (a) an increase in IBNR as a result of the reversal of asbestos reserves related to coverage in place agreements; and (b) adjustment of paid losses and loss reserves; partially offset by (c) miscellaneous reserve adjustments; and
(d) other small miscellaneous adjustments.

Income taxes - The increase in taxes is primarily the result of: (a) adjustments to the current tax assets and tax liabilities, and (b) the tax effect of the corresponding change in asset realization and liability corrections.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                                               POLICYHOLDERS  TOTAL ADMITTED
                                                                  SURPLUS         ASSETS      TOTAL LIABILITIES
----------------------------------------------------------------------------------------------------------------
BALANCE AT DECEMBER 31, 2009                                   $   5,872,354  $   25,002,928  $      19,130,574
Adjustments to beginning Capital and Surplus:
    Asset realization                                                  2,147           2,147               -
    Liability correction                                             (23,800)            -               23,800
    Income taxes                                                      (6,702)         (6,702)              -
----------------------------------------------------------------------------------------------------------------
       TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND SURPLUS            (28,355)         (4,555)            23,800
----------------------------------------------------------------------------------------------------------------
BALANCE AT JANUARY 1, 2010, AS ADJUSTED                        $   5,843,999  $   24,998,373  $      19,154,374
================================================================================================================

An explanation for each of the adjustments for prior period's corrections is described below:

Asset realization - The increase in net admitted assets is primarily the result of (a) an increase in equities and deposits in pools and associations resulting from miscellaneous 2009 audit adjustments identified at the Association after the filing of the Company's 2009 financial statements; partially offset by (b) a decrease in miscellaneous accounts receivable that should have been recorded in prior periods; and (c) other small miscellaneous adjustments.

Liability correction - The increase in total liabilities is primarily the result of (a) an increase in loss reserves to correct prior year calculations related to insolvent reinsurers and commuted reinsurance agreements; (b) an increase in IBNR; (c) a correction of deposit liability balances; and (d) other small miscellaneous adjustments.

Income taxes - The (increase)/decrease in taxes is primarily the result of (a) adjustments to the deferred tax inventory, and (b) the tax effect of the corresponding change in asset realization and liability corrections.

----------------------------------------------------------------------------------------------------------------
                                                               POLICYHOLDERS  TOTAL ADMITTED
                                                                  SURPLUS         ASSETS      TOTAL LIABILITIES
----------------------------------------------------------------------------------------------------------------
BALANCE AT DECEMBER 31, 2008                                   $   5,413,173  $   25,417,968  $      20,004,795
Adjustments to beginning Capital and Surplus:
    Asset realization                                                 30,679          30,679                -
    Liability correction                                             (97,307)            -               97,307

    Federal income taxes (includes $5,044 of deemed capital
       contribution)                                                  34,026          34,026                -
----------------------------------------------------------------------------------------------------------------
       TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND SURPLUS            (32,602)         64,705             97,307
----------------------------------------------------------------------------------------------------------------
BALANCE AT JANUARY 1, 2009, AS ADJUSTED                        $   5,380,571  $   25,482,673  $      20,102,102
================================================================================================================

An explanation for each of the adjustments for prior period's corrections is described below:

Asset  realization - The increase in admitted assets is primarily the result of:
(a) adjustments reported by the Association as of December 31, 2009 (carrying value of affiliates, foreign exchange, and reinsurance balances); (b) the reversal of a duplicate reinsurance payable balance (which had been netted against reinsurance recoverables); and (c) increases to the carrying values of certain affiliates.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


Liability  correction - The increase in  liabilities is primarily the result of:
(a) adjustments to historical carried case and unearned premium reserves; (b) an adjustment to the revenue recognition policy for a specific insurance contract, resulting in the re-establishment of unearned premium reserves; (c) the accrual of an unrecorded liability for claim handling expenses; and (d) several remediation-related reinsurance accounting adjustments (including reconciliation adjustments and insolvency/commutation write-offs).

Income taxes - The decrease in federal  income taxes is primarily the result of:
(a) non-admitted prior year income tax receivables that were not settled at year end; (b) adjustment to tax discounting on loss reserves for workers' compensation; (c) deferred tax asset reconciliation to book unrealized gains and unrealized foreign exchange gains, offset by corresponding changes in non-admitted tax assets; (d) removal of duplicated tax deduction for affiliate dividends; and (e) tax deduction for nontaxable book gain.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


NOTE 3 - INVESTMENTS

STATUTORY FAIR VALUE OF FINANCIAL INSTRUMENTS:

The following table presents the carrying values and statutory fair values of the Company's financial instruments as of December 31, 2011 and 2010.

                                                     2011                         2010
----------------------------------------------------------------------------------------------------
                                           CARRYING       STATUTORY      CARRYING       STATUTORY
                                             VALUE        FAIR VALUE       VALUE        FAIR VALUE
---------------------------------------  -----------------------------------------------------------
Assets:
  Bonds                                  $  17,761,724  $  18,504,022  $  15,148,888  $  15,493,142
  Common stocks                                 84,263         84,263        397,460        397,460
  Preferred stocks                                   -              -         90,886         90,886
  Other invested assets                      1,440,576      1,440,576      1,574,423      1,574,423
  Derivative asset                               1,690          1,690              -              -
  Cash, cash equivalents and short-term
   investments                                 446,531        446,531      2,620,910      2,620,910
  Receivable for securities and other              491            491          1,146          1,146
  Equities in underwriting pools and
  associations                                 266,934        266,934        544,719        544,719
Liabilities:
  Derivative liability                   $           -  $           -  $       4,250  $       4,250
  Collateral deposit liability                 364,039        364,039        404,450        404,450
----------------------------------------------------------------------------------------------------

The methods and assumptions used in estimating the statutory fair values of financial instruments are as follows:

      o The fair values of bonds, unaffiliated common stocks and preferred stocks are based on fair values that reflect the price at which a security would sell in an arm's length transaction between a willing buyer and seller. As such, sources of valuation include third party pricing sources, stock exchange, broker or custodian or the NAIC Capital Markets and Investment Analysis Office, formerly known as NAIC Securities Valuation Office.

      o     The statutory  fair values of affiliated  common stocks are based on
            the  underlying   equity  of  the  respective   entity's   financial
            statements.

      o Other invested assets include primarily partnerships and joint ventures. Fair values are based on the net asset value of the respective entity's financial statements.

      o The fair values of derivatives are valued using quoted prices in active markets and other market-evidence whenever possible, including market-based inputs to model, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency.

      o The carrying value of all other financial instruments approximates fair value.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------

The carrying values and fair values of the Company's bond investments as of December 31, 2011 and 2010 are outlined in the table below:

---------------------------------------------------------------------------------------------------------------------------
                                                                                    GROSS          GROSS
                                                                    CARRYING      UNREALIZED     UNREALIZED      FAIR
                                                                     VALUE *        GAINS          LOSSES        VALUE
---------------------------------------------------------------------------------------------------------------------------
AS OF DECEMBER 31, 2011
  U.S. governments                                                $  1,202,854   $     51,880   $        30   $  1,254,704
  All other governments                                                866,122         34,145         3,898        896,369
  States, territories and possessions                                1,773,975        155,847           -        1,929,822
  Political subdivisions of states, territories and possessions      2,172,432        156,627           352      2,328,707

  Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and
  their political subdivisions                                       5,430,054        343,906        10,153      5,763,807
  Industrial and miscellaneous                                       6,316,287        169,838       155,512      6,330,613
---------------------------------------------------------------------------------------------------------------------------
     TOTAL BONDS, AS OF DECEMBER 31, 2011                         $ 17,761,724   $    912,243   $   169,945   $ 18,504,022
===========================================================================================================================

---------------------------------------------------------------------------------------------------------------------------
                                                                                    GROSS         GROSS
                                                                   CARRYING      UNREALIZED     UNREALIZED       FAIR
                                                                    VALUE *         GAINS         LOSSES         VALUE
---------------------------------------------------------------------------------------------------------------------------
AS OF DECEMBER 31, 2010
  U.S. governments                                                $  1,305,760   $    15,665    $    8,631   $  1,312,794
  All other governments                                                567,033        17,293         1,187        583,139
  States, territories and possessions                                2,097,245       106,740         4,276      2,199,709
  Political subdivisions of states, territories and   possessions    2,808,873        95,840        13,723      2,890,990

  Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and
  their political subdivisions                                       6,238,798       198,038        59,040      6,377,796
  Industrial and miscellaneous                                       2,131,179        58,156        60,621      2,128,714
---------------------------------------------------------------------------------------------------------------------------
     TOTAL BONDS, AS OF DECEMBER 31, 2010                         $ 15,148,888   $   491,732    $  147,478   $ 15,493,142
===========================================================================================================================

At December 31, 2011 the Company held hybrid securities with a fair value of $53,235 and carrying value of $52,281. At December 31, 2010 the fair value was $74,956 and the carrying value was $66,182. These securities are included in Industrial and miscellaneous.



--------------------
* Includes bonds with NAIC designation of 3 to 6 that are reported at the lower of amortized cost or fair value. As of December 31, 2011 and 2010, the carrying value of those bonds amounted to $318,273 and $136,966, respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


The carrying values and fair values of bonds at December 31, 2011, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.


-----------------------------------------------------------------------
                                             CARRYING
                                              VALUE*       FAIR VALUE
-----------------------------------------------------------------------
Due in one year or less                   $     470,555  $     472,304
Due after one year through five years         8,273,233      8,731,654
Due after five years through ten years        3,340,837      3,562,914
Due after ten years                           1,691,587      1,800,924
Structured securities                         3,985,512      3,936,226
-----------------------------------------------------------------------
 TOTAL BONDS                              $  17,761,724  $  18,504,022
=======================================================================


Proceeds from sales and gross realized gains and gross realized losses were as follows:


FOR THE YEARS ENDED DECEMBER 31,             2011                         2010                        2009
----------------------------------------------------------------------------------------------------------------------
                                                    EQUITY                     EQUITY                      EQUITY
                                      BONDS       SECURITIES       BONDS      SECURITIES      BONDS      SECURITIES
-------------------------------------------------------------  --------------------------- ---------------------------
Proceeds from sales               $   3,979,210  $   104,040   $  4,652,824  $  1,078,800  $  3,921,920  $  1,636,318
Gross realized gains                    168,725       14,425         99,350       536,459        36,760       628,427
Gross realized losses                    (9,904)        (363)       (28,656)      (15,017)      (46,196)     (225,886)
----------------------------------------------------------------------------------------------------------------------

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


The cost, fair value and carrying value of the Company's common and preferred stocks as of December 31, 2011 and 2010 are set forth in the table below:

                                       DECEMBER 31, 2011
----------------------------------------------------------------------------------
                        COST OR     GROSS       GROSS
                      AMORTIZED   UNREALIZED  UNREALIZED     FAIR      CARRYING
                         COST       GAINS       LOSSES       VALUE       VALUE
----------------------------------------------------------------------------------
Common stocks:
 Affiliated           $   40,792  $   21,832  $    5,602  $   57,022  $   57,022
 Non-affiliated           22,561       6,312       1,632      27,241      27,241
----------------------------------------------------------------------------------
  TOTAL               $   63,353  $   28,144  $    7,234  $   84,263  $   84,263
==================================================================================

Preferred stocks:
 Non-affiliated       $        -  $        -  $        -  $        -  $        -
----------------------------------------------------------------------------------
  TOTAL               $     -     $     -     $     -     $    -      $     -
==================================================================================


                                      DECEMBER 31, 2010
----------------------------------------------------------------------------------
                        COST OR      GROSS      GROSS
                       AMORTIZED  UNREALIZED  UNREALIZED    FAIR       CARRYING
                         COST        GAINS      LOSSES      VALUE       VALUE
----------------------------------------------------------------------------------
Common stocks:
 Affiliated           $  339,955  $   33,987  $   16,219  $  357,723   $ 357,723
 Non-affiliated           31,198       8,867         328      39,737      39,737
----------------------------------------------------------------------------------
  TOTAL               $  371,153  $   42,854  $   16,547  $  397,460   $ 397,460
==================================================================================

Preferred stocks:
 Non-affiliated       $   79,211  $   11,675  $        -  $   90,886   $  90,886
----------------------------------------------------------------------------------
  TOTAL               $   79,211  $   11,675  $    -      $   90,886   $  90,886
==================================================================================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


The fair value together with the aging of the gross pre-tax unrealized losses with respect to the Company's bonds and stocks as of December 31, 2011 and 2010 is set forth in the table below:

                                   LESS THAN 12 MONTHS         12 MONTHS OR LONGER            TOTAL
----------------------------------------------------------------------------------------------------------------
                                   FAIR      UNREALIZED        FAIR     UNREALIZED       FAIR        UNREALIZED
   DESCRIPTION OF SECURITIES       VALUE       LOSSES          VALUE      LOSSES         VALUE         LOSSES
---------------------------------------------------------   -----------------------   --------------------------
As of December 31, 2011:
  U. S. governments             $   101,528  $       30     $        -  $       -     $    101,528  $       30
  All other governments             125,873       2,625         16,280      1,273          142,153       3,898
  Political subdivisions of
  states, territories and
  possessions                        25,592         352              -          -           25,592         352
  Special revenue                   295,154         427         53,323      9,726          348,477      10,153
  Industrial and miscellaneous    2,107,765     120,975        274,131     34,537        2,381,896     155,512
  -------------------------------------------------------   -----------------------   --------------------------
  TOTAL BONDS                     2,655,912     124,409        343,734     45,536        2,999,646     169,945
  -------------------------------------------------------   -----------------------   --------------------------
  Affiliated                              -           -         20,584      5,602           20,584       5,602
  Non-affiliated                      4,075       1,328              -        304            4,075       1,632
  -------------------------------------------------------   -----------------------   --------------------------
  Common stock                        4,075       1,328         20,584      5,906           24,659       7,234
  -------------------------------------------------------   -----------------------   --------------------------
  TOTAL STOCKS                        4,075       1,328         20,584      5,906           24,659       7,234
  -------------------------------------------------------   -----------------------   --------------------------
  TOTAL BONDS AND STOCKS        $ 2,659,987  $  125,737     $  364,318  $  51,442     $  3,024,305  $  177,179
  =======================================================   =======================   ==========================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


                                  LESS THAN 12 MONTHS         12 MONTHS OR LONGER             TOTAL
----------------------------------------------------------------------------------------------------------------
                                   FAIR      UNREALIZED        FAIR     UNREALIZED       FAIR      UNREALIZED
   DESCRIPTION OF SECURITIES       VALUE       LOSSES          VALUE      LOSSES         VALUE       LOSSES
---------------------------------------------------------   -----------------------   --------------------------
As of December 31, 2010:
  U. S. governments             $   349,766  $    8,631     $      -    $     -       $    349,766  $     8,631
  All other governments             117,994       1,187            -          -            117,994        1,187
  States, territories and
  possessions                       255,356       4,276            -          -            255,356        4,276
  Political subdivisions of
  states, territories and
  possessions                       661,980      13,723            -          -            661,980       13,723
  Special revenue                 1,542,522      44,779         80,600     14,261        1,623,122       59,040
  Industrial and miscellaneous      672,482      59,489          6,933      1,132          679,415       60,621
  -------------------------------------------------------   -----------------------   --------------------------
  TOTAL BONDS                     3,600,100     132,085         87,533     15,393        3,687,633      147,478
  -------------------------------------------------------   -----------------------   --------------------------
  Affiliated                        289,975      10,694         12,200      5,525          302,175       16,219
  Non-affiliated                        338          39            -          289              338          328
  -------------------------------------------------------   -----------------------   --------------------------
  Common stock                      290,313      10,733         12,200      5,814          302,513       16,547
  -------------------------------------------------------   -----------------------   --------------------------
  TOTAL STOCKS                      290,313      10,733         12,200      5,814          302,513       16,547
  -------------------------------------------------------   -----------------------   --------------------------
  TOTAL BONDS AND STOCKS        $ 3,890,413  $  142,818     $   99,733  $  21,207     $  3,990,146  $   164,025
  =======================================================   =======================   ==========================

The Company reported write-downs on its bond investments due to OTTI in fair value of $61,446, $49,894 and $38,733 in 2011, 2010 and 2009, respectively and reported write-downs on its common and preferred stock investments due to OTTI in fair value of $0, $33,261 and $38,827 during 2011, 2010 and 2009, respectively.

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


During 2011, 2010 and 2009, the Company reported the following write-downs on its joint venture and partnership investments due to an OTTI in fair value:

--------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,                   2011       2010       2009
--------------------------------------------------------------------------------
General Atlantic Partners 82, L.P.               $  4,427   $      -   $       -
General Atlantic Partners 80, L.P.                  4,306          -           -
TH Lee Putnam Ventures, L.P.                        4,079          -           -
Sprout IX LP                                        1,988          -           -
Advanced Technology Ventures VI, L.P.               1,894          -           -
General Atlantic Partners 74, L.P.                      -     14,793           -
NEF Kamchia Co-Investment Fund, L.P.                    -     12,803           -
General Atlantic Partners 70, L.P.                      -     11,535           -
Prides Capital Fund I LP                                -     10,778           -
RH Fund 1, L.P.                                         -      6,940           -
General Atlantic Partners 77, L.P.                      -      6,326           -
AIG Black Sea Holding, L.P. (BTC Investment)            -          -      57,728
J.C. Flowers Fund II, L.P.                              -          -      20,286
Electra European Fund II                                -          -      17,266
Capvest Equity Partners, L.P.                           -          -      13,372
Valueact Capital Partners III                           -          -       8,811
Arrowpath Fund II, L.P.                                 -          -       4,973
AZ Auto Hldgs LLC                                       -          -       4,102
Brencourt Multi-Strategy, L.P.                          -          -       3,899
AIG Private Equity Portfolio, L.P.                      -          -       3,542
Blackstone Kalix Fund L.P.                              -          -       3,179
Meritage Private Equity Fund, L.P.                      -          -       1,239
Items less than $1.0 million                          750          -       2,255
--------------------------------------------------------------------------------
 TOTAL                                           $ 17,444   $ 63,175   $ 140,652
================================================================================

Securities carried at book adjusted carrying value of $1,316,565 and $1,363,230 were deposited with regulatory authorities as required by law as of December 31, 2011 and 2010, respectively.

During 2011, 2010 and 2009, included in Net Investment Income Earned were investment expenses of $27,606, $17,034 and $11,116, respectively and interest expense of $4, $348 and $9,737, respectively.

The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of pricing observability. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments traded in other-than-active markets or that do not have quoted prices have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. An active market is one in which transactions for the asset or liability being valued occur with sufficient frequency and volume to provide pricing information on an ongoing basis. An other-than-active market is one in which there are few transactions, the prices are not current, price

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


quotations vary substantially either over time or among market makers, or in which little information is released publicly for the asset or liability being valued. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction and general market conditions.

The standard defines three "levels" based on observability of inputs available in the marketplace used to measure fair value. Such levels are:

      - Level 1: Fair value measurements based on quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

      - Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable at commonly quoted intervals.

      - Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability.

Bonds, Common Stocks, Preferred Stocks and Derivatives:

The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company uses fair values for bonds, common stocks, preferred stocks and derivatives with NAIC ratings of 3 or below where fair value is less than amortized cost. When fair values are not available, fair values are obtained from third party pricing sources.

The following table presents information about financial instruments carried at fair value on a recurring basis and indicates the level of the fair value measurement per SSAP 100 as of December 31, 2011 and 2010:

--------------------------------------------------------------------------
                                 DECEMBER 31, 2011
--------------------------------------------------------------------------
                       Level 1       Level 2       Level 3        Total
--------------------------------------------------------------------------
Bonds                 $       -     $  80,765     $  81,990     $  162,755
Common stocks            27,241             -             -         27,241
Preferred stocks              -             -             -              -
Derivative asset              -         1,690             -          1,690
--------------------------------------------------------------------------
Total                 $  27,241     $  82,455     $  81,990     $  191,686
==========================================================================

--------------------------------------------------------------------------
                                    DECEMBER 31, 2010
--------------------------------------------------------------------------
                       Level 1       Level 2       Level 3        Total
--------------------------------------------------------------------------
Bonds                 $      -      $   3,612     $   2,904     $    6,516
Common stocks            36,311         3,426            -          39,737
Preferred stocks             -         90,886            -          90,886
Derivative liability         -         (4,250)           -          (4,250)
--------------------------------------------------------------------------
Total                 $  36,311     $  93,674     $   2,904     $  132,889
==========================================================================

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------



The following table presents changes during 2011 and 2010 in Level 3 financial instruments measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in income during 2011 and 2010 related to the Level 3 financial instruments that remained in the balance sheet at December 31, 2011 and 2010.

------------------------------------------------------------------------------------------------------------------------------
                                                           Net Realized and Unrealized    Unrealized  Purchases,
                                                          Gains (Losses) Included in Net   Gains        Sales,
                   Balance                                    Investment Income and       (Losses)    Issuances,   Balance at
                 Beginning of                                Realized Capital Gains      Included in Settlements, December 31,
                     Year     Transfers In Transfers Out           (Losses)                Surplus       Net         2011
------------------------------------------------------------------------------------------------------------------------------
Bonds            $      2,904 $     72,866 $      (3,014) $                        3,686 $    (5,172) $   10,720 $      81,990
Common stocks               -            -             -                               -           -           -             -
Preferred stocks            -            -             -                               -           -           -             -
------------------------------------------------------------------------------------------------------------------------------
Total            $      2,904 $     72,866 $      (3,014) $                        3,686 $    (5,172) $   10,720 $      81,990
==============================================================================================================================


------------------------------------------------------------------------------------------------------------------------------
                                                           Net Realized and Unrealized    Unrealized  Purchases,
                                                          Gains (Losses) Included in Net   Gains        Sales,
                   Balance                                    Investment Income and       (Losses)    Issuances,   Balance at
                 Beginning of                                Realized Capital Gains      Included in Settlements, December 31,
                     Year     Transfers In Transfers Out           (Losses)                Surplus       Net         2010
------------------------------------------------------------------------------------------------------------------------------
Bonds            $     37,738 $      2,904 $     (32,212) $                       (8,652) $    10,049 $   (6,923) $      2,904
Common stocks              -            -             -                               -            -          -             -
Preferred stocks        2,905           -          (520)                              -           438     (2,823)           -
------------------------------------------------------------------------------------------------------------------------------
Total            $     40,643 $      2,904 $     (32,732) $                       (8,652) $    10,487 $   (9,746) $      2,904
==============================================================================================================================


Other Invested Assets:

The Company initially estimates the fair value of investments in joint ventures and limited partnerships (predominately private limited partnerships and certain hedge funds) by reference to transaction price. Subsequently, the Company obtains the fair value of these investments generally from net asset value information provided by the general partner or manager of the investments, the financial statements of which are audited annually. The Company considers observable market data and performs due diligence procedures in validating the appropriateness of using the net asset value as a fair value measurement.

The Company also measures the fair value of certain assets such as joint ventures and limited partnerships included in other invested assets on a non-recurring basis when events or changes in circumstances indicate that the carrying value of the asset may not be recoverable. The Company did not have other invested assets measured at fair value on a non-recurring basis as of December 31, 2011 and 2010.

Loan-Backed and Structured Securities:

There was no OTTI recorded during the year for loan-backed and structured securities due to the Company's intent to sell or its inability or lack of intent to retain such securities.

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


At December 31, 2011, the Company held loan-backed and structured securities for which it had recognized credit-related OTTI based on the fact that the present value of projected cash flows expected to be collected was less than the amortized cost of the securities.

---------------------------------------------------------------------------------
         BOOK/ADJUSTED
        CARRYING VALUE
        AMORTIZED COST  PRESENT VALUE OF
        BEFORE CURRENT   PROJECTED CASH   RECOGNIZED  AMORTIZED COST
          PERIOD OTTI        FLOWS           OTTI       AFTER OTTI     FAIR VALUE
---------------------------------------------------------------------------------
        $    1,564,984  $      1,516,679  $   48,305      $ 1,516,679 $ 1,440,301
=================================================================================


At December 31, 2011 and 2010, the Company held securities with unrealized losses (fair value is less than carrying value) for which OTTI had not been recognized in earnings as a realized loss. Such unrealized losses include securities with a recognized OTTI for non interest (i.e. credit) related declines that were recognized in earnings, but for which an associated interest related decline has not been recognized in earnings as a realized loss. The aggregate amount of unrealized losses and fair values for such securities, segregated between those securities that have been in a continuous unrealized loss position for less than 12 months and greater than 12 months, respectively, were as follows:

---------------------------------------------------------------------------------------------------------------
                                           DECEMBER 31, 2011
---------------------------------------------------------------------------------------------------------------
                                             Less than 12           12 Months or
                                                Months                 Longer                    Total
---------------------------------------------------------------------------------------------------------------
                                                    Unrealized              Unrealized               Unrealized
Description of Securities              Fair Value     Losses    Fair Value     Losses   Fair Value     Losses
---------------------------------------------------------------------------------------------------------------
Loan-backed and structured securities  $ 1,805,059  $  100,010  $  270,280  $   33,244  $ 2,075,339   $ 133,254
---------------------------------------------------------------------------------------------------------------
Total temporarily impaired securities  $ 1,805,059  $  100,010  $  270,280  $   33,244  $ 2,075,339   $ 133,254
===============================================================================================================


---------------------------------------------------------------------------------------------------------------
                                           DECEMBER 31, 2010
---------------------------------------------------------------------------------------------------------------
                                             Less than 12           12 Months or
                                                Months                 Longer                    Total
---------------------------------------------------------------------------------------------------------------
                                                    Unrealized              Unrealized               Unrealized
Description of Securities              Fair Value     Losses    Fair Value     Losses   Fair Value     Losses
---------------------------------------------------------------------------------------------------------------
Loan-backed and structured securities  $   572,376  $   58,253  $    6,298  $    1,130  $   578,674   $  59,383
---------------------------------------------------------------------------------------------------------------
Total temporarily impaired securities  $   572,376  $   58,253  $    6,298  $    1,130  $   578,674   $  59,383
===============================================================================================================


In its OTTI assessment, the Company considers all information relevant to the collectability of the security, including past history, current conditions and reasonable forecasts when developing an estimate of future cash flows. Relevant analyst reports and forecasts for the asset class also receive appropriate consideration. The Company also considers how credit enhancements affect the expected performance of the security. In addition, the Company also considers its cash and working capital requirements and generally considers expected cash flows in relation to its business plans and how such forecasts affect the intent and ability to hold such securities to recovery of their amortized cost.

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


During 2010, the Company and certain of its affiliated insurance companies purchased various series of Class A Notes from Metropolis II, LLC (Metropolis). Each series of notes issued by Metropolis are collateralized by a single asset backed security (or in one series, four asset backed securities), primarily, collateralized loan obligations.

The Class A Notes were created as part of securitization transactions during 2010, in which the collateral was transferred to Metropolis by AIG Financial Products Corp. (AIG-FP), an affiliate of the Company, through one of AIG-FP's wholly-owned subsidiaries. In exchange for the underlying collateral, AIG-FP and its wholly-owned subsidiary received cash equal in amount to the purchase price of the Class A Notes, and Class B Notes issued by Metropolis as part of the series.

The Company's and its affiliated insurance companies' participation in the purchase of Class A Notes during 2010 is as follows (par and purchase price each converted to US dollars as of the acquisition date):

COMPANY                             PAR PURCHASED    PURCHASE PRICE
National Union                     $       852,455   $        808,335
American Home                              423,421            402,213
C&I                                        275,223            261,438
Lexington Insurance Company                423,421            402,213
Chartis Select Insurance Company           275,223            261,438
                                  ------------------------------------
        Total                      $     2,249,743   $      2,135,637
                                  ====================================

Of the thirteen Class A Notes issued by Metropolis and purchased by the Company and its affiliates, eight series are denominated in euros, the same currency as the collateral underlying that series. The Company and each of the affiliated insurance companies participating in the transactions entered into cross-currency swaps with AIG Markets, Inc. to hedge the foreign currency risk associated with the euro-denominated Class A Notes.

Pursuant to the Company's cross-currency swaps, the Company will periodically make payments in euros in exchange for a receipt of a payment in US dollars on fixed dates and fixed exchange rates. The Company is therefore exposed under this type of contract to fluctuations in value of the swaps due to changes in exchange rates. This exposure in the value of euro payments offsets the Company's exposure to changes in the value of euro receipts on the Metropolis Class A Notes discussed above.

Credit Risk: The current credit exposure of the Company's derivative contracts is limited to the fair value of such contracts that are favorable to the Company at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral.

Cash Requirements: The Company is not subject to collateral requirements on the cross-currency swaps. On swap payment dates, the Company is required to make a payment in euros equal to the amount of euros physically received on the Metropolis Class A Notes.

The Company has determined that the cross-currency swaps do not qualify for hedge accounting under the criteria set forth in SSAP No. 86, entitled Accounting for Derivative Instruments and Hedging Transactions. As a result, the Company's swap agreements are accounted for at fair value and the changes in fair value are recorded as unrealized gains or unrealized losses in the Statements of Operations and Changes in Capital and Surplus.

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------



The initial notional amount of each swap matched the par amounts of Class A Notes purchased. The notional amount on these swaps reduces over time, to match reductions in the par amounts of the related Class A Notes owned by the Company and its affiliates (e.g., resulting from principal repayments or sales). The aggregate outstanding notional amount of the swaps as of December 31, 2011 and 2010 was EUR 1,080,300 and EUR 1,252,015, respectively.

The following table summarizes the realized and unrealized capital gains or losses, the notional amount and the fair value of the cross-currency swaps held by the Company and its affiliates as of and for the years ended December 31, 2011 and 2010:

                                     AS OF DECEMBER 31, 2011        YEAR ENDED DECEMBER 31, 2011
                                  ---------------------------    ------------------------------------
                                    OUTSTANDING                                         UNREALIZED
                                      NOTIONAL      ESTIMATED    REALIZED CAPITAL     CAPITAL GAINS /
                                       AMOUNT      FAIR VALUE    GAINS / (LOSSES)        (LOSSES)
                                  ---------------------------    ------------------------------------
COMPANY
National Union                    EUR   434,192    $    2,509    $         (7,961)    $         2,509
American Home                           195,790         1,690              (4,985)              1,690
C&I                                     127,264         1,148              (2,789)              1,148
Lexington Insurance Company             195,790         1,690              (4,291)              1,690
Chartis Select Insurance Company        127,264         1,148              (2,789)              1,148
                                  -------------------------------------------------------------------
        Total                     EUR 1,080,300    $    8,185    $        (22,815)    $         8,185
                                  ===================================================================

                                    AS OF DECEMBER 31, 2010         YEAR ENDED DECEMBER 31, 2010
                                  ---------------------------    -------------------------------------
                                    OUTSTANDING                                         UNREALIZED
                                     NOTIONAL       ESTIMATED    REALIZED CAPITAL     CAPITAL GAINS /
                                      AMOUNT       FAIR VALUE    GAINS / (LOSSES)        (LOSSES)
                                  ---------------------------    -------------------------------------
COMPANY
National Union                    EUR   493,005    $  (11,263)   $          2,580     $       (11,263)
American Home                           230,003        (4,250)                913              (4,250)
C&I                                     149,502        (2,762)                593              (2,762)
Lexington Insurance Company             230,003        (4,250)                913              (4,250)
Chartis Select Insurance Company        149,502        (2,762)                593              (2,762)
                                  --------------------------------------------------------------------
        Total                     EUR 1,252,015    $  (25,287)   $          5,592     $       (25,287)
                                  ====================================================================


Securities Lending

During the third quarter of 2011, the Company entered into financing transactions using municipal bonds to support statutory capital by generating taxable income. In these transactions, certain available for sale high grade municipal bonds were loaned to counterparties, primarily commercial banks and brokerage firms, who receive the tax-exempt income from the bonds. No foreign securities are loaned. In return, the counterparties are required to pay the Company an income stream equal to the bond coupon of the loaned securities, plus a fee. To secure their borrowing of

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


the securities, counterparties are required to post liquid collateral (such as high quality fixed maturity securities and cash) equal to at least 102 percent of the fair value of the loaned securities to third-party custodians for the Company's benefit in the event of default by the counterparties. The collateral is maintained in a third-party custody account and is trued-up daily based on daily fair value measurements from a third-party pricing source. If at any time the fair value of the collateral, inclusive of accrued interest thereon, falls below 102 percent of the fair value of the securities loaned, the Company can demand that the counterparty deliver additional collateral to restore the initial 102 percent collateral requirement. The Company is contractually prohibited from reinvesting any of the collateral it received, including cash collateral, for its securities lending activity. Accordingly, the securities lending collateral is not reported on the Company's balance sheet in accordance with SSAP No. 91R, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (SSAP 91R). The Company has not pledged any of its assets as collateral. Consequently, the collateral is considered "off balance sheet". The aggregate amount of collateral received as of December 31, 2011, inclusive of accrued interest, is $953,661. The aggregate fair value of securities on loan is $919,879.


NOTE 4 - RESERVES FOR LOSSES AND LAE

A reconciliation of the Company's reserves for losses and LAE as of December 31, 2011, 2010 and 2009 is set forth in the table below:

------------------------------------------------------------------------------------------------
                                                       2011             2010           2009
------------------------------------------------------------------------------------------------

RESERVES FOR LOSSES AND LAE, END OF PRIOR YEAR    $  14,383,093   $  13,482,501   $  13,268,600

Incurred losses and LAE related to:

 Current accident year                                4,293,428       4,074,495       4,528,746

 Prior accident years                                   250,641       1,904,603         939,381
------------------------------------------------------------------------------------------------

  TOTAL INCURRED LOSSES AND LAE                       4,544,069       5,979,098       5,468,127
------------------------------------------------------------------------------------------------

Paid losses and LAE related to:

 Current accident year                               (1,368,553)     (1,206,965)     (1,426,132)

 Prior accident years                                (5,092,095)     (3,871,541)     (3,828,094)
------------------------------------------------------------------------------------------------

  TOTAL PAID LOSSES AND LAE                          (6,460,648)     (5,078,506)     (5,254,226)
------------------------------------------------------------------------------------------------

RESERVES FOR LOSSES AND LAE, AS OF DECEMBER 31,   $  12,466,514   $  14,383,093   $  13,482,501
================================================================================================


During 2011, the Company ceded $1,876,693 of its net asbestos and Excess Workers Compensation reserves to Eaglestone Reinsurance Company (Eaglestone) resulting in a decrease to net reserves. For 2011, the Company reported adverse loss and LAE reserve development of $250,641, including accretion of loss reserve discount, of $37,629. The adverse development was mostly attributable to Primary Casualty, Specialty Workers Compensation, and the Environmental classes of business partially offset by favorable development of Financial Lines and Excess Casualty classes of business. Catastrophe losses of $168,280 were also included in the Company's incurred losses and LAE. As

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


discussed in Note 5, the restructure of the foreign branch operations resulted in a decrease of $44,666 of the reserves during 2011.

Following completion of its 2010 annual comprehensive loss reserve review, the Company recorded a $1,506,600 reserve charge for the fourth quarter of 2010 to strengthen loss reserves, reflecting adverse development on prior accident years in classes of business with long reporting tails. Four classes -- Asbestos, Excess Casualty, Excess Workers' Compensation, and primary Workers' Compensation -- comprise approximately 80 percent of the total charge. The majority of the reserve strengthening relates to development in accident years 2005 and prior. These adjustments reflected management's current best estimate of the ultimate value of the underlying claims. These liabilities are necessarily subject to the impact of future changes in claim severity and frequency, as well as numerous other factors. Although the Company believes that these estimated liabilities are reasonable, because of the extended period of time over which such claims are reported and settled, the subsequent development of these liabilities in future periods may not conform to the assumptions inherent in their determination and, accordingly, may vary materially from the amounts previously recorded. To the extent actual emerging loss experience varies from the current assumptions used to determine these liabilities, they will be adjusted to reflect actual experience. Such adjustments, to the extent they occur, will be reported in the period recognized. AIG continues to monitor these liabilities and will take active steps to mitigate future adverse development. Additionally, during 2010, National Union commuted its quota share and stop loss reinsurance agreements with Chartis Specialty Insurance Company (Chartis Specialty) resulting in a net decrease in reserves of $1,180,170, offset by an increase of $794,667 from its commutation of a multi-year reinsurance agreement with American International Reinsurance Company, Ltd. (AIRCO). Refer to Note 6.

For 2009, the Company experienced significant adverse loss and LAE reserve development, including accretion of loss reserve discount. The adverse development was almost entirely attributable to the Excess Casualty and Excess Workers' Compensation classes of business. The Company modified its loss development assumptions for each of these classes of business in 2009 in response to the higher than expected loss emergence. For 2008, the development was slightly favorable prior to accretion of the workers compensation discount, and slightly adverse after recognition of accretion of the discount. Favorable development in Directors & Officers liability and other classes of business offset adverse development in the Company's Excess Casualty business. The adverse development in Excess Casualty was primarily related to accident years 2003 and prior.

The Company and some of its affiliates have continued their strategy that started in 2010 to improve the allocation of their reinsurance between traditional reinsurance markets and capital markets. As part of this strategy, they have secured $1.45 billion in protection for U.S. hurricanes and earthquakes through three separate catastrophe bond transactions. In 2011, they secured $575 million in a bond transaction and in 2010, $875 million through two separate bond transactions. These bond transactions in 2011 and 2010 reduced net premiums written by approximately $72,420 and $74,788, respectively.

As of December 31, 2011, 2010 and 2009, the Company's reserves for losses and LAE have been reduced by anticipated salvage and subrogation of $176,259, $169,676 and $166,812, respectively. In addition, as of December 31, 2011 and 2010, the Company recorded $0 and $50,400, respectively, of salvage from a related party, as a direct reduction of outstanding reserves.

As of December 31, 2011, 2010 and 2009, the Company's reserves for losses and LAE have been reduced by credits for reinsurance recoverable of $5,970,806, $4,364,556 and $5,336,235, respectively (exclusive of inter-company pooling).

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------



ASBESTOS AND ENVIRONMENTAL RESERVES

The Company continues to receive indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

The Company's  environmental exposure arises from the sale of general liability,
product  liability  or  commercial  multi  peril  liability  insurance,   or  by
assumption of reinsurance within these lines of business.

The Company estimates the full impact of the asbestos and environmental exposure by establishing case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management's judgment after reviewing all the available loss, exposure, and other information.

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


The  Company's  asbestos  and  environmental   related  loss  and  LAE  reserves
(including case & IBNR reserves) for the year ended December 31, 2011, 2010 and 2009, gross and net of reinsurance credits, are as follows:

                                                      ASBESTOS LOSSES                      ENVIRONMENTAL LOSSES
-------------------------------------------------------------------------------------------------------------------------

                                               2011         2010         2009          2011        2010         2009
--------------------------------------------------------------------------------- ---------------------------------------
Direct :

Loss and LAE reserves, beginning of year   $ 1,536,426  $   890,649  $   905,283   $    67,916  $    88,550  $   105,450

 Incurred losses and LAE                       (56,328)     818,692      175,575         8,700        5,138       (3,738)

 Calendar year paid losses and LAE            (129,292)    (172,915)    (190,209)      (20,768)     (25,772)     (13,162)
--------------------------------------------------------------------------------- ---------------------------------------

LOSS AND LAE RESERVES, END OF YEAR         $ 1,350,806  $ 1,536,426  $   890,649   $    55,848  $    67,916  $    88,550
================================================================================= =======================================

Assumed:

Loss and LAE reserves, beginning of year   $   154,386  $    85,957  $    86,374   $     5,476  $     5,744  $     5,077

 Incurred losses and LAE                        26,780       87,026       (1,517)        1,379        1,066          856

 Calendar year paid losses and LAE             (19,442)     (18,597)       1,100        (1,227)      (1,334)        (189)
--------------------------------------------------------------------------------- ---------------------------------------

LOSS AND LAE RESERVES, END OF YEAR         $   161,724  $   154,386  $    85,957   $     5,628  $     5,476  $     5,744
================================================================================= =======================================

Net of reinsurance:

Loss and LAE reserves, beginning of year   $   733,373  $   393,257  $   414,790   $    41,696  $    48,761  $    57,647

 Incurred losses and LAE                        46,614      422,050       54,172         8,388        6,963        1,800

 Calendar year paid losses and LAE            (779,987)     (81,934)     (75,705)      (11,497)     (14,028)     (10,686)
--------------------------------------------------------------------------------- ---------------------------------------

LOSS AND LAE RESERVES, END OF YEAR         $         -  $   733,373  $   393,257   $    38,587  $    41,696  $    48,761
================================================================================= =======================================


The amount of ending reserves for Bulk and IBNR included in the table above for Asbestos and Environmental losses is as follows:

                                                      ASBESTOS LOSSES                      ENVIRONMENTAL LOSSES
-------------------------------------------------------------------------------------------------------------------------

                                               2011         2010         2009          2011        2010         2009
---------------------------------------------------------------------------------  --------------------------------------
Direct basis                               $   860,891  $ 1,127,844  $   503,724   $     8,937  $    17,850  $    29,091
Assumed reinsurance basis                      101,277      118,402       41,926           410          394          520
Net of ceded reinsurance basis                       -      552,119      221,716         4,491        8,548       14,070


The amount of ending reserves for LAE included in the table above for Asbestos and Environmental losses is as follows:

                                                      ASBESTOS LOSSES                      ENVIRONMENTAL LOSSES
-------------------------------------------------------------------------------------------------------------------------

                                               2011         2010         2009          2011        2010         2009
-------------------------------------------------------------------------------------------------------------------------
Direct basis                               $    98,454  $   125,316  $    55,969   $     3,830  $     7,650  $    12,468
Assumed reinsurance basis                        9,322        7,659        7,009            91           87          164
Net of ceded reinsurance basis                       -       55,849       26,985         3,588        3,582        5,971


Management believes that the reserves carried for the asbestos and environmental claims at December 31, 2011 are

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


adequate as they are based on known facts and current law. The Company continues to receive claims asserting injuries from toxic waste, hazardous substances, and other environmental pollutants and alleged damages to cover the cleanup costs of hazardous waste dump sites (hereinafter collectively referred to as environmental claims) and indemnity claims asserting injuries from asbestos. Estimation of asbestos and environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques.


Asbestos Loss Portfolio Transfer

On March 31, 2011, the Company and certain other Chartis affiliated insurers (collectively, the Chartis Reinsureds) entered into a loss portfolio transfer reinsurance agreement (Asbestos Reinsurance LPT), with an inception date of January 1, 2011, with Eaglestone. Under the Asbestos Reinsurance LPT, the Chartis Reinsureds transferred all of their net (net of discount and net of external reinsurance) U.S. asbestos liabilities to Eaglestone. The Chartis Reinsureds made a payment of $2,790,351 to Eaglestone (representing the net carrying value of their asbestos reserves) and Eaglestone agreed to provide coverage up to an aggregate limit of $5,000,000 on the assumed asbestos portfolio. The share of the net reserves (and payment) assumed by Eaglestone from each of Chartis Reinsureds is presented below.

Eaglestone and the Chartis Reinsureds received the required regulatory approvals to enter into the Asbestos Reinsurance LPT. The transaction closed and settled on May 13, 2011. Eaglestone and the Chartis Reinsureds recorded the transaction as prospective reinsurance in accordance with SSAP 62R.

On June 17, 2011, Eaglestone and the Chartis Reinsureds completed a transaction, effective as of January 1, 2011, with National Indemnity Company (NICO), a subsidiary of Berkshire Hathaway Inc., under which the bulk of the Chartis Reinsureds' U.S. asbestos liabilities that were assumed by Eaglestone under the Asbestos Reinsurance LPT were transferred through a reinsurance agreement by Eaglestone to NICO. The transaction with NICO covers potentially volatile U.S.-related asbestos exposures. The NICO transaction does not cover asbestos accounts that the Chartis reinsureds believe have already been reserved to their limit of liability or certain other ancillary asbestos exposures of Chartis affiliates.

In addition to its assumption of the subject asbestos liabilities and as included as part of its liability under the reinsurance agreement with Eaglestone, NICO assumed the collection risk on the Chartis Reinsureds' third party reinsurance recoverables with respect to the asbestos reserves NICO assumed. With the concurrence of the NY DFS, the Company's provision for reinsurance recoverable both paid and unpaid has been reduced by $82,034 to reflect the transfer to an authorized reinsurer of the collection risk on certain of the Chartis companies' asbestos related third party reinsurance recoverables. This credit is reflected in the "Other allowed offset items" column of the Schedule of Reinsurance of the Company's 2011 Annual Statement.

Excess Workers' Compensation Loss Portfolio Transfer

On March 31, 2011, the Admitted Pool members entered into a loss portfolio transfer agreement (Excess Workers' Compensation Reinsurance LPT), with an inception date of January 1, 2011, with Eaglestone to transfer $2,720,102 of net excess workers' compensation liabilities to Eaglestone on a funds withheld basis. Eaglestone established an initial funds withheld asset in the aggregate of $2,720,102 and agreed to provide coverage up to an aggregate limit of $5,500,000 on the assumed exposures. Eaglestone will earn interest of 4.25 percent per annum on the funds withheld balance. The Company's funds held balance including accrued interest was $1,071,268 at December 31, 2011. This

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


was considered a non cash transaction in the statement of cash flow.

The share of the net reserves assumed by Eaglestone from each of the Chartis Reinsureds is presented below.


----------------------------------------------------------------------------------------

                                          ASBESTOS LOSS  EXCESS WORKERS'
COMPANY                                      TRANSFER      COMPENSATION       TOTAL
----------------------------------------------------------------------------------------

ADMITTED POOL COMPANIES:
    National Union                        $     827,363  $       927,266  $   1,754,629
    American Home                               783,818        1,092,875      1,876,693
    C&I                                         239,500          333,934        573,434
    Chartis PC                                  108,863          122,009        230,872
    New Hampshire                               108,863          122,009        230,872
    ISOP                                        108,863          122,009        230,872
                                         -----------------------------------------------
TOTAL ADMITTED POOL COMPANIES             $   2,177,270  $     2,720,102  $   4,897,372
                                         ===============================================

SURPLUS LINES POOL COMPANIES:
    Lexington Insurance Company           $     261,997  $             -  $     261,997
    Chartis Select Insurance Company             67,370                -         67,370
    Chartis Specialty Insurance Company          37,428                -         37,428
    Landmark Insurance Company                    7,486                -          7,486
                                         -----------------------------------------------
TOTAL SURPLUS LINES POOL COMPANIES        $     374,281  $             -  $     374,281
                                         ===============================================

CHARTIS INTERNATIONAL
    Chartis Overseas Ltd.                 $     212,400  $             -  $     212,400
    Other                                        26,400                -         26,400
                                         -----------------------------------------------
TOTAL CHARTIS INTERNATIONAL               $     238,800  $             -  $     238,800
                                         ===============================================
                                         -----------------------------------------------
GRAND TOTAL                               $   2,790,351  $     2,720,102  $   5,510,453
                                         ===============================================

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


NOTE 5 - RELATED PARTY TRANSACTIONS

A.    ADMITTED POOLING AGREEMENT

      The Company, as well as certain other insurance affiliates, is a party to an inter-company reinsurance pooling agreement. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business (except that of the Japan branch of the Company) to National Union (the lead pooling participant). In turn, each pooling participant receives from National Union their percentage share of the pooled business.

      The Company's share of the pool is 36.0 percent. Accordingly, premiums earned, losses and LAE incurred, and other underwriting expenses, as well as related assets and liabilities, in the accompanying financial statements emanate from the Company's percentage participation in the pool.

      A list of all pooling participants and their respective participation percentages is set forth in Note 1.

B.    CHARTIS OVERSEAS ASSOCIATION POOLING ARRANGEMENT

      AIG formed the Association; a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations. In exchange for membership in the Association at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of New Hampshire, National Union, and the Company. On annual basis the Association files audited financial statements with the NY DFS that have been prepared in accordance with NY SAP.

      At the time of forming the Association, the member companies entered into an open-ended reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the Association. The initial participation established was subsequently amended for profits and losses for each year derived from reinsurance of risks situated in Japan (excluding certain Japanese situs risks and business underwritten by the Company's Japan branch which is not subject to the Admitted Pooling Agreement nor the Association). The participation for Japanese and non-Japanese business underwritten via the Association is set forth in the table below:

      --------------------------------------------------------- -------------- -------------------
                                                                  INITIAL         PARTICIPATION
                                                    NAIC CO.   PARTICIPATION   PERCENT SPECIFIC TO
      MEMBER COMPANY                                  CODE       PERCENT            JAPAN RISK
      --------------------------------------------------------------------------------------------

      Chartis Overseas Limited                           -         67.0%               85.0%
      Admitted Pool member companies, as follows:        -         33.0%               15.0%
        New Hampshire                                 23841        12.0%               10.0%
        National Union                                19445        11.0%                5.0%
        The Company                                   19380        10.0%                0.0%

      ============================================================================================

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


      In accordance with the Admitted Pooling Agreement, the Admitted Pool member companies' participation in the Association is pooled among all Admitted Pool members proportional to their participation in the Admitted Pool. The Company's participation in the Association after the application of its participation in the Admitted Pooling Agreement has been presented in the accompanying financial statements as follows:


      --------------------------------------------------------------------------
      AS OF DECEMBER 31,                                   2011        2010
      --------------------------------------------------------------------------

      Assumed reinsurance premiums receivable          $   119,334  $    75,852
      Funds held by ceding reinsurers                       41,702       12,478
      Reinsurance recoverable                               34,065       42,074
      Equities in underwriting pools and associations      266,934      544,719
      --------------------------------------------------------------------------
      TOTAL ASSETS                                     $   462,035  $   675,123
      --------------------------------------------------------------------------

      Loss and LAE reserves                            $   524,705  $   564,889
      Unearned premium reserves                            206,983      233,080
      Funds held                                            10,157       13,038
      Ceded balances payable                                48,337       61,292
      Assumed reinsurance payable                           53,519       44,085
      --------------------------------------------------------------------------
      TOTAL LIABILITIES                                $   843,701  $   916,384
      --------------------------------------------------------------------------

      TOTAL SURPLUS                                    $  (381,666) $  (241,261)
      ==========================================================================

      As of December 31, 2011, the Association reported an asset of $2,401,126 representing the value of subsidiaries and affiliated entities (SCAs). As of December 31, 2011, Chartis Europe S.A. represented $1,748,890 and Chartis UK Holdings represented $542,447, respectively of this total SCA asset.

      The Company's reporting of its interest in the Association's SCA entities is consistent with the reporting of its interest in the Association and the Admitted Pooling Agreement. At December 31, 2011, the Company's interest in the Association's SCA entities was $285,254 and has been reported as a component of Equities in Underwriting Pools and Associations.

      As part of its efforts to simplify the legal entity structure, enhance transparency and streamline financial visibility, Chartis continued to restructure the foreign branch operations of the Admitted Pool members. Generally, the results of these foreign branch operations, with the exception of the Company's Japan and former Canadian branches, have historically been reported as part of the operations of the Association by its member companies consistent with the accounting for the Admitted Pooling Agreement, the Admitted Pool. The U.S. member companies of the Association pooled their 33 percent participation with the remaining members of the Admitted Pool.

      On January 1, 2011, the Company transferred the existing business of its Singapore Branch to Chartis Singapore Insurance PTE Ltd. (Chartis Singapore) an indirect wholly owned subsidiary of Chartis International, LLC. The Company also transferred the in force business of its Australia
      and  New  Zealand   branches  to  new  legal  entities

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


      formed in those jurisdictions, effective March 1, 2011 and December 1, 2011 respectively. With an effective date of December 1, 2011, the Company also transferred the in force business of its Cyprus and Malta branches to newly formed branches of Chartis Insurance UK Limited (Chartis UK). New Hampshire transferred its in force business of its Philippines branch to Chartis Philippines Insurance Inc., a subsidiary of Chartis Singapore, effective December 1, 2011.

      On December 1, 2011, Chartis Insurance Ireland Limited (CIIL) merged into Chartis UK (n/k/a Chartis Europe Limited). Upon merger, business previously written by CIIL will be written by a newly registered Irish branch of Chartis UK. In connection with this restructuring, certain inter-company reinsurance agreements between CIIL and the Association members were novated to Chartis UK Ireland Branch and repaneled. On that same date, Chartis UK Ireland Branch entered into a quota share and a combined working and catastrophe excess of loss reinsurance agreement directly with the Association members.

      During  2011,  the  largest   restructuring   were  completed  at  Chartis
      Singapore, the Australia branch and the Hong Kong branches. These branches had total assets of $2,315,692 and liabilities of $1,322,618.

      Effective December 1, 2010, the in force business of the Hong Kong branches of National Union, the Company and New Hampshire was transferred to Chartis Insurance Hong Kong Limited, a subsidiary of Chartis Overseas Limited, under Section 25D of the Hong Kong Insurance Companies Ordinance. Consistent with the 2011 transactions, this transaction was recorded by the Admitted Pool members in calendar year 2011 with the approval of the New York and Pennsylvania Insurance Departments.

      The Association's fiscal year end is November 30th. Although the fiscal year end for the members of the Admitted Pool is December 31, their financial statements have historically and consistently reported the results of their participation in the Association as of the Association's fiscal year end. In order to achieve consistency in their financial reporting, the Admitted Pool members have received approval from the NY DFS and Pennsylvania Insurance Department to record the above referenced December 1, 2011 restructuring activities, including the reinsurance transactions associated with the restructuring of Chartis Ireland operations, in their 2012 statutory financial statements. These transactions are not expected to have a material impact on the Company's financial statements.


C.    GUARANTEE ARRANGEMENTS

      The Company issued guarantees whereby it unconditionally and irrevocably guaranteed all present and future obligations and liabilities of any kind arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. The guarantees were provided in order to secure or maintain the guaranteed companies' rating status issued by certain rating agencies, as disclosed in Note 11.

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


D.    INVESTMENTS IN AFFILIATES

      As of December 31, 2011 and 2010, the Company's common stock investments with its affiliates together with the related change in unrealized appreciation were as follows:

      ----------------------------------------------------------------------------------------------------------
                                                        AFFILIATE               CARRYING VALUE     CHANGE IN
                                                        OWNERSHIP  ACTUAL COST  AT DECEMBER 31,  CARRYING VALUE
      AFFILIATED COMMON STOCK INVESTMENTS                PERCENT      2011          2011              2011
      ----------------------------------------------------------------------------------------------------------
      AIU Brasil Affiliate                                100.0%   $       408  $           476  $       (1,771)
      Chartis Non Life Holding Company (Japan), Inc.        0.0%            -                -         (289,975)
      AIG Mexico Industrial, L.L.C.  (a)                    0.0%            -                -          (10,954)
      American International Realty Corporation            31.5%        14,198           35,962          (6,385)
      Pine Street Real Estate Holdings Corporation         31.5%         5,209            2,362             227
      Eastgreen, Inc.                                      13.8%        20,977           18,222           8,157
      ----------------------------------------------------------------------------------------------------------
       TOTAL COMMON STOCKS - AFFILIATES                            $    40,792  $        57,022  $     (300,701)
      ==========================================================================================================

      (a)   The Company's interest was sold on July 29, 2011.

      ----------------------------------------------------------------------------------------------------------
                                                        AFFILIATE               CARRYING VALUE     CHANGE IN
                                                        OWNERSHIP  ACTUAL COST  AT DECEMBER 31,  CARRYING VALUE
      AFFILIATED COMMON STOCK INVESTMENTS                PERCENT      2010          2010              2010
      ----------------------------------------------------------------------------------------------------------
      Chartis Non Life Holding Company (Japan), Inc.(c)   100.0%   $   300,384  $       289,975  $      210,017
      AIU Brasil Affiliate                                100.0%           408            2,247             155
      AIG Mexico Industrial, L.L.C.                        49.0%         6,981           10,954             567
      American International Realty Corporation            31.5%        14,169           42,347          21,723
      Pine Street Real Estate Holdings Corporation         31.5%         5,209            2,135             (58)
      Eastgreen, Inc.                                      13.4%        12,804           10,065             138
      Fuji Fire and Marine Insurance Company  (c)           2.8%            -                -          (12,180)
      ----------------------------------------------------------------------------------------------------------
       TOTAL COMMON STOCKS - AFFILIATES                            $   339,955  $       357,723  $      220,362
      ==========================================================================================================

      (c) The Company's ownership of Fuji Fire and Marine Insurance Company was consolidated with its ownership of Chartis Non Life Holding Company (Japan), Inc.

      On August 4, 2011, the Company closed a transaction in which it sold its interest in Chartis Non-Life Holding Company (Japan), Inc., an
      intermediate holding company whose primary asset consisted of approximately 38.6 percent of the common stock of Fuji Japan, to Chartis Pacific Rim Holdings, L.L.C, also a subsidiary of Chartis International, LLC, for approximately $433,600. The Company realized a capital gain of $133,220 and incurred a tax expense of $46,627 on this transaction. The tax liability was relieved through a deemed capital contribution.

      In 2010, the Company's ownership of Fuji Fire and Marine Insurance Company was consolidated with its ownership of Chartis Non Life Holding Company (Japan) Inc.

      Investments in affiliates are included in common stocks based on the net worth of the entity except for publicly

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


      traded affiliates which are based on quoted fair values, less a discount as prescribed by NAIC SAP (see Note 1).

      The Company has ownership interests in certain affiliated real estate holding companies. From time to time, the Company may own investments in partnerships across various other AIG affiliated entities with a combined percentage greater than 10.0 percent. As of December 31, 2011 and 2010, the Company's total investments in partnerships with affiliated entities where AIG's interest was greater than 10.0 percent amounted to $566,665 and $802,931, respectively.


E.    RESTRUCTURING

      DOMESTIC OPERATIONS

      As discussed in Note 6, effective January 1, 2010 and April 1, 2010, National Union commuted its quota share and stop loss reinsurance agreements with Chartis Specialty and a multi-year reinsurance agreement with AIRCO, respectively. The Company recorded its share of these transactions based upon its stated pool percentage.

      Effective  October  7, 2010,  National  Union  Fire  Insurance  Company of
      Louisiana (NULA), Audubon Insurance Company (Audubon Insurance) and Audubon Indemnity Company (Audubon Indemnity) were merged with and into National Union. National Union is the surviving company and has assumed all of the existing obligations of the merged companies. The mergers were recorded as of October 1, 2010 with the approval of the Pennsylvania Insurance Department. As a result of the merger, National Union's total assets increased by $55,529; total liabilities increased by $4,901; gross paid in and contributed capital increased by $7,130; and unassigned surplus increased by $43,498. The increase to National Union's post-merger surplus is net of eliminations of $1,541 that is primarily related to the provision for reinsurance $1,308. This item is presented as Other Surplus Adjustments in National Union's Statement of Operations and Changes in Capital and Surplus. The other members of the Admitted Pool settled with National Union and recorded their proportionate share in accordance with the pooling agreement. With the approval of National Union's domiciliary regulator, none of the prior years' results or historical schedules have been restated for the merger. The transaction was accounted for as a statutory merger. National Union did not issue any new shares of stock as a result of the merger.

      On June 10, 2009, the Company sold 12,826 shares of Transatlantic Holdings, Inc. (TRH) for $470,341 and recorded a realized gain of $450,511. As of December 31, 2009, the Company continued to own 9,193 common shares of TRH, representing approximately 13.9 percent of TRH's common shares issued, which were sold in March 2010. The Company had previously owned 33.2 percent of TRH. In addition, the Company recorded a capital contribution of $75,923 pursuant to the terms of a make whole agreement between the Company and AIG, whereby AIG agreed to contribute capital to the Company in an amount equal to the difference between the statutory carrying value of TRH and the consideration received by the Company for the sale of its shares. The Company also received a deemed contribution of approximately $157,679 pursuant to the Tax Sharing Agreement (Agreement) in connection with this sale. The Agreement provides that AIG will reimburse the Company for any current tax liabilities arising from the sale of an operating subsidiary during the term of the Credit Facility, except amounts required to be remitted as Net Cash Proceeds, as defined in the Credit Facility. The Department issued a determination of non-control ruling relative to the Company's ownership of TRH. Accordingly, the Company's investment in TRH common stock has been reported as an unaffiliated investment in this financial statement and

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


      has been reported at fair value in accordance with SSAP No. 30, Investments in Common Stock. During 2010, the Company sold all but one hundred of the remaining shares of TRH and realized a profit of $463,417.

      Effective July 1, 2009, the 21st Century Personal Auto Group (PAG) was sold to Farmers Group, Inc. (FGI), a subsidiary of Zurich Financial Services Group for $1.9 billion. Of the $1.9 billion proceeds received by AIG member companies from the sale of the PAG entities to FGI, $0.2 billion was retained by Chartis U.S., Inc. as consideration for the PAG entities it owned and $1.7 billion was provided to the Chartis U.S. insurance entities. American International Insurance Company (AIIC) was the lead company in the Personal Lines Pool which was the mechanism for sharing the PAG and the Private Client Group (PCG) business underwritten among the Personal Lines Pool members. PCG business was underwritten directly by member companies of the Personal Lines Pool as well as the insurance entities of Chartis U.S., Inc. not subject to this sale ("Chartis U.S., Inc. companies"). The PCG business written by Chartis U.S., Inc. companies was ceded 100 percent to AIIC as the pool lead. The total of the PCG business assumed by AIIC, the PCG business underwritten directly by Personal Lines Pool members, as well as the PAG business retained by AIIC ("net business of the Personal Lines Pool") was then subject to a 50 percent quota share to National Union. The Admitted Pool members participated in this business assumed by National Union at their stated pool percentages.

      In connection with this sale, various reinsurance agreements between the PAG companies and the Chartis U.S., Inc. companies (including the Company) were partially or fully commuted as of June 30, 2009. The major transactions are summarized below:

            1. The quota share reinsurance agreement between National Union and AIIC under which AIIC ceded 50 percent of the net business of the Personal Lines Pool to National Union was commuted as of June 30, 2009.

            2. All liabilities relating to existing PCG business that was written on a direct basis by members of the Personal Lines Pool were transferred to National Union under the terms of the PCG Business Reinsurance and Administration Agreement, effective June 30, 2009.

            3. All obligations and liabilities relating to the PCG business that was directly written and ceded by Chartis U.S., Inc. companies to AIIC under various quota share reinsurance agreements were commuted as of June 30, 2009.

      Following these transactions the Chartis U.S., Inc. companies settled all amounts due to AIIC in securities and cash totaling $871.9 million. The Company's share of this settlement was $293.3 million.

      The Chartis U.S., Inc. companies which owned 21st Century Insurance Group (a member company of PAG), recorded dividend income and a resulting intangible asset of approximately $527.5 million for the fair value of the PCG business, which was not subject to the PAG sale and was retained by the Chartis U.S., Inc. companies going forward. Additionally, capital contributions were received by the owners of 21st Century Insurance Group of $184.6 million from Chartis U.S. as part of the tax sharing agreement. The Company's share of these transactions was dividend income of $79.7 million and a capital contribution of $27.9 million.

      Following the sale of the PAG entities, which included the Company's ownership in 21st Century Insurance Group and AIG Hawaii Insurance Company, Inc., the Company received $182.6 million of the $1.7 billion of proceeds

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                (000'S OMITTED)

--------------------------------------------------------------------------------


received by the Chartis U.S., Inc. companies. As a result of these transactions involving the sale of these PAG entities, the Company recorded a pre-tax loss of $14.5 million.

FOREIGN OPERATIONS

Pursuant to a tender offer that expired on March 24, 2011, Chartis Japan Capital Company, LLC (CJCC), a newly formed subsidiary of National Union, acquired 43.59 percent of the outstanding shares of Fuji Fire and Marine Insurance Company, Limited (Fuji Japan). As a result of this transaction, as of March 31, 2011, Chartis owned 98.4 percent of Fuji Japan's outstanding voting shares. In a transaction that closed on August 4, 2011, National Union sold its interest in CJCC to Chartis Japan Holdings, LLC, a subsidiary of Chartis International, LLC, for approximately $586,800. Additionally, on the same date, the Company closed a transaction in which it sold its interest in Chartis Non-Life Holding Company (Japan), Inc., an intermediate holding company whose primary asset consisted of approximately 38.6 percent of the common stock of Fuji Japan, to Chartis Pacific Rim Holdings, L.L.C, also a subsidiary of Chartis International, LLC, for approximately $433,600. Chartis' total ownership of Fuji Japan has not changed as a result of these transactions.


F. OTHER RELATED PARTY TRANSACTIONS

The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2011 and 2010 between the Company and any affiliated companies that exceeded one-half of one percent of the Company's admitted assets as of December 31, 2011 and 2010 and all capital contributions and dividends.

                                                                               ASSETS RECEIVED BY           ASSETS TRANSFERRED BY
                                                                                   THE COMPANY                    THE COMPANY
------------------------------------------------------------------------------------------------------------------------------------
   DATE OF                                                                      STATEMENT
 TRANSACTION    EXPLANATION OF TRANSACTION      NAME OF AFFILIATE                VALUE    DESCRIPTION  STATEMENT VALUE  DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
  03/28/11     Purchase of securities      AIG Inc. Matched Investment Program  $ 587,841  Securities      $   587,841      Cash


  08/18/11     Purchase of securities            Chartis Select                   179,406  Securities          179,406      Cash

  08/18/11     Purchase of securities               Lexington                     747,122  Securities          747,122      Cash

  08/18/11       Sale of securities              Chartis Select                   210,304    Cash              200,294   Securities

  08/18/11       Sale of securities                 Lexington                     854,193    Cash              814,422   Securities

  03/01/11            Dividend                 Chartis U.S., Inc.                       -       -               11,448     In kind

  06/29/11            Dividend                 Chartis U.S., Inc.                       -       -               110,000      Cash

  11/01/11            Dividend                 Chartis U.S., Inc.                       -       -               16,010     In kind

  03/31/11     Return of capital (a)           Chartis U.S., Inc.                       -       -            1,020,000      Cash

  09/19/11       Return of capital             Chartis U.S., Inc.                       -       -              400,000      Cash

  06/30/11     Capital contributions           Chartis U.S., Inc.                   5,623     Cash                   -        -

   Various      Capital contributions (b)      Chartis U.S., Inc.                  57,153    In kind                 -        -

   Various      Capital contribution           Chartis U.S., Inc.                   4,605    In kind                 -        -
------------------------------------------------------------------------------------------------------------------------------------
(a) Refer immediately below this table for Eaglestone Reinsurance Company capitalization  Chartis Select: Chartis Select Insurance
                                                                                          Company
(b) Capital contributions in lieu of Tax Sharing Agreement                                Lexington: Lexington Insurance Company
------------------------------------------------------------------------------------------------------------------------------------


Funding of Eaglestone Capitalization

On March 31, 2011, National Union, the Company, and New Hampshire (Funding Participants), with the approval of the NY DFS and the Pennsylvania Insurance Department (PA DOI), returned $1,700,000 of capital to their immediate parent (Chartis U.S., Inc.) as part of a plan to capitalize Eaglestone with each of the companies contributing $510,000,

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                (000'S OMITTED)

--------------------------------------------------------------------------------


$1,020,000 and $170,000, respectively. Eaglestone was significantly overcapitalized relative to its risk based capital target after the loss portfolio transfer was executed with NICO. Accordingly, on July 26, 2011, Eaglestone received approval from PA DOI to return $1,030,000 in cash from its gross paid-in and contributed surplus to Chartis U.S., Inc. The distribution was made to Chartis U.S., Inc. on July 27, 2011. On that same date, Chartis U.S., Inc. contributed $620,000 to National Union, $130,000 to New Hampshire, and $100,000 to Chartis PC.

                                                                 ASSETS RECEIVED BY     ASSETS TRANSFERRED BY
                                                                    THE COMPANY             THE COMPANY
-------------------------------------------------------------------------------------------------------------
   DATE OF                                                      STATEMENT              STATEMENT
 TRANSACTION    EXPLANATION OF TRANSACTION  NAME OF AFFILIATE     VALUE    DESCRIPTION  VALUE     DESCRIPTION
-------------------------------------------------------------------------------------------------------------
  02/12/10               Dividend           Chartis U.S., Inc. $         -     -       $ 300,000     Cash

  04/08/10               Dividend           Chartis U.S., Inc.           -     -           1,343     Cash

  Various       Capital contribution (a)    Chartis U.S., Inc.       5,322  In kind            -       -

  03/31/10         Capital contribution     Chartis U.S., Inc.       4,829  In kind            -       -
                  Capital contribution(b)
  12/31/10                                  Chartis U.S., Inc.   1,937,124 Receivable          -       -

  06/24/10          Sale of securities       National Union        708,005   Cash        708,005  Securities

(a)  Capital contributions in lieu of Tax Sharing agreement

(b)  Capital contribution was received on February 25, 2011


In the ordinary course of business, the Company utilizes its affiliates for data center systems, investment services, salvage and subrogation, and claims management. The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2011, 2010 and 2009 between the Company and affiliated companies that exceeded one-half of one percent of the Company's admitted assets as of December 31, 2011, 2010 and 2009:

FOR THE YEARS ENDED DECEMBER 31,        2011         2010      2009
----------------------------------------------------------------------
Chartis Global Claims Services, Inc. $    250,065  $ 245,427 $ 255,941

Chartis Global Services, Inc.             272,803          -         -
----------------------------------------------------------------------
 TOTAL                               $    522,868  $ 245,427 $ 255,941
======================================================================

Effective January 1, 2011, Chartis Global Services, Inc. is the shared services organization for Chartis U.S., Inc. and Chartis International, LLC. In 2010 and 2009, the expenses were paid by other members of the Admitted Pool and allocated to the Company in accordance with the Pooling Agreement.

As of December 31, 2011 and 2010, short-term investments included amounts invested in the AIG Managed Money Market Fund of $376,438 and $1,881,287, respectively.

Federal and foreign income taxes payable to the Ultimate Parent as of December 31, 2011 and 2010 amounted to $23,930 and $60,666, respectively.

At December 31, 2011 and 2010, the amount due from/(to) National Union, as the lead company of the intercompany

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                (000'S OMITTED)

--------------------------------------------------------------------------------


pool, was $3,447 and $(121,756), respectively.

As of December 31, 2011 and 2010, the Company had the following balances receivable/payable from/to its affiliates (excluding reinsurance transactions):

-------------------------------------------------------------------------------
AS OF DECEMBER 31,                                        2011          2010
-------------------------------------------------------------------------------
Balances with admitted pool companies                  $     6,325  $    31,954

Balances less than 0.5% of admitted assets                   7,005       23,175

Capital contributions receivable from Chartis U.S. Inc.          -    1,937,124
-------------------------------------------------------------------------------
RECEIVABLE FROM PARENT, SUBSIDIARIES AND AFFILIATES    $    13,330  $ 1,992,253
===============================================================================

Balances with admitted pool companies                  $       145  $   122,198

Balances less than 0.5% of admitted assets                  46,282       82,128
-------------------------------------------------------------------------------
PAYABLE TO PARENT, SUBSIDIARIES AND AFFILIATES         $    46,427  $   204,326
===============================================================================

On February 23, 2011, NY SAP approved the Company's request to receive a capital contribution of $1,937,124 in cash from its parent Chartis U.S., Inc. and to reflect such contribution in its December 31, 2010 annual statement. The capital contribution was received by the Company on February 25, 2011 and reported as Receivable from Affiliate at December 31, 2010.

On March 31, 2005 the Company and certain of its affiliates entered into a settlement agreement with an insured to release all the asbestos claims and other products coverage potentially available under the applicable insurance policies by making specified payments to the insured on a quarterly basis from March 2005 to December 2016. Between March 31, 2006 and March 25, 2008 the insured entered into a series of receivable sale agreements with AICC whereby AICC purchased the insured's March 2006 to December 2016 receivables of $365,000 for $278,930. The Company did not reduce its loss reserves for the agreements between the insured and AICC.

On October 27, 2009 AIG Funding, Inc. (AIGF) entered into an assignment and assumption agreement with AICC whereby AIGF assumed the remaining outstanding receivables from AICC, at net book value, as a partial payment against outstanding intercompany loan principal balances owed to AIGF by AICC. The amount, at net book value, was $225,962.

Refer to Notes 3, 4, 6, 7, 8, 9, 10 and 13 for other disclosures on transactions with related parties.

G.   EVENTS OCCURRING AT THE AIG LEVEL

In September 2008, liquidity issues resulted in AIG seeking and receiving governmental support through a credit facility from the Federal Reserve Bank of New York (the FRBNY, and such credit facility, the FRBNY Credit Facility) and funding from the United States Department of the Treasury (Department of the Treasury) through the Troubled

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                (000'S OMITTED)

--------------------------------------------------------------------------------


Asset Relief Program (TARP).

On January 14, 2011, AIG was recapitalized (the Recapitalization) and the FRBNY Credit Facility was repaid and terminated through a series of transactions that resulted in the Department of the Treasury becoming AIG's majority shareholder with ownership of approximately 92 percent of outstanding AIG Common Stock at that time. AIG understands that, subject to market conditions, the Department of the Treasury intends to dispose of its ownership interest over time, and AIG has granted certain registration rights to the Department of the Treasury to facilitate such sales.

On May 27, 2011, AIG and the Department of the Treasury, as the selling shareholder, completed a registered public offering of AIG Common Stock. AIG issued and sold 100 million shares of AIG Common Stock for aggregate net proceeds of approximately $2.9 billion and the Department of the Treasury sold 200 million shares of AIG Common Stock. AIG did not receive any of the proceeds from the sale of the shares of AIG Common Stock by the Department of the Treasury. As a result of the sale of AIG Common Stock in this offering, the Series G Cumulative Mandatory Convertible Preferred Stock, par value $5.00 per share (the Series G Preferred Stock) was cancelled and the ownership of the outstanding AIG Common Stock by the Department of the Treasury was reduced from approximately 92 percent to approximately 77 percent after the completion of the offering.

NOTE 6 - REINSURANCE

In the ordinary course of business, the Company reinsures certain risks with affiliates and other companies. Such arrangements serve to limit the Company's maximum loss on catastrophes, large and unusually hazardous risks. To the extent that any reinsuring company might be unable to meet its obligations, the Company would be liable for its respective participation in such defaulted amounts. The Company purchased catastrophe excess of loss reinsurance covers protecting its net exposures from an excessive loss arising from property insurance losses and excessive losses in the event of a catastrophe under workers' compensation contracts issued without limit of loss.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                (000'S OMITTED)

--------------------------------------------------------------------------------


During 2011, 2010 and 2009, the Company's net premiums written and net premiums earned were comprised of the following:

FOR THE YEARS ENDED DECEMBER 31,               2011                         2010                         2009
-------------------------------------------------------------------------------------------------------------------
                                       WRITTEN       EARNED      WRITTEN       EARNED       WRITTEN      EARNED
-------------------------------------------------------------- ------------------------- --------------------------
Direct premiums                      $  1,327,507  $ 1,425,212 $  1,471,932  $ 1,494,653 $   2,181,231 $  2,429,839

Reinsurance premiums assumed:

 Affiliates                             6,868,230    7,283,623    6,775,226    7,113,494     7,553,633    8,250,685

 Non-affiliates                           102,880       74,710       64,497       37,427        51,887       46,888
-------------------------------------------------------------- ------------------------- --------------------------
    GROSS PREMIUMS                      8,298,617    8,783,545    8,311,655    8,645,574     9,786,751   10,727,412
-------------------------------------------------------------- ------------------------- --------------------------
Reinsurance premiums ceded:

 Affiliates                             1,403,977    1,497,360    1,574,099    1,537,046     2,624,677    3,172,378

 Non-affiliates                         1,585,708    1,604,027    1,542,184    1,459,764     1,099,681    1,200,489
-------------------------------------------------------------- ------------------------- --------------------------
    NET PREMIUMS                     $  5,308,932  $ 5,682,158 $  5,195,372  $ 5,648,764 $   6,062,393 $  6,354,545
============================================================== ========================= ==========================

The maximum amount of return commissions which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2011 and 2010 with the return of the unearned premium reserve is as follows:



                                         ASSUMED REINSURANCE       CEDED REINSURANCE                 NET
-------------------------------------------------------------- ------------------------- --------------------------
                                       UNEARNED                  UNEARNED                  UNEARNED
                                       PREMIUM      COMMISSION   PREMIUM     COMMISSION     PREMIUM     COMMISSION
                                       RESERVES      EQUITY      RESERVES      EQUITY      RESERVES       EQUITY
-------------------------------------------------------------- ------------------------- --------------------------
DECEMBER 31, 2011

 Affiliates                          $  3,342,813  $   394,470 $    830,856  $   138,051 $   2,511,957 $   256,419

 Non-affiliates                            65,890        7,775      444,215       73,807      (378,325)     (66,032)
-------------------------------------------------------------- ------------------------- --------------------------
 TOTAL                               $  3,408,703  $   402,245 $  1,275,071  $   211,858 $   2,133,632   $  190,387
============================================================== ========================= ==========================

DECEMBER 31, 2010

 Affiliates                          $  3,758,923  $   421,024 $    924,159  $   129,587 $   2,834,764 $    291,437

 Non-affiliates                            37,720        4,225      462,613       64,868      (424,893)     (60,643)
-------------------------------------------------------------- ------------------------- --------------------------
 TOTAL                               $  3,796,643  $   425,249 $  1,386,772  $   194,455 $   2,409,871 $  230,794
============================================================== ========================= ==========================

                                       53

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


As of December 31, 2011 and 2010 and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

-----------------------------------------------------------------
                           UNEARNED  PAID LOSSES   RESERVES FOR
                            PREMIUM      AND        LOSSES AND
                           RESERVES      LAE          LAE
-----------------------------------------------------------------
December 31, 2011

 Affiliates             $   830,856  $  124,663   $  10,409,887
 Non-affiliates             444,215     272,636       2,977,082
-----------------------------------------------------------------
 TOTAL                  $ 1,275,071  $  397,299   $  13,386,969
=================================================================
December 31, 2010
 Affiliates             $   924,159  $  131,717   $  10,701,691
 Non-affiliates             462,613     301,588       3,194,427
-----------------------------------------------------------------
 TOTAL                  $ 1,386,772  $  433,305   $  13,896,118
=================================================================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


The Company's unsecured reinsurance recoverables as of December 31, 2011 in excess of 3.0 percent of its capital and surplus is set forth in the table below:

------------------------------------------------------------------------
                                                   NAIC CO.
REINSURER                                           CODE        2011
------------------------------------------------------------------------
Affiliates:
 Chartis U.S., Inc. Admitted Pool                     -     $ 8,527,665
 Eaglestone Reinsurance Company                     10651       722,458
 Chartis Overseas Ltd.                                -         548,081
 AIU Insurance Company                              19399       142,755
 American International Reinsurance Co. Ltd           -          53,151
 Lexington Insurance Company                        19437        28,535
 United Guaranty Insurance Company                  11715        23,187
 Chartis Europe S.A.                                  -           6,375
 Chartis Insurance UK Ltd                             -           5,725
 Chartis Specialty Insurance Company                26883         4,901
 Landmark Insurance Company                         35637         2,696
 US Life Ins Co of NY (F/ Amer Int Life Ass NY)     70106         2,434
 Chartis Insurance Company Of Canada                  -           1,750
 Chartis Select Insurance Company                   10932         1,718
 Other affiliates below $1.0 million                  -           4,469
------------------------------------------------------------------------
  TOTAL AFFILIATES                                           10,075,900
------------------------------------------------------------------------

Non-Affiliates:
 Swiss Re Group                                       -         232,415
 Lloyds Syndicates                                    -         223,289
 Transatlantic Group                                  -         216,955
 Munich Re Group                                      -         174,362
------------------------------------------------------------------------
  TOTAL  NON-AFFILIATES                                         847,021
------------------------------------------------------------------------
 Total affiliates and non-affiliates                        $ 10,922,921
========================================================================

During 2011, 2010 and 2009, the Company reported in its Statements of Operations statutory losses of $2,152, $135,317 and $10,863, respectively, as a result of commutations with the following reinsurers. The 2011 loss was comprised of losses incurred of $2,146 and premiums earned of $(6); the 2010 loss was comprised of losses incurred of $135,412, commissions incurred of $(98) and premiums earned of $(3); the 2009 losses were from losses incurred.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------
COMPANY                                    2011        2010       2009
--------------------------------------------------------------------------

Argonaut Midwest Insurance Company        $   1,882  $       -   $     -
American International Reinsurance
Company, Ltd. (a)                                -      131,629    10,284
Continental Casualty Company                     -        1,270        -
Reliastar Life Insurance Company                 -        1,296        -
Other reinsurers below $1 million               270       1,122       579
--------------------------------------------------------------------------
TOTAL                                     $   2,152  $  135,317  $ 10,863
==========================================================================

(a) Effective April 1, 2010, National Union commuted a multi-year reinsurance agreement with AIRCO. The commutation resulted in the members of the Admitted Pool recapturing loss and LAE reserves of $2,576,715 in exchange for consideration of $2,211,079, resulting in a loss of $365,636, which was pooled in accordance with the Admitted Pooling Agreement. The commutation was approved by the NY DFS and Pennsylvania Insurance Department. The Company recorded its share of these transactions based upon its stated pool percentage as follows:

                                       COMPANY'S POOLED
                           TOTAL          ALLOCATION
                         -----------   -----------------
Liabilities:
 Outstanding losses      $ 2,576,715   $        927,617
                         ============  =================
P&L:
 Paid losses                 365,636            131,629
                         ============  =================
 Net cash                $ 2,211,079   $        795,988
                         ============  =================


As of December 31, 2011 and 2010, the Company had reinsurance recoverables on paid losses in dispute of $102,721 and $115,859, respectively.

During 2011, 2010 and 2009, the Company recovered/(wrote off) reinsurance recoverable balances of $14,092, $(1,224) and $8,952, respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


As described in Note 5, the Company is party to an inter-company pooling agreement. In the ordinary course of business, the Company also assumes business, primarily from affiliated entities. As of December 31, 2011 and 2010, the Company's premium receivable and losses payable on assumed business are as follows:

-------------------------------------------------------------------------------
                   2011                    AFFILIATE   NON-AFFILIATE   TOTAL
-------------------------------------------------------------------------------
Premiums in course of collection           $ 165,233   $ 36,933      $ 202,166

Reinsurance payable on paid loss
and loss adjustment expenses                  71,426     11,807         83,233

-------------------------------------------------------------------------------
                   2010                    AFFILIATE  NON-AFFILIATE   TOTAL
-------------------------------------------------------------------------------
Premiums in course of collection
                                           $ 146,906   $ 11,982      $ 158,888
Reinsurance payable on paid loss
and loss adjustment expenses                 150,327      4,755        155,082

The primary components of the affiliated assumed reinsurance balances summarized above, and excluding members of the Admitted Pool, relate to reinsurance agreements with the following:

                                                       2011                          2010
-------------------------------------------------------------------------------------------------------------------

                                          PREMIUMS IN   REINSURANCE PAYABLE     PREMIUMS IN    REINSURANCE PAYABLE
                                           COURSE OF   ON PAID LOSS AND LOSS     IN COURSE   ON PAID LOSS AND LOSS
                                          COLLECTION     ADJUSTMENT EXPENSES     COLLECTION    ADJUSTMENT EXPENSES
-------------------------------------------------------------------------------------------------------------------
Chartis Overseas Ltd.                     $    42,610  $              13,061    $    14,735  $              20,053
Chartis Excess Ltd.                             8,210                     36              -                      -
Lexington Insurance Co.                         7,986                 10,262         16,421                 17,730
Chartis Europe SA                               7,984                  9,237          7,544                 11,977
Chartis Insurance Company of Canada             7,179                  6,348              -                      -
Chartis Insurance UK Ltd.                       6,947                  6,679         11,225                  4,051
CA De Seguros American Intl                     5,270                  1,337              -                      -
La Meridional Compania Argentina
de Seguros S.A.                                 3,757                  1,210              -                      -
Chartis Specialty Insurance. Co.                3,195                  1,321            388                    597
National Union Ins. Co. of Vermont              2,225                  9,024             47                 15,310
Chartis Insurance Company - Puerto Rico         1,473                  1,269         10,632                    310
United Guaranty Residential Ins. Co.              461                (50,400)           245                 20,558
Chartis Australia Insurance Ltd.                    -                  4,945              -                      -
AIU Insurance Co.                              (2,539)                (3,624)        (8,361)                (8,316)

Effective January 1, 2010, Chartis Specialty Insurance Company (Chartis Specialty) commuted its quota share and stop loss reinsurance agreements with National Union. In accordance with the commutation agreement, National Union transferred cash and securities totaling $4,041,671 to Chartis Specialty. This amount was net of a ceding commission

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


of $220,094. The Company recorded its share of these transactions based upon its stated pool percentage and reported the net impact on its financial statements from these transactions as follows:

                                                     COMPANY'S POOLED
                                   TOTAL               ALLOCATION
                                 ------------        -----------------
Liabilities:

 Outstanding losses              $ 3,278,251         $     1,180,170

 Unearned premium reserves           933,787                  336,163

 Other                                49,727                   17,902
                                 ------------        -----------------
                                   4,261,765                1,534,235
                                 ------------        -----------------
P&L:
 Ceding commission                   220,094                   79,234
                                 ------------        -----------------
                                 $ 4,041,671         $       1,455,001
                                 ============        =================

NOTE 7 - DEPOSIT ACCOUNTING ASSETS AND LIABILITIES

Certain of the products offered by the Company include funding components or have been structured in a manner such that little or no insurance risk is transferred. Funds received in connection with these arrangements are recorded as deposit liabilities, rather than premiums and incurred losses. In addition, the Company has entered into several ceded reinsurance arrangements, both treaty and facultative, which were determined to be deposit agreements. Conversely, funds paid in connection with these arrangements are recorded as deposit assets, rather than as ceded premiums and ceded incurred losses.

As of December 31, 2011 and 2010, the Company's deposit assets and liabilities were comprised of the following:

---------------------------------------------------------------------------
                          Deposit    Deposit     Funds Held     Funds Held
                          Assets   Liabilities    Assets      Liabilities
-----------------------------------------------  --------------------------
December 31, 2011:
 Direct                  $      -  $    97,581   $        -   $          -
 Assumed                        -           44            -              -
 Ceded                          3            -            -          4,848

----- -----------------------------------------  --------------------------
 TOTAL                   $      3  $    97,625   $        -   $      4,848
===============================================  ==========================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------
                                         DEPOSIT    DEPOSIT     FUNDS HELD    FUNDS HELD
                                         ASSETS   LIABILITIES     ASSETS     LIABILITIES
--------------------------------------------------------------  -------------------------
December 31, 2010:
 Direct                                $       -  $   100,648   $        -   $         -
 Assumed                                       -       89,243       88,515             -
 Ceded                                       686            -            -           990
--------------------------------------------------------------  -------------------------
 TOTAL                                 $     686  $   189,891   $   88,515   $       990
==============================================================  =========================

A reconciliation of the Company's deposit asset and deposit liabilities as of December 31, 2011 and 2010 is set forth in the table below:

                                                 2011                          2010
-----------------------------------------------------------------    ---------------------------
                                         DEPOSIT       DEPOSIT        DEPOSIT        DEPOSIT
                                         ASSETS      LIABILITIES       ASSETS       LIABILITIES
-----------------------------------------------------------------    ---------------------------
Balance at January 1                   $      686    $   189,891     $    1,595    $    178,479
 Deposit activity, including loss
 recoveries                                  (683)       (90,764)        (1,622)          8,358
 Interest income or expense, net of
 amortization of margin                        -          (1,502)           713           3,054
 Non-admitted asset portion                    -              -              -              -
-----------------------------------------------------------------    ---------------------------
BALANCE AS OF DECEMBER 31              $        3    $    97,625     $      686    $   189,891
=================================================================    ===========================

                                                 2011                          2010
-----------------------------------------------------------------    ---------------------------
                                       FUNDS HELD     FUNDS HELD     FUNDS HELD     FUNDS HELD
                                         ASSETS      LIABILITIES        ASSETS     LIABILITIES
-----------------------------------------------------------------    ---------------------------
Balance at January 1                   $   88,515    $       990     $   88,515    $         -
 Contributions                                 -           4,753             -              990
 Withdrawals                              (88,515)          (895)            -               -
 Interest                                      -              -              -               -
-----------------------------------------------------------------    ---------------------------
BALANCE AS OF DECEMBER 31              $       -     $     4,848     $   88,515    $        990
=================================================================    ===========================

In 2011, the Company determined, based on settlement of related litigation, that an assumed reinsurance deposit transaction had terminated, and the Company eliminated assumed deposit liabilities of $90,000 and related funds held assets of $88,200.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


NOTE 8 - FEDERAL INCOME TAXES

The Company files a consolidated U.S. federal income tax return with the Ultimate Parent, AIG. AIG's domestic subsidiaries can be found on Schedule Y of the Company's annual statement.

The Company is allocated U.S. federal income taxes based upon an accounting policy that was amended, effective January 1, 2010. This accounting policy provides that the Company shall reflect in its financial statements the tax liability that would have been paid by the Company if it had filed a separate federal income tax return except that Chartis, Inc. assumes the current liability (and future risks and rewards of the tax position taken) associated with the Company's unrecognized tax benefits by means of a deemed capital contribution transaction. Unrecognized tax benefits is defined as any liability recorded in accordance with Financial Accounting Standards Board Interpretation No. 48 -- Accounting for Uncertainty in Income Taxes (FIN 48) which would include any tax liability recorded as the result of an agreed upon adjustment with the tax authorities, except ones arising as a result of errors or omissions.

While the accounting policy described above governs the current and deferred tax recorded to the income tax provision, the amount of cash that will be paid or received for U.S. federal income taxes is governed by an intercompany tax settlement arrangement entered into with Chartis, Inc. The terms of this intercompany cash settlement arrangement are based on principles consistent with the accounting policy for allocating income tax expense or benefit to the Company above, except that:

     - Any tax realized by the Company from the creation of a deferred inter-company gain (as determined under Treasury Regulation Section 1.1502-13) in which no consideration was received will be paid by the Subgroup Parent.

     - To the extent that (1) tax attributes are created outside of the normal course of business, (2) that cash benefit is received by Chartis, Inc. under its separate tax allocation agreement with Parent in advance of when the attributes are actually utilized in the AIG consolidated U.S. federal tax return, and (3) these identified tax attributes expire unused in the AIG consolidated tax return, Chartis, Inc. shall reimburse Parent for this amount and apportion such amount to the Company to the appropriate extent. The Company shall make any required reimbursements within 30 days after Chartis, Inc. receives notice from Parent. Consistent SSAP 10R principles and the Company's tax accounting policy for allocating taxes, any payment made under this provision would be accounted for as a distribution. At December 31, 2011, the Company has not generated any attributes outside of the normal course of business that could cause this provision of the agreement to become applicable.

     - In accordance with N.Y. Department of Insurance Circular Letter 1979-33, Subgroup Parent or Parent shall establish and maintain an escrow account for amounts where the Company's separate return liability exceeds the consolidated tax liability of the Parent group.

The Company had a prior tax sharing agreement in place during the 2008 and 2009 years with Chartis, Inc. The key differences between the 2008/2009 tax sharing agreement and the 2010 tax sharing agreement are: (i) the Company had to pay its separate federal income tax liability without taking into account tax credits, whereas they may take into account tax credits under the 2010 tax sharing agreement; (ii) the Company did not have to pay for any tax arising from

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


gains from Qualifying Transactions (which were defined as deferred intercompany gains as defined in Treas. Reg. Section 1502-13 from the sale of stock or substantially all the assets of an operating subsidiary), whereas the 2010 agreement only exempts for deferred intercompany transactions for which no consideration was received; (iii) the Company did not have to pay any tax arising from Asset Sales (which were defined in the FRBNY credit facility between AIG and the Federal Reserve), so long as the net proceeds were remitted to AIG, whereas the 2010 agreement deletes references to Asset Sales since AIG repaid its obligations to FRBNY under the credit facility and (iv) the Company was paid for the use by the Subgroup of the Company's excess attributes that were utilized by the Subgroup, but under the 2010 agreement, the Company must be able to utilize the asset on its own separate company liability basis.

The federal income tax recoverable/payable in the accompanying statement of admitted assets, liabilities, capital and surplus are due to/from Chartis, Inc. The statutory U.S. federal income tax rate is 35 percent at December 31, 2011.

The   components   of  the   Company's   net  deferred  tax   assets/liabilities
("DTA"/"DTL") as of December 31, 2011 and 2010 are as follows:

                                                    DECEMBER 31, 2011                         DECEMBER 31, 2010
                                        ----------------------------------------  ---------------------------------------
 DESCRIPTION                               ORDINARY      CAPITAL        TOTAL       ORDINARY      CAPITAL        TOTAL
--------------------------------------  ----------------------------------------  ---------------------------------------

 Gross deferred tax assets               $  1,632,616  $   122,640  $  1,755,256  $  1,501,814  $   265,330  $  1,767,144
 Less statutory valuation allowance                 -            -             -       633,968      131,367       765,335
                                        ----------------------------------------  ---------------------------------------
 Adjusted gross deferred tax assets         1,632,616      122,640     1,755,256       867,846      133,963     1,001,809
 Gross deferred tax liabilities               (58,661)    (176,253)     (234,914)      (67,312)    (133,963)     (201,275)
                                        ----------------------------------------  ---------------------------------------
 Net deferred tax asset/(liabilities)       1,573,955      (53,613)    1,520,342       800,534            -       800,534
 Deferred tax assets non-admitted            (828,450)           -      (828,450)      (17,769)           -       (17,769)
                                        ----------------------------------------  ---------------------------------------
 Net admitted deferred tax assets        $    745,505  $   (53,613) $    691,892  $    782,765  $         -  $    782,765
                                        ========================================  =======================================

                                                        CHANGE
                                        ----------------------------------------
 DESCRIPTION                               ORDINARY      CAPITAL        TOTAL
--------------------------------------  ----------------------------------------

 Gross deferred tax assets               $    130,802  $  (142,690) $    (11,888)
 Less statutory valuation allowance          (633,968)    (131,367)     (765,335)
                                        ----------------------------------------
 Adjusted gross deferred tax assets           764,770      (11,323)      753,447
 Gross deferred tax liabilities                 8,651      (42,290)     (33,639)
                                        ----------------------------------------
 Net deferred tax asset/(liabilities)         773,421      (53,613)      719,808
 Deferred tax assets non-admitted            (810,681)           -      (810,681)
                                        ----------------------------------------
 Net admitted deferred tax assets        $    (37,260)   $ (53,613) $    (90,873)


The Company has elected to admit DTAs pursuant to paragraph 10.e. It recorded an increase in admitted DTAs as the result of its election to employ the provision of Paragraph 10.e. as follows:

                                                                              DECEMBER 31, 2011              DECEMBER 31, 2010
                                                                      ------------------------------ -------------------------------
  DESCRIPTION                                                           ORDINARY  CAPITAL    TOTAL    ORDINARY  CAPITAL    TOTAL
--------------------------------------------------------------------- ------------------------------ -------------------------------

  Increase in DTA from carried back losses that reverse in subsequent
 three calendar years that are carried back to recoup taxes            $       -  $     -  $       -  $       -  $     -  $       -
  Increase in DTA from the lesser of adjusted gross DTAs realizable
 within 36 months or 15% of statutory surplus                            450,661        -    450,661    260,922        -    260,922
  Increase in DTA from adjusted gross DTAs that can be offset against
 DTLs                                                                          -        -          -          -        -          -
                                                                      ------------------------------ -------------------------------
  Total Increase in DTA admitted pursuant to Paragraph 10.e            $ 450,661  $     -  $ 450,661  $ 260,922  $     -  $ 260,922
                                                                      ============================== ===============================
                                                                                   CHANGE
                                                                       ------------------------------
  DESCRIPTION                                                           ORDINARY   CAPITAL   TOTAL
---------------------------------------------------------------------  ------------------------------

  Increase in DTA from carried back losses that reverse in subsequent
 three calendar years that are carried back to recoup taxes             $       -  $     - $       -
  Increase in DTA from the lesser of adjusted gross DTAs realizable
 within 36 months or 15% of statutory surplus                             189,739        -   189,739
  Increase in DTA from adjusted gross DTAs that can be offset against
 DTLs                                                                           -        -         -
                                                                       ------------------------------
  Total Increase in DTA admitted pursuant to Paragraph 10.e             $ 189,739  $     - $ 189,739
                                                                       ==============================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


The amount of admitted deferred tax assets, admitted assets, statutory surplus and total adjusted capital in the risk-based capital calculation resulting from the use of paragraph 10.a., 10.b., 10.c., 10.e. are as follows:

                                                                       DECEMBER 31, 2011                     DECEMBER 31, 2010
                                                            ----------------------------------- ------------------------------------
    DESCRIPTION                                              ORDINARY     CAPITAL      TOTAL     ORDINARY     CAPITAL       TOTAL
    ------------------------------------------------------  ----------------------------------- ------------------------------------

    Carried back losses that reverse in subsequent
      calendar year                                          $       -  $        -  $        -   $        -  $         - $        -
    The lesser of adjusted gross DTAs realizable
      within 12 months or 10% of statutory surplus             241,231           -     241,231      521,844            -    521,844
                                                            ----------------------------------- ------------------------------------
    Adjusted gross DTAs that can be offset against DTLs        112,273     122,641     234,914       67,312      133,963    201,275
                                                            ----------------------------------- ------------------------------------
    Total DTA admitted pursuant to Paragraphs 10.a, 10.b
      and 10.c                                                 353,504     122,641     476,145      589,156      133,963    723,119
                                                            ----------------------------------- ------------------------------------

 Admission Calculation Components
 SSAP 10R, Paragraph 10.e

    Carried back losses that reverse in subsequent
      three calendar years                                           -           -           -            -            -          -
    The lesser of adjusted gross DTAs realizable
      within 36 months or 15% of statutory surplus             450,661           -     450,661      260,922            -    260,922
                                                            ----------------------------------- ------------------------------------
    Adjusted gross DTAs that can be offset against DTLs              -           -           -            -            -          -
                                                            ----------------------------------- ------------------------------------
    Additional DTA admitted pursuant to Paragraph 10.e         450,661           -     450,661      260,922            -    260,922
                                                            ----------------------------------- ------------------------------------

    Total DTA Admitted Under SSAP 10R                          804,165     122,641     926,806      850,077      133,963    984,040
    Total DTL                                                  (58,661)   (176,253)   (234,914)     (67,312)    (133,963)  (201,275)
                                                            ----------------------------------- ------------------------------------

    Net Admitted DTA                                         $ 745,504  $  (53,612) $  691,892   $  782,765  $         - $  782,765
                                                            =================================== ====================================

 Used in SSAP 10R, Par. 10 d

    Total adjusted capital                                           -           -   5,282,793            -            -  6,376,918
                                                                                   ------------                          -----------
    Authorized control level                                         -           -   1,237,484            -            -  1,524,545
                                                                                   ------------                          -----------

                                                                          CHANGE
                                                            ------------------------------------
     DESCRIPTION                                              ORDINARY    CAPITAL     TOTAL
    ------------------------------------------------------  ------------------------------------

    Carried back losses that reverse in subsequent
      calendar year                                          $       -  $        -  $         -
    The lesser of adjusted gross DTAs realizable
      within 12 months or 10% of statutory surplus            (280,613)          -     (280,613)
                                                            ------------------------------------
    Adjusted gross DTAs that can be offset against DTLs         44,961     (11,322)      33,639
                                                            ------------------------------------
    Total DTA admitted pursuant to Paragraphs 10.a, 10.b
      and 10.c                                                (235,652)    (11,322)    (246,974)
                                                            ------------------------------------

 Admission Calculation Components
 SSAP 10R, Paragraph 10.e

    Carried back losses that reverse in subsequent
      three calendar years                                           -           -            -
    The lesser of adjusted gross DTAs realizable
      within 36 months or 15% of statutory surplus             189,739           -      189,739
                                                            ------------------------------------
    Adjusted gross DTAs that can be offset against DTLs              -           -            -
                                                            ------------------------------------
    Additional DTA admitted pursuant to Paragraph 10.e         189,739           -      189,739
                                                            ------------------------------------

    Total DTA Admitted Under SSAP 10R                          (45,912)    (11,322)     (57,234)
    Total DTL                                                    8,651     (42,290)     (33,639)
                                                            ------------------------------------

    Net Admitted DTA                                         $ (37,261) $  (53,612) $   (90,873)
                                                            ====================================

 Used in SSAP 10R, Par. 10 d

    Total adjusted capital                                           -           -  (1,094,125)
                                                                                   -------------
    Authorized control level                                         -           -    (287,061)
                                                                                   -------------

The following table provides the Company's assets, capital and surplus, and Risk Based Capital information with the DTA calculated under SSAP 10R paragraphs 10.a. to 10.c. and the additional DTA determined under SSAP 10R paragraph 10.e.:

                                                          DECEMBER 31, 2011                     DECEMBER 31, 2010
                                                   ------------------------------------ ----------------------------------
        DESCRIPTION                                  ORDINARY   CAPITAL       TOTAL      ORDINARY   CAPITAL        TOTAL
       ------------------------------------------- ------------------------------------ ------------- --------- ----------

 SSAP 10R, Paragraphs 10.a, 10.b, and 10.c

        Admitted deferred tax assets                $ 294,843  $ (53,612) $    241,231   $ 521,844  $     -  $    521,844
        Admitted assets                                     -          -    23,449,611           -        -    26,155,673
        Adjusted statutory surplus                          -          -     5,216,642           -        -     6,412,177
        Total adjusted capital from DTA                     -          -     5,216,642           -        -     6,412,177

 Increased amounts due to SSAP 10R, Paragraph 10.e

        Admitted deferred tax assets                  745,504    (53,612)      691,892     782,765        -       782,765
        Admitted assets                                     -          -    23,900,272           -        -    26,416,595
        Statutory surplus                                   -          -  $  5,667,303           -        -  $  6,673,099

                                                                  CHANGE
                                                   ------------------------------------
        DESCRIPTION                                  ORDINARY   CAPITAL       TOTAL
       ------------------------------------------- ------------------------------------
 SSAP 10R, Paragraphs 10.a, 10.b, and 10.c

        Admitted deferred tax assets                $(227,001) $ (53,612) $   (280,613)
        Admitted assets                                     -          -    (2,706,062)
        Adjusted statutory surplus                          -          -    (1,195,535)
        Total adjusted capital from DTA                     -          -    (1,195,535)

 Increased amounts due to SSAP 10R, Paragraph 10.e

        Admitted deferred tax assets                  (37,261)   (53,612)      (90,873)
        Admitted assets                                     -          -    (2,516,323)
        Statutory surplus                                   -          -  $ (1,005,796)

The Company has employed tax planning strategies in determining the amount of adjusted gross and net admitted deferred tax assets. Tax planning strategies increased ordinary adjusted gross DTAs by $1,312,815 and net admitted DTAs by $64,523. Tax planning strategies had no impact upon capital adjusted gross DTAs and net admitted capital DTAs, all of which were non-admitted.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


During 2011, 2010 and 2009, the Company's current income tax expense/(benefit) was comprised of the following:

 For the years ended December 31,                 2011         2010         2009
------------------------------------------------------------------------------------

  Federal income tax                           $  (95,734) $  (142,812) $  (215,953)
  Foreign income tax                               (8,461)      (5,462)      37,836
                                              --------------------------------------
        Subtotal                                 (104,195)    (148,274)    (178,117)
  Federal income tax on net capital gains           90,032     169,323       57,389
  Other - including return to provision                -         6,354       55,810
                                              --------------------------------------
  Federal and foreign income taxes incurred    $  (14,163) $    27,403  $   (64,918)
                                              =====================================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


The composition of the Company's net deferred tax assets as of December 31, 2011 and 2010, along with the changes in deferred income taxes for 2011, is set forth in the table below:

Deferred tax assets:

     Ordinary                                                   2011           2010         CHANGE
                                                            -----------------------------------------

            Loss reserve discount                            $   416,180   $   488,039   $   (71,859)
            Non-admitted assets                                  126,696       146,586       (19,890)
            Unearned premium reserve                             200,003       224,940       (24,937)
            Goodwill & deferred revenue                           29,941        29,941             -
            Bad debt expense                                      74,123        88,502       (14,379)
            Net operating loss carryforward                      461,242       376,835        84,407
            Foreign tax credits                                   69,946        99,895       (29,949)
            Deferred tax of foreign entities                      43,675        38,621         5,054
            Investments                                          118,681          -          118,681
            Deferred loss on branch conversion                     9,555          -            9,555
            Intangibles                                           22,280          -           22,280
            Other temporary difference                            60,293         8,455        51,838
                                                            -----------------------------------------
                                                 Subtotal      1,632,615     1,501,814       130,801

      Statutory valuation allowance adjustment                       -        (633,968)      633,968
      Non-admitted                                              (828,450)      (17,769)     (810,681)
                                                            -----------------------------------------

      Admitted ordinary deferred tax assets                      804,165       850,077       (45,912)
                                                            -----------------------------------------

      Capital


            Investments writedown                                110,936       149,630       (38,694)
            Unrealized capital losses                             11,335        87,003       (75,668)
            Deferred intercompany loss                                 -        28,697       (28,697)
            Other temporary difference                               370             -           370
                                                            ------------- ------------- ---------------
                                                 Subtotal        122,641       265,330      (142,689)

      Statutory valuation allowance adjustment                         -      (131,367)      131,367
      Non-admitted                                                     -             -             -
                                                            -----------------------------------------

      Admitted capital deferred tax assets                       122,641       133,963       (11,322)
                                                            -----------------------------------------

                                                            -----------------------------------------
      TOTAL ADMITTED DEFERRED TAX ASSETS                     $   926,806   $   984,040   $   (57,234)
                                                            =========================================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


Deferred tax liabilities:

     Ordinary                                                                           2011          2010        CHANGE
                                                                                   ----------------------------------------

            Investments                                                             $   (46,868)  $   (17,160)  $  (29,708)
            Other (including items <5% of total ordinary tax liabilities)               (11,793)      (50,152)      38,359
                                                                                   ----------------------------------------
                                                                        Subtotal        (58,661)      (67,312)       8,651


     Capital

            Investments                                                                 (19,064)            -      (19,064)
            Unrealized capital gains                                                   (157,189)     (133,963)     (23,226)
                                                                                   ----------------------------------------
                                                                        Subtotal       (176,253)     (133,963)     (42,290)

                                                                                   ----------------------------------------
 TOTAL DEFERRED TAX LIABILITIES                                                     $  (234,914)  $  (201,275)  $  (33,639)
                                                                                   ----------------------------------------


 NET ADMITTED DEFERRED TAX ASSETS/(LIABILITIES):                                    $   691,892   $   782,765   $  (90,873)
                                                                                   ========================================

The change in net deferred tax assets is comprised of the following: (this analysis is exclusive of non-admitted assets as the Change in Non-Admitted Assets is reported separately from the Change in Net Deferred Income Taxes in the surplus section of the Annual Statement):

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------

Description                                                       2011         2010       CHANGE
                                                             --------------------------------------

 Adjusted gross deferred tax assets                           $ 1,755,256  $ 1,001,809  $  753,447
 Total deferred tax liabilities                                  (234,914)    (201,275)    (33,639)
                                                             --------------------------------------
 Net deferred tax assets                                        1,520,342      800,534     719,808
 Deferred tax assets/(liabilities) - SSAP 3                                                     -
 Deferred tax assets/(liabilities) - unrealized                                              3,008
 Deferred tax - noncash settlement through paid-in-capital                                  57,153

                                                                                       ------------
 Total change in deferred tax                                                              659,647
                                                                                       ============

 Change in deferred tax - current year                                                     643,845
 Change in deferred tax - current year - other surplus items                                15,802
                                                                                       ------------
 Change in deferred tax - current year - total                                             659,647
                                                                                       ============

                                                                CURRENT      DEFERRED      TOTAL
                                                             --------------------------------------
 SSAP 3 impact:
       SSAP 3 - general items                                     (20,102)      90,565      70,463
       SSAP 3 - unrealized gain/loss                                   -      (101,902)   (101,902)
                                                             --------------------------------------
       Total SSAP 3                                               (20,102)     (11,337)    (31,439)
       SSAP 3 - statutory valuation allowance                          -        11,337      11,337
                                                             --------------------------------------
       SSAP 3 - adjusted tax assets and liabilities               (20,102)          -     (20,102)
       SSAP 3 - non-admitted impact                                22,382           -       22,382
                                                             --------------------------------------
 Total SSAP 3 impact                                          $     2,280           -   $    2,280
                                                             ======================================

STATUTORY VALUATION ALLOWANCE

Under SSAP 10R, statutory gross deferred tax assets must be reduced to the extent it is determined that valuation allowance would be required under U.S. GAAP valuation allowance principles pursuant to Accounting Standard Codification
(ASC) 740, Income Taxes. Significant judgment is required in determining the provision for income taxes and, in particular, in the assessment of whether and in what magnitude a valuation allowance should be recorded. At December 31, 2011, the Company recorded gross deferred tax assets before valuation allowance of tax assets of $1,755,256. Management believes that it is more likely than not that these assets will be realized in the forseeable future therefore the Company has not recorded a valuation allowance against its deferred tax asset. This assessment is based on the Company's expectation based on a "more likely than not" standard in measuring its ability to realize its gross deferred tax assets reported on the Company's statement of admitted assets at December 31, 2011.

When making its assessment about the realization of its deferred tax assets at December 31, 2011, the Company considered all available evidence, as required by income tax accounting guidance, including:

     -    the  nature,   frequency,  and  severity  of  current  and  cumulative
          financial reporting losses;

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


     - transactions completed and transactions expected to be completed in the near future;

     - the carryforward periods for the net operating and capital loss and foreign tax credit carryforward;

     - the application of the amended tax sharing agreement between the tax Sub Group and the Ultimate Parent; and

     - tax planning strategies that would be implemented, if necessary, to protect against the loss of the deferred tax assets.

Despite the existence of cumulative losses in recent years, including losses related to adverse development in 2009, 2010 and 2011, the Company has been able to implement tax planning strategies to protect against the loss of deferred tax assets, and the Company has concluded that it is more likely than not that its net deferred tax assets will be realized at December 31, 2011.

In concluding that a portion of the statutory gross deferred tax assets are realizable under the U.S. GAAP valuation allowance model, the Company considered both the positive and negative evidence regarding its ability to generate sufficient taxable income to realize the reported adjusted deferred tax assets.

Negative evidence included (i) the existence of cumulative losses in recent years, including losses related to adverse development in 2009 and 2010 of $1,006,000 and $1,506,600, respectively; (ii) the risk that the Company will not be able to execute upon on all of its strategies and actions in the anticipated timeframe; (iii) that Chartis is unable to continue generating profits from the foreign insurance business which the Company has asserted that it can reinsure into the Company; and (iv) that the Company is unable to identify securities earning the investment yields contemplated in the projections and strategies which represented yields ranging from 3.75 percent to 10.8 percent.

Positive evidence included the availability of prudent and feasible tax planning strategies and AIG's, Chartis' and the Company's ability to execute on tax planning strategies and/or actions, if required, that would allow the Company to generate taxable income in order to realize the statutory gross deferred tax assets. These tax planning strategies included: (i) converting tax-exempt investment income to taxable investment income through both the municipal bond borrowing program or through the sale of additional tax-exempt securities to third parties and affiliates and reinvestment of the proceeds in taxable securities; and (ii) investing available resources into higher yielding assets.

It is important to note, estimates of future taxable income generated from specific transactions and tax planning strategies could change in the near term, perhaps materially, which may require the Company to adjust its assessment of the need for a valuation allowance. Such adjustments could be material to the Company's financial condition or its results of operations for an individual reporting period.

STATUTORY ADMISSIBILITY

Once the $1,755,256 of adjusted gross deferred tax asset was quantified, this value was assessed for statutory admissibility using SSAP 10R's three part test. The first test allows for the admissibility of adjusted gross deferred tax assets that are expected to reverse in the next three years and could be used to recover taxes paid in prior years. Based upon the Company's tax sharing agreements discussed at Note 8, no carryback potential exists and thus no adjusted gross deferred tax asset can be admitted under this first test. The second test allows for an adjusted gross deferred tax asset to be admitted based upon the lesser of 15 percent of adjusted statutory surplus of the most recently filed

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


statement and the adjusted gross deferred tax assets expected to reverse within the next three years and that it is expected to be realized (i.e., provide incremental cash tax savings). Under this test, the Company is required to project future taxable income. If operating results differ from those expected in the Company's projections, the amount of the adjusted gross deferred tax asset admitted could materially change. The Company's projections used in determining the admissibility of adjusted gross deferred tax assets included the consideration of the tax planning actions and strategies discussed above and carry similar risks, including the possibility of continuing adverse development in the prior year loss reserves. Finally, the adjusted gross deferred tax assets not admitted under the first two tests can be admitted to the extent there are existing deferred tax liabilities allowable under the relevant tax law. As a result of these tests for statutory admissibility, $691,892 of adjusted gross deferred tax assets were admitted as of December 31, 2011.

The Company does not have any unrecorded deferred tax liabilities.

The Company's income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate of 35 percent to income before income taxes as follows:

                                                       2011                    2010                     2009
                                               ---------------------  ------------------------  ------------------------
 Description                                     AMOUNT   TAX EFFECT    AMOUNT    TAX EFFECT     AMOUNT      TAX EFFECT
---------------------------------------------  ---------------------  ------------------------  ------------------------
 Net income before federal income taxes and
 capital gains taxes                           $ 480,413  $ 168,145   $ (749,113) $  (262,190) $  184,874  $     64,706
 Book to tax adjustments:
   Tax exempt income                            (304,201)  (106,470)    (420,450)    (147,157)   (456,093)     (159,633)
   Intercompany dividends                         (6,294)    (2,203)           -            -     (94,815)      (33,185)
   Dividend received deduction                      (451)      (158)      (8,767)      (3,069)    (18,128)       (6,345)
   Subpart F income, gross-up & foreign
   tax credits                                    14,771     (3,291)     (36,387)     (13,104)          -             -
   Meals and entertainment                             -          -          567          199         862           302
   Stock options and other compensation           27,409      9,593        4,644        1,625           -             -
   Non-deductible penalties                        1,442        505            -            -           -             -
   Change in non-admitted assets                  84,424     29,549      162,087       56,731    (102,726)      (35,954)
   Change in tax position                              -     (5,702)           -       11,310           -        59,878
   Statutory valuation allowance               (753,998)   (753,998)     765,335      765,335           -             -
   Sale of divested entities                           -          -            -            -     (70,576)      (24,702)
   Return to provision                                 -    (5,690)            -       19,394           -        11,457
   Branch incorporation & conversion (Hong
  Kong/Singapore/Australia)                         (536)      (188)           -            -           -             -
   Non-deductible expenses                        34,253     11,989            -            -           -         1,399
   Other                                            (252)       (89)           -       (5,297)     (4,392)       (2,195)
------------------------------------------------------------------------------------------------------------------------
          Total book to tax adjustments         (903,433)  (826,153)     467,029      685,967    (745,868)     (188,978)
------------------------------------------------------------------------------------------------------------------------
 Total federal taxable income and tax          $(423,020) $(658,008)  $ (282,084) $   423,777  $ (560,994)    $(124,272)
========================================================================================================================

 Federal income tax incurred                               (104,195)                 (141,920)                 (122,307)
 Federal income tax on realized capital gains                90,032                   169,323                    57,389
 Change in deferred tax                                    (659,647)                  396,374                   (59,354)
 Less: Change in deferred tax - other
  surplus items                                              15,802                         -                         -
                                                          ---------               -----------              -------------
 Total tax                                                $(658,008)              $   423,777              $   (124,272)
                                                          =========               ===========              =============

As of December 31, 2011, the Company had $69,946 foreign tax credits carry forwards expiring through the year 2021, and $1,317,835 of net operating loss carry forwards expiring through the year 2031 that are available to offset against future taxable income. The Company has no capital loss carry forwards remaining as of December 31, 2011 and no other unused tax credits available to offset against future taxable income as of December 31, 2011 and 2010.

The Company has an enforceable right to recoup federal income taxes in the event of future net losses which it may

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


incur or to recoup its net losses carried forward as an offset to future net income subject to federal income taxes. Currently, there is no federal income tax incurred available for recoupment in the event of future net operating losses for tax purposes.

As of December 31, 2011, the Company had no deposits under IRC Section 6603.

In 2009, tax liabilities relating to uncertain tax positions and tax return errors and omissions relating to the Company were held by Chartis, Inc., the Subgroup Parent. Pursuant to the amended tax sharing agreement that was effective January 1, 2010, Chartis, Inc. continues to assume the liabilities for uncertain tax positions of the Company; however any change in liability relating to tax return errors and omissions are now reflected as liabilities of the Company at December 31, 2011. As of December 31, 2011, the Company recorded gross liabilities related to tax return errors and omissions in the amount of $17,411.

Listed below are the tax years that remain subject to examination by major tax jurisdictions:

 At December 31, 2011

 MAJOR TAX JURISDICTIONS          OPEN TAX YEARS
--------------------------------------------------
 UNITED STATES                     2000 - 2010


NOTE 9 - PENSION PLANS AND DEFERRED COMPENSATION ARRANGEMENTS

A.   PENSION PLAN


     Employees of AIG, its subsidiaries and certain affiliated companies, including employees in foreign countries, are generally covered under various funded and insured pension plans. Eligibility for participation in the various plans is based on either completion of a specified period of continuous service or date of hire, subject to age limitation.

     The AIG Retirement Plan (the AIG U.S. Plan) is a qualified, non-contributory defined benefit retirement plan which is subject to the provisions of the Employee Retirement Income Security Act (ERISA) of 1974. All employees of AIG and most of its subsidiaries and affiliates who are regularly employed in the United States, including certain U.S. citizens employed abroad on a U.S. dollar payroll, and who have attained age 21 and completed twelve months of continuous service are eligible to participate in this plan. An employee with 5 or more years of service is entitled to pension benefits beginning at normal retirement at age 65. Benefits are based upon a percentage of average final compensation multiplied by years of credited service limited to 44 years of credited service. The average final compensation is subject to certain limitations. The employees may elect certain options with respect to their receipt of their pension benefits including a joint and survivor annuity. An employee with 10 or more years of service may retire early from age 55 to 64. An early retirement factor is applied resulting in a reduced benefit. If an employee terminates with less than 5 years of service, such employee forfeits his or her right to receive any accumulated pension benefits.

     The Company is jointly and severally responsible with AIG and other participating companies for funding

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


      obligations for the AIG U.S. Plan, ERISA qualified defined contribution plans and ERISA plans issued by other AIG subsidiaries (the ERISA Plans). If the ERISA Plans do not have adequate funds to pay obligations due participants, the Pension Benefit Guaranty Corporation or Department of Labor could seek payment of such amounts from the members of the AIG ERISA control group, including the Company. Accordingly, the Company is contingently liable for such obligations. The Company believes that the likelihood of payment under any of these plans is remote. Accordingly, the Company has not established any liability for such contingencies.

      Annual funding requirements are determined based on the "traditional unit credit" cost method. The objective under this method is to fund each participant's benefit under the plan as it accrues. Thus, the total pension to which each participant is expected to become entitled at retirement is broken down into units, each associated with a year of past or future credited service.

      Effective April 1, 2012, the AIG U.S. Plan and AIG Excess plans will be converted from final average pay to cash balance formulas comprised of pay credits based on 6 percent of a plan participant's annual compensation (subject to IRS limitations for the qualified plan) and annual interest credits. However, employees satisfying certain age and service requirements remain covered under the final average pay formula in the respective plans.

      The following table sets forth the funded status of the AIG U.S. Plan, valued in accordance with SSAP No. 89, Accounting for Pensions (SSAP 89).

     -----------------------------------------------------------------------
     AS OF DECEMBER 31,                         2011            2010
     -----------------------------------------------------------------------
     Fair value of plan assets              $   3,432,515   $   3,424,553
     Less projected benefit obligation          4,219,931       3,574,840
     -----------------------------------------------------------------------
     Funded status                          $    (787,416)  $    (150,287)
     =======================================================================


      The weighted average assumptions that were used to determine its pension benefit obligations as of December 31, 2011, 2010 and 2009 are set forth in the table below:

     ---------------------------------------------------------------------------------------------------------
     AS OF DECEMBER 31,                                2011                  2010                 2009
     ---------------------------------------------------------------------------------------------------------
      Discount rate                                     4.62%                5.50%                 6.00%
      Rate of compensation increase (average)           4.00%                4.00%                 4.00%
      Measurement date                           December 31, 2011    December 31, 2010     December 31, 2009
      Medical cost trend rate                            N/A                  N/A                   N/A
     ---------------------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------------------

      In 2011 and 2010, AIG allocated defined benefit expenses to the Company and its affiliates. The Company's allocated share of net expense for the AIG U.S. Plan was approximately $7,922 and $11,968 for 2011 and 2010, respectively.

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


     AIG also sponsors several unfunded nonqualified defined benefit plans for certain employees, including key executives, designed to supplement pension benefits provided by AIG's other retirement plans. These include the AIG Excess Retirement Income Plan, which provides a benefit equal to the reduction in benefits payable to certain employees under the AIG U.S. Plan as a result of federal tax limitations on compensation and benefits payable, and the Supplemental Executive Retirement Plan (SERP), which provides additional retirement benefits to designated executives. The results in this footnote do not include the nonqualified plans.

B.   POSTRETIREMENT BENEFIT PLANS

     AIG's U.S. postretirement medical and life insurance benefits are based upon the employee electing immediate retirement and having a minimum of 10 years of service. Retirees and their dependents that were 65 years old by May 1, 1989 participate in the medical plan at no cost. Employees who retired after May 1, 1989 or prior to January 1, 1993 pay the active employee premium if under age 65 and 50 percent of the active employee premium if over age 65. Retiree contributions are subject to adjustment annually. Other cost sharing features of the medical plan include deductibles, coinsurance and Medicare coordination. The maximum life insurance benefit prior to age 70 is $33, with a maximum $25 thereafter.

     Effective January 1, 1993 both plans' provisions were amended: employees who retire after January 1, 1993 are required to pay the actual cost of the medical insurance benefit premium reduced by a credit which is based upon years of service at retirement. The life insurance benefit varies by age at retirement from $5 for retirement at ages 55 through 59 and $10 for retirement at ages 60 through 64 and $15 from retirement at ages 65 and over.

     AIG's U.S. postretirement medical and life insurance benefits obligations, valued in accordance with SSAP No. 14, Postretirement Benefits Other Than Pensions (SSAP 14), as of December 31, 2011 and 2010 were $201,960 and $202,418, respectively. These obligations are not currently funded. The Company's allocated share of other postretirement benefit plan expenses were $589 and $112 for the years ended December 31, 2011 and 2010, respectively.

     Effective April 1, 2012, the Company subsidy for the retiree medical plan will only be provided to employees whose combination of age and credited service is equal to or greater than 65 points, who are at least age 55, and have at least 5 years of credited service as of March 31, 2012. The retiree plan will only provide access to coverage for all other retirees, but the Company subsidy will no longer be available to them.

     As sponsor of the AIG U.S. Plan and other benefit plans, AIG is ultimately responsible for the maintenance of these plans in compliance with law. The Company is not directly liable for obligations under the plan; its direct obligations result from AIG's allocation of its share of expenses from the plans. Such allocation is based on the Company's payroll.

C.   STOCK OPTION AND DEFERRED COMPENSATION PLANS

     Some of the Company's officers and key employees receive share-based compensation pursuant to awards granted under the AIG 2010 Stock Incentive Plan including share-based cash settled awards such as the Stock Salary and TARP RSU Awards and several other legacy AIG-sponsored employee compensation plans, which are linked to AIG common stock. Share-based cash settled awards are recorded as liabilities until the final payout is made or

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


     the award is replaced with a stock-settled award. Unlike stock-settled awards, which have a fixed grant-date fair value (unless the award is subsequently modified), the fair value of unsettled or unvested liability awards are remeasured at the end of each reporting period based on the change in fair value of one share of AIG common stock. Legacy plans for which awards were still outstanding at December 31, 2011 include the AIG
     1999 Stock Option Plan, as amended, AIG 2002 Stock Incentive Plan, as amended under which AIG has issued time-vested restricted stock units and performance restricted stock units and the AIG 2007 Stock Incentive Plan, as amended. During 2011 and 2010, AIG allocated to the Company compensation expense totaling $4,034 and $14,408, respectively, related to stock options and restricted stock units granted under these plans.

     In December 2009, AIG established the Long Term Incentive Plan under which management employees were offered the opportunity to receive additional compensation in the form of cash and stock appreciation rights (SARs) if certain performance metrics are met. During 2011 and 2010, AIG allocated to the Company $4,986 and $9,861, respectively, for expenses incurred under this plan.

     In addition to several small defined contribution plans, AIG sponsors a voluntary savings plan for U.S. employees, (the AIG Incentive Savings
     Plan), which provides for salary reduction contributions by employees and matching U.S. contributions by AIG of up to 7 percent of annual salary depending on the employees' years of service and subject to certain compensation limits. The Company's allocated pre-tax expense associated with this plan was, $4,957 and $7,156 in 2011 and 2010, respectively. Effective January 1, 2012, the AIG Incentive Savings Plan was amended to change the company matching contribution to 100 percent of the first 6 percent of participant contributions and to allow all employees to contribute up the annual IRS contribution maximum of $17.

D.   POST-EMPLOYMENT BENEFITS AND COMPENSATED ABSENCES

     AIG provides certain benefits to inactive employees who are not retirees. Certain of these benefits are insured and expensed currently; other expenses are provided for currently. Such expenses include long-term disability benefits, medical and life insurance continuation and Consolidated Omnibus Budget Reconciliation Act (COBRA) medical subsidies. The costs of these plans are borne by AIG and its participating subsidiaries.

E.   IMPACT OF MEDICARE MODERNIZATION ACT ON POST RETIREMENT BENEFITS

     On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 was signed into law. The postretirement medical plan benefits provided by the plan are actuarially equivalent to Medicare Part D under the 2003 Medicare Act and eligible for the federal subsidy. Effective January 1, 2007, this subsidy is passed on to the participants through reduced contributions. The expected amount of subsidy that AIG will receive for 2011 is $3,100.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


NOTE 10 - CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS


A.   CAPITAL AND SURPLUS

     The Company returned $1,420,000 in capital to its immediate parent as a result of reducing the par value of its common capital stock from $0.015 per share to $0.0115065 per share. The return of capital was accomplished by two separate transactions. On March 31, 2011, the Company reduced the par value of its common stock from $0.015 per share to $0.0124578 per share. On September 30, 2011, the Company further reduced the par value of its common stock to $0.0115065 per share. As a result of these transactions, the Company's common capital stock was reduced by $5,922 and its gross paid in and contributed surplus was reduced by $1,414,078. Both transactions were approved by the Company's board of directors and NY DFS.

     The portion of unassigned surplus as of December 31, 2011 and 2010 represented by each item below is as follows:


     --------------------------------------------------------

                                      2011           2010
     --------------------------------------------------------
     Unrealized gains            $     198,889   $   220,760

     Non-admitted asset values      (1,224,794)     (458,968)

     Provision for reinsurance         (78,525)      (99,443)
     --------------------------------------------------------

     --------------------------------------------------------

     In calculating the provision for reinsurance as of December 31, 2011, management utilized collateral including letters of credit provided by its Ultimate Parent of $381,134. In calculating the provision for reinsurance as of December 31, 2010, management utilized collateral including letters of credit and assets in trust provided by its Ultimate Parent of $314,752 and $26,752, respectively. The use of these assets was approved by the domiciliary regulator.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


     The changes in unrealized gains and non-admitted assets reported in the Statements of Operations and Changes in Capital and Surplus were derived as follows:

     --------------------------------------------------------- ------------ -------------
     Change in net unrealized gains                 2011           2010      2009
     --------------------------------------------------------- ------------ -------------
     Unrealized gains, current year              $   198,889   $   220,760   $   441,772
     Unrealized gains, previous year                 220,760       441,772       739,654
                                                ------------- ------------- -------------
     Change in unrealized gains                      (21,871)     (221,012)     (297,882)

     Change in tax on unrealized gains                 3,008       110,099       202,913
     Change in accounting principles SSAP 43R              -             -        (6,693)
     Adjustments to beginning surplus                  2,913       (40,963)       (8,900)
     Derivatives - change in foreign exchange          5,940        (4,250)            -
     Amortization of goodwill                         (7,967)       (5,204)       (2,502)
     Other - Japan UTA                                62,374             -             -
                                                ------------- ------------- -------------
     Change in unrealized, net of taxes          $    44,397   $  (161,330)  $  (113,064)
                                                ============= ============= =============

(a) The 2009 balance includes $3,395 of adjustments to the income tax effect of capital gains.


     ---------------------------------------------------------------------------
     Change in non-admitted asset values             2011                2010
     ---------------------------------------------------------------------------

     Non-admitted asset values, current year     $  (1,224,794)   $    (458,968)
     Non-admitted asset values, previous year         (458,968)      (1,087,959)
                                                ---------------  ---------------
     Change in non-admitted assets                    (765,826)         628,991

     Change in SSAP 10R                               (189,739)          11,994
     Adjustments to beginning surplus                   29,308         (128,361)
     Other surplus adjustments                               -              613
                                                ---------------  ---------------
     Change in non-admitted assets               $    (926,257)   $     513,237
                                                ===============  ===============


B.   RISK-BASED CAPITAL REQUIREMENTS

     The NAIC has adopted a Risk-Based Capital (RBC) formula to be applied to all property and casualty insurance companies. RBC is a method of establishing the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. A company's RBC is calculated by applying different factors to various asset classes, net premiums written and loss and LAE reserves. A company's result from the RBC formula is then compared to certain established minimum capital benchmarks. To the extent a company's RBC result does not either reach or exceed these established benchmarks, certain regulatory actions may be taken in order for the insurer to meet the statutorily-imposed minimum capital and surplus requirements.

     In connection therewith, the Company has satisfied the capital and surplus requirements of RBC for the 2011

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


     reporting period.


C.   DIVIDEND RESTRICTIONS

     Under New York law, the Company may pay cash dividends only from earned surplus determined on a statutory basis. Further, the Company is restricted (on the basis of the lower of 10.0 percent of the Company's statutory earned surplus as of December 31, 2011, or 100.0 percent of the Company's adjusted net investment income for the preceding 36 month period ending December 31, 2011) as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of NY DFS. As of December 31, 2011, the maximum dividend payment, which may be made without prior approval during 2012, is approximately $308,827.

     Within the limitations noted above, no dividends may be paid out of segregated surplus. There are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There were no restrictions placed on the Company's surplus including for whom the surplus is being held. There is no stock held by the Company for any special purpose.

     As of December 31, 2011 and 2010, the Company paid dividends to Chartis U.S., Inc. of $137,458 and $301,343, respectively, which included $0 of extraordinary dividends.


NOTE 11 - CONTINGENCIES

A.   LEGAL PROCEEDINGS

     The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

     Other legal proceedings include the following:

     The National Association of Insurance Commissioners Market Analysis Working Group, led by the states of Ohio and Iowa, is conducting a multi-state examination of certain accident and health products, including travel products, issued by National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union"). The examination formally commenced in September 2010 after National Union, based on the identification of certain regulatory issues related to the conduct of its accident and health insurance business, including rate and form issues, producer licensing and appointment, and vendor management, requested that state regulators collectively conduct an examination of the regulatory issues in its accident and health business. In addition to Ohio and Iowa, the lead states in the multi-state examination are Minnesota, New Jersey and Pennsylvania, and currently a total of 38 states have agreed to participate in the multi-state examination. As part of the multi-state examination, an Interim Consent Order was entered into with Ohio on (A) January 7, 2011, in which National Union agreed, on a nationwide basis, to cease marketing directly to individual bank customers accident/sickness policy forms that had

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


     been approved to be sold only as policies providing blanket coverage, and to certain related remediation and audit procedures and (B) on February 14, 2012, in which National Union agreed, on a nationwide basis, to limit outbound telemarketing to certain forms and rates. A Consent Order was entered into with Minnesota on February 10, 2012, in which National Union and Travel Guard Group Inc. agreed to (i) cease automatically enrolling Minnesota residents in certain insurance relating to air travel, (ii) pay a civil penalty to Minnesota of $250 and (iii) refund premium to Minnesota residents who were automatically enrolled in certain insurance relating to air travel. In early 2012, Chartis U.S., Inc., on behalf of itself, National Union, and certain of Chartis U.S., Inc.'s insurance companies (collectively, "Chartis U.S.") and the lead regulators agreed in principle upon certain terms to resolve the multi-state examination. The terms include Chartis U.S.'s (i) payment of a civil penalty of up to $51,000,
     (ii) agreement to enter into a corrective action plan describing agreed-upon specific steps and standards for evaluating Chartis U.S.'s ongoing compliance with laws and regulations governing the regulatory issues identified in the examination, and (iii) agreement to pay a contingent fine in the event that Chartis U.S. fails to substantially comply with the steps and standards agreed to in the corrective action plan. AIG has established a reserve equal to the amount of the civil penalty under the proposed agreement. As the terms outlined above are subject to agreement by the lead and participating states and appropriate agreements or orders, the Company (i) can give no assurance that these terms will not change prior to a final resolution of the multi-state examination that is binding on all parties and (ii) cannot predict what other regulatory action, if any, will result from resolving the multi-state examination. There can be no assurance that any regulatory action resulting from the issues identified will not have a material adverse effect on Chartis's consolidated results of operations for an individual reporting period, the ongoing operations of the business being examined, or on similar business written by other AIG carriers. National Union and other Chartis companies are also currently subject to civil litigation relating to the conduct of their accident and health business, and may be subject to additional litigation relating to the conduct of such business from time to time in the ordinary course.

     AIG, National Union Fire Insurance Company of Pittsburgh, Pa. (National Union), and Chartis Specialty Insurance Company (f/k/a American International Specialty Lines Insurance Company) have been named defendants (the AIG Defendants) in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. (Caremark). The plaintiffs in the second-filed action have intervened in the first-filed action, and the second-filed action has been dismissed. An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current action, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that the AIG Defendants and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage. In their complaint, plaintiffs request compensatory damages for the 1999 class in the amount of $3,200,000, plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression and have asserted, inter alia, that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement. The AIG Defendants further assert that the current claims are barred by the statute of limitations and that plaintiffs' assertions that the statute was tolled cannot stand against the public disclosure of the excess coverage. Plaintiffs, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations.

     The  intervening  plaintiffs  had  requested  a  stay  of  all trial  court
     proceedings      pending      their      appeal      of      an       order

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


     dismissing certain lawyers and law firms who represented parties in the underlying class and derivative actions. After the Alabama Supreme Court affirmed the trial court's dismissal in September 2008, the intervening plaintiffs filed an Amended Complaint in Intervention on December 1, 2008, which named Caremark, AIG and certain subsidiaries, including National Union and Chartis Specialty Insurance Company, as defendants, and purported to bring claims against all defendants for deceit and conspiracy to deceive, and to bring a claim against AIG and its subsidiaries for aiding and abetting Caremark's alleged deception.

     After the defendants moved to dismiss the Amended Complaint in Intervention and, in the alternative, for a more definite statement, and the plaintiffs reached an agreement to withdraw additional motions seeking to disqualify certain plaintiffs' counsel, on March 2, 2009, the court granted the intervening plaintiffs' motion to withdraw the Amended Complaint in Intervention. On April 14, 2009, the court established a schedule for class action discovery. The parties are presently engaged in class discovery, and plaintiffs' motion for class certification is scheduled for a hearing starting on May 30, 2012.

     As of April 18, 2012, the parties have not commenced general discovery, and the court has not determined if a class action is appropriate or the size or scope of any class. The Company is unable to reasonably estimate the possible loss or range of losses, if any, arising from the litigation.

     On September 2, 2005, certain AIG companies including American Home Assurance Company, AIU Insurance Company and New Hampshire Insurance Company (collectively, the AIG Parties) sued (i) The Robert Plan Corporation (RPC), an agency that formerly serviced assigned risk automobile insurance business for the AIG Parties; (ii) certain affiliates of RPC; and (iii) two of RPC's senior executives. This suit was brought in New York Supreme Court and alleges the misappropriation of funds and other violations of contractual arrangements. On September 26, 2005, RPC countersued the AIG Parties and AIG itself for, among other things, $370,000 in disgorged profits and $500,000 of punitive damages under a claim of fraud. On March 10, 2006, RPC moved to dismiss its fraud claim without prejudice for the purposes of bringing that claim in New Jersey. On that date, RPC also amended its counterclaim, setting forth a number of causes of action for breach of contract. The parties filed cross motions to dismiss various counts of the complaint and counterclaims. These motions were granted in part and denied in part by the court. RPC appealed certain aspects of the court's ruling. That appeal remains pending. On August 25, 2008, RPC, one of its affiliates, and one of the defendant RPC executives filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the Bankruptcy Code). On October 7, 2008, the Court entered an Order staying this action in light of those bankruptcy proceedings. On January 15, 2009, RPC filed a notice of removal to the United States District Court for the Southern District of New York. The action was subsequently transferred to the Eastern District of New York and then referred to the United States Bankruptcy Court for that District. The AIG Parties moved to remand the case, and the Court granted that motion on April 12, 2010.

     In July 2007, RPC (along with Eagle Insurance Company (Eagle) and Newark Insurance Corporation (Newark), two of RPC's subsidiary insurance companies) filed a separate complaint in New Jersey alleging claims for fraud and negligent misrepresentation against AIG and the AIG Parties in connection with certain 2002 contracts. That complaint seeks damages of at least $100,000, unspecified punitive damages, declaratory relief, and imposition of a constructive trust.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


     Because Eagle and Newark are in liquidation with the Commissioner of the New Jersey Department of Banking and Insurance as liquidator, the AIG Parties believe that only the Commissioner -- and not RPC -- has the authority to direct Eagle and Newark to bring the claims asserted in this action. On December 7, 2007, this action was stayed pending judicial determination of this issue in the Eagle/Newark rehabilitation/liquidation proceeding. In October 2008, the Court dismissed the action without prejudice for failure to prosecute.

     Nevertheless, on January 14, 2009, RPC filed a notice of removal of the New Jersey action to the United States District Court for the District of New Jersey and, on February 2, 2009, moved to transfer the New Jersey action to the Eastern District of New York, where RPC's bankruptcy proceeding is pending. The AIG Parties filed a motion to dismiss the case for lack of subject matter jurisdiction because the purportedly removed action had been dismissed three months before RPC filed its purported notice of removal, and consideration of RPC's transfer motion was stayed until the Court ruled on the AIG Parties' motion to dismiss. On August 10, 2009, the Court granted the AIG Parties' motion to dismiss and denied RPC's transfer motion as moot. To the AIG Parties' knowledge, since that time, RPC has not sought to have the New Jersey state court action reinstated. The settlement discussed below contains a release from RPC to the AIG Parties that covers the claims RPC asserted against the AIG Parties in the New Jersey Action.

     On December 28, 2010, the Bankruptcy Court granted motions to approve settlements entered into in September 2010 between the AIG parties and the RPC Defendants (other than two of RPC's affiliates whose corporate privileges have been suspended by their respective states of incorporation and are therefore unable to enter into contracts) resolving all claims and counterclaims between the AIG parties and the RPC Defendants, and on March 16, 2011 the Court entered an Order dismissing the case with prejudice. The settlements will not have a material adverse effect on the AIG parties' financial position.

     On March 23, 2011, certain AIG entities were served with a Summons with Notice of a suit filed in New York Supreme Court (Nassau County) by William Wallach, The William Wallach Irrevocable Trust, Lawrence Wallach, and Richard Wallach. Prior to his death in 2010, William Wallach was the majority shareholder in RPC. The Summons with Notice indicates that the suit purports to seek damages of $375,000 for breach of contract, misrepresentation, breach of fiduciary duty, fraud, deceit, tortious interference with contractual relations and prima facie tort.

     Following motion practice in the District Court, the matter was referred to the Bankruptcy Court as related to the settlement that was approved on March 16, 2011. The AIG Defendants requested leave to move for sanctions because they assert the complaint is frivolous, and the plaintiffs indicated their intent to file an amended complaint. On October 5, 2011, the Bankruptcy Court set a 60-day deadline for plaintiffs to amend, if so advised, and to determine whether they wish to proceed notwithstanding AIG Defendants' assertion that the claim is frivolous. The plaintiffs neither withdrew nor amended their complaint within the 60-day deadline set by the Bankruptcy Court. On December 7, 2011, the Bankruptcy Court indicated that the AIG Defendants should file their motions to dismiss and for sanctions against the plaintiffs' existing complaint, returnable January 18, 2012. The AIG Defendants filed their motions to dismiss and for sanctions on December 19, 2011. On February 1, 2012, the bankruptcy court dismissed the complaint without prejudice and set a March 5, 2012 hearing date for the AIG Defendants' sanctions motion. At that hearing, the Court granted the AIG Defendants' sanctions motion.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


     Effective February 9, 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice (the DOJ), the United States Securities and Exchange Commission (the SEC), the Office of the Attorney General of the State of New York (the NYAG) and the New York Insurance Department (the NYDOI). The settlements resolve outstanding litigation and allegations by such agencies against AIG in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of these settlements, AIG recorded an after-tax-charge of $1,150,000 in the fourth quarter of 2005, and made payments or placed in escrow approximately $1,640,000 including (i) $375,000 into a fund under the supervision of the NYAG and NYDOI to be available principally to pay certain AIG insurance company subsidiary policyholders who purchased excess casualty policies through Marsh & McLennan Companies, Inc. and Marsh Inc. (the Excess Casualty Fund) and (ii) $343,000 into a fund under the supervision of the NYAG and the NYDOI to be used to compensate various states in connection with the underpayment of certain workers compensation premium taxes and other assessments. As of February 29, 2008, eligible policyholders entitled to receive approximately $358,700 (or 95 percent) of the Excess Casualty Fund had opted to receive settlement payments in exchange for releasing AIG and its subsidiaries from liability relating to certain insurance brokerage practices. In accordance with the settlement agreements, all amounts remaining in the Excess Casualty Fund were used by AIG to settle claims from other policyholders relating to such practices.

     Various state regulatory agencies have reviewed certain other transactions and practices of AIG and its subsidiaries, including the Company, in connection with certain industry-wide and other inquiries including, but not limited to, insurance brokerage practices relating to contingent commissions and the liability of certain AIG subsidiaries, including the Company, for taxes, assessments and surcharges relating to the underreporting or misreporting of workers compensation premium. On January 29, 2008 AIG reached settlements in connection with these state reviews, subject to court approval, with the Attorneys General of the States of Florida, Hawaii, Maryland, Michigan, Oregon, Texas and West Virginia, the Commonwealths of Massachusetts and Pennsylvania, and the District of Columbia; the Florida Department of Financial Services; and the Florida Office of Insurance Regulation. The settlement agreements call for AIG to pay a total of $12,500 to be allocated among the ten jurisdictions and also require AIG to continue to maintain certain producer compensation disclosure and ongoing compliance initiatives. On March 13, 2008, AIG also reached a settlement with the Pennsylvania Insurance Department, which calls for AIG to provide annual reinsurance reports and maintain certain producer compensation disclosure and ongoing compliance initiatives, and to pay a total of $13,500, $4,400 of which was previously paid to Pennsylvania in connection with prior settlement agreements.

     On May 24, 2007, the National Workers Compensation Reinsurance Pool (NWCRP), on behalf of its participant members, filed a lawsuit against AIG and certain of its subsidiaries, including the Company (collectively, the AIG parties), with respect to the underpayment of residual market assessments for workers compensation insurance. The complaint alleges claims for violations of the Racketeer Influenced and Corrupt Organizations Act (RICO), breach of contract, fraud and related state law claims arising out of AIG's alleged underpayment of these assessments between 1970 and the present and seeks damages purportedly in excess of $1,000,000. On August 6, 2007, the court denied the AIG parties' motion seeking to dismiss or stay the complaints or in the alternative, to transfer to the Southern District of New York. On December 26, 2007, the court denied the AIG parties' motion to dismiss the complaint. On March 17, 2008, the AIG parties filed an amended answer, counterclaims and third-party claims against the National Council on Compensation Insurance (in its capacity as attorney-in-fact for the

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


     NWCRP), the NWCRP, its board members, and certain of the other insurance companies that are members of the NWCRP alleging violations of RICO, as well as claims for conspiracy, fraud, and breach of fiduciary duty. The counterclaim-and third-party defendants filed motions to dismiss on June 9, 2008.

     On January 26, 2009, the AIG parties filed a motion to dismiss all claims in the complaint for lack of subject-matter jurisdiction. On February 23, 2009, the Court issued an order denying the motion to dismiss the AIG parties' counterclaims; granting the portion of the third-party defendants' motion to dismiss as to the AIG parties' third-party claims for RICO violations and conspiracy; and denying the portion of the third-party defendants' motion to dismiss as to the AIG parties' third-party claims for fraud, breach of fiduciary duty and unjust enrichment. On April 13, 2009, one of the third-party defendants filed third-party counterclaims against AIG, certain of its subsidiaries and certain former executives. On August 20, 2009, the court granted the AIG parties' motion to dismiss the NWCRP's claims for lack of subject matter jurisdiction. On September 25, 2009, the AIG parties, now in the position of plaintiff, filed an amended complaint that repleads their RICO and conspiracy claims -- previously counterclaims that were dismissed without prejudice -- against several competitors, as well as repleads the AIG parties' already sustained claims for fraud, breach of fiduciary duty and unjust enrichment against those parties, the NWCRP and the NCCI. On October 8, 2009, one competitor filed amended counterclaims against the AIG parties. The amended counterclaim is substantially similar to the complaint initially filed by the NWCRP, but also seeks damages related to non-NWCRP states and guaranty funds, in addition to asserting claims for other violations of state law.

     On October 30, 2009, all of the parties now in the position of defendant -- the AIG parties' competitors, the NWCRP and NCCI -- filed motions to dismiss many of the AIG parties' amended claims, and the AIG parties filed a motion to dismiss many of their competitor's counterclaims. On July 1, 2010 the Court denied the pending motions to dismiss as to all claims, except that it dismissed the AIG parties' claim for unjust enrichment. On July 30, 2010, the NWCRP filed a motion for reconsideration of the Court's decision denying its motion to dismiss the accounting claim asserted against it by the AIG parties, and that motion was denied on August 16, 2010.

     On April 1, 2009, a purported class action was filed in Illinois federal court against AIG and certain of its subsidiaries on behalf of a putative class of NWCRP participant members with respect to the underpayment of residual market assessments for workers compensation insurance. The complaint was styled as an "alternative complaint," should the court grant the AIG parties' motion to dismiss all claims against the defendants in the NWCRP lawsuit for lack of subject matter jurisdiction. The allegations in the class action complaint are substantially similar to those filed by the NWCRP, but the complaint adds certain former AIG executives as defendants and a RICO claim against those individuals. On August 28, 2009, the class action plaintiffs filed an amended complaint, removing the AIG executives as defendants. On October 30, 2009, the AIG parties filed a motion to dismiss many of the claims asserted in the class action complaint. On July 1, 2010, the Court denied the pending motion to dismiss as to all claims, except that it dismissed the plaintiffs' claim for promissory estoppel against the AIG subsidiary defendants (the promissory estoppel claim against AIG survives). Class discovery has been completed, and on July 16, 2010, the plaintiffs filed a motion for class certification. The AIG parties filed their opposition to this motion on October 8, 2010.

     On January 5, 2011, the AIG parties executed a term sheet with a group of intervening plaintiffs, made up of seven participating members of the NWCRP that filed a motion to intervene in the class action for the purpose of settling

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


     the claims at issue on behalf of a settlement class. The proposed class-action settlement would require AIG to pay $450,000 to satisfy all liabilities to the class members arising out of the workers compensation premium reporting issues, a portion of which would be funded out of the remaining amount held in a fund established as part of AIG's settlement with the NYAG and NYDOI in 2006 (the "Workers Compensation Fund"), as addressed above, less any amounts previously withdrawn to satisfy AIG's regulatory settlement obligations, as addressed below. On January 13, 2011, their motion to intervene was granted. On January 19, 2011, the intervening class plaintiffs filed their Complaint in Intervention. On January 28, 2011, the AIG parties and the intervening class plaintiffs entered into a settlement agreement embodying the terms set forth in the January 5, 2011 term sheet and filed a joint motion for certification of the settlement class and preliminary approval of the settlement. If Court approval becomes final, the settlement agreement will resolve and dismiss with prejudice all claims that have been made or that could have been made in the consolidated litigations pending in the Northern District of Illinois arising out of workers compensation premium reporting, including the class action, other than claims that are brought by or against any class member that opts out of the settlement. On April 29, 2011, Liberty Mutual Group filed papers in opposition to preliminary approval of the proposed settlement and in opposition to certification of a settlement class, in which it alleged that AIG's actual exposure should the class action continue through judgment to be in excess of $3,000,000. The AIG parties dispute this allegation.

     On August 1, 2011,  the Court  issued an  opinion  and order  granting  the pending motion for settlement class certification and preliminarily approving the proposed class action settlement, subject to certain minor modifications to the settlement agreement that the Court noted the parties already had agreed to make. The opinion and order stated that it would become effective upon entry of a separate Findings and Order Preliminarily Certifying a Settlement Class and Preliminarily Approving Proposed Settlement, which was then entered on August 5, 2011. Liberty Mutual sought leave from the United States Court of Appeals for the Seventh Circuit to appeal the August 5, 2011 class certification decision, which was denied on August 19, 2011. Notice of the settlement was issued to the class members on August 19, 2011 advising that any class member wishing to opt out of or object to the class action-settlement was required to do so by October 3, 2011. RLI Insurance Company and its affiliates, which were to receive less than one thousand dollars under the proposed settlement, sent the only purported opt-out notice. Liberty Mutual, including its subsidiaries Safeco and Ohio Casualty, and the Kemper group of insurance companies, through their affiliate Lumbermens Mutual Casualty, were the only two objectors. The AIG parties and the settling class plaintiffs filed responses to the objectors' submissions on October 28, 2011. The Court conducted a final fairness hearing on November 29, 2011. Immediately prior to the hearing, Lumbermens Mutual Casualty withdrew its objection to the settlement. On December 21, 2011, the Court issued an Order granting final approval of the settlement, but staying that ruling pending a forthcoming opinion. On February 28, 2012, the Court entered a final order and judgment approving the class action settlement. Liberty Mutual, Safeco and Ohio Casualty filed notices of their intent to appeal the Court's final order and judgment. The Court of Appeals for the Seventh Circuit has consolidated the appeals. Liberty Mutual, Safeco and Ohio Casualty are to submit their opening briefs on or before May 29, 2012.

     The $450,000 settlement amount, which is currently held in escrow pending final resolution of the class action settlement, was funded in part from the approximately $191,500 remaining in the Workers' Compensation Fund, after the transfer of the $146,500 in fines, penalties, and premium taxes discussed in the NAIC Examination of Workers' Compensation Premium Reporting matter below. In the event that the appeal of the class action

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


     settlement is successful, the litigation could resume. AIG has an accrued liability equal to the amounts payable under the settlement.

     A purported class action was filed in South Carolina federal court on January 25, 2008 against AIG and certain of its subsidiaries on behalf of a class of employers that obtained workers compensation insurance from AIG companies and allegedly paid inflated premiums as a result of AIG's alleged underreporting of workers compensation premiums. An amended complaint was filed on March 24, 2008, and the AIG parties filed a motion to dismiss the amended complaint on April 21, 2008. On July 8, 2008, the court granted the AIG parties' motion to dismiss all claims without prejudice and granted plaintiff leave to refile subject to certain conditions. Plaintiffs filed their second amended complaint on July 22, 2008. On March 27, 2009, the court granted the AIG parties' motion to dismiss all claims in the second amended complaint related to pre-2001 policies and all claims against certain AIG subsidiaries, denied the motion to dismiss as to claims against AIG and the remaining subsidiaries, and granted the AIG parties' motion to strike certain allegations from the complaint. On July 19, 2010, the South Carolina Supreme Court held that the filed-rate doctrine did not bar plaintiffs' claims. On December 21, 2011, plaintiffs filed a motion for class certification, which the AIG parties opposed on January 23, 2012. On February 29, 2012, the parties agreed in principle to settle the case for a payment by defendants of $4,000. If that settlement is approved by the court and the settlement becomes final, the case will be concluded.

     In April 2007,  the National  Association of Insurance  Commissioners  (the
     NAIC) formed a Settlement Review Working Group, directed by the State of Indiana, to review the Workers Compensation Residual Market Assessment portion of the settlement between AIG, the NYAG, and the NYDOI. In late 2007, the Settlement Review Working Group, under the direction of Indiana, Minnesota and Rhode Island, recommended that a multi-state targeted market conduct examination focusing on workers compensation insurance be commenced under the direction of the NAIC's Market Analysis Working Group. AIG was informed of the multi-state targeted market conduct examination in January 2008. The lead states in the multi-state examination are Delaware, Florida, Indiana, Massachusetts, Minnesota, New York, Pennsylvania and Rhode Island. All other states (and the District of Columbia) agreed to participate in the multi-state examination. The examination focused on legacy issues related to AIG's writing and reporting of workers compensation insurance between 1985 and 1996.

     On December  17,  2010,  AIG and the lead states  reached an  agreement  to settle all regulatory liabilities arising out of the subjects of the multistate examination. The regulatory settlement agreement includes, among other terms, (i) AIG's payment of $100,000 in regulatory fines and penalties; (ii) AIG's payment of $46,500 in outstanding premium taxes;
     (iii) AIG's agreement to enter into a compliance plan describing agreed-upon specific steps and standards for evaluating AIG's ongoing compliance with state regulators governing the setting of workers compensation insurance premium rates and the reporting of workers compensation premiums; and (iv) AIG's agreement to pay up to $150,000 in contingent fines in the event that AIG fails to comply substantially with the compliance plan requirements. The $146,500 in fines, penalties and premium taxes can be funded out of the $338,000 held in the Workers Compensation Fund, discussed above, to the extent that such monies have not already been used to fund the class action settlement discussed above. The regulatory settlement originally was contingent upon, among other events:
     (i) a final, court-approved settlement being reached in all the lawsuits currently pending in Illinois arising out of workers compensation premium reporting issues, discussed above, including the putative class action, except that such settlement need not resolve claims between AIG and the Liberty Mutual Group and (ii) a settlement being reached and consummated between AIG and certain state

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


     insurance guaranty funds that may assert claims against AIG for underpayment of guaranty-fund assessments. AIG and the other parties to the regulatory settlement agreement subsequently agreed to waive the settlement contingency of a final settlement in the lawsuits, provided that such waiver will not become effective until AIG consummates a settlement with the state insurance guaranty associations.

     AIG and certain subsidiaries have established a reserve equal to the amounts payable under the proposed settlement.

     After the NYAG filed its complaint against insurance broker Marsh, policyholders brought multiple federal antitrust and Racketeer Influenced and Corrupt Organizations Act (RICO) class actions in jurisdictions across the nation against insurers and brokers, including AIG and a number of its subsidiaries, alleging that the insurers and brokers engaged in a broad conspiracy to allocate customers, steer business, and rig bids. These actions, including 24 complaints filed in different federal courts naming AIG or an AIG subsidiary as a defendant, were consolidated by the judicial panel on multi-district litigation and transferred to the United States District Court for the District of New Jersey for coordinated pretrial proceedings.

     The consolidated actions have proceeded in that court in two parallel actions, In re insurance Brokerage Antitrust Litigation (the Commercial Complaint) and In re Employee Benefit Insurance Brokerage Antitrust
     Litigation (the Employee Benefits Complaint, and, together with the Commercial Complaint, the multi-district litigation).

     The plaintiffs in the Commercial Complaint are a group of corporations, individuals and public entities that contracted with the broker defendants for the provision of insurance brokerage services for a variety of insurance needs. The broker defendants were alleged to have placed insurance coverage on the plaintiffs' behalf with a number of insurance companies named as defendants, including certain AIG subsidiaries, including American Home Assurance Company (American Home), AIU Insurance Company, National Union Fire Insurance Company of Pittsburgh, Pa., Chartis Specialty Insurance Company (f/k/a American International Specialty Lines Insurance Company), Chartis Property Casualty Company (f/k/a both Birmingham Fire Insurance Company of Pennsylvania and AIG Casualty Company), Commerce and Industry Insurance Company, Lexington Insurance Company, National Union Fire Insurance Company of Louisiana, New Hampshire Insurance Company, and The Insurance Company of the State of Pennsylvania. The Commercial Complaint also named various brokers and other insurers as defendants (three of which have since settled). The Commercial Complaint alleges that defendants engaged in a widespread conspiracy to allocate customers through "bid-rigging" and "steering" practices. The Commercial Complaint also alleges that the insurer defendants permitted brokers to place business with AIG subsidiaries through wholesale intermediaries affiliated with or owned by those same brokers rather than placing the business with AIG subsidiaries directly. Finally, the Commercial Complaint alleges that the insurer defendants entered into agreements with broker defendants that tied insurance placements to reinsurance placements in order to provide additional compensation to each broker. Plaintiffs assert that the defendants violated the Sherman Antitrust Act, RICO, the antirust laws of 48 states and the District of Columbia, and were liable under common law breach of fiduciary duty and unjust enrichment theories.
     Plaintiffs seek treble damages plus interest and attorneys' fees as a result of the alleged RICO and the Sherman Antitrust Act violations.

     The plaintiffs in the Employee Benefits Complaint are a group of individual employees and corporate and municipal employees alleging claims on behalf of two separate nationwide purported classes: an employee class

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


     and an employer class that acquired insurance products from the defendants from January 1, 1998 to December 31, 2004. The Employee Benefits Complaint names AIG, and certain of its subsidiaries, including American Home, as well as various other brokers and insurers, as defendants. The activities alleged in the Employee Benefits Complaint, with certain exceptions, tracked the allegations of contingent commissions, bid-rigging and tying made in the Commercial Complaint.

     The court in connection with the Commercial Complaint granted (without leave to amend) defendants' motions to dismiss the federal antitrust and RICO claims on August 31, 2007 and September 28, 2007, respectively. The court declined to exercise supplemental jurisdiction over the state law claims in the Commercial Complaint and therefore dismissed it in its entirety. On January 14, 2008, the court granted defendants' motion for summary judgment on the ERISA claims in the Employee Benefits Complaint and subsequently dismissed the remaining state law claims without prejudice, thereby dismissing the Employee Benefits Complaint in its entirety. On February 12, 2008 plaintiffs filed a notice of appeal to the United States Court of Appeals for the Third Circuit with respect to the dismissal of the Employee Benefits Complaint. Plaintiffs previously appealed the dismissal of the Commercial Complaint to the United States Court of Appeals for the Third Circuit on October 10, 2007.

     On August 16, 2010, the Third Circuit affirmed the dismissal of the Employee Benefits Complaint in its entirety, affirmed in part and vacated in part the District Court's dismissal of the Commercial Complaint, and remanded the case for further proceedings consistent with the opinion. The Third Circuit also affirmed in part and vacated in part the District Court's dismissal of the Commercial Complaint, and remanded the case for further proceedings consistent with the opinion. With respect to the antitrust claims in the Commercial Complaint, the Third Circuit affirmed the dismissal of all of plaintiffs' claims, except reversed the District Court's dismissal of an alleged "Marsh-centered" conspiracy to protect incumbent insurers that is based on allegations of bid-rigging involving excess casualty insurance. The Court remanded this claim to the District Court, instructing it to consider whether plaintiffs must satisfy the heightened pleading standard for fraud, and if so, whether this remaining claim meets that standard. With respect to the RICO claims in the Commercial Complaint, the Third Circuit affirmed the dismissal of all of plaintiffs' claims, except reversed the District Court's dismissal of an alleged "Marsh-centered" enterprise based on allegations of bid-rigging involving excess casualty insurance. The Court remanded this claim to the District Court for consideration as to whether plaintiffs had adequately pled the remaining RICO elements not previously considered by the District Court dismissing the Commercial Complaint. Because the Third Circuit vacated in part the judgment dismissing the federal claims in the Commercial Complaint, the Third Circuit also vacated the District Court's dismissal of the state-law claims in the Commercial Complaint. On October 1, 2010, defendants in the Commercial Complaint filed motions to dismiss the remaining remanded claims in the District Court of New Jersey.

     On March 18, 2011, AIG, certain subsidiaries and certain other insurer and broker defendants agreed in principle to settle the multi-district litigation with a class consisting of all purchasers of commercial insurance policies from 1998 through 2004 that were issued by any of the defendants named in the Commercial Complaint and brokered through any of the insurance brokers named as defendants in the Commercial Complaint. Once the settlement is finalized approved by the Court and any appeals of Court approval or exhausted, the AIG defendants will pay a total of $6,750 towards a total group settlement payment of $36,750. A portion of the total settlement fund, which includes plaintiffs' attorneys' fees and class notice and administration fees, would be distributed to purchasers of excess casualty policies from any of the settling defendants and brokered through Marsh, with the remainder being

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


     used to fund a settlement that would be paid to a charitable or educational organization to be agreed to by the settling parties. On June 20, 2011, the Court "administratively terminated" without prejudice the various Defendants' pending motions to dismiss the proposed class plaintiffs' operative pleading indicating that those motions may be re-filed after adjudication of all issues related to the proposed class settlement and subject to the approval of the Magistrate Judge. On June 27, 2011, the Court preliminarily approved the class settlement. On June 30, 2011, AIG and certain subsidiaries placed their portion of the total settlement payment into escrow. If the settlement does not receive final court approval, those funds will revert to those parties. A final fairness hearing took place on September 14, 2011. On March 30, 2012, the Court granted final approval of the class settlement. The deadline for objectors to initiate appeals, if any, from the order granting final approval of the settlement is April 30, 2012.

     A  number  of  complaints  making  allegations  similar  to  those  in  the multi-district litigation have been filed against AIG, certain AIG subsidiaries and other defendants in state and federal courts around the country. The defendants have thus far been successful in having the federal actions transferred to the District of New Jersey and consolidated into the multi-district litigation. These additional consolidated actions are still pending in the District of New Jersey. The AIG defendants have sought to have state court actions making similar allegations stayed pending resolution of the multi-district litigation. These efforts have generally been successful, although four cases have proceeded (one each in Florida and New Jersey state courts that have settled, and one each in Texas and Kansas state courts that are proceeding). In the Texas case, a hearing was held on November 11, 2009 on defendants' Special Exceptions. In the Kansas case, defendants are appealing the trial court's April 2010 denial of defendants' motion to dismiss to the Kansas Supreme Court.

     On October 17, 2011, the Court conducted a conference in connection with the tag-along actions that have been consolidated with the Multi-District Litigation, and subsequently ordered that discovery and motion practice may proceed in those cases. The parties subsequently submitted proposed scheduling orders for discovery and any additional motion practice to the Court, and a scheduling conference has been scheduled before the magistrate judge for April 30, 2012.

     AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial position or results of operation.

     Except as may have been otherwise noted above with respect to specific matters, the Company cannot predict the outcome of the matters described above, reasonably estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an intercompany pooling arrangement. In the opinion of management, except as may have been otherwise noted above with respect to specific matters, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


B.   LEASES

     As of December 31, 2009, all leases were transferred from the Company to National Union. Lease expenses are allocated to each affiliate based upon the percentage of space occupied. The Company's share of these transactions is based on its allocation as a member of the Admitted Pool, based upon its stated pool percentage.

C.   OTHER CONTINGENCIES

     In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity to fund future claim obligations. In the event the life insurers providing the annuity, on certain structured settlements, are not able to meet their obligations, the Company would be liable for the payments of benefits. As of December 31, 2011, the Company has not incurred a loss and there has been no default by any of the life insurers included in the transactions. Management believes that based on the financial strength of the life insurers involved in these structured settlements the likelihood of a loss is remote.

     The estimated loss reserves eliminated by such structured settlement annuities and the present value of annuities due from all life insurers (mostly affiliates) which the Company remains contingently liable amounted to $1,542,389 as of December 31, 2011. Also, as of December 31, 2011, the Company had the following amounts of annuities in excess of 1 percent of its policyholders' surplus due from the following life insurers:


-----------------------------------------------------------------------------------------------------------
                                                                                               Licensed in
Name of life insurer                                                  Location   Balances       New York
-----------------------------------------------------------------------------------------------------------
American General Life Insurance Company                               Texas      $    82,441        No
The United States Life Insurance Company in the City of New York      New York       879,607       Yes
American General Life Insurance Company of Delaware                   Delaware       311,845        No
BMO Life Assurance Company                                            Canada         206,164        No
-----------------------------------------------------------------------------------------------------------


     As part of its private equity portfolio investment, as of December 31, 2011 the Company may be called upon for an additional capital investment of up to $263,490. The Company expects only a small portion of this portfolio will be called during 2012.

     The Company has issued guarantees whereby it unconditionally and irrevocably guaranteed all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. All guarantees were provided in order to secure or maintain the guaranteed companies' rating status issued by certain rating agencies. The Company would be required to perform under the guarantee in the event that guaranteed entities failed to make payments under the policies of insurance issued during the period of the guarantee. For guarantees that have been terminated, the Company remains contingently liable for all policyholder obligations associated with insurance policies issued by the guaranteed entities during the period in which the guarantee was in force.

     The Company has not been required to perform under any of the guarantees that it had issued.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


     The Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the Company's place and stead. Additionally, each guaranteed entity has reported total assets in excess of its liabilities and the majority have invested assets in excess of their direct (prior to reinsurance) policyholder liabilities. Furthermore, for any former affiliate that has been sold, the purchaser has provided the Company with a hold harmless agreement relative to the guarantee. Accordingly, management believes that the likelihood of payment under any of the guarantees is remote.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


     The following schedule sets forth the effective and termination dates of each guarantee, the amount of direct policyholder obligations guaranteed, the invested assets, estimated loss to the Company and policyholder surplus for each guaranteed entity as of December 31, 2011:


     -------------------------------------------------------------------------------------------------------------------------------

                                                                POLICYHOLDER     INVESTED
                                              DATE     DATE     OBLIGATIONS      ASSETS @    ESTIMATED LOSS  POLICYHOLDERS' SURPLUS
     GUARANTEED COMPANY                      ISSUED  TERMINATED @ 12/31/2011     12/31/2011     @ 12/31/2011        @ 12/31/2011
     -------------------------------------------------------------------------------------------------------------------------------
     21st Century Advantage Insurance
     Company (f/k/a AIG Advantage
     Insurance Company)                 *  12/15/97   8/31/09  $       5,645  $      28,397  $            -  $               26,124

     AIG Edison Life Insurance
     Company (formerly GE Edison Life
     Insurance Company)                 **  8/29/03   3/31/11     26,660,158     26,944,023               -               2,123,663

     Farmers Insurance Hawaii (f/k/a
     AIG Hawaii Insurance Company,
     Inc.)                              *   11/5/97   8/31/09         16,983         84,066               -                  76,624

     Chartis Seguros Mexico SA (f/k/a
     AIG Mexico Seguros
     Interamericana, S.A. de C.V.)          12/15/97       -         166,073        100,369               -                  81,157

     American General Life and
     Accident Insurance Company              3/3/03   9/30/10      8,440,946      9,262,389               -                  629,299

     American General Life Insurance
     Company                                 3/3/03  12/29/06     31,095,613     41,395,196               -               7,393,647

     American International Assurance
     Company (Australia) Limited            11/1/02  10/31/10        380,000      1,308,000               -                 404,000

     21st Century North America
     Insurance Company (f/k/a
     American International Insurance
     Company)                           *   11/5/97   8/31/09         37,488        587,979               -                 489,328

     21st Century Superior Insurance
     Company (f/k/a American
     International Insurance Company
     of California, Inc.)               *   12/15/97  8/31/09          1,910         29,818               -                  27,209

     21st Century Pinnacle Insurance
     Company (f/k/a American
     International Insurance Company
     of New Jersey)                     *   12/15/97  8/31/09         13,789         42,910               -                  38,272

     Chartis Europe, S.A. (formerly
     AIG Europe, S.A.)                      9/15/98         -      6,527,141      6,654,194               -               3,390,807

     Chartis UK (f/k/a Landmark
     Insurance Company, Limited (UK))       3/2/98   11/30/07        188,322      5,379,752               -               1,949,112

     Lloyd's Syndicate  1414 (Ascot
     Corporate Name)                        1/20/05  10/31/07        139,593        663,562               -                 151,865

     SunAmerica Annuity and Life
     Assurance Company (Anchor
     National Life Insurance Company)        1/4/99  12/29/06     14,680,609     25,906,187               -                 814,143

     SunAmerica Life Insurance
     Company                                 1/4/99  12/29/06      9,474,897     13,652,491               -               2,907,242

     The United States Life Insurance
     Company in the City of New York         3/3/03   4/30/10      9,667,411     22,548,377               -               1,842,268

     The Variable Annuity Life
     Insurance Company                       3/3/03  12/29/06     45,334,090     64,692,369               -               4,238,814
     -------------------------------------------------------------------------------------------------------------------------------

      TOTAL GUARANTEES                                         $ 152,830,668  $  219,280,079  $            -  $          26,583,574
     ===============================================================================================================================

      * The guaranteed company was formerly part of AIG's Personal Auto Group and was sold on July 1, 2009 to Farmers Group, Inc., a subsidiary of Zurich Financial Services Group (ZFSG). As part of the sale, ZFSG issued a hold harmless agreement to the Company with respect to its obligations under this guarantee.

      ** AIG Edison Life Insurance Company was sold by AIG to Prudential Financial, Inc (PFI) on February 1, 2011. As part of the sale, PFI provided the Company with a hold harmless agreement with respect to its obligations under this guarantee. Amounts disclosed are based on the Edison's fiscal year end of 3/31/2011.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


NOTE 12 - OTHER SIGNIFICANT MATTERS

The Company underwrites a significant concentration of its direct business with brokers.

As of December 31, 2011 and 2010, other admitted assets as reported in the accompanying Statements of Admitted Assets were comprised of the following balances:

--------------------------------------------------------------------------------
OTHER ADMITTED ASSETS                                2011              2010
--------------------------------------------------------------------------------

Allowance provision                              $   (103,402)     $  (245,740)
Deposit accounting assets                                   3              686
Deposit accounting assets - funds held                      -           88,515
Guaranty funds receivable and on deposit               10,011           12,199
Intangible asset - Canada                             (63,660)        (107,372)
Loss funds on deposit                                  51,722           40,858
Note receivable - reinsurance commutation                   -           37,044
Paid loss clearing                                    346,118          318,312
Other assets                                           76,228          137,671
--------------------------------------------------------------------------------
   TOTAL OTHER ADMITTED ASSETS                   $    317,020      $   282,173
================================================================================


Guaranty funds receivable represent payments to various state insolvency funds which are recoupable against future premium tax payments in the respective states. Various states allow insurance companies to recoup assessments over a period of five to ten years.

As of December 31, 2011 and 2010, the Company has a liability for insolvency assessments, workers' compensation second injury and miscellaneous other assessments in the amounts of $138,076 and $40,428, respectively, with related assets for premium tax credits of $10,011 and $12,183, respectively. Of the amount accrued, the Company expects to pay approximately $73,994 for insolvency assessments, workers' compensation second injury and miscellaneous assessments during the next year and $54,071 in future periods. In addition, the Company anticipates it will realize $6,311 of premium tax offset credits and the associated liability in years two through five. The remaining $3,700 will be realized between years six and ten. A reconciliation of assets recognized from paid and accrued premium tax offsets as of December 31, 2011 is set forth below:


a.  Assets recognized from paid and accrued premium tax offsets
    and policy surcharges prior year-end                               $  12,183
b.  Decreases current year:
     Guarantuy fund refunds                                                  403
     Premium tax offset applied                                            2,639
c.  Increases current year:
     Premium tax offset paid                                                 870
d.  Assets recognized from paid and accrued premium tax offsets       -----------
     and policy surcharges current year-end                            $  10,011
                                                                      ===========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


The Company routinely assesses the collectability of its receivable balances for potentially uncollectible premiums receivable due from agents and reinsurance recoverable balances. In connection therewith, as of December 31, 2011 and 2010, the Company had established an allowance for doubtful accounts of $103,402 and $245,740, respectively, which was reported as a contra asset within Other Admitted Assets in the accompanying Statements of Admitted Assets.

During 2011, 2010 and 2009, the Company recorded  $16,296,  $30,549 and $25,860, respectively, for allowance for doubtful accounts to Net Loss from Agents' Balances Charged-off in the accompanying Statements of Operations.

As of December 31, 2011 and 2010, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:

-----------------------------------------------------------------------------------------
 OTHER LIABILITIES                                                  2011         2010
-----------------------------------------------------------------------------------------
 Accounts payable                                                $   42,160   $   29,894
 Accrued retrospective premiums                                      64,385       64,651
 Advance premiums                                                     9,915       11,102
 Amounts withheld or retained by company for account of others        4,467       12,459
 Deferred commission earnings                                         4,161        4,357
 Liability for pension and severance pay                             20,276       16,448
 Loss clearing                                                            -        1,777
 Policyholder funds on deposit                                        9,831        9,057
 Remittances and items not allocated                                 24,870       28,426
 Retroactive reinsurance payable                                        352        1,258
 Retroactive reinsurance reserves - assumed                               -        4,174
 Retroactive reinsurance reserves - ceded                             (899)      (2,077)
 Servicing carrier liability                                          6,929        5,597
 Escrow funds (NICO)                                                 25,693            -
 Other legal contingencies                                           52,613            -
 Other liabilities, includes suspense accounts, expense
   account balances and certain accruals                             60,119       60,578
---------------------------------------------------------------------------- ------------
  TOTAL OTHER LIABILITIES                                        $  324,872   $  247,701
=========================================================================================


On March 28, 2012, the balances reported as other legal contingencies were transferred to the parent company and recorded a deemed capital contribution in accordance with SSAP No. 72, Surplus and Quasi-reorganizations (SSAP 72).

NICO funds third party reinsurance recoverable on behalf of Chartis Reinsureds. Chartis reports the balances collected and due to NICO as Escrow funds.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


NOTE 13 - SUBSEQUENT EVENTS

Type I - Recognized Subsequent Events:

Subsequent events have been considered through April 25, 2012 for the statutory statement issued on April 27, 2012.

None

Type II - Nonrecognized Subsequent Events:

Subsequent events have been considered through April 25, 2012 for the statutory statement issued on April 27, 2012.

Effective February 17, 2012, the Company, together with the members of the Admitted Pool, the Chartis U.S. Surplus Lines Pool and AIU Insurance Company (collectively, the "Fleet") entered into a Capital Maintenance Agreement (CMA) with AIG and Chartis, Inc. (AIG CMA). The AIG CMA provides that in the event that the Fleet's Total Adjusted Capital (TAC) falls below the specified minimum percentage of 350 percent of the Fleet's Authorized Control Level (ACL) Risk Based Capital (RBC), as estimated by Chartis, Inc. on a semi-annual basis subject to any adjustments or modifications required by the Company's domiciliary regulator or its independent auditors (the "SMP"), AIG will, within a specified time period prior to the close of the following fiscal quarter, contribute cash, cash equivalents, securities or other acceptable instruments that qualify as admitted assets to the Fleet so that the Fleet's TAC is projected to be equal to or greater than the SMP of the upcoming year-end. Additionally, each of Chartis and each Fleet member agreed, subject to approval by its board of directors and, if necessary, its domestic regulator, as applicable, to pay dividends that will be paid to AIG up to an amount equal to the lesser of (i) the amount necessary to reduce the Fleets ACL RBC to an amount not materially greater than the SMP or (ii) the maximum dividends permitted by any applicable domiciliary regulator.

Effective February 17, 2012, the Fleet entered into a CMA (Chartis CMA) with Chartis, Inc., Chartis U.S., Inc. and Chartis International, LLC (the Chartis entities). The Chartis CMA provides that in the event that the Fleet's TAC exceeds the SMP (as determined pursuant to the terms of the AIG CMA) while at the same time any Fleet member, as an individual legal entity, has a Total Adjusted Capital below 300 percent of such Company's Authorized Control Level RBC (the "Individual Entity Minimum Percentage") (as determined by Chartis pursuant to the methodology set forth in the AIG CMA that is used to determine the SMP), the Chartis Entities and each Fleet member agree to make contributions, pay dividends or cause other transactions to occur that would result in each Fleet member's TAC being above the Individual Entity Minimum Percentage. No Fleet member is required to pay any dividend which would trigger the extraordinary dividend provisions of its domiciliary state or that is otherwise prohibited by such state.

The Company received the approval from the NY DFS to pay dividends of $50,000 to its immediate parent. The dividend was made up of municipal securities and cash of $48,411 and $1,589, respectively, was paid on March 27, 2012.

On April 4, 2012 and effective March 31, 2012, the Company received permission from the NY DFS to effect a quasi-reorganization as set forth in the Statement of Statutory Accounting Principles No. 72. On March 31, 2012, the Company reallocated $1,000,000 from its Gross Paid in and Contributed Surplus to Unassigned Funds. The permitted practice had no impact on the Company's surplus to policyholders or its net income. In addition, there was no impact

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


on the Company's risk based capital results as a result of this permitted practice.

On March 28, 2012, the balances reported as other legal contingencies were transferred to the parent company and recorded a deemed capital contribution in accordance with SSAP 72.

                                     PART C
                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements

          (1) Financial Statements of American General Life Insurance Company Separate Account D:

               Report of Independent Registered Public Accounting Firm Statement of Net Assets
               Statement of Operations
               Statement of Changes in Net Assets
               Notes to the Financial Statements

          (2) Consolidated Financial Statements of American General Life Insurance Company:

               Report of Independent Registered Public Accounting Firm Consolidated Balance Sheets
               Consolidated Statements of Income (Loss)
               Consolidated Statements of Comprehensive Income (Loss) Consolidated Statements of Shareholder's Equity
               Consolidated Statements of Cash Flows
               Notes to the Consolidated Financial Statements

          (3)  Statutory Financial Statements - American Home Assurance Company

               Report of Independent Registered Public Accounting Firm Statements of Admitted Assets, Liabilities, Capital and Surplus Statements of Income and Changes in Capital and Surplus Statements of Cash Flow
               Notes to the Statutory Basis Financial Statements

     (b)  Exhibits.

1    (a)  American General Life Insurance Company of Delaware Board of Directors
          resolution authorizing the establishment of Separate Account D. (1)

     (b) Resolution of the Board of Directors of American General Life Insurance Company of Delaware authorizing, among other things, the re-domestication of that company in Texas and the renaming of that company as American General Life Insurance Company. (2)

     (c) Resolution of the Board of Directors of American General Life Insurance Company of Delaware providing, inter alia, for Registered Separate Accounts' Standards of Conduct. (3)

2    Custodial agreements: None.

3    (a)  (i)  Distribution Agreement between American General Equity Services
               Corporation and American General Life Insurance Company, effective October 1, 2002. (16)

          (ii) (A) Form of Master Marketing and Distribution Agreement, by and among American General Life Insurance Company, American General Securities Incorporated and Sierra Investment Services Corporation. (8)

               (B)  (1)  Master Marketing and Distribution Agreement by and
                         among American General Life Insurance Company, American General Securities Incorporated, and WM Funds Distributor, Inc., dated July 12, 1999. (10)

                    (2) First Amendment to Master Marketing and Distribution Agreement by and Among American General Life Insurance Company, American General Distributors, Inc. and WM Funds Distributor, Inc., dated November 1, 2000. (12)

               (C) Form of Amended and Restated Master Marketing and Distribution Agreement by and Among American General Life Insurance Company, American General Distributors, Inc. and WM Funds Distributor, Inc. (12)

     (b) (i) Form of Selling Group Agreement, by and among American General Life Insurance Company, American General Securities Incorporated and Sierra Investment Services Corporation. (8)

          (ii) Form of Selling Group Agreement, by and among American General Life Insurance Company, American General Securities Incorporated and WM Funds Distributor, Inc. (13)

     (c)  (i) Trust Participation Agreement. (5)

          (ii) Form of First Amendment to the Trust Participation Agreement by and among American General Life Insurance Company, American General Securities Incorporated, The Sierra Variable Trust and Sierra Investment Services Corporation. (8)

          (iii) Participation Agreement Among American General Life Insurance Company, American General Securities Incorporated, The Sierra Variable Trust and Composite Funds Distributor, Inc. (9)

          (iv) Participation Agreement among American General Life Insurance Company, Principal Variable Contracts Fund, Inc., and Principal Funds Distributor, Inc., dated April 12, 2007. (18)

     (d) (i) Agreement respecting certain indemnifications given by Sierra Investment Advisors Corporation and Sierra Investment Services Corporation to American General Life Insurance Company and American General Securities Incorporated. (5)

          (ii) Indemnification Agreement by and among American General Life Insurance Company, American General Securities Incorporated, WM Advisors, Inc., and WM Funds Distributor, Inc., dated July 12, 1999. (10)

          (iii) First Amendment to Indemnification Agreement by and among American General Life Insurance Company, American General Distributors, Inc., WM Advisors, Inc. and WM Funds Distributor, Inc., dated November 1, 2000. (12)

4    (a)  Specimen form of Combination Fixed and Variable Annuity Contract (Form
          No. 97010). (8)

     (b) Specimen form of Combination Fixed and Variable Annuity Contract (Form No. 97011). (8)

     (c) Specimen form of Waiver of Surrender Charge Rider for Contract Form No. 97010 and Contract Form No. 97011. (8)

     (d)  Form of Qualified Contract Endorsement. (6)

     (e)  (i)  (A)  Specimen form of Individual Retirement Annuity Disclosure
                    Statement available under Contract Form No. 97010 and Contract Form No. 97011. (19)

               (B) Specimen form of Roth Individual Retirement Annuity Disclosure Statement available under Contract Form No. 97010 and Contract Form No. 97011. (19)

          (ii) Specimen form of Individual Retirement Annuity Endorsement. (4)

          (iii) Specimen form of IRA Instruction Form. (6)

5    (a)  (i)  Specimen form of Application for Contract Form No. 97010 and
               Contract Form No. 97011. (8)

          (ii) Specimen form of April 1, 1998 amended Application for Contract form No. 97010 and Contract Form No. 97011. (9)

          (iii) Specimen form of amended Application for Contract Form No. 97010 and Contract Form No. 97011. (9)

          (iv) Specimen form of Application for Contract Form No. 97010 and Contract Form No. 97011, amended October 1, 1998. (11)

          (v) (A) Specimen form of Application for Contract Form No. 97010 and Contract Form No. 97011, amended March 1, 1999. (11)

               (B) Specimen form of Application for Contract Form No. 97010 and Contract Form No. 97011, amended May 1, 2000. (13)

               (C) Specimen form of Application limited to financial institution sales in Florida for Contract Form No. 97010 and Contract Form No. 97011, amended May 1, 2000. (13)

               (D) Specimen form of Oregon Application for Contract Form No. 97010 and Contract Form No. 97011, amended May 1, 2000. (13)

               (E) Specimen form of Application (Form No. L 8908-97 REV 0399) for Contract Form No. 97010 and Contract Form No. 97011, amended May 1, 2001. (14)

               (F) Specimen form of Application (Form No. 8908-10 REV 0500) limited to financial institution sales in Florida for Contract Form No. 97010 and Contract Form No 97011, amended May 1, 2001. (14)

               (G)  Specimen form of Oregon Application (Form No. 8908-38 REV
                    0600) for Contract Form No. 97010 and Contract Form No. 97011, amended May 1, 2001. (14)

          (vi) Specimen form of SNAP Annuity Ticket application. (8)

     (b)  (i)  Election of Annuity Payment Option/Change Form. (5)

          (ii) Specimen form of Absolute Assignment to Effect Section 1035(a) Exchange and Rollover of a Life Insurance Policy or Annuity Contract. (6)

     (c) (i) Contract Service Request, including telephone transfer authorization for Contract Form No. 97010 and Contract Form No. 97011. (8)

          (ii) Contract Service Request, amended April 1, 1998, including telephone transfer authorization for Contract No. 97010 and Contract Form No. 97011. (9)

          (iii) Amended Contract Service Request, including telephone transfer authorization for Contract No. 97010 and Contract Form No. 97011.
               (9)

          (iv) (A) Contract Service Request, amended March 1, 1999, including telephone transfer authorization for Contract Form No. 97010 and Contract Form No. 97011. (11)

               (B) Contract Service Request, amended May 1, 2000, including telephone transfer authorization for Contract Form No. 97010 and Contract Form No. 97011. (13)

               (C) Form of Dollar Cost Averaging Enrollment Form for Contract Form No. 97010 and Contract Form No. 97011. (13)

               (D) Contract Service Request, amended May 1, 2001, including telephone transfer authorization for Contract Form No. 97010 and Contract Form No. 97011. (14)

          (v) Form of Authorization Limited to Execution of Transaction Requests for Contract. (4)

          (vi) Form of Transaction Request Form. (6)

6    (a)  Amended and Restated Articles of Incorporation of American General
          Life Insurance Company, effective December 31, 1991. (2)

     (b) Amendment to the Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective July 13, 1995, incorporated by reference to Post-Effective Amendment No. 3 to Form S-6 Registration Statement (File No. 333-53909) of American General Life Insurance Company Separate Account VL-R, filed on August 19, 1998.

     (c) Bylaws of American General Life Insurance Company, restated as of June 8, 2005. (7)

7    None

8    (a)  Form of Letter Agreement between Sierra Investment Services
          Corporation and American General Life Insurance Company regarding expenses. (8)

     (b) Administrative Services Agreement between American General Life Insurance Company and WM Advisors, Inc. dated as of October 2, 1998.
          (11)

     (c) Amendment No. 1 to Administrative Services Agreement between American General Life Insurance Company and WM Advisors, Inc. dated as of January 1, 2000. (13)

     (d) Form of Addendum to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, American General Life Companies, LLC and American General Equity Services Corporation, effective May 1, 2004. Incorporated by reference to Post-Effective Amendment No. 8 to Form N-4 Registration Statement (File No. 333-25549) of American General Life Insurance Company Separate Account D, filed on May 2, 2005.

     (e) General Guarantee Agreement between American General Life Insurance Company and American Home Assurance Company. (15)

     (f) Notice of Termination of General Guarantee Agreement as published in the Wall Street Journal on November 24, 2006. (18)

     (g) Unconditional Capital Maintenance Agreement Between American International Group, Inc. and American General Life Insurance Company
          (20)

9    (a)  Opinion and Consent of Counsel for Depositor. (8)

9    (b)  Opinion of Counsel and Consent of Sullivan & Cromwell LLP, Counsel to
          American Home Assurance Company. (17)

10(a) Consent of Independent Registered Public Accounting Firm - Pricewaterhouse
     Coopers, LLP. (Filed herewith)

10(b) Consent of Independent Accountants - Pricewaterhouse Coopers, (Filed herewith)

11   Not applicable

12   None

13   Not applicable

14   American Home Assurance Company Power of Attorney. (20 and filed herewith)

----------

(1) Incorporated by reference to initial filing of Form S-6 Registration Statement (File No. 2-49805) of American General Life Insurance Company Separate Account D filed on December 6, 1973.

(2) Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 33-43390) of American General Life Insurance Company Separate Account D filed on October 16, 1991.

(3) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 33-43390) of American General Life Insurance Company Separate Account D filed on December 31, 1991.

(4) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 33-57730) of American General Life Insurance Company Separate Account D filed on March 29, 1993.

(5) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 33-57730) of American General Life Insurance Company Separate Account D filed on October 18, 1993.

(6) Incorporated by reference to Post-Effective Amendment No. 3 to Form N-4 Registration Statement (File No. 33-57730) of American General Life Insurance Company Separate Account D filed on April 28, 1995.

(7) Incorporated by reference to Post-Effective Amendment No. 11 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on August 12, 2005, accession number 0001193125-05-0165474.

(8) Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 333-25549) of American General Life Insurance Company Separate Account D filed on February 12, 1997.

(9) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-25549) of American General Life Insurance Company Separate Account D filed on April 1, 1998, accession number 0000904456-98-000109.

(10) Incorporated by reference to Post-Effective Amendment No. 10 to Form N-4 Registration Statement (File No. 33-57730) of American General Life Insurance Company Separate Account D filed on April 21, 2000, accession number 000089243-00-000913.

(11) Previously filed in Post-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-25549) of American General Life Insurance Company Separate Account D filed on April 23, 1999, accession number
     0000899243-99-000787.

(12) Incorporated by reference to Post-Effective Amendment No. 11 to Form N-4 Registration Statement (File No. 33-57730) of American General Life Insurance Company Separate Account D filed on April 5, 2001, accession number 0000899243-01-000859.

(13) Incorporated by reference to Post-Effective Amendment No. 3 to Form N-4 Registration Statement (File No. 333-25549) of American General Life Insurance Company Separate Account D filed on April 25, 2000, accession number 0000899243-00-000935.

(14) Incorporated by reference to Post-Effective Amendment No. 4 to Form N-4 Registration Statement (File No. 333-25549) of American General Life Insurance Company Separate Account D filed on April 18, 2001, accession number 0000899243-01-000892.

(15) Incorporated by reference to Post-Effective Amendment No. 9 to Form N-4 Registration Statement (File No. 333-25549) of American General Life Insurance Company Separate Account D filed on August 12, 2005, accession number 0000089031-05-000008.

(16) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-4 Registration Statement (File No. 333-40637) of American General Life Insurance Company Separate Account D, filed November 8, 2002, accession number 0000899243-02-002829.

(17) Incorporated by reference to Post-Effective Amendment No. 11 to Form N-4 Registration Statement (File Nos. 333-25549) of American General Life Insurance Company Separate Account D, filed on October 25, 2005, Accession No. 0000950129-05-010062.

(18) Incorporated by reference to Post-Effective Amendment No. 14 to Form N-4 Registration Statement (File Nos. 333-25549) of American General Life Insurance Company Separate Account D, filed on May 1, 2007, Accession No. 0001193125- 07-097393.

(19) Incorporated by reference to Post-Effective Amendment No. 15 to Form N-4 Registration Statement (File Nos. 333-25549) of American General Life Insurance Company Separate Account D, filed on April 30, 2008, Accession No. 0001193125- 08-097296.

(20) Incorporated by reference to Post-Effective Amendment No. 18 to Form N-4 Registration Statement (File Nos. 333-25549) of American General Life Insurance Company Separate Account D, filed on May 2, 2011, Accession No. 00011950123-118-042845.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

The directors and principal officers of the Company are set forth below. The business address of each officer and director is 2929 Allen Parkway, Houston, Texas 77019, unless otherwise noted.

NAMES POSITIONS AND OFFICES HELD WITH DEPOSITOR

Mary Jane B. Fortin         Director, Chairman, President and Chief Executive
                               Officer
Robert M. Beuerlein         Director, Senior Vice President and Chief and
                               Appointed Actuary
Jeffrey H. Carlson          Director, Executive Vice President, Chief
                               Information Officer
Don W. Cummings             Director, Senior Vice President and Chief Financial
                               Officer
Kyle L. Jennings            Director, Executive Vice President, General Counsel
                               and Secretary
Curtis W. Olsen (1)         President - Benefit Solutions
Steven D. Anderson          Senior Vice President
Erik A. Baden               Senior Vice President
Wayne A. Bernard            Senior Vice President
David Butterfield (1)       Senior Vice President
Donna Fahey (1)             Senior Vice President
John Gatesman               Senior Vice President
Robert F. Herbert, Jr.      Senior Vice President, Treasurer and Controller
Glen D. Keller              Senior Vice President
Stephen Kennedy             Senior Vice President
Frank A. Kophamel           Senior Vice President
Simon J. Leech              Senior Vice President
Edmund D. McClure           Senior Vice President
Richard D. McFarland        Senior Vice President
Laura E. Milazzo            Senior Vice President
Larry Nisenson              Senior Vice President
John W. Penko (2)           Senior Vice President
Rodney E. Rishel            Senior Vice President
Dale W. Sachtleben  (3)     Senior Vice President
Durr Sexton                 Senior Vice President
Chris N. Aiken              Vice President
Chris Ayes                  Vice President
Edward F. Bacon             Vice President
Joan M. Bartel              Vice President
Robert Beauchamp            Vice President
Michael B. Boesen           Vice President
Laura J. Borowski (4)       Vice President
David R. Brady (5)          Vice President
Dan Chamberlin              Vice President
Mark E. Childs              Vice President
Robert M. Cicchi            Vice President
Lawrence C. Cox             Vice President
Timothy M. Donovan          Vice President
Jay Drucker                 Vice President
Farideh N. Farrikhi         Vice President
Royce Fithen (6)            Vice President
Brad J. Gabel (4)           Vice President
Frederick J. Garland, Jr.   Vice President
Liza Glass                  Vice President
Leo W. Grace                Vice President and Assistant Secretary
Richard L. Gravette         Vice President and Assistant Treasurer
Lori S. Guadagno (5)        Vice President
Daniel J. Gutenberger       Vice President
Joel H. Hammer (8)          Vice President
D. Leigh Harrington         Vice President
Michael S. Harrison         Vice President
Tim Heslin                  Vice President

Keith C. Honig (7)          Vice President
Steohen D. Howard (2)       Vice President
S. Caitlin Irby             Vice President
Walter P. Irby              Vice President
Sharla A. Jackson (6)       Vice President
Wesley E. Jarvis (1)        Vice President
Debra H. Kile               Vice President
Michael J. Krugel (4)       Vice President
Melvin C. McFall            Vice President
Lochlan O. McNew            Vice President
Gwendolyn J. Mallett        Vice President
W. Larry Mask               Vice President, Real Estate Investment Officer and
                               Assistant Secretary
Beverly A. Meyer (4)        Vice President
Candace A. Michael          Vice President
Michael R. Murphy (4)       Vice President
David W. Napoli             Vice President
Deanna D. Osmonson          Vice President
Cathy A. Percival           Vice President
Carin M. Phelan             Vice President
Glenn H. Plotkin (4)        Vice President
John R. Rafferty            Vice President
Debbie Runge                Vice President
Carly Sanchez               Vice President
Michael C. Sibley (2)       Vice President
T. Clay Spires              Vice President
Gregory R. Thornton (3)     Vice President
Veronica Torralba           Vice President
Christian D. Weiss          Vice President
Cynthia P. Wieties          Vice President
Joann K. Brown              Assistant Vice President
Marie M. Cerligione         Assistant Secretary
Keith Coleman               Assistant Secretary
Jeffrey P. Conklin          Assistant Secretary
Barbara J. Moore            Assistant Tax Officer
John D. Fleming             Assistant Treasurer
William P. Hayes            Chief Compliance Officer
Becky Strom                 Anti-Money Laundering Officer and Privacy Officer
Julie Cotton Hearne         Chief Counsel, Corporate Legal and Assistant
                               Secretary
Marc Herling                Chief Counsel - Benefit Solutions Profit Center and
                               Assistant Secretary
Lauren W. Jones             Chief Counsel, Business Lines and Assistant
                               Secretary
Bradley J. Newman           Chief Counsel, Government Industry & Regulatory Law

(1)  3600 Route 66, Neptune, NJ 07753

(2)  Walnut Glen Tower, 8141 Walnut Hill Lane, Dallas, TX 75231

(3)  3051 Hollis Drive, Springfield, IL 62704

(4)  1200 N. Mayfair Road, Milwaukee, WI 53226

(5)  599 Lexington Avenue, New York, N 10022

(6)  205 E. 10th Avenue, Amarillo, TX 79101

(7)  1 SunAmerica Center, 1999 Avenue of the Stars, Los Angeles, CA 90067

(8)  32 Old Slip, New York, NY 10005

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. An organizational chart for American International Group, Inc. can be found as Exhibit 21 in American General Group, Inc.'s Form 10-K, SEC file number 001-08787, Accession No. 0001047469-12-001369, filed February 23, 2012.
Exhibit 21 is incorporated herein by reference.

The Registrant is a Separate Account of American General Life Insurance Company (Depositor).

ITEM 27. NUMBER OF CONTRACT OWNERS

As of March 31, 2012 there were 2,939 owners of the Contracts, of which 1,185 were qualified Contracts and 1,754 were non-qualified Contracts.

ITEM 28. INDEMNIFICATION

Article VII, section 1, of the Company's By-Laws provides, in part, that the Company shall have power to indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Company) by reason of the fact that such person is or was serving at the request of the Company, against expenses, judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with such proceeding if such person acted in good faith and in a manner such person reasonably believed to be in the best interest of the Company and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of such person was unlawful.

Article VII, section 1 (in part), section 2, and section 3, provide that the Company shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action by or in the right of the Company to procure a judgment in its favor by reason of the fact that such person is or was acting on behalf of the Company, against expenses actually and reasonably incurred by such person in connection with the defense or settlement of such action if such person acted in good faith, in a manner such person believed to be in the best interests of the Company, and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.

No indemnification shall be made under Article VII, section 1: (a) in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable to the Company, unless and only to the extent that the court in which such action was brought shall determine upon application that, in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for the expenses which such court shall determine; (b) of amounts paid in settling or otherwise disposing of a threatened or pending action with or without court approval; or (c) of expense incurred in defending a threatened or pending action which is settled or otherwise disposed of without court approval.

Article VII, section 3, provides that, with certain exceptions, any indemnification under Article VII shall be made by the Company only if authorized in the specific case, upon a determination that indemnification of the person is proper in the circumstances because the person has met the applicable standard of conduct set forth in section 1 of Article VII by; (a) a majority vote of a quorum consisting of directors who are not parties to such proceeding; (b) approval of the shareholders, with the shares owned by the person to be indemnified not being entitled to vote thereon; or (c) the court in which such proceeding is or was pending upon application made by the Company or the indemnified person or the attorney or other persons rendering services in connection with the defense, whether or not such application by the attorney or indemnified person is opposed by the Company.

Article VII, section 7, provides that for purposes of Article VII, those persons subject to indemnification include any person who is or was a director, officer, or employee of the Company, or is or was serving at the request of the Company as a director, officer, or employee of another foreign or domestic corporation which was a predecessor corporation of the Company or of another enterprise at the request of such predecessor corporation.

Section 12 of the Trust Participation Agreement that is incorporated by reference in Exhibit 3(c)(i) of this Registration Statement as amended by Form of First Amendment to the Trust Participation Agreement that is filed as Exhibit 3(c)(ii) to this Registration Statement are hereby incorporated by reference in response to this item. Section 12.1 thereof provides that the Company will indemnify The Sierra Variable Trust (the "Trust") and Sierra Investment Services Corporation (the "Distributor") and their directors, trustees, officers and controlling persons from losses and costs due to any misstatements or omissions of material facts for which the Company is responsible in this Registration Statement or otherwise or due to the Company's failure to meet its obligations under the Trust Participation Agreement. Section 12.2 thereof provides that the Distributor will indemnify the Trust, the Company, American General Equity Services Corporation ("AGESC") and their officers, trustees, employees and controlling persons from losses and costs due to any misstatements or omissions of material facts for which the Distributor or its affiliates are responsible in this Registration Statement or otherwise or as a result of any failure by the Trust or the Distributor to meet its obligations under the Trust Participation Agreement.

Section 6 of the Master Marketing and Distribution Agreement that is filed as
Exhibit 3(a)(ii)(B) to this Registration Statement is hereby incorporated by reference in response to this item. Paragraph 5.1 thereof provides that the Company and AGESC will indemnify the Distributor and any other broker-dealer affiliated with the Distributor and contracted to sell the Contracts, and their officers, directors and controlling persons from losses and costs due to any misstatements or omissions of material facts for which the Company or AGESC is responsible in this Registration Statement or due to any negligent, illegal or fraudulent acts of the Company or AGESC. Paragraph 5.2 provides that the Distributor will indemnify the Company and AGESC, and their officers, directors and controlling persons from losses and costs due to any misstatements or omissions of material facts for which the Distributor or its affiliates are responsible in this Registration Statement, or as a result of any negligent, illegal or fraudulent acts or omissions by the Distributor.

The Agreement filed as Exhibit 3(d)(ii) to this Registration Statement is hereby incorporated by reference in response to this item. Pursuant to that Agreement, the Distributor and WM Advisors, Inc. agree to indemnify the Company and AGESC with respect to liabilities arising out of the negligence or bad faith of the Distributor, WM Advisors, Inc. or any sub-investment adviser to the Trust in performing their obligations to the Trust, including the obligations of WM Advisors, Inc. and the sub-investment advisers to operate the Trust in compliance with Sub-Chapter M and Section 817(h) of the Internal Revenue Code of 1986, as amended. The Distributor and the Adviser also agree to indemnify the Company and AGESC for 50% of any other liabilities or costs that they incur as a result of any failure of the Trust to comply with Sub-Chapter M or Section 817(h) that does not result from such negligence or bad faith.

The Distribution Agreement filed as Exhibit 3(a)(i) to this Registration Statement is hereby incorporated by reference in response to this item. Under part EIGHTH of that agreement, the Company agrees to indemnify AGESC from liabilities and costs that it may incur as a result of any misstatements or omissions of material facts in this Registration Statement or otherwise for which the Company is responsible; and AGESC agrees to indemnify the Company against costs and liabilities that the Company may incur as a result of any act of an employee of AGESC.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

(a) Other Activity. Registrant's principal underwriter, American General Equity Services Corporation, also acts as principal underwriter for the following investment companies:

      AMERICAN GENERAL LIFE INSURANCE COMPANY
      Separate Account A
      Separate Account D
      Separate Account VA-1
      Separate Account VA-2
      Separate Account VUL
      Separate Account VUL-2

      AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
      Variable Account I
      Variable Account II

      AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
      Variable Account A
      Variable Account B

      THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK Separate Account USL VA-R
      Separate Account USL VL-R

(b) Management.

The business address of each officer and director is 2929 Allen Parkway, Houston, TX, 77019, unless otherwise noted.

NAME AND PRINCIPAL                 POSITIONS AND OFFICES WITH DEPOSITOR
BUSINESS ADDRESS                 AMERICAN GENERAL LIFE INSURANCE COMPANY
------------------       -------------------------------------------------------
Mary Jane B. Fortin      Director, Chairman,
Erik A. Baden            Director
John Gatesman            Director, President and Chief Executive Officer
Kyle L. Jennings         Executive Vice President, General Counsel and Secretary
Robert F. Herbert, Jr.   Vice President, Treasurer and Controller
Thomas Clay Spires       Vice President and Tax Officer
Larry Blews              Vice President and Chief Compliance Officer
Rhonda Washington        Treasurer and Controller
Lauren W. Jones          Chief Counsel - Business Lines and Assistant Secretary

(c) Not Applicable.

ITEM 30. LOCATION OF RECORDS

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of American General Life Companies at its principal executive office located at 2727-A Allen Parkway, Houston, TX 77019 or at American General Life Insurance Company's Administrative Office located at 3051 Hollis Drive, Springfield, Illinois 62704.

ITEM 31. MANAGEMENT SERVICES

None

ITEM 32. UNDERTAKINGS

Undertakings of the Registrant

The Registrant undertakes: A) to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the Contracts may be accepted; B) to include either (1) as part of any application to purchase a Contract offered by these prospectuses, a space that an applicant can check to request a Statement of Additional Information ("Statement"), or (2) a toll-free number or a post card or similar written communication affixed to or included in the applicable prospectus that the applicant can remove to send for a Statement; C) to deliver any Statement or financial statements required to be made available under this Form promptly upon written or oral request.

Undertakings of the Depositor

During any time there are insurance obligations outstanding and covered by the guarantee issued by the American Home Assurance Company ("American Home Guarantee Period"), filed as an exhibit to this Registration Statement (the "American Home Guarantee"), the Depositor hereby undertakes to provide notice to contract owners promptly after the happening of significant events related to the American Home Guarantee.

These significant events include: (i) termination of the American Home Guarantee that has a material adverse effect on the contract owner's rights under the American Home Guarantee; (ii) a default under the American Home Guarantee that has a material adverse effect on the contract owner's rights under the American Home Guarantee; (iii) the insolvency of American Home Assurance Company ("American Home").

Depositor hereby undertakes during the American Home Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of American Home in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of American Home regarding such financial statements.

During the American Home Guarantee Period, the Depositor hereby undertakes to include in the prospectus to contract owners an offer to supply the Statement of Additional Information, which shall contain the annual audited statutory financial statements of American Home, free of charge upon a contract owner's request.

Representation Regarding Reasonableness of Aggregate Fees and Charges Deducted Under Contracts

The American General Life Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by American General Life Insurance Company.

                               POWERS OF ATTORNEY

     Each person whose signature appears below hereby appoints Robert F. Herbert, Jr., Don W. Cummings and Kyle L. Jennings and each of them, any one of whom may act without the joinder of the others, as his/her attorney-in-fact to sign on his/her behalf and in the capacity stated below and to file all amendments to this Registration Statement, which amendment or amendments may make such changes and additions to this Registration Statement as such attorney-in-fact may deem necessary or appropriate.

                                   SIGNATURES

     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, American General Life Insurance Company Separate Account D, certifies that it meets the requirements of the Securities Act of 1933 Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf, in the City of Houston, and State of Texas on this 30th day of April, 2012.


                                        AMERICAN GENERAL LIFE INSURANCE COMPANY
                                        SEPARATE ACCOUNT D
                                        (Registrant)


                                    BY: AMERICAN GENERAL LIFE INSURANCE COMPANY
                                        (On behalf of the Registrant and itself)


                                    BY: /s/ DON W. CUMMINGS
                                        ----------------------------------------
                                        DON W. CUMMINGS
                                        SENIOR VICE PRESIDENT AND
                                        AND CHIEF FINANCIAL OFICER

     Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons, on behalf of the Depositor and Registrant, in the capacities and on the dates indicated.

Signature                                          Title                  Date
---------                                          -----                  ----


/s/ MARY JANE B. FORTIN                 Director, President and      April 30, 2012
-------------------------------------   Chief Executive Officer
MARY JANE B. FORTIN


/s/ DON W. CUMMINGS                     Director, Senior             April 30, 2012
-------------------------------------   Vice President and
DON W. CUMMINGS                         Chief Financial Officer


/s/ KYLE L. JENNINGS                    Director, Executive Vice     April 30, 2012
-------------------------------------   President, General Counsel
KYLE L. JENNINGS                        and Secretary


/s/ ROBERT M. BEUERLEIN                 Director                     April 30, 2012
-------------------------------------
ROBERT M. BEUERLEIN


/s/ JEFFREY H. CARLSON                  Director                     April 30, 2012
-------------------------------------
JEFFREY H. CARLSON

                                   SIGNATURES

     American Home Assurance Company has caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 27th day of April, 2012.


                                        AMERICAN HOME ASSURANCE COMPANY


                                    BY: /s/ SEAN T. LEONARD
                                        ----------------------------------------
                                        SEAN T. LEONARD
                                        CHIEF FINANCIAL OFFICER AND
                                        SENIOR VICE PRESIDENT

     This amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                        Title                 Date
---------                                        -----                 ----


* PETER D. HANCOCK                      Chairman and Director     April 27, 2012
-------------------------------------
PETER D. HANCOCK


* PETER J. EASTWOOD                     Director, President and   April 27, 2012
-------------------------------------   Chief Executive Officer
PETER J. EASTWOOD


* JAMES BRACKEN                         Director                  April 27, 2012
-------------------------------------
JAMES BRACKEN


* JOHN Q. DOYLE                         Director                  April 27, 2012
-------------------------------------
JOHN Q. DOYLE


* DAVID NEIL FIELDS                     Director                  April 27, 2012
-------------------------------------
DAVID NEIL FIELDS


* DAVID L. HERZOG                       Director                  April 27, 2012
-------------------------------------
DAVID L. HERZOG


/s/ SEAN T. LEONARD                     Director, Chief Financial April 27, 2012
-------------------------------------   Officer and Senior Vice
SEAN T. LEONARD                         President


* MONIKA MARIA MACHON                   Director                  April 27, 2012
-------------------------------------
MONIKA MARIA MACHON


* RALPH W. MUCERINO                     Director                  April 27, 2012
-------------------------------------
RALPH W. MUCERINO


* SID SANKARAN                          Director                  April 27, 2012
-------------------------------------
SID SANKARAN


* CHRISTOPHER L. SPARRO                 Director                  April 27, 2012
-------------------------------------
CHRISTOPHER L. SPARRO


* MARK TIMOTHY WILLIS                   Director                  April 27, 2012
-------------------------------------
MARK TIMOTHY WILLIS


* BY: /s/ SEAN T. LEONARD
      ------------------------------
      SEAN T. LEONARD
      ATTORNEY-IN-FACT
      (Exhibit 14(b) to the Registration Statement)

                                Index of Exhibits

Exhibit No.

10(a). Consent of Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP

10(b)         Consent of Independent Accountants
              PricewaterhouseCoopers

14            Powers of Attorney - American Home Assurance Company.


                                      C-15